SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

CAPITAL ENVIRONMENTAL RESOURCE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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1122 INTERNATIONAL BLVD, SUITE 601

BURLINGTON, ONTARIO L7L 6Z8
CANADA

June 28, 2004

Dear Shareholder:

      Enclosed is a notice of meeting and a management proxy statement furnished in connection with the solicitation of proxies by and on behalf of the management of Capital Environmental Resource Inc. (the “Corporation”) for use at the special meeting (the “Meeting”) of the holders of voting common shares (collectively, the “Shareholders”) of the Corporation to be held at the Holiday Inn, Bronte Room, 2525 Wyecroft Road, Oakville, Ontario, Canada on July 27, 2004 at 10:00 a.m. (Toronto time). Also enclosed is a form of proxy relating to the Meeting.

      The Meeting has been called for the purposes of approving a proposed plan of arrangement (the “Arrangement”) involving the Corporation and the Shareholders pursuant to which the Corporation will become an indirect subsidiary of a company incorporated under the laws of Delaware, Waste Services, Inc. (“Waste Services”), and pursuant to which the Corporation will change its name from “Capital Environmental Resource Inc.” to “Waste Services (CA) Inc.”. Waste Services is currently a subsidiary of the Corporation.

      The Arrangement must be approved by the Ontario Superior Court of Justice and by the Shareholders. Under the Arrangement and through a series of transactions, holders of common shares resident in the United States will receive shares of common stock of Waste Services and holders of common shares who are not resident in the United States may elect to receive either shares of common stock of Waste Services or exchangeable shares of the Corporation. The exchangeable shares of the Corporation will entitle the holders thereof to dividends and other rights that are, as nearly as practical, economically equivalent to those rights attaching to shares of common stock of Waste Services. Exchangeable shares will be exchangeable at the option of the holder at any time (and in limited circumstances at the request of the Corporation) for shares in the common stock of Waste Services on a one-for-one basis. The exchangeable shares provide an opportunity for certain holders of common shares of the Corporation to achieve a Canadian tax deferral in certain circumstances, as described in the enclosed management proxy statement (the “Proxy Statement”). For the Arrangement to proceed, it must be approved by not less than two-thirds of the votes cast by Shareholders who attend the Meeting in person or by proxy.

      Each option to acquire common shares of the Corporation and all outstanding warrants will be dealt with in accordance with their terms.

      A Letter of Transmittal (printed on green paper) for use by registered holders of common shares of the Corporation who will receive shares of common stock of Waste Services for all of their common shares of the Corporation is enclosed with the Proxy Statement. Holders of common shares of the Corporation will not receive certificates for shares of common stock of Waste Services they are entitled to under the Arrangement until they return a properly completed Letter of Transmittal, together with the certificate(s) representing their common shares and any other required documentation to American Stock Transfer & Trust Company at the address specified on the last page of the Letter of Transmittal. Each of the above matters are further described in the enclosed Proxy Statement, which also contains information that may help you make an informed decision with respect to each resolution.

      A Letter of Transmittal and Election Form (printed on blue paper) for use by registered holders of common shares of the Corporation who wish to receive exchangeable shares of the Corporation for some or all of their common shares of the Corporation is enclosed with the Proxy Statement. Holders of common shares of the Corporation will not receive certificates for shares of exchangeable shares of the Corporation they are entitled to under the Arrangement until they return a properly completed Letter of Transmittal and Election Form, together with the certificate(s) representing their common shares and any other required documentation to American Stock Transfer & Trust Company at the address specified on the last page of the Letter of Transmittal and Election Form. Each of the above matters are further described in the enclosed Proxy Statement, which also contains information that may help you make an informed decision with respect to each resolution.

      Shareholders whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for instructions and assistance in delivering those Common Shares.

      The Board of Directors of the Corporation (the “Board”) has considered the proposed Arrangement. The Board believes that the approval of the Arrangement is in the best interests of the Corporation and its Shareholders. The Board has approved the Arrangement and recommends that you vote “FOR” the resolution approving the Arrangement.

      The notice of meeting and Proxy Statement accompanying this letter includes details of the Meeting. Regardless of the number of the securities of the Corporation you own, it is important that you be present or represented at the Meeting. If you are unable to attend the Meeting in person, kindly complete, date, sign and return the enclosed form of proxy in the envelope provided for this purpose immediately so that your securities can be voted at the Meeting in accordance with your instructions.

Yours truly,

/s/ DAVID SUTHERLAND - YOEST

David Sutherland - Yoest
Chairman and Chief Executive Officer

1122 INTERNATIONAL BLVD, SUITE 601

BURLINGTON, ONTARIO L7L 6Z8
CANADA

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 27, 2004

       These documents require your immediate attention. They require Shareholders to make important decisions. If you are in doubt as to how to make such decisions, please contact your legal or other professional advisors.

1122 INTERNATIONAL BLVD, SUITE 601

BURLINGTON, ONTARIO L7L 6Z8
CANADA

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 27, 2004

Time, Date and Place of Special Meeting

      Notice is hereby given by and on behalf of the management of Capital Environmental Resource Inc. (the “Corporation”) that a special meeting (the “Meeting”) of the Shareholders (defined below) of the Corporation will be held at the Holiday Inn, Bronte Room, 2525 Wyecroft Road, Oakville, Ontario, Canada on July 27, 2004 at 10:00 a.m. (Toronto time).

Purpose of the Special Meeting

(1) Holders of common shares in the capital of the Corporation (the “Common Shares”) (the “Shareholders”) will be asked to consider and vote upon a proposal (the “Arrangement Resolution”) to approve the plan of arrangement (the “Arrangement”) pursuant to section 182 of the Business Corporations Act (Ontario) pursuant to which Waste Services, Inc. (“Waste Services”), through a wholly-owned subsidiary, Capital Environmental Holdings Company (“Capital Holdings”), will become the owner of the Common Shares, as more particularly described in the accompanying Proxy Statement.

(2) Shareholders will be asked to transact such other matters as may properly come before the Meeting and any adjournment thereof.

      The accompanying proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by management of the Corporation for use at the Meeting. The Proxy Statement provides additional information relating to the matters to be addressed at the Meeting. A form of proxy also accompanies this notice.

      In accordance with the order of the Ontario Superior Court of Justice dated June 18, 2004 that provides for the calling and holding of the Meeting and other procedural matters relating to the Arrangement (the “Interim Order”), registered holders of Common Shares have been granted a right to dissent from the Arrangement and to be paid the fair value of their shares. The right to dissent is described in the Proxy Statement. Failure to comply strictly with such dissent procedures may result in the loss or unavailability of any right of dissent.

Shareholders Entitled to Vote

      In accordance with the Business Corporations Act (Ontario), the record date for the Meeting has been fixed by the board of directors of the Corporation as the close of business on June 21, 2004 (the “Record Date”).

      If you were a registered holder of Common Shares at the close of business on the Record Date, you are entitled to vote on the Arrangement Resolution.

      Regardless of the number of securities of the Corporation you own, it is important that you be present or represented at the Meeting. If you are not able to attend the Meeting in person, please exercise your right to vote by signing, dating and returning the enclosed proxy card to American Stock Transfer & Trust Company, 6201 15th Ave., 3rd Floor, Brooklyn, New York 11219, to arrive not later than 5:00 p.m. (New York time) on July 23, 2004 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before the date to which the Meeting is adjourned.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ IVAN R. CAIRNS

Ivan R. Cairns
Executive Vice President, General Counsel and Secretary
Burlington, Ontario
June 28, 2004

1122 INTERNATIONAL BLVD, SUITE 601

BURLINGTON, ONTARIO L7L 6Z8
CANADA

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 27, 2004

THIS PROXY STATEMENT AND THE ENCLOSED PROXY ARE BEING MAILED TO SHAREHOLDERS ON OR ABOUT JUNE 28, 2004.

NOTICE TO U.S. SHAREHOLDERS

      Securities issued in connection with the Arrangement will not be registered under the Securities Act of 1933, as amended, which we refer to as the “Securities Act,” or the securities laws of any state of the United States. Such securities will instead be issued in reliance upon the exemption provided by Section 3(a)(10) of the Securities Act and applicable exemptions under state securities laws. Securities issued in connection with the Arrangement will be freely transferable under U.S. federal securities laws, except for securities held by persons who are deemed to be “affiliates” of Capital Environmental Resource Inc. prior to completion of the Arrangement. Such securities held by “affiliates” may be resold by them only in compliance with the resale provisions of Rule 145 promulgated under the Securities Act or as otherwise permitted under the Securities Act.

      THE SHARES OF WASTE SERVICES COMMON STOCK TO BE ISSUED PURSUANT TO THE ARRANGEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION, WHICH WE REFER TO AS THE “SEC,” OR SECURITIES REGULATORY AUTHORITIES OF ANY STATE OF THE UNITED STATES, OR PROVINCE OR TERRITORY OF CANADA, NOR HAS THE SEC OR SECURITIES REGULATORY AUTHORITY OF ANY STATE OF THE UNITED STATES PASSED ON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY — QUESTIONS AND ANSWERS

      The following is a summary of certain information contained in this proxy statement (the “Proxy Statement”). This summary is not intended to be complete and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement. Shareholders should read the entire Proxy Statement, including the annexes. Capitalized terms used in this summary and not otherwise defined shall have the same meaning given elsewhere in this Proxy Statement.

Time, Date and Place of Meeting

      The Meeting will be held on July 27, 2004 at the Holiday Inn, Bronte Room, 2525 Wyecroft Road, Oakville, Ontario, Canada at 10:00 a.m. (Toronto time). The Corporation is sending this Proxy Statement and the proxies solicited hereby to its Shareholders beginning on or about June 28, 2004.

Background

      In 2003, we initiated a disposal-based growth strategy to enter the U.S. solid waste market and establish leading, vertically-integrated market positions. Under this strategy, we enter geographic markets with attractive growth or competitive characteristics by acquiring and developing landfill disposal capacity, then acquiring and developing waste collection and transfer operations.

      In the past twelve months, we have implemented this strategy in three geographic markets in the United States: northern and central Florida, including Orlando and Tampa; Phoenix and Tucson, Arizona; and Houston, Texas. We have acquired large municipal solid waste landfill developments in each of these markets.

      As part of this strategic direction, we are proposing to effect a reorganization and migrate our corporate domicile to the United States. Corporate migration will occur by way of plan of arrangement pursuant to the provisions of the Business Corporation Act (Ontario) and will require approval of Shareholders and the Ontario Superior Court of Justice. We refer to the corporate migration as the “Arrangement” throughout this Proxy Statement.

What is the Corporation proposing?

      The Corporation is soliciting proxies in respect of a proposal to approve a series of transactions we refer to as the “Arrangement”. The Arrangement is the means by which the Corporation will effect the migration of its corporate domicile from Ontario, Canada to Delaware, United States. Under the Arrangement, the Corporation will also change its name from “Capital Environmental Resource Inc.” to “Waste Services (CA) Inc.”. The Arrangement will occur by way of a plan of arrangement under the Business Corporations Act (Ontario) and will consist primarily of the following:

•	the exchange of the Common Shares into shares of Waste Services common stock by all U.S. holders of Common Shares and by eligible holders of Common Shares not resident in the United States who do not elect to receive Exchangeable Shares; and

•	the conversion of the other Common Shares of the Corporation into Exchangeable Shares.

      The diagrams below represent, in simplified form, the corporate structure of the Corporation before the Arrangement and the proposed corporate structure following the Arrangement.

Why am I receiving this document?

      This document serves as a proxy statement of the Corporation. As a proxy statement, it is being provided by the Corporation because management of the Corporation is soliciting proxies to vote to approve resolutions relating to the Arrangement proposal.

Why is the Corporation proposing the Arrangement?

      We are proposing the Arrangement in order to change the corporate domicile of the Corporation from Ontario, Canada to Delaware, United States. We believe that this is in the best interest of the Corporation and its Shareholders because we believe that our new corporate domicile will provide us with a number of benefits including:

•	increasing our access to the U.S. capital markets;

•	allowing us to take advantage of the comprehensive, modern and flexible corporate laws that Delaware and its courts have developed in dealing with corporate issues;

•	allowing us to better compete with our peers located in the United States;

•	increasing our ability to effectively structure acquisitions, divestitures and mergers with other U.S. companies; and

•	increasing our flexibility with regard to the selection of individuals to serve on our Board through the removal of the requirement that a majority of our directors be residents of Canada.

I hold Common Shares. What will I receive in connection with the Arrangement?

      If you are a holder of Common Shares resident in the United States, you will receive one share of common stock of Waste Services for each Common Share you own. Holders of Common Shares not resident in the United States may elect to receive the Exchangeable Shares. The Exchangeable Shares will be substantially the functional and economic equivalent of, and will be exchangeable for, shares of common stock of Waste Services. The holders of Exchangeable Shares will also be entitled to vote, through the mechanism established in the Voting and Exchange Trust Agreement (described in more detail under “Description of Exchangeable Shares — Voting and Exchange Trust Agreement”), their Exchangeable Shares on the same basis and in the same circumstances as would a holder of shares of common stock of Waste Services. Assuming Shareholder approval is obtained, the Arrangement will be completed as soon as practicable following the Meeting.

I hold Warrants or Options. What will I receive in connection with the Arrangement?

      Each Warrant will continue to be an obligation of the Corporation. However, pursuant to its terms, it shall permit the holder to purchase a number of shares of common stock of Waste Services equal to the number of Common Shares that may be purchased if such Warrant were exercisable and exercised immediately prior to the Arrangement. Each Warrant shall continue to provide for an exercise price per share of common stock of Waste Services equal to the exercise price per Common Share of such Warrant immediately prior to the Arrangement. The term to expiry, conditions to and manner of exercising, vesting schedule and all other terms and conditions of such Warrant will otherwise be unchanged, and any document or agreement previously evidencing a Warrant shall thereafter continue to evidence and be deemed to evidence such Warrant.

      Each Option will continue to be an obligation of the Corporation. However, pursuant to its terms, it shall permit the holder to purchase a number of shares of common stock of Waste Services equal to the number of Common Shares that may be purchased if such Option were exercisable and exercised immediately prior to the Arrangement. Each Option shall continue to provide for an exercise price per share of common stock of Waste Services equal to the exercise price per Common Share of such Option immediately prior to the Arrangement. The term to expiry, conditions to and manner of exercising, vesting schedule and all other terms and conditions of such Option will otherwise be unchanged, and any document or agreement previously evidencing an Option shall thereafter continue to evidence and be deemed to evidence such Option.

What type of company is Waste Services?

      As described in other parts of this Proxy Statement, Waste Services is a subsidiary of the Corporation incorporated under the laws of Delaware, United States. Waste Services was also the acquisition vehicle used for the Corporation’s U.S. acquisitions.

Why may holders of Common Shares not resident in the United States elect to receive Exchangeable Shares in lieu of shares of common stock of Waste Services?

      Because Waste Services is a non-Canadian company, holders not resident in the United States that exchange Common Shares for shares of common stock of Waste Services in the Arrangement may recognize a taxable gain or a loss upon that exchange under current Canadian tax law. To allow such holders of Common Shares to participate in the Arrangement on a tax-deferred basis under current Canadian tax law, such shareholders may elect to receive Exchangeable Shares of the Corporation. Electing shareholders will generally be able to receive Exchangeable Shares without recognizing gain or loss under Canadian tax law. It is expected that holders resident in the United States will not be subject to Canadian tax in respect of an exchange for shares of common stock of Waste Services. You are strongly advised to consult your own legal and tax advisor regarding your individual election, if any, in light of your particular circumstances.

What if I hold my shares in a Registered Retirement Savings Plan (or RRSP)?

      Because shares of common stock of Waste Services will be “qualified investments” while Exchangeable Shares will not be “qualified investments”, registered retirement savings plans should not elect to obtain Exchangeable Shares. By not so electing, such plans will receive shares of common stock of

Waste Services, which may be held, within the “foreign property” limit, by such plans. You are strongly advised to consult your own legal and tax advisor regarding your individual election, if any, in light of your particular circumstances.

What shareholder approvals are needed for the Arrangement?

      The affirmative vote of not less than two-thirds of the votes cast by Shareholders at the Meeting is required to approve the Arrangement Resolution pursuant to which the Arrangement will be effected.

Do I have dissenters’ rights in relation to the Arrangement?

      If you are a registered holder of Common Shares, under the Business Corporations Act (Ontario) and pursuant to the Interim Order you have the right to dissent from the Arrangement Resolution and to be paid the fair value of your Common Shares. Fair value is determined as of the day before the Arrangement is approved by Shareholders. For further information see “Dissenting Shareholders’ Rights” in this Proxy Statement.

What if I do not vote?

      If you do not vote, it will reduce the number of votes needed to approve each of the resolutions being voted on by Shareholders.

What do I need to do now if I own Common Shares directly?

      After carefully reading and considering the information contained in this Proxy Statement, please respond by completing, signing and dating your proxy card and returning it in the enclosed postage-paid envelope or to the Corporation’s secretary at 1122 International Blvd, Suite 601, Burlington, Ontario L7L 6Z8 as soon as possible so that your securities may be represented at the Meeting.

      In addition, if you are a holder of Common Shares not resident in the United States and are electing to receive Exchangeable Shares for some or all of your Common Shares, you must also submit your properly completed and duly executed Letter of Transmittal and Election Form (printed on blue paper), Common Share certificates and all other required documents to American Stock Transfer & Trust Company (the “Depositary”), the agent for the Common Shares, in the enclosed envelope at one of the addresses indicated in the Letter of Transmittal and Election Form before 5:00 p.m. (Toronto time) on July 23, 2004. If you submit these materials after that date and the Arrangement is successfully completed, you will be entitled to receive only shares of common stock of Waste Services rather than Exchangeable Shares.

      In addition, if you are a holder of Common Shares who will receive shares of common stock of Waste Services for all of your Common Shares, you should also submit your properly completed and duly executed Letter of Transmittal (printed on green paper), Common Share certificates and all other required documents to American Stock Transfer & Trust Company (the “Depositary”), the agent for the Common Shares, in the enclosed envelope at one of the addresses indicated in the Letter of Transmittal before 5:00 p.m. (Toronto time) on July 23, 2004. If you submit these materials after that date and the Arrangement is successfully completed, you will be entitled to receive only shares of common stock of Waste Services rather than Exchangeable Shares.

What do I need to do now if I hold my Common Shares through an Intermediary?

      After carefully reading and considering the information contained in this document, please follow the directions provided by your Intermediary with respect to voting procedures and, if you are a holder of Common Shares not resident in the United States, with respect to procedures for electing to receive Exchangeable Shares. We ask you to ensure that your instructions are submitted to your Intermediary in sufficient time to ensure that its votes are received by us on or before 5:00 p.m. (Toronto time), on July 23, 2004.

Can I trade the shares of common stock of Waste Services that I receive under the Arrangement?

      We expect that the common stock of Waste Services will be listed and quoted on NASDAQ on completion of the Arrangement. Any shares of common stock of Waste Services you receive in return for your Exchangeable Shares may be traded on NASDAQ.

I am a holder of Common Shares not resident in the United States. Can I trade my Exchangeable Shares if I elect to receive Exchangeable Shares of the Corporation?

      No. The Exchangeable Shares of the Corporation will not be listed on any securities exchange following the Arrangement.

What happens if the Arrangement Resolution is not passed?

      Under various contractual arrangements entered into between the Corporation, Waste Services and Kelso (being the preferred stockholders of Waste Services), if the Arrangement is not effected by July 31, 2004, then the dividend rate due on the preferred stock of Waste Services, which is currently 17.75% per annum, increases by 1% at the end of each month after that date (up to a maximum increase of 12%) and Kelso has certain rights to additional warrants for common stock of Waste Services (at an exercise price of US$0.01 per share) as well as the right to exchange its shares of preferred stock and warrants of Waste Services for preferred shares and warrants of the Corporation. These rights are further described in the section of this Proxy Statement titled “Description of Shares of Capital Stock of Waste Services — Waste Services Series A Preferred Stock.”

Can I change my vote after I have delivered my proxy?

      Yes. You can change your vote by submitting a new proxy to the Corporation’s Secretary at the address specified above no later than 5:00 p.m. (Toronto time), on July 26, 2004 or, if you are a holder of record, by attending the Meeting and voting your securities in person. You may also revoke your proxy by delivering written notice signed by you or your attorney-in-fact to the Corporation’s Secretary on or before July 26, 2004 or to the chairman of the Meeting at the Meeting.

THE MEETING

General

      This Proxy Statement provides information that you should read before you vote on the resolution that will be presented to you at the Meeting of the Shareholders of the Corporation.

      The Meeting will be held on July 27, 2004 at the Holiday Inn, Bronte Room, 2525 Wyecroft Road, Oakville, Ontario, Canada at 10:00 a.m. (Toronto time). The Corporation is sending this Proxy Statement and the proxies solicited hereby to its Shareholders beginning on or about June 28, 2004.

      This Proxy Statement provides detailed information about the Meeting, the resolutions that you will be asked to vote on at the Meeting and other relevant information. Management of the Corporation is soliciting these proxies.

      At the Meeting:

(1) Holders of common shares in the capital of the Corporation (the “Common Shares”) (the “Shareholders”) will be asked to consider and vote upon a proposal (the “Arrangement Resolution”) to approve the plan of arrangement (the “Arrangement”) pursuant to section 182 of the Business Corporations Act (Ontario) pursuant to which Waste Services, Inc. (“Waste Services”), through a wholly-owned subsidiary, Capital Environmental Holdings Company (“Capital Holdings”), will become the owner of the Common Shares, as more particularly described in the accompanying Proxy Statement.

(2) Shareholders will be asked to transact such other matters as may properly come before the Meeting and any adjournment thereof.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ARRANGEMENT RESOLUTION.

Solicitation

      The Corporation has distributed copies of the Notice of Meeting, this Proxy Statement and a proxy card (collectively, “Documents”) directly to Shareholders and to clearing agencies, securities dealers, banks and trust companies or their nominees (“Intermediaries”) for onward distribution to holders of Common Shares (“Non-Registered Shareholders”). The Intermediaries are required to forward the Documents to Non-Registered Shareholders.

      Solicitation will be primarily by mail, the cost of which will be borne by the Corporation.

Non-Registered Shareholders

      Non-Registered Shareholders who wish to file proxies should follow the directions of their Intermediary with respect to the procedure to be followed.

      Generally, Non-Registered Shareholders will either:

(a) be provided with a proxy executed by the Intermediary but otherwise uncompleted. The Non-Registered Shareholder may complete the proxy and return it directly to the Depositary; or

(b) be provided with a request for voting instructions. The Intermediary is required to send the Corporation an executed proxy completed in accordance with any voting instructions received by it.

      The persons named as proxies in the enclosed proxy are officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT THE SHAREHOLDER AT THE MEETING MAY DO SO either by inserting that person’s name in the blank space provided in the proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the office of the Depositary, American Stock Transfer & Trust

Company at 6201 15th Ave., 3rd Floor, Brooklyn, New York 11219, no later than July 23, 2004 at 5:00 p.m. (Toronto time).

Voting of Proxies

      In order to vote your Common Shares you must attend the Meeting or appoint a proxy on your behalf.

      If you sign your proxy or broker voting instruction card with no further instructions, your Common Shares WILL BE VOTED FOR THE ARRANGEMENT RESOLUTION and, at the discretion of the proxyholder, on any other matters that properly come before the Meeting or any adjournment thereof.

      The enclosed proxy confers discretionary authority on the persons named in it with respect to other matters that may properly come before the Meeting. At the time of printing this Proxy Statement, management of the Corporation knows of no such other matters to come before the Meeting. Failure to return a proxy or vote in person will not affect the outcome of the Arrangement Resolution, as long as a quorum is achieved.

Revoking Your Proxy

      If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy by:

(1) completing a proxy bearing a later date than the previously signed proxy and depositing it with the Corporation’s transfer agent, American Stock Transfer & Trust Company, as described in the Notice of Meeting; or

(2) depositing a written statement, signed by you or your attorney authorized in writing:

(a) at the office of the Corporation, Capital Environmental Resource Inc., 1122 International Blvd, Suite 601, Burlington, Ontario L7L 6Z8, Canada, Attention: Ivan R. Cairns, Executive Vice President, Corporate Secretary at any time up to and including the business day preceding the day to which the Meeting is adjourned;

(b) with the Chairman of the Meeting on the day of the Meeting prior to the taking of the vote to which such proxy relates or on the day to which the Meeting is adjourned; or

(c) in any other manner permitted by law.

      If you are a Non-Registered Shareholder you may revoke a proxy or voting instruction given to an Intermediary at any time by written notice to the Intermediary, provided the revocation is received by the Intermediary at least seven (7) days prior to the Meeting.

Securities entitled to vote; Record Date

      In accordance with the Business Corporations Act (Ontario), the close of business on June 21, 2004 is the Record Date.

      On the Record Date, 96,764,281 Common Shares were issued and outstanding.

      The only persons entitled to vote on the Arrangement Resolution are the registered holders of Common Shares on the Record Date, unless a holder transfers the ownership of his or her Common Shares after the Record Date and the transferee of such securities establishes that they own such securities and demands, not later than ten (10) days before the Meeting, that his or her name be included on the list of holders of the relevant securities entitled to vote. The holders of Common Shares will vote at the Meeting on the Arrangement Resolution, and the votes will be taken at the Meeting on the basis of one vote for each Common Share.

Quorum; Abstentions

      The presence of the holders of at least one-third of the outstanding securities entitled to vote at the Meeting, whether in person or represented by proxy, will constitute a quorum for purposes of holding and transacting business at the Meeting. If a quorum is not present at the Meeting, a vote cannot occur. Common Shares represented in person or by a properly executed proxy will be counted for the purpose of determining whether a quorum is present at the Meeting. Abstentions are counted as present for the purposes of determining the presence of a quorum. Abstentions will not be counted as part of the total number of votes cast in determining whether the Arrangement Resolution has received the requisite number of favorable votes.

Vote required for approval

      With respect to the Arrangement Resolution, the affirmative “FOR” vote of not less than two-thirds of the total number of votes cast is required for passage.

WHERE YOU CAN FIND MORE INFORMATION

      The Corporation has filed annual and current reports, proxy statements and other information with the United States Securities and Exchange Commission (the “SEC”) under the United States Securities Exchange Act of 1934. You may read and copy this information and obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC also maintains an Internet World Wide Web site that contains reports, proxy statements and other information about issuers, including the Corporation, who file electronically with the SEC. The address of that site is http://www.sec.gov.

      Notwithstanding anything in this Proxy Statement to the contrary, you (and your representatives, agents and employees) may consult any tax advisor regarding the U.S. federal income tax treatment and U.S. federal income tax structure (as such terms are used in sections 6011, 6111 and 6112 of the U.S. Internal Revenue Code and the Treasury regulations promulgated thereunder) of the Arrangement and may disclose to any person, without limitation of any kind, the U.S. federal income tax treatment and U.S. federal income tax structure of the Arrangement and all materials (including opinions or other tax analyses) that are provided to you relating to such treatment or structure.

      WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ABOUT THE ARRANGEMENT THAT DIFFERS FROM, OR ADDS TO, THE INFORMATION IN THIS PROXY STATEMENT OR IN OUR DOCUMENTS THAT ARE PUBLICLY FILED WITH THE SEC. THEREFORE, IF ANYONE DOES GIVE YOU DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT.

      IF YOU ARE IN A JURISDICTION WHERE IT IS UNLAWFUL TO OFFER TO EXCHANGE OR SELL, OR TO ASK FOR OFFERS OF EXCHANGE OR TO BUY, THE SECURITIES OFFERED BY THIS PROXY STATEMENT OR TO ASK FOR PROXIES, OR IF YOU ARE A PERSON TO WHOM IT IS UNLAWFUL TO DIRECT THESE ACTIVITIES, THEN THE OFFER PRESENTED BY THIS PROXY STATEMENT DOES NOT EXTEND TO YOU.

      THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SPEAKS ONLY AS OF ITS DATE UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

      This Proxy Statement may contain certain “forward-looking statements” within the meaning of Section 21E of the United States Securities Exchange Act of 1934. Some of these forward-looking statements include forward-looking phrases such as “anticipates”, “believes”, “could”, “estimates”, “expects”, “foresees”, “intends”, “may”, “should”, or “will continue”, or similar expressions or the negatives thereof or other variations of these expressions, or similar terminology, or discussions of strategy, plans or intentions.

      Such statements reflect the Corporation’s current views regarding future events and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements that forward-looking statements may express or imply. If one or more of these risks or uncertainties affects future events and circumstances, or if underlying assumptions do not materialize, actual results may vary materially from those described in this Proxy Statement as anticipated, believed, estimated or expected, and this could have a material adverse effect on the Corporation’s business, financial condition and results of operations.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

      Only one Proxy Statement is being delivered to multiple security holders sharing an address unless the Corporation has received contrary instructions from one or more of the security holders. The Corporation will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered.

      To request separate delivery of these materials now or in the future, a security holder may submit a written request to: 1122 International Blvd, Suite 601 Burlington, Ontario L7L 6Z8 (Attention: Corporate Secretary).

      Additionally, any security holders presently sharing an address who are receiving multiple copies of the Proxy Statement and would like to receive a single copy of such materials may do so by directing their request to the Corporation in the manner provided above.

PROPOSAL: THE ARRANGEMENT

General Description

      The Arrangement will modify the corporate structure of the Corporation and its subsidiaries, and will ultimately result in the Corporation becoming a subsidiary of a company incorporated under the laws of Delaware, Waste Services. Waste Services is currently a subsidiary of the Corporation.

      The Shareholders will vote on the Arrangement Resolution, which must be approved by the Ontario Superior Court of Justice.

      Under the Arrangement, the Common Shares will automatically be exchanged for common stock of Waste Services on a one-for-one basis unless, in the case of holders not resident in the United States only, such holders elect to receive Exchangeable Shares. By their terms, Exchangeable Shares will provide equivalent benefits of ownership as common stock of Waste Services, including dividend and voting rights.

      The terms of the Exchangeable Shares are further described under “Description of Exchangeable Shares”.

Procedures required to complete the Arrangement

      The following is a brief summary of the procedures required in order to complete the Arrangement. More details regarding each step are described under “Transaction Mechanics”:

(a) the Arrangement must be approved by the Shareholders and the Ontario Superior Court of Justice (pursuant to an interim court order and a final court order);

(b) if the Arrangement is approved, the Corporation will enter into various transaction documents, including a Support Agreement and a Voting and Exchange Trust Agreement;

(c) holders of Common Shares who are resident in the United States will have their holdings automatically transferred to a Nova Scotia unlimited liability company, Capital Holdings, in exchange for shares of common stock of Waste Services;

(d) holders of Common Shares who are not resident in the United States and do not elect to receive Exchangeable Shares will also have their holdings automatically transferred to Capital Holdings in exchange for shares of common stock of Waste Services;

(e) holders of Common Shares who are not residents in the United States and elect to receive Exchangeable Shares will have their Common Shares converted into Exchangeable Shares; and

(f) pursuant to the Exchangeable Share provisions, holders electing to receive Exchangeable Shares will be entitled, at any time after completion of the Arrangement, to exchange their Exchangeable Shares for shares of common stock of Waste Services.

Procedure for Election to Receive Exchangeable Shares

      A Letter of Transmittal and Election Form (printed on blue paper) is being mailed together with this Proxy Statement to each person who was a registered holder of Common Shares on the Record Date. Each registered holder (and each registered holder of record of Common Shares on or prior to the business day immediately preceding the Record Date) who is not a resident of the United States will have the right to submit a Letter of Transmittal and Election Form to the Depositary specifying the election to receive Exchangeable Shares in respect of some or all of the Common Shares held by such person. Holders of Common Shares not resident in the United States wishing to obtain a full or partial tax deferral in respect of the transfer of their Common Shares under Canadian tax law must elect to receive Exchangeable Shares.

      An election will have been properly made only if the Depositary has received, by 5:00 p.m. (Toronto time) on July 23, 2004 (the “Election Deadline”), a Letter of Transmittal and Election Form properly completed and signed and accompanied by the certificates for the Common Shares to which the Letter of Transmittal and Election Form relates, properly endorsed or otherwise in proper form for transfer.

      Any holder of Common Shares who has made an election by submitting a Letter of Transmittal and Election Form to the Depositary (an “Electing Shareholder”) may revoke such election by written notice or by filing a later-dated Letter of Transmittal and Election Form received by the Depositary prior to the Election Deadline. In addition, all Letters of Transmittal and Election Forms will be automatically revoked if the Depositary is notified in writing by the Corporation and Waste Services that the Arrangement Agreement has been terminated. If a Letter of Transmittal and Election Form is revoked, the certificate(s) for the Common Shares received with the Letter of Transmittal and Election Form will be promptly returned to the shareholder submitting the same to the address specified in the Letter of Transmittal and Election Form.

      The determination of the Depositary as to whether elections have been properly made or revoked and when elections and revocations were received by it will be binding. The Depositary may, with the mutual agreement of the Corporation and Waste Services, make such rules as are consistent with the Arrangement for the implementation of the elections contemplated by the Arrangement and as are necessary or desirable fully to effect such elections.

      Holders of Common Shares who are residents of the United States, holders of Common Shares who do not make an election prior to the Election Deadline, or if the Depositary determines that their election was not properly made with respect to any Common Shares, will not be entitled to elect to receive Exchangeable Shares and their Common Shares will automatically be transferred to Capital Holdings in exchange for shares of common stock of Waste Services.

      A Letter of Transmittal (printed on green paper) is also being mailed together with this Proxy Statement to each person who was a registered holder of Common Shares on the Record Date. The instructions for exchanging certificates representing Common Shares and depositing such share certificates with the Depositary are set out in the Letter of Transmittal.

      A holder of Common Shares who is not a resident of the United States should consider carefully the tax consequences in determining whether to elect to receive Exchangeable Shares or to transfer its Common Shares to Capital Holdings in exchange for shares of common stock of Waste Services. See “Canadian Federal Income Tax Consequences”.

Procedures for Exchange of Share Certificates

      At or promptly after the time at which the Arrangement becomes effective (the “Effective Time”), (i) Capital Holdings will deposit with the Depositary certificates representing the required number of shares of common stock of Waste Services to satisfy the payment to all holders of Common Shares (other than Electing Shareholders) and (ii) the Corporation will deposit with the Depositary certificates representing the required number of Exchangeable Shares to satisfy the payment to all Electing Shareholders.

      Upon surrender, within the time periods required, to the Depositary for cancellation of a certificate that immediately prior to the Effective Time represented outstanding Common Shares that were transferred to Capital Holdings in exchange for shares of common stock of Waste Services or reclassified as Exchangeable Shares, together with such other documents and instruments as would have been required to effect the transfer to Capital Holdings or the reclassification, as the case may be, of the shares formerly represented by such certificate under the Business Corporations Act (Ontario) and the Bylaws of the Corporation and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate will be entitled to receive in exchange thereof, and the Depositary will deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of shares of common stock of Waste Services or Exchangeable Shares, as applicable, that such holder has the right to receive (together with the payment of any cash to which the holder may be entitled as described below) pursuant to the Arrangement, and the surrendered certificate will be cancelled.

      Any certificate that immediately prior to the Effective Time represented Common Shares or any certificate representing Exchangeable Shares after the Effective Time will be deemed, at any time after the Effective Time, to represent only the right to receive upon such surrender the certificate representing shares of common stock of Waste Services (together with the payment of any cash to which the holder may be entitled as described below) that the holder thereof has the right to receive in respect of the certificate pursuant to the Arrangement.

      No dividends or other distributions declared or made after the Effective Time with respect to shares of common stock of Waste Services with a record date after the Effective Time will be paid to the holder of any unsurrendered certificate that immediately prior to the Effective Time represented outstanding Common Shares that were transferred to Capital Holdings, pursuant to the Arrangement. In addition, no cash payment in lieu of fractional shares will be paid to any such holder and no interest will be earned or payable on these proceeds, unless and until the holder of record of such certificate surrenders such certificate. Subject to applicable law, at the time of such surrender of any such certificate (or, in the case of (iii) below, at the appropriate payment date), there will be paid to the holder of record of the certificate representing whole Common Shares without interest (i) the amount of any cash payable in lieu of a fractional share of common stock of Waste Services to which such holder is entitled, (ii) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole share of common stock of Waste Services and (iii) on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole share of common stock of Waste Services.

      In the event of a transfer of ownership of Common Shares that was not registered in the transfer records of the Corporation, a certificate representing the proper number of shares of common stock of Waste Services or Exchangeable Shares, as the case may be, may be issued (together with the payment of any cash to which the holder may be entitled as described above) to the transferee if the certificate representing such Common Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer, within the time periods otherwise required to obtain certificate(s) representing shares of common stock of Waste Services or Exchangeable Shares, as the case may be.

      If any certificate that immediately prior to the Effective Time represented outstanding Common Shares has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, a certificate representing, as applicable, shares of common stock of Waste Services or Exchangeable Shares (and any cash payment) deliverable in respect thereof in accordance with such holder’s Letter of Transmittal and Election Form, as determined in accordance with the Arrangement.

      When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom a certificate representing shares of common stock of Waste Services or Exchangeable Shares is to be issued must, as a condition precedent to the issuance thereof, give a bond satisfactory to Capital Holdings or the Corporation, as the case may be, in such amount as Capital Holdings or the Corporation may, acting reasonably, direct or otherwise indemnify Capital Holdings or the Corporation in a manner satisfactory to Capital Holdings or the Corporation, acting reasonably, against any claim that may be made against Capital Holdings or the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

      The Corporation, Capital Holdings, Waste Services and the Depositary shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any holder of Common Shares, shares of common stock of Waste Services or Exchangeable Shares, such amounts as the Corporation, Capital Holdings, Waste Services or the Depositary is required or permitted to deduct and withhold with respect to such payment under the ITA, the United States Internal Revenue Code of 1986 or any provision of federal, provincial, territorial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, the Corporation, Capital Holdings, Waste Services and the Depositary are hereby authorized to sell or otherwise dispose of such portion of the other consideration payable to such holder as is necessary to provide sufficient funds to the Corporation, Capital Holdings, Waste Services or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and the Corporation, Capital Holdings, Waste Services or the Depositary shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

      It is not intended that any United States or Canadian federal income tax will be deducted or withheld from any consideration payable under the Arrangement to any holder of Common Shares (except with respect to amounts relating to dividends or other distributions, and except for certain holders who exercise and perfect their dissent rights under the Business Corporations Act(Ontario)).

Court Approval Process

      The Arrangement requires approval by the Ontario Superior Court of Justice. Prior to the mailing of this Proxy Statement, the Corporation obtained an Interim Order from the Court, which provides for the calling and holding of the Meeting and other procedural matters. A copy of the notice of application to the Court relating to the Arrangement and a copy of the Interim Order are included in this Proxy Statement as Annexes B and C, respectively.

      Subject to the approval of the Arrangement Resolution by the Corporation’s Shareholders at the Meeting, the hearing for the final order of the Court to approve the Arrangement is scheduled to take place before the Court on or about July 30, 2004 at 10:00 a.m. Toronto time at 393 University Avenue,

Toronto, Ontario, Canada. Any Shareholder who wishes to appear or to be represented and to present evidence or arguments at the hearing must serve and file a notice of appearance as set out in the Interim Order described above and satisfy any other requirements of the Ontario Superior Court of Justice. The Ontario Superior Court of Justice will consider, among other things, the fairness and reasonableness of the Arrangement. The Ontario Superior Court of Justice may approve the Arrangement in any manner the Court may direct, subject to compliance with any terms and conditions, as the Ontario Superior Court of Justice deems fit.

Conditions to the Arrangement

      The Arrangement is conditional upon the satisfaction of certain requirements, including the following:

(a) the Arrangement shall have been approved at the Meeting by not less than two-thirds of the votes cast by the Shareholders who are represented at the Meeting and in accordance with any conditions which may be imposed by the Interim Order;

(b) the Interim Order and the final order approving the Arrangement shall each have been obtained in form and on terms satisfactory to the Corporation;

(c) the date on which the Arrangement is to be effective being on or before August 31, 2004;

(d) there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by the Arrangement and there shall be no proceeding (other than an appeal made in connection with the Arrangement), of a judicial or administrative nature or otherwise, brought by a governmental entity in progress or threatened that relates to or results from the transactions contemplated by the Arrangement that would, if successful, result in an order or ruling that would preclude completion of the transactions contemplated by the Arrangement in accordance with its terms or would otherwise be inconsistent with the regulatory approvals which have been obtained;

(e) there shall not be pending or threatened any suit, action or proceeding by any governmental entity, in each case that has a reasonable likelihood of success, seeking to restrain or prohibit the consummation of the Arrangement;

(f) all consents, waivers, permits, orders and approvals of any governmental entity or other person required for the Arrangement being obtained; and

(g) the Arrangement Agreement shall not have been terminated.

Expected Timeline

      If the final order is granted and the other conditions to the completion of the Arrangement contained in the transaction documents are satisfied or waived and the approval of the holders of Common Shares is obtained, a certificate of arrangement will be issued under the Business Corporations Act (Ontario) to give effect to the Arrangement, and any documents necessary to complete the Arrangement will be signed and delivered. Subject to obtaining the final order and satisfying the conditions to the completion of the Arrangement contained in the transaction documents, we currently expect to complete the Arrangement on or about the beginning of the third calendar quarter of 2004.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors has approved the Arrangement and recommends that you vote “FOR” the Arrangement Resolution.

PRINCIPAL REASONS FOR THE ARRANGEMENT

Improved access to capital markets

      We believe that more opportunities and capital would be available to the Corporation at lower cost if our parent company were a U.S. corporation. In recent years, our primary sources of capital have been in the United States.

Business reasons to become domiciled in the United States

      The strategic direction of the Corporation has increased our contacts with the United States. Following the acquisitions of the JED Landfill, the Southeast Landfill, the Fort Bend Regional Landfill, the northern and central Florida assets of Allied, and Florida Recycling Services, a majority of our operations, employees and assets are located in the United States. In addition we estimate that over 60% of our Common Shares are now held by U.S. residents.

Better market comparison with peers

      Since most of our business will in the future be conducted in the United States, the market will generally compare us to similarly sized U.S. companies. By incorporating in Delaware and not being a foreign corporation operating in the United States, we believe that such market comparisons to our competitors may be more easily made.

Increase commercial advantage

      We believe that we will gain a commercial advantage by incorporating in Delaware because certain potential customers may desire to work exclusively with U.S. companies. We also believe that by incorporating in Delaware, we will be able to better compete with our competitors.

Increased flexibility with regard to the selection of directors

      The Business Corporations Act (Ontario) requires that a majority of our directors be Canadian residents. We have been able to attract qualified Canadian residents to serve on the Board of Directors, but this requirement reduces our flexibility with regard to our selection of directors. Delaware law does not impose a similar requirement, and thus the Arrangement will provide us with greater flexibility in the future with respect to the composition of the Board of Directors.

Selection of State of Delaware

      For many years, Delaware has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are regularly updated and revised to meet changing business needs. As a result of this deliberate policy to provide a hospitable climate for corporate development, many major corporations have initially chosen Delaware for their domicile, or have subsequently reincorporated in, continued into or domesticated in Delaware. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial amount of case law has developed construing Delaware law and establishing specific legal principles and policies with respect to Delaware corporations. Not only has this served to provide greater legal predictability with respect to the corporate legal affairs of Delaware corporations, but it has also given Delaware an important role in respect of the corporate laws of the United States generally inasmuch as many of its principles and policies have been adopted by, and become important precedents for the laws of, other states.

TRANSACTION MECHANICS

      The following is a summary of the Arrangement and the mechanics of that transaction. The Corporation entered into the Arrangement Agreement on June 9, 2004, a copy of which is attached as Annex D to this Proxy Statement. Shareholders are urged to read the Plan of Arrangement in its entirety, a copy of which is attached as Annex E to this Proxy Statement.

The Arrangement

      Commencing at the Effective Time, the following events will occur in the following order, except that steps (c), (d), (e) and (f) shall be deemed to occur simultaneously:

(a) the articles of the Corporation will be amended to (i) create, as a class of shares in the capital of the Corporation, an unlimited number of Exchangeable Shares and (ii) change the name of the Corporation to “Waste Services (CA) Inc.”;

(b) Capital Holdings will purchase at fair market value from Waste Services the shares of common stock of Waste Services required to effect the exchanges in paragraph (c), and in consideration therefor will assume any debt owing by Waste Services to the Corporation and will issue and deliver to Waste Services one common share in the capital of Capital Holdings for each such share of common stock of Waste Services so purchased and Waste Services will be recorded as the holder of such common shares of Capital Holdings and be deemed the legal and beneficial owner thereof;

(c) each Common Share (other than Common Shares held by persons that are not U.S. Persons who elect, in a duly completed Letter of Transmittal and Election Form deposited with the Depositary no later than the Election Deadline, to receive Exchangeable Shares in connection with the Arrangement (the “Elected Shares”) and Common Shares held by (i) Dissenting Shareholders who are ultimately entitled to be paid the fair value of the Common Shares held by them, and (ii) Waste Services) will be transferred, without any further act or formality, by the holder thereof to Capital Holdings in exchange for one fully paid and non-assessable share of common stock of Waste Services, free and clear of all liens, claims and encumbrances, and the name of each such holder will be removed from the register of holders of Common Shares and subject to complying with the procedure for obtaining shares of common stock of Waste Services, added to the register of holders of shares of common stock of Waste Services, and Capital Holdings will be recorded as the registered holder of such Common Shares so transferred and will be deemed to be the legal and beneficial owner thereof;

(d) each Common Share that is an Elected Share will be converted into one fully paid and non-assessable Exchangeable Share, and the name of each such holder will be removed from the register of holders of Common Shares and added to the register of holders of Exchangeable Shares;

(e) Waste Services, the Corporation and the Trustee will enter into the Voting and Exchange Trust Agreement, a draft of which is attached as Annex F to the Proxy Statement, and Waste Services will issue to and deposit with the Trustee the Special Voting Share, in consideration of the payment to Waste Services by the Corporation on behalf of the holders of the Elected Shares of US$1.00, to be thereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement (and, in the event a taxing authority subsequently determines that the amount of consideration paid by the Corporation to Waste Services in exchange for the Special Voting Share was inadequate, the Corporation shall promptly pay out of its own funds the remaining amount deemed to be owing to Waste Services (plus an appropriate amount of interest));

(f) each share of common stock of Waste Services held by the Corporation will be redeemed at a price of US$1.00 per share;

(g) each Option outstanding at the Effective Time will continue to be an obligation of the Corporation; however, pursuant to the terms of the Option, it shall permit the holder to purchase a number of shares of common stock of Waste Services equal to the number of Common Shares that may be purchased if such Option were exercisable and exercised immediately prior to the Effective Time. Each Option shall continue to provide for an exercise price per share of common stock of Waste Services equal to the exercise price per Common Share of such Option immediately prior to the Effective Time. The term to expiry, conditions to and manner of exercising, vesting schedule and all other terms and conditions of such Option will otherwise be unchanged, and any document or agreement previously evidencing an Option shall thereafter continue to evidence and be deemed to evidence such Option; and

(h) each Warrant outstanding at the Effective Time will continue to be an obligation of the Corporation; however, pursuant to the terms of the Warrant, it shall permit the holder to purchase a number of shares of common stock of Waste Services equal to the number of Common Shares that may be purchased if such Warrant were exercisable and exercised immediately prior to the Effective Time. Each Warrant shall continue to provide for an exercise price per share of common stock of Waste Services equal to the exercise price per Common Share of such Warrant immediately prior to the Effective Time. The term to expiry, conditions to and manner of exercising, vesting schedule and all other terms and conditions of such Warrant will otherwise be unchanged, and any document or agreement previously evidencing a Warrant shall thereafter continue to evidence and be deemed to evidence such Warrant.

      Shareholders are advised to review carefully the information in the Letter of Transmittal and Election Form for a more detailed description of the procedures to be followed by shareholders in order to obtain certificates representing the Exchangeable Shares and shares of common stock of Waste Services issuable in the Arrangement.

      Shareholders whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for instructions and assistance in delivering those Common Shares.

DESCRIPTION OF EXCHANGEABLE SHARES

General

      Shareholders who are not resident in the United States may elect to receive Exchangeable Shares of the Corporation. The Exchangeable Shares provide holders the right to exchange the Exchangeable Shares for an equal number of shares of the common stock of Waste Services. The Exchangeable Share provisions are attached as Annex G to this Proxy Statement.

      The Exchangeable Shares are intended to be substantially economically and functionally equivalent to the shares of common stock of Waste Services. The dividend and other rights attaching to the Exchangeable Shares place holders of Exchangeable Shares, as nearly as practicable, in the same economic and voting position as holders of shares of common stock of Waste Services, as further described in this Proxy Statement. As used in this Proxy Statement, a reference to the phrase “economic equivalence” (or words to similar effect) between the Exchangeable Shares and the shares of common stock of Waste Services does not take into account any tax implications or different tax treatment with respect to the Exchangeable Shares and the shares of common stock of Waste Services, which vary depending upon each holder, such holder’s residence for tax purposes and the residence of the paying company. See “Description of Exchangeable Shares — Voting, Dividend and Liquidation Rights” and “Tax Consequences of the Arrangement”.

      Certain additional exchange rights will be established for the benefit of the holders of Exchangeable Shares pursuant to the Voting and Exchange Trust Agreement and are intended to ensure that such holders have the right to receive shares of common stock of Waste Services in the event of a liquidation or insolvency of the Corporation.

      Further, in connection with the issuance of the Exchangeable Shares, certain call rights will be provided in favor of Capital Holdings, which are triggered in certain circumstances. The call rights, consisting of a “liquidation call right”, a “redemption call right” and a “retraction call right”, are rights established in favor of Capital Holdings to allow it to purchase Exchangeable Shares: (i) in the event of the liquidation, dissolution or winding up of the Corporation; (ii) that would otherwise be redeemed by the Corporation; or (iii) that would otherwise be retracted by the holder. The consideration received by a holder of Exchangeable Shares will be the same whether such holder’s Exchangeable Shares are redeemed by the Corporation or purchased by Capital Holdings. The Canadian federal income tax consequences of a redemption or retraction by the Corporation, however, differ from those of a purchase by Capital Holdings. See “Canadian Federal Income Tax Consequences”.

Voting, Dividend and Liquidation Rights

Voting Rights with respect to the Corporation

      The holders of Exchangeable Shares are entitled to receive notice of and attend any meeting of shareholders of the Corporation, and to vote at any such meeting. Each holder of Exchangeable Shares will be entitled to  1/10 th of one vote for each Exchangeable Share registered in the name of such holder at meetings of shareholders of the Corporation and will also be entitled to vote as a class only to the extent required by applicable law.

      The Support Agreement will provide that Waste Services will not, and will cause its affiliates not to, exercise any voting rights with respect to any Exchangeable Share held by it or its affiliates. However, the Support Agreement will also provide that Waste Services will, and will cause its affiliates to, appoint proxyholders with respect to their Exchangeable Shares for the sole purpose of attending meetings of holders of Exchangeable Shares in order to be counted as part of the quorum for those meetings.

Voting Rights with Respect to Waste Services

      Holders of Exchangeable Shares will not be entitled to vote directly at any meeting of Waste Services shareholders or on any matter or resolution otherwise submitted by Waste Services to the Waste Services shareholders.

      In accordance with the terms of the Voting and Exchange Trust Agreement, the Trustee will exercise voting rights on behalf of holders of Exchangeable Shares in accordance with the instructions of such holders received by the Trustee. See “Voting and Exchange Trust Agreement — Exercise of Voting Rights”.

Dividend Rights

      Holders of Exchangeable Shares shall be entitled to receive, subject to applicable law and to the extent set out in the next paragraph, dividends: (i) in the case of a cash dividend declared on the shares of common stock of Waste Services, in an amount in cash for each Exchangeable Share in U.S. dollars, or the Canadian dollar equivalent thereof, on the dividend declaration date, in each case, corresponding to the cash dividend declared on each share of common stock of Waste Services; (ii) in the case of a stock dividend declared on the shares of common stock of Waste Services to be paid in shares of common stock of Waste Services, by the issue or transfer by the Corporation of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of shares of common stock of Waste Services to be paid on each share of common stock of Waste Services (or an equivalent subdivision, as described below); or (iii) in the case of a dividend declared on the shares of common stock of Waste Services in property other than cash or shares of common stock of Waste Services, in such type and amount of property for each Exchangeable Share as is the same as, or economically equivalent to, the type and amount of property declared as a dividend on each share of common stock of Waste Services. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation, as applicable.

      These dividends and distributions are the only dividends or distributions to which the holders of Exchangeable Shares will be entitled. The declaration date, record date and payment date for dividends on the Exchangeable Shares will be the same as the relevant date for the corresponding dividends on the shares of common stock of Waste Services.

      In the case of a stock dividend declared on the shares of common stock of Waste Services, in lieu of declaring a corresponding stock dividend on the Exchangeable Shares, the Board of Directors may elect to effect a corresponding, contemporaneous and economically equivalent subdivision of the outstanding Exchangeable Shares.

      For purposes of determining “economic equivalence”, the Board of Directors has the sole discretion to make such a determination, in good faith, and such determination is binding on the holders of Exchangeable Shares and on the Corporation. In making its determination, the Board of Directors must consider such factors as it considers relevant, including but not limited to, those specific factors set out in the Exchangeable Share provisions.

      So long as any of the Exchangeable Shares are outstanding, the Corporation will be prohibited, without the approval of the holders of Exchangeable Shares described below under “— Amendment and Approval”, from:

(a) paying any dividends on the Common Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares, or any such other shares ranking junior to the Exchangeable Shares;

(b) redeeming, purchasing or making any capital distribution in respect of the Common Shares or any other shares ranking junior to the Exchangeable Shares;

(c) redeeming or purchasing any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

(d) issuing any Exchangeable Shares or any other shares of the Corporation ranking equally with, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of Exchangeable Shares.

      The restrictions shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared and paid to date on the shares of common stock of Waste Services shall have been declared and paid on the Exchangeable Shares.

Liquidation Rights with respect to the Corporation

      In the event of the liquidation, dissolution or winding up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, each holder of the Exchangeable Shares will have, subject to applicable law, preferential rights to receive from the assets of the Corporation an amount per Exchangeable Share equal to the current market price of a share of common stock of Waste Services (determined on the basis of the average of the market price of such common stock over 20 days) on the last business day prior to the effective date of such liquidation, dissolution or winding up (the “Liquidation Date”), which will be satisfied in full by the Corporation causing to be delivered to such holder one share of common stock of Waste Services, together with all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Liquidation Date. In the event of the proposed liquidation, dissolution or winding up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, Capital Holdings will have an overriding liquidation call right to purchase all of the outstanding Exchangeable Shares from the holders thereof on the Liquidation Date for a purchase price per share equal to the current market price of a share of common stock of Waste Services (determined on the basis of the average of the market price of such common stock over 20 days) on the last business day prior to the Liquidation Date, which will be satisfied in full by the Corporation causing to be delivered to such holder one share of common stock of Waste

Services, together with all declared and unpaid dividends on each such Exchangeable Share held by such holders on any dividend record date which occurred prior to the Liquidation Date.

Liquidation Rights with respect to Waste Services

      In order for the holders of the Exchangeable Shares to participate on a pro rata basis with the holders of shares of common stock of Waste Services in the event of a liquidation of Waste Services, each Exchangeable Share will automatically be exchanged with Waste Services for one share of common stock of Waste Services and payment of any declared and unpaid dividends on the Exchangeable Shares pursuant to the Voting and Exchange Trust Agreement. Upon a holder’s request and surrender of Exchangeable Share certificates, duly endorsed in blank and accompanied by such instruments of transfer as Waste Services may reasonably require, Waste Services will deliver to such holder shares of common stock of Waste Services.

Retraction

      Subject to the exercise by Capital Holdings of its retraction call right which is further described below, a holder of Exchangeable Shares will be entitled at any time to retract (i.e., require the Corporation to redeem) any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to the current market price of a share of common stock of Waste Services (determined on the basis of the average of the market price of such common stock over 20 days) on the last business day prior to the retraction date, which will be satisfied in full by the Corporation causing to be delivered to such holder one share of common stock of Waste Services, together with all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the retraction date. A holder of Exchangeable Shares may effect such retraction by presenting: (i) a certificate or certificates to the Corporation or the Transfer Agent representing the number of Exchangeable Shares the holder desires to retract; (ii) a duly executed retraction request indicating the number of Exchangeable Shares the holder desires to retract and the retraction date (provided that (a) the retraction date is not less than 10 business days and not more than 15 business days after the date on which the retraction request is received by the Corporation and (b) if no date is specified by the holder in the retraction request, the retraction date will be deemed to be the 15th business day after the date on which the retraction request is received by the Corporation, and provided further that if the retraction date resulting from the foregoing is not a Tuesday or Friday then the retraction date will be the nearest following Tuesday or Friday (or, if such Tuesday or Friday is not a business day, the business day preceding such Tuesday or Friday), and acknowledging the retraction call right; and (iii) such other documents as may be required to effect the retraction.

      When a holder requests the Corporation to redeem retracted shares, Capital Holdings will have an overriding retraction call right to purchase on the retraction date all but not less than all of the retracted shares, at the relevant retraction price per share. Upon receipt of a retraction request, the Corporation will immediately notify Capital Holdings of the retraction request. Capital Holdings must then advise the Corporation within five business days as to whether Capital Holdings will exercise the retraction call right. If Capital Holdings does not so advise, the Corporation will notify the holder as soon as possible thereafter that Capital Holdings will not exercise the retraction call right. If Capital Holdings advises the Corporation that Capital Holdings will exercise the retraction call right within such five business day period, then provided the retraction request is not revoked by the holder as described below, the retraction request shall be considered only to be an offer by the holder to sell the retracted shares to Capital Holdings in accordance with the retraction call right.

      A holder may revoke its retraction request, by notice in writing to the Corporation, at any time prior to the close of business on the business day preceding the retraction date, in which case the retracted shares will neither be purchased by Capital Holdings nor be redeemed by the Corporation. If a holder does not revoke its retraction request, on the retraction date, the retracted shares will be purchased by Capital Holdings or redeemed by the Corporation, as the case may be, in each case as set out above.

      If, as a result of solvency requirements or applicable law, the Corporation is not permitted to redeem all retracted shares tendered by a retracting holder, the Corporation will redeem only those retracted shares tendered by the holder as would not be contrary to such provisions of applicable law. In such event, Waste Services will be required to purchase the retracted shares not redeemed on the retraction date pursuant to the exchange right.

Redemption

      On the redemption date, as described below, subject to applicable law and Capital Holding’s overriding redemption call right which is further described below, the Corporation will redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share equal to the current market price of a share of common stock of Waste Services (determined on the basis of the average of the market price of such common stock over 20 days) on the last business day prior to the redemption date, which will be satisfied in full by the Corporation causing to be delivered to such holder one share of common stock of Waste Services, together with all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the redemption date.

      The “redemption date” is the date established by the directors of the Corporation for the redemption by the Corporation of all the outstanding Exchangeable Shares, which will not be earlier than December 31, 2016 unless:

(a) the number of Exchangeable Shares outstanding (other than Exchangeable Shares held by Waste Services and its affiliates) is less than one million, as that number of shares may be adjusted by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares or other specified events, in which case the Board of Directors may accelerate the redemption date to an earlier date upon at least 60 days’ prior written notice to the registered holders of the Exchangeable Shares and the Trustee;

(b) each of the following occurs: (1) any merger, amalgamation, tender offer, material sale of shares or rights or interests therein or thereto or similar transactions involving Waste Services or any proposal to do so occurs that has been approved by the Board of Directors and recommended to the shareholders of Waste Services for approval, and (2) the Board of Directors has determined, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with the event or transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of the event or transaction in accordance with its terms, in which case the Board of Directors may accelerate the redemption date to an earlier date upon such written notice to the registered holders of the Exchangeable Shares and the Trustee as is reasonably practicable in the circumstances;

(c) each of the following occurs: (1) a matter arises on which the holders of Exchangeable Shares are entitled to vote as a separate class of shareholders of the Corporation, including in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable Shares, or any change necessary to maintain the economic equivalence of the Exchangeable Shares; (2) the Board of Directors has determined, in good faith and in its sole discretion, that it is not reasonably practicable to accomplish the business purpose intended by the matter (which business purpose must be bona fide and not for the primary purpose of causing the occurrence of the redemption date), in any other commercially reasonable manner that does not result in the holders of Exchangeable Shares being entitled to vote as shareholders of the Corporation; and (3) the holders of Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares to approve or disapprove, as applicable, the matter, in which case the redemption date will be the business day following the day on which the holders of Exchangeable Shares failed to take the necessary action and the Board of Directors will give such written notice of the redemption to the registered holders of Exchangeable Shares and the Trustee as is reasonably practicable in the circumstances; or

(d) applicable Canadian tax legislation is amended and becomes effective such that substantially all holders of Exchangeable Shares who are residents of Canada may exchange their Exchangeable Shares for shares of common stock of Waste Services on a tax deferred basis, in which case the Board of Directors may accelerate the redemption date to an earlier date upon at least 60 days’ prior written notice to the registered holders of the Exchangeable Shares and the Trustee.

      Capital Holdings will have an overriding redemption call right to purchase on the redemption date all of the outstanding Exchangeable Shares (other than those held by Waste Services and its affiliates) for an amount per share equal to the current market price of a share of common stock of Waste Services (determined on the basis of the average of the market price of such common stock over 20 days) on the last business day prior to the redemption date, which will be satisfied in full by Capital Holdings delivering or causing to be delivered to such holder one share of common stock of Waste Services,together with all declared and unpaid dividends on each such Exchangeable Share held by such holders on any dividend record date which occurred prior to the redemption date.

      The Corporation must notify the holders of Exchangeable Shares and the Trustee in writing at least 30 days before redeeming the Exchangeable Shares (or before purchase by Capital Holdings pursuant to its overriding call right) on the redemption date or as described above. However, the accidental failure to give notice of a redemption described in paragraph (a), (b), (c) or (d) above will not invalidate the redemption.

Ranking

      The Exchangeable Shares will be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation, among its shareholders for the purpose of winding up its affairs.

Amendment and Approval

      The rights, privileges, restrictions or conditions attaching to the Exchangeable Shares may be added to, changed or removed only with the approval of the holders of the Exchangeable Shares voting separately as a class. Any approval to be given by the holders of the Exchangeable Shares must be evidenced by a resolution passed by not less than two-thirds of the votes cast on the resolution at a meeting of holders of Exchangeable Shares at which the holders of at least 20% of the outstanding Exchangeable Shares at that time are present or represented by proxy; except that this quorum requirement will not apply if the meeting is adjourned.

Voting and Exchange Trust Agreement

      The purpose of the Voting and Exchange Trust Agreement is to create a trust for the benefit of the registered holders from time to time of Exchangeable Shares (other than Waste Services or its affiliates). The Trustee will hold the one Special Voting Share in order to enable the Trustee to exercise the voting rights and to hold the right to exchange the Exchangeable Shares for shares of common stock of Waste Services (as described below), in each case as trustee for and on behalf of such registered holders.

      The following is a summary description of the material provisions of the Voting and Exchange Trust Agreement and is qualified in its entirety by reference to the complete text of the Voting and Exchange Trust Agreement.

Exercise of Voting Rights

      Pursuant to the Voting and Exchange Trust Agreement, Waste Services will issue to the Trustee one Special Voting Share to be held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the registered holders from time to time of Exchangeable Shares (other than Waste Services and its affiliates) and in accordance with the provisions of the Voting and Exchange Trust Agreement. During the term of the Voting and Exchange Trust Agreement, Waste Services is not permitted to issue any additional Special Voting Shares without the consent of the holders of Exchangeable Shares.

      Under the Voting and Exchange Trust Agreement, the Trustee will be entitled to all of the voting rights, including the right to vote in person or by proxy, attaching to the one Special Voting Share on all matters that may properly come before the holders of shares of the common stock of Waste Services at a meeting of shareholders. The Special Voting Share has a number of votes, which may be cast by the Trustee at any meeting at which Waste Services shareholders are entitled to vote, equal to the number of outstanding Exchangeable Shares (other than Exchangeable Shares held by Waste Services or its affiliates).

      Each holder of an Exchangeable Share (other than Waste Services or its affiliates) on the record date for any meeting at which Waste Services shareholders are entitled to vote will be entitled to instruct the Trustee to exercise one of the votes attached to the Special Voting Share for each Exchangeable Share held by such holder. The Trustee will exercise each vote attached to the Special Voting Share only as directed by the relevant holder and, in the absence of instructions from a holder as to voting, the Trustee will not have voting rights with respect to such Exchangeable Shares. A holder may, upon instructing the Trustee, obtain a proxy from the Trustee entitling the holder to vote directly at the relevant meeting the votes attached to the Special Voting Share to which the holder is entitled.

      The Trustee will send to the holders of the Exchangeable Shares the notice of each meeting at which the Waste Services shareholders are entitled to vote, together with the related meeting material and a statement as to the manner in which the holder may instruct the Trustee to exercise the votes attaching to the Special Voting Share, at the same time as Waste Services sends such notice and materials to the holders of shares of common stock of Waste Services. The Trustee will also send to the holders of Exchangeable Shares copies of all information statements, interim and annual financial statements, reports and other materials sent by Waste Services to the holders of shares of common stock of Waste Services at the same time as such materials are sent to the holders of shares of common stock of Waste Services. To the extent such materials are provided to the Trustee by Waste Services, the Trustee will also send to the holders of Exchangeable Shares all materials sent by third parties to holders of shares of common stock of Waste Services generally, including dissident and information proxy circulars and tender and exchange offer circulars, as soon as possible after such materials are first sent to Waste Services shareholders.

      All rights of a holder of Exchangeable Shares to exercise votes attached to the Special Voting Share will cease upon the exchange of such holder’s Exchangeable Shares for shares of common stock of Waste Services.

Exchange Right upon Insolvency Events of the Corporation and Other Events

      In the event the Corporation becomes subject to prescribed forms of bankruptcy, or in the event a holder of Exchangeable Shares fails to receive the full amount of the purchase price for such Exchangeable Shares from either the Corporation (upon a retraction or redemption made pursuant to the terms of the Exchangeable Shares) or from Capital Holdings (upon a purchase made pursuant to Capital Holdings’ overriding rights in connection with retractions or redemptions of Exchangeable Shares or upon a liquidation of the Corporation), a holder of Exchangeable Shares has the right to require Waste Services to purchase the holder’s Exchangeable Shares, which obligation Waste Services may, in its discretion, satisfy by causing the Corporation to so purchase

Automatic Exchange Rights upon Liquidation Event of Waste Services

      Upon the liquidation, dissolution or winding up of Waste Services or any other distribution of the assets of Waste Services for the purpose of winding-up its affairs (a “Liquidation Event”), Waste Services will purchase all of the Exchangeable Shares from the holders thereof on the fifth business day prior to the effective date of the Liquidation Event. The purchase price payable by Waste Services for each Exchangeable Share so purchased will be satisfied by the delivery of one share of Waste Services common stock, together with the amount of any declared but unpaid dividends on the Exchangeable Shares.

      The Voting and Exchange Trust Agreement will provide that it may not be amended without the approval of the holders of Exchangeable Shares given in the manner described above under “—Amendment and Approval”, except for certain amendments that are determined by the board of directors of Waste Services and the Corporation in good faith not to be prejudicial to the rights and interests of the holders of Exchangeable Shares.

Support Agreement

      The following is a summary description of the material provisions of the Support Agreement and is qualified in its entirety by reference to the complete text of the Support Agreement, which is attached as Annex H to this Proxy Statement.

      The Support Agreement will provide that, so long as any Exchangeable Shares (other than those held by Waste Services or its affiliates) are outstanding:

(a) Waste Services will not take any action that will result in the declaration or payment of any dividend or other distribution on the shares of common stock of Waste Services, unless:

(i) the Corporation simultaneously declares or pays, as the case may be, an economically equivalent dividend or distribution on the Exchangeable Shares and the Corporation has sufficient cash or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of the dividend or distribution on the Exchangeable Shares; or

(ii) if the dividend or distribution is a stock dividend or other distribution of stock, the Corporation effects a corresponding and contemporaneous and economically equivalent subdivision of the outstanding Exchangeable Shares and the Corporation has sufficient authorized but unissued securities available to enable the subdivision;

(b) Waste Services will advise the Corporation sufficiently in advance of the declaration by Waste Services of any dividend or other distribution on the shares of common stock of Waste Services and take all other actions as are reasonably necessary, in co-operation with the Corporation, to ensure that the respective declaration date, record date and payment date for a dividend or other distribution on the Exchangeable Shares will be the same as the declaration date, record date and payment date for the corresponding dividend or other distribution on the shares of common stock of Waste Services;

(c) Waste Services will ensure that the record date for any dividend or other distribution declared on shares of common stock of Waste Services is not less than ten business days after the declaration date of such dividend or other distribution;

(d) Waste Services will take all actions and do all things as are reasonably necessary or desirable to enable and permit the Corporation, in accordance with applicable law, to pay or otherwise perform its obligations arising upon the liquidation, dissolution or winding up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, in the event of a retraction request by a holder of Exchangeable Shares or on the redemption date, as the case may be, including all actions and all things as are necessary or desirable to enable and permit the Corporation to cause to be delivered shares of common stock of Waste Services and cash in respect of declared and unpaid dividends to the holders of Exchangeable Shares;

(e) Waste Services will take all actions and do all things as are reasonably necessary or desirable to enable and permit Capital Holdings, in accordance with applicable law, to pay or otherwise perform its obligations arising upon the exercise of its overriding rights to purchase outstanding Exchangeable Shares upon the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, in the event of a retraction request by a holder of Exchangeable Shares or on the redemption date, as the case may be, including all actions and all things as are necessary or desirable to enable and permit Capital Holdings to cause to be delivered shares of common stock of Waste Services and cash in an amount equal to declared and unpaid dividends to the holders of Exchangeable Shares; and

(f) except in connection with any event, circumstance or action which causes or could cause the occurrence of a redemption date, Waste Services will not:

(i) exercise its vote as a shareholder to initiate the voluntary liquidation, dissolution or winding up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs; or

(ii) take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

      The Support Agreement will provide that Waste Services will take all necessary or desirable actions to ensure that the shares of common stock of Waste Services delivered in exchange for Exchangeable Shares will be freely tradeable, including, if necessary, registering the shares of common stock of Waste Services under the applicable securities laws and maintaining the listing or quotation of the shares of common stock of Waste Services for trading on all stock exchanges and quotation systems where the outstanding shares of common stock of Waste Services are then listed or quoted.

      The Support Agreement will provide that, so long as any Exchangeable Shares (other than those held by Waste Services or its affiliates) are outstanding Waste Services will not, without the prior approval of the Corporation and the holders of the Exchangeable Shares:

(a) issue or distribute to all or substantially all the holders of shares of common stock of Waste Services:

(i) shares of common stock of Waste Services (or securities exchangeable for or convertible into or carrying rights to acquire shares of common stock of Waste Services) by way of stock dividend or other distribution (other than to holders of shares of common stock of Waste Services who exercise an option to receive those securities in lieu of receiving a cash dividend);

(ii) rights, options or warrants to subscribe for or purchase any securities;

(iii) other securities of Waste Services of any class; or

(iv) evidences of indebtedness or other assets of Waste Services;

(b) subdivide, redivide, reduce, consolidate, combine or otherwise change the outstanding shares of common stock of Waste Services into a different number of shares of common stock of Waste Services; or

(c) reclassify or otherwise change the shares of common stock of Waste Services or effect an amalgamation, merger, reorganization or other transaction affecting shares of common stock of Waste Services, unless an economically equivalent distribution on or change to, or in the rights of the holders of, the Exchangeable Shares is made simultaneously. Waste Services will ensure that the record date for any of the foregoing events (or the effective date if there is no record date) is not less than five business days after the date that the event is declared or announced by Waste Services. The Board of Directors of the Corporation will determine, in good faith and in its sole discretion, “economic equivalence” for these purposes, and its determination, based upon the factors specified in the Support Agreement, will be conclusive and binding on Waste Services.

      Under the Support Agreement, and subject to certain limited exceptions, so long as any Exchangeable Shares (other than those held by Waste Services or its affiliates) are outstanding, Waste Services and its board of directors will be prohibited from proposing or recommending or otherwise effecting with the consent or approval of its board of directors any tender or share exchange offer, issuer bid, take-over bid or similar transaction with respect to shares of common stock of Waste Services, unless the holders of Exchangeable Shares participate in the transaction to the same extent and on an economically equivalent basis as the holders of shares of common stock of Waste Services without being required first to request retraction of their Exchangeable Shares (or if so required, Waste Services ensures that any such retraction will only be effective and conditional upon the closing of such an offer and only to the extent necessary to tender or deposit to such an offer).

      In addition, subject to limited exceptions, Waste Services will not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation, unless the rights of the holders of Exchangeable Shares are maintained.

      The Support Agreement will provide that it may not be amended without the approval of the holders of Exchangeable Shares given in the manner described above under “— Amendment and Approval”, except for certain amendments that are determined by the board of directors of Waste Services, Capital Holdings and the Corporation in good faith not to be prejudicial to the rights and interests of the holders of Exchangeable Shares.

      Under the terms of the Exchangeable Shares, the Corporation must take all actions to ensure compliance by Waste Services, Capital Holdings and the Corporation with all provisions of the Support Agreement.

Exchanging the Exchangeable Shares for common stock of Waste Services

Canada

      The Corporation has applied for rulings or orders of certain securities regulatory authorities in Canada to permit the issuance of common stock of Waste Services under the Arrangement, upon exchange of Exchangeable Shares. Application has also been made to permit resale of those securities in various jurisdictions without restriction by persons other than a “control person”, provided that no unusual effort is made to prepare the market for any such resale or to create a demand for the securities which are the subject of any such resale and no extraordinary commission or consideration is paid in respect thereof. The consummation of the transaction is conditional upon the receipt of such rulings or orders.

United States

      The initial issuance of the Exchangeable Shares by the Corporation and the initial shares of common stock by Waste Services under the Arrangement will not be registered under the U.S. Securities Act. Such shares will instead be issued in reliance upon the exemption provided by Section 3(a)(10) of the U.S. Securities Act. Section 3(a)(10) exempts from the general registration requirements of the U.S. Securities Act the offer and sale of securities in exchange for one or more bona fide outstanding securities where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have the right to appear. In connection with the Arrangement, the Court is authorized to conduct a hearing to determine the fairness of the terms and conditions of the Arrangement, including the proposed issuance of securities in exchange for other outstanding securities. The Court entered the Interim Order on June 24, 2004 and, subject to the approval of the Arrangement by Shareholders, a hearing on the fairness of the Arrangement will be held on or about July 30, 2004 by the Court.

      Shares of common stock of Waste Services which are issued upon a later exchange by holders who are not residents in the United States (who initially elected to keep Exchangeable Shares) will not be covered by the Section 3(a)(10) exemption described above. Waste Services intends to file a registration statement under the U.S. Securities Act covering the later issuance of shares of common stock of Waste Services in exchange for Exchangeable Shares.

DESCRIPTION OF SHARES OF CAPITAL STOCK OF WASTE SERVICES

General

      Pursuant to the Arrangement, Common Shares of the Corporation will be transferred to Capital Holdings in exchange for shares of common stock of Waste Services or reclassified as Exchangeable Shares that may be exchanged for shares of common stock of Waste Services on a one-for-one basis.

      This section describes the material terms of the capital stock of Waste Services under the Certificate of Incorporation and Bylaws that are currently in effect. This section also refers to the Delaware General Corporation Law, which we refer to as “Delaware law”. The terms of the Waste Services Certificate of Incorporation and Bylaws, as well as Delaware law, are more detailed than the general information provided below. Therefore, you should carefully consider the actual provisions of these documents and Delaware law. The Waste Services Certificate of Incorporation is attached as Annex I to this Proxy Statement, and the Waste Services Bylaws are attached as Annex J to this Proxy Statement.

Authorized Capital Stock

      Total Shares. Waste Services initially will have authority to issue a total of 505,000,000 shares of capital stock consisting of:

•	500,000,000 shares of common stock, par value US$0.01 per share; and

•	5,000,000 shares of preferred stock, par value US$0.01 per share.

      Common Stock. Following completion of the Arrangement, we anticipate that approximately 96,750,000 shares of Waste Services common stock will be outstanding.

      Preferred Stock. On May 6, 2003, Waste Services authorized, pursuant to section 151 of Delaware law, the issuance of 100,000 shares of preferred stock designated as “Series A Preferred Stock” with a par value of US$0.01 per share and a liquidation preference of US$1,000.00 per share, having the powers, preferences, and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Amended Certificate of Designations set out in Annex K of this Proxy Statement.

      We also anticipate authorizing shares of Waste Services preferred stock for issuance pursuant to a rights plan of Waste Services anticipated to be adopted prior to completion of the Arrangement and such shares will remain unissued.

      Special Voting Stock. Following completion of the Arrangement, one Special Voting Share will be issued to the Trustee. This will be a separate class of preferred stock of Waste Services.

      Listing. The Corporation’s Common Shares are currently listed and quoted on the NASDAQ National Market under the symbol “CERI”. Waste Services intends to effect the listing of its common stock on the NASDAQ National Market under the symbol “WSII” through the filing of a Notification Form: Change in Company Record. No other capital stock of Waste Services will be listed.

      Preemptive Rights. The holders of Waste Services common stock and Waste Services preferred stock have no preemptive rights to purchase or subscribe for any stock or other securities of Waste Services.

Waste Services Common Stock

      Voting Rights. Each holder of Waste Services common stock has the right to cast one vote for each share of Waste Services common stock held of record on all matters submitted to a vote of the shareholders of Waste Services. Except as provided in the Certificate of Incorporation of Waste Services or in a preferred stock or Special Voting Stock certificate of designation of Waste Services, holders of Waste Services common stock have the exclusive right to vote for the election of directors. Holders of Waste Services common stock have no cumulative voting rights.

      Dividends. Subject to the rights of holders of Waste Services preferred stock, holders of Waste Services common stock are entitled to receive ratably on a per share basis such dividends and other distributions in cash, stock or property of Waste Services as may be declared by the board of directors from time to time out of the legally available assets or funds of Waste Services. Waste Services does not currently intend to pay dividends on its common stock.

      Liquidation. Subject to the rights of holders of Waste Services preferred stock, in the event of the voluntary or involuntary liquidation, dissolution or winding up of Waste Services, holders of Waste Services common stock are entitled to receive all of the remaining assets of Waste Services available for distribution to its shareholders.

      Redemption and Conversion. The common stock of Waste Services is not convertible into shares of any other class or series or subject to redemption by Waste Services or the holder of such shares.

      No Liability for Further Calls or Assessments. When issued upon completion of the Arrangement, the common stock of Waste Services will be duly and validly issued, fully paid and nonassessable.

Waste Services Preferred Stock — General

      General. The board of directors of Waste Services is authorized to provide for the issuance of shares of preferred stock in one or more series with various designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions.

      Voting. Except as required by law, or as otherwise provided by the board of directors of Waste Services, the holders of preferred stock have no voting rights and will not be entitled to any notice of meeting of shareholders.

      Dividends. Holders of Waste Services preferred stock are entitled to receive, when declared by the board of directors, out of legally available funds, dividends at the rates fixed by the board of directors for the respective series of preferred stock, and no more, before any dividends will be declared and paid, or set apart for payment, on Waste Services common stock with respect to the same dividend period.

      Liquidation. In the event of the voluntary or involuntary liquidation, dissolution or winding up of Waste Services, holders of each series of preferred stock are entitled to receive the amount fixed for such series plus, in the case of any series on which dividends will have been determined by the board of directors to be cumulative, an amount equal to all dividends accumulated and unpaid to the date of final distribution whether or not earned or declared before any distribution shall be paid, or set aside for payment, to holders of shares of common stock of Waste Services.

      Redemption. Waste Services, at the option of its board of directors, may redeem all or part of the shares of any series of preferred stock on such terms and conditions fixed in the applicable preferred stock certificate of designation for such series.

Waste Services Series A Preferred Stock

      General. Pursuant to the Waste Services Subscription Agreement dated May 6, 2003, Waste Services issued through a private placement an aggregate of 55,000 shares of Series A Preferred Stock (“Preferred Stock”) to Kelso at a price of US$1,000 per share (the “Base Amount”). Under the Waste

Services Subscription Agreement, up to 45,000 additional shares of Preferred Stock of Waste Services may be sold to Kelso.

      Voting. The shares of Preferred Stock are non-voting. Kelso, however, has the exclusive right to elect two directors of Waste Services as follows: (i) one director for so long as 5,000 or more shares of Preferred Stock are outstanding and owned by Kelso or its affiliates and (ii) a second director for so long as 25,000 or more shares of Preferred Stock are outstanding and owned by Kelso or its affiliates.

      Dividends. The holders of Preferred Stock are entitled to receive cumulative cash dividends at the rate of 17.75% per annum of the sum of (i) the Base Amount (as such Base Amount is adjusted for any stock dividend, stock split, reclassification, recapitalization, consolidation or similar event affecting the Preferred Stock) plus (ii) all accumulated and unpaid dividends (as of the relevant compounding date) plus (iii) the Incremental Amount (as such term is defined in the Amended Certificate of Designations), if any. The dividends are compounded quarterly and accrue quarterly in arrears from and including the relevant issue date to and including the first to occur of (i) the date on which the Liquidation Preference (as to which, see below) is paid to the holder of such Preferred Stock in connection with the liquidation of Waste Services or the redemption of such Preferred Stock or (ii) the date on which such Preferred Stock is otherwise acquired by Waste Services or no longer outstanding. Waste Services cannot pay cash dividends on the Preferred Stock without the consent of the lenders under the Amended and Restated Credit Agreement, dated as of April 30, 2004 and as amended from time to time, between Waste Services and a syndicate of lenders; and also cannot pay cash dividends without the consent of Kelso. Accordingly, Waste Services does not currently anticipate paying any cash dividends.

      Liquidation. Upon any liquidation, dissolution or winding up of the affairs of Waste Services, no distribution shall be made to the holders of any stock junior to the Preferred Stock unless, prior to the first such distribution, the holders of the Preferred Stock shall have received consideration of an amount per share equal to the greater of (i) the Liquidation Preference (being the sum of US$1,000, as such amount shall be appropriately adjusted for any stock dividend, stock split, reclassification, recapitalization, consolidation or similar event affecting such Preferred Stock, plus the amount of any accrued but unpaid dividends on such share as of any date of determination) per share on the date of payment, or (ii) the amount the holders of Preferred Stock would receive if they held a number of shares of common stock of Waste Services equal to the Liquidation Preference divided by US$3.93; provided, however, that if Waste Services subdivides, combines or reclassifies any class of its common stock or undertakes any similar event with respect to any common stock, this amount will be proportionately reduced or increased or adjusted on a proportionate basis, it being understood that the intent of any such adjustment would be to preserve the relative per share equivalency of the shares of common stock and Preferred Stock that existed on the date of issuance of the Preferred Stock.

      Redemption. The Preferred Stock must be redeemed no later than May 6, 2015. Until May 6, 2006, Waste Services may redeem all or any part of the Preferred Stock on payment of the sum of US$1,000 per share plus all accrued and unpaid dividends calculated as if the Preferred Stock were redeemed on May 6, 2006. After May 6, 2006 and until May 6, 2015, the Corporation may redeem the Preferred Stock on payment of the sum of US$1,000 per share plus all accrued and unpaid dividends calculated to the date of redemption. If the Preferred Stock has not been redeemed by May 6, 2009, Kelso may after that date require Waste Services to initiate a sale of Waste Services or its assets on terms approved by the board of directors of Waste Services consistent with the fiduciary obligations of the directors.

      Other Approval Rights. Without the consent of the holders of a majority of the Preferred Stock, Waste Services cannot, among other things: (i) alter rights of the Preferred Stock or increase or decrease the number of authorized shares or the par value of the Preferred Stock or amend the Certificate of Incorporation or Bylaws of Waste Services in a manner that could reasonably be expected to affect adversely the powers, rights or preferences of the Preferred Stock; (ii) except in connection with the Arrangement, apply any of its assets to the redemption of any capital stock or options or convertible securities in excess of US$100,000 in any 12-month period; (iii) assume or otherwise become liable for indebtedness, other than certain classes of permitted indebtedness, if a certain debt leverage ratio is not met; (iv) authorize or otherwise become liable for or obligated in respect of parity stock, other than certain types of permitted parity stock, if a certain preferred leverage ratio is not met; (v) enter into any transaction or series of related transactions with any affiliate other than wholly-owned subsidiaries involving payments by or to Waste Services or any of its affiliates in excess of US$100,000 in any 12-month period, other than certain permitted affiliate transactions; (vi) enter into any other line of business other than businesses substantially similar or related to its existing businesses; or (vii) liquidate, dissolve or wind up, voluntarily or involuntarily, or appoint a liquidator, trustee or receiver for, Waste Services.

Waste Services Special Voting Stock

      General. The board of directors of Waste Services is authorized to provide for the issuance of a share of Special Voting Stock which will be a class of preferred stock of Waste Services.

      Except as otherwise required by law or by the constituent documents of Waste Services, the Special Voting Share will possess a number of votes equal to the number of outstanding Exchangeable Shares from time to time not owned by Waste Services or its affiliates, which votes may be exercised for the election of the directors and on all other matters submitted to a vote of the holders of shares of common stock of Waste Services. The holders of shares of common stock of Waste Services and the holder of the Special Voting Share will vote together as a class on all matters, except as otherwise required by law. Pursuant to the Voting and Exchange Trust Agreement, the Special Voting Share will be issued to the Trustee. In the event of the liquidation, dissolution or winding up of Waste Services or any other distribution of the assets of Waste Services for the purpose of winding up its affairs, all of the outstanding Exchangeable Shares will be purchased by Waste Services in exchange for shares of common stock of Waste Services. The holder of the Special Voting Share will not be entitled to receive dividends, and in the event of the liquidation, dissolution or winding up of Waste Services or any other distribution of the assets of Waste Services for the purpose of winding up its affairs, will receive an amount equal to the par value thereof. At such time as the Special Voting Share has no votes attached to it because there are no Exchangeable Shares outstanding not owned by Waste Services or its affiliates, the Special Voting Share shall cease to have any rights. See “— Voting, Dividend and Liquidation Rights—Voting Rights with Respect to Waste Services”.

Transfer Agent

      The transfer agent and registrar for shares of common stock of Waste Services is American Stock Transfer & Trust Company.

Anti-Takeover Considerations

      Delaware law contains, and the Waste Services Certificate of Incorporation and Bylaws also contain, a number of provisions that may have the effect of discouraging transactions that involve an actual or threatened change of control of Waste Services. For a description of the provisions, see “Comparison of Shareholders’ Rights — Number of Directors and Election”, “Removal of Directors; Staggered Term”, “Vacancies on the Board of Directors”, “Amendments to the Certificate of Incorporation”, “Amendments to the Bylaws”, “Action by Written Consent”, “Ability to Call Special Meetings of the Shareholders”, “Anti-Takeover Statutes”, “Shareholders Rights Plan”, “Consideration of Other Constituencies when Evaluating an Offer”, “Notice of Stockholder Action” and “Super-Majority Voting Requirements”.

EFFECT OF ARRANGEMENT

NASDAQ Listing

      The Corporation’s Common Shares are currently listed and quoted on the NASDAQ National Market under the symbol “CERI”.

      Waste Services intends to effect the listing of its common stock on the NASDAQ National Market under the symbol “WSII” through the filing of a Notification Form: Change in Company Record.

      The Exchangeable Shares of the Corporation will not be listed on any securities exchange following the Arrangement.

Business and Operations

      The Arrangement, if approved, will effect a series of transactions whereby the Common Shares of the Corporation will be exchanged for shares of common stock of our U.S. subsidiary, Waste Services, and will result in Waste Services becoming our parent company and the consequential change of the ultimate listed parent company of the group from a Canadian corporation incorporated under the laws of Ontario to that of a U.S. corporation incorporated in the State of Delaware. The Corporation will not, by virtue of the Arrangement, change its business or operations after the date on which the Arrangement is effective.

TAX CONSEQUENCES OF THE ARRANGEMENT

      The following sections summarize material provisions of Canadian and U.S. federal income tax laws that may affect the Corporation’s Shareholders as a result of their participation in the Arrangement. Although this summary discusses the material Canadian and U.S. federal income tax considerations arising from and relating to the Arrangement, it does not purport to discuss all of the U.S. and Canadian tax consequences that may be relevant to the Corporation’s Shareholders, nor will it apply to the same extent or in the same way to all Shareholders.

      Currently, under U.S. federal income tax law, no statutory, judicial or administrative authority exists which directly addresses the tax consequences of the issuance and ownership of instruments and rights comparable to the Exchangeable Shares, the exchange rights and the voting rights (the “Ancillary Rights”) and certain call rights. Consequently, the U.S. federal income tax treatment of the Exchangeable Shares is not certain. Given the terms of the Exchangeable Shares, the Ancillary Rights and certain call rights, there is a risk that the Internal Revenue Service (“IRS”) will treat the Exchangeable Shares as stock of Waste Services. In such case, dividend payments with respect to the Exchangeable Shares will be subject to U.S. federal withholding tax at a 30% rate, which rate may be reduced, generally to 15%, for eligible Canadian residents under the U.S. — Canada income tax treaty. As a result, although Waste Services does not currently anticipate paying cash dividends, it is possible that Waste Services may determine that U.S. federal withholding tax applies with respect to the payment of a future dividend on the Exchangeable Shares. In addition, regardless of whether the Exchangeable Shares are characterized as stock of Waste Services for U.S. federal income tax purposes, gain recognized by a holder on a sale, exchange or other taxable disposition of the Exchangeable Shares may be subject to U.S. federal income tax if Waste Services is classified as a “United States real property holding corporation.” See “U.S. Federal Income Tax Consequences — Non-U.S. Holders — Dispositions of Shares of Waste Services Common Stock” below.

      This summary does not describe the effect of the U.S. federal estate or alternative minimum taxes or the effect of any state, local or provincial tax law, rule or regulation, nor is any information provided as to the effect of any other tax law, other than the federal income tax laws of the United States and Canada to the extent specifically described in this Proxy Statement.

      The tax discussion below is based upon the facts set out in this Proxy Statement and upon additional information possessed by our management and upon representations of our management. The tax discussion is included for general information purposes only. It is not intended to be, nor should it be construed to be, legal or tax advice to any particular Shareholder. The following does not address all aspects of taxation that may be relevant to you in light of your individual circumstances and tax situation. THE SHAREHOLDERS OF THE COMPANY ARE STRONGLY ADVISED AND ARE EXPECTED TO CONSULT WITH THEIR OWN LEGAL AND TAX ADVISOR REGARDING THE U.S. AND

CANADIAN INCOME TAX CONSEQUENCES OF THE ARRANGEMENT IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

CANADIAN FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the material Canadian federal income tax consequences of the Arrangement generally applicable to shareholders who, for purposes of the Income Tax Act (Canada) (the “ITA”) at all relevant times:

(a) hold their Common Shares (and will hold Exchangeable Shares or shares of Waste Services common stock on or after the Arrangement) as “capital property”; and

(b) deal at arm’s length with, and are not “affiliated” with, the Corporation,

and constitutes the opinion of Blake, Cassels & Graydon LLP, Canadian counsel to the Corporation. For purposes of this summary, terms which appear in quotation marks (other than headings of sections of this Proxy Statement or terms defined in this Proxy Statement) have the meanings given to them by the relevant provisions of the ITA.

      “Financial institutions” are generally deemed not to hold shares as “capital property” under the mark-to-market rules in the ITA. Shares held by other shareholders will generally be considered to be held as “capital property” unless they are held as part of a business of buying and selling securities or have been acquired in a transaction considered to be an adventure in the nature of trade. Canadian resident shareholders whose Common Shares might not otherwise qualify as “capital property” may make an irrevocable election in accordance with subsection 39(4) of the ITA to have the Common Shares and every “Canadian security” owned by such shareholder in the taxation year of the election and each subsequent taxation year deemed to be “capital property”.

      This summary is based on the current provisions of the ITA and the regulations thereunder, the administrative and assessing policies and practices published by the Canada Revenue Agency (the “CRA”) prior to today and specific proposals to amend the ITA and regulations thereunder publicly announced by or on behalf of the Canadian Minister of Finance prior to today (referred to as the “tax proposals”). No assurances can be given that the tax proposals will be enacted in the form announced or at all. This summary assumes that the transactions described herein will be consummated in accordance with the terms of the Arrangement and related agreements.

      This summary does not take into account or anticipate any changes in law or administrative and assessing policies and practices, other than the tax proposals, nor does it take into account provincial or territorial taxes or taxes of countries other than Canada. No advance tax ruling from the CRA has been sought or obtained in respect of the Arrangement and accordingly no assurances can be given that the CRA will not assert a position contrary to one or more positions reflected in the summary below.

      This discussion is a general description of the Canadian federal income tax considerations material to the Arrangement and does not deal with all possible tax consequences. We have not taken into account your particular circumstances and do not address consequences which may be particular to you under provisions of Canadian income tax law. In particular, this summary does not take into account the mark-to-market rules applicable to securities held by “financial institutions”. Therefore, you should consult your own tax advisor regarding the particular consequences to you of the Arrangement.

      For purposes of the ITA, all amounts relating to the acquisition, holding or disposition of shares of Waste Services common stock must be expressed in Canadian dollars. Amounts denominated in U.S. dollars must be converted into Canadian dollars based on the U.S. dollar exchange rate generally prevailing at the time such amounts arise.

      In preparing this summary, based on views expressed by the Corporation, it has been assumed that the respective fair market values of the Ancillary Rights and the call rights are nominal. This determination of value is not binding on the CRA and it is possible that the CRA could take a contrary view. Canadian counsel to the Corporation expresses no opinion as to the appropriateness or accuracy of this view with respect to value.

Shareholders Resident in Canada

      The following portion of this summary applies to a shareholder who, for the purposes of the ITA and any applicable bilateral tax treaty, is or is deemed to be a Canadian resident at all relevant times.

Transfer of Common Shares to Capital Holdings for Shares of Waste Services Common Stock

      A shareholder who does not properly elect to obtain Exchangeable Shares in the Letter of Transmittal and Election Form by the Election Deadline, and who, as a result, transfers Common Shares to Capital Holdings in exchange for shares of Waste Services common stock pursuant to the Arrangement, will be considered to have disposed of those Common Shares for proceeds of disposition equal to the fair market value of the shares of Waste Services common stock acquired by such shareholder on the transfer. The shareholder will realize a capital gain (or capital loss) equal to the amount by which the proceeds of disposition of such Common Shares, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the shareholder of such Common Shares. The general tax treatment of capital gains and capital losses is discussed below under the heading “— Capital Gains and Capital Losses”. The cost to a shareholder of shares of Waste Services common stock acquired on the transfer will be equal to the fair market value of such shares of Waste Services common stock at the time of the transfer.

      THE TRANSFER OF COMMON SHARES TO CAPITAL HOLDINGS IN EXCHANGE FOR SHARES OF WASTE SERVICES COMMON STOCK BY A CANADIAN RESIDENT SHAREHOLDER WILL GENERALLY BE A TAXABLE EVENT TO SUCH SHAREHOLDER. HOWEVER, THE CONVERSION OF COMMON SHARES INTO EXCHANGEABLE SHARES ON THE ARRANGEMENT WILL NOT GENERALLY BE A TAXABLE EVENT TO SUCH SHAREHOLDER. IF A VALID AND EFFECTIVE LETTER OF TRANSMITTAL AND ELECTION FORM HAS NOT BEEN RECEIVED BY AMERICAN STOCK TRANSFER & TRUST COMPANY PRIOR TO THE ELECTION DEADLINE PURSUANT TO WHICH AN ELECTION IS MADE TO OBTAIN THE EXCHANGEABLE SHARES, A SHAREHOLDER WILL RECEIVE SHARES OF WASTE SERVICES COMMON STOCK, THEREBY GENERALLY RESULTING IN A TAXABLE EVENT TO A CANADIAN RESIDENT SHAREHOLDER. IT IS IMPORTANT THEREFORE THAT THE LETTER OF TRANSMITTAL AND ELECTION FORM BE COMPLETED AND RECEIVED BY AMERICAN STOCK TRANSFER & TRUST COMPANY PRIOR TO THE ELECTION DEADLINE IF A SHAREHOLDER WHO IS NOT A RESIDENT OF THE UNITED STATES WISHES TO OBTAIN THE EXCHANGEABLE SHARES AT THE COMPLETION OF THE TRANSACTION AND THEREBY DEFER THE GENERALLY TAXABLE EXCHANGE OF COMMON SHARES FOR SHARES OF WASTE SERVICES COMMON STOCK.

Common Shares Converted into Exchangeable Shares and Receipt of Ancillary Rights

      A shareholder who receives Exchangeable Shares and Ancillary Rights for Common Shares on the capital reorganization of the Corporation pursuant to the Arrangement will not realize a capital gain for purposes of the ITA provided the adjusted cost base to the shareholder of the shareholder’s Common Shares exceeds the fair market value of the Ancillary Rights received.

      A shareholder will realize a capital gain to the extent that the fair market value of the Ancillary Rights received, net of any reasonable costs of disposition, exceeds the adjusted cost base of the Common Shares to the shareholder immediately before the capital reorganization of the Corporation pursuant to the Arrangement. The general tax treatment of capital gains and losses is discussed below under the heading “— Capital Gains and Capital Losses”.

      A shareholder will be deemed to have acquired the Ancillary Rights at a cost equal to their fair market value and to have acquired the Exchangeable Shares at a cost equal to the amount, if any, by which the adjusted cost base to the shareholder of the Common Shares immediately before the Arrangement exceeds the fair market value of the Ancillary Rights received.

      A shareholder will be required to determine the fair market value of the Ancillary Rights received on a reasonable basis for purposes of the ITA. The Corporation is of the view that the Ancillary Rights have only nominal value. Any determination of value is not binding on the CRA. Canadian counsel to the Corporation expresses no opinion as to the appropriateness or accuracy of this valuation. It is possible that the CRA could take the position that the Ancillary Rights have a fair market value in excess of a nominal amount.

Call Rights

      The Corporation is of the view that the call rights have only nominal value. Canadian counsel to the Corporation expresses no opinion as to the appropriateness or accuracy of this valuation. This determination of value is not binding on the CRA and it is possible that the CRA could take a contrary view. On the basis that the value of the call rights is nominal, the creation of the call rights will not result in any material adverse income tax consequences to Canadian residents.

Dividends on Exchangeable Shares

      For purposes of the discussion below, dividends generally include deemed dividends.

      Dividends on Exchangeable Shares received by an “individual” (including most trusts) are included in computing the individual’s income when received and are subject to the gross-up and dividend tax credit rules generally applicable to taxable dividends received from a corporation resident in Canada.

      Subject to the discussion below as to the denial of the dividend deduction, in the case of a Canadian resident that is a corporation, other than a “specified financial institution”, dividends received on the Exchangeable Shares will be included in computing income and will generally be deductible in computing its taxable income. In the case of a Canadian resident corporation that is a “specified financial institution”, a dividend will be deductible in computing its taxable income only if the “specified financial institution” did not acquire the Exchangeable Shares in the ordinary course of the business carried on by it.

      If Waste Services or any other person with whom Waste Services does not deal at arm’s length is a “specified financial institution” when a dividend is paid on an Exchangeable Share, dividends received by a Canadian resident that is a corporation will be included in computing income but will not be deductible in computing taxable income. Waste Services has advised counsel that neither it nor any person with whom it does not deal at arm’s length will be a “specified financial institution” following the Effective Date.

      A “private corporation” or a “subject corporation” may be liable under Part IV of the ITA to pay a refundable tax of 33 1/3% on dividends received on Exchangeable Shares to the extent they are deductible in computing taxable income. A “Canadian-controlled private corporation” may be liable to pay an additional refundable tax of 6 2/3% on dividends received on Exchangeable Shares to the extent they are not deductible in computing taxable income.

      The Exchangeable Shares will be “taxable preferred shares” and “short-term preferred shares” for the purposes of the ITA. Accordingly, the Corporation will be subject to a 50% (reduced from 66 2/3% under the tax proposals) tax under Part VI.l of the ITA on dividends paid on the Exchangeable Shares in excess of an annual dividend allowance and will be entitled to deduct three times (increased from  9/4 under the tax proposals) the amount of such tax payable in computing its taxable income under Part I of the ITA. Dividends received on the Exchangeable Shares will not be subject to the 10% tax under Part IV.1 of the ITA.

Redemption or Exchange of Exchangeable Shares

      The tax treatment of amounts received on a disposition of Exchangeable Shares depends on whether they are disposed of to the Corporation or another person. On a disposition of Exchangeable Shares to the Corporation (i.e., on a redemption of those shares), a Canadian resident will generally be considered to:

(a) realize a deemed dividend equal to the amount by which the proceeds of disposition received from the Corporation (i.e., the fair market value at the time of disposition of the shares of Waste Services common stock received plus any amount received in respect of unpaid dividends) exceed the “paid-up capital” of those Exchangeable Shares at that time;

(b) realize a capital gain (or capital loss), equal to the amount by which the proceeds of disposition described above, less the deemed dividend described above, exceed (or are less than) the sum of: (1) the Canadian resident’s “adjusted cost base” of those Exchangeable Shares determined immediately before the disposition, and (2) any reasonable costs of disposition; and

(c) acquire those shares of Waste Services common stock at a cost equal to their fair market value at that time (which cost is averaged with the “adjusted cost base” of any other shares of Waste Services common stock held by the Canadian resident as “capital property” at that time for the purposes of determining the holder’s adjusted cost base of such shares of Waste Services common stock).

      For a description of the tax treatment of deemed dividends, see “Dividends on Exchangeable Shares”. In the case of a Canadian resident that is a corporation, in some cases the deemed dividend may be considered not to be a dividend, but rather proceeds of disposition. For a description of the tax treatment of capital gains and losses, see “— Capital Gains and Capital Losses”.

      On a disposition of Exchangeable Shares to Waste Services or Capital Holdings (i.e., on the exercise of any of the call rights or exchange rights), subject to the comments below under the heading “Economic Statement of October 18, 2000”, a Canadian resident will be considered to:

(a) dispose of those Exchangeable Shares for proceeds of disposition equal to the fair market value determined at the time of disposition of the shares of Waste Services common stock received on the exchange plus any amount received from Waste Services or Capital Holdings equal to the amount of declared and unpaid dividends on the Exchangeable Shares, unless this latter amount is required to be included in computing income as a dividend;

(b) realize a capital gain (or capital loss) equal to the amount by which those proceeds of disposition exceed (or are less than) the sum of: (1) the Canadian resident’s “adjusted cost base” of the Exchangeable Shares determined immediately before the disposition, and (2) any reasonable costs of disposition; and

(c) acquire those shares of Waste Services common stock at a cost equal to their fair market value at that time (which cost is averaged with the “adjusted cost base” of any other shares of Waste Services common stock held by the Canadian resident as “capital property” at that time for the purposes of determining the holder’s adjusted cost base of such shares of Waste Services common stock).

      Because of the call rights and the exchange rights, a holder of Exchangeable Shares cannot control whether the shares will be acquired by the Corporation (by way of redemption) or by Waste Services or Capital Holdings (by way of a purchase). As outlined above, the income tax consequences of a redemption differ significantly from those of a purchase. For a description of the tax treatment of capital gains and losses, see “—Capital Gains and Capital Losses”.

Disposition of Exchangeable Shares other than on Redemption or Exchange

      On a disposition of Exchangeable Shares other than to the Corporation (whether on a redemption or otherwise) or on an exchange, a Canadian resident will realize a capital gain (or capital loss) equal to the amount by which the proceeds of disposition received exceed (or are less than) the sum of: (1) the Canadian resident’s “adjusted cost base” of the Exchangeable Shares, and (2) any reasonable costs of disposition. For a description of the tax treatment of capital gains and losses, see “—Capital Gains and Capital Losses”.

Dividends on Shares of Waste Services Common Stock

      Dividends on shares of Waste Services common stock, including the amount of U.S. taxes withheld therefrom, are included in the Canadian resident’s income when received and are not eligible for:

(a) the gross-up and dividend tax credit, in the case of recipients who are “individuals”; or

(b) the deduction in computing taxable income, in the case of recipients that are corporations;

in each case, as described under “Dividends on Exchangeable Shares”. A “Canadian-controlled private corporation” may be liable to pay a refundable tax of 6 2/3% on such amounts. U.S. withholding tax on such amounts may be credited against the Canadian resident’s income tax payable or deducted from income subject to limitations in the ITA. See “U.S. Federal Income Tax Consequences — Non-U.S. Holders”.

Disposition of Shares of Waste Services Common Stock

      On a disposition of shares of Waste Services common stock, a Canadian resident will realize a capital gain (or capital loss) equal to the amount by which the proceeds of disposition received exceed (or are less than) the sum of: (1) the Canadian resident’s “adjusted cost base” of those shares of Waste Services common stock, and (2) any reasonable costs of disposition. For a description of the tax treatment of capital gains and losses, see “— Capital Gains and Capital Losses”.

Capital Gains and Capital Losses

      Generally, one-half of any capital gain (the “taxable capital gain”) is required to be included in the Canadian resident’s income for the taxation year of disposition, and one-half of any capital loss (the “allowable capital loss”) may be deducted against the Canadian resident’s “taxable capital gains” for the taxation year of disposition. “Allowable capital losses” in excess of “taxable capital gains” in a particular taxation year can generally be deducted against the net “taxable capital gains” of the three immediately prior taxation years or any later taxation year, subject to certain limitations in the ITA.

      When an “individual” (other than certain trusts) realizes a capital gain, alternative minimum tax may arise, depending on the “individual’s” particular circumstances. A “Canadian-controlled private corporation” may be liable to pay an additional refundable tax of 6 2/3% on “taxable capital gains”.

      The amount of any capital loss realized by a corporation on the disposition of a share may be reduced by the amount of dividends received or deemed to be received on that share. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns shares, directly or indirectly, through a partnership or trust.

Foreign Investment Entity Draft Legislation

      On October 30, 2003, the Canadian Minister of Finance released revised draft legislation to amend the ITA to implement previously announced rules concerning the taxation of holdings in “foreign investment entities”. The proposed rules are to apply to taxation years commencing after 2002. It is not certain, however, that the draft legislation will be enacted in the form announced or at all. In general terms, the proposed rules would apply to a share of, or a property that is convertible into, exchangeable for, or confers a right to acquire a share of, a “foreign investment entity” other than an “exempt interest”.

      The proposed rules would require a determination, on an annual basis, as to whether or not Waste Services is a “foreign investment entity” and whether the shares of Waste Services common stock or Exchangeable Shares constitute an “exempt interest”.

      Based on the activity to be carried on by Waste Services and its subsidiaries (expressed in a certificate of an officer of the Corporation) immediately following the Arrangement, it is unlikely that Waste Services will then be a “foreign investment entity” under the proposed rules. Canadian counsel to the Corporation expresses no opinion on such status.

      In any event, a share of Waste Services common stock would be an “exempt interest” of a Canadian resident if the shares of Waste Services common stock are listed on a “prescribed stock exchange” (which includes the NASDAQ), there are at least 150 holders, each of whom own shares of Waste Services common stock with a fair market value of at least Cdn$500, the Canadian resident holder together with non-arm’s length persons does not own more than 10% of the shares of Waste Services Common stock and it is reasonable to conclude that the Canadian resident had no tax avoidance motive for the acquisition of the share. For this purpose, the Canadian resident will be regarded as having a tax avoidance motive if it is reasonable to conclude that the main reasons for acquiring the share include benefiting from income, profits or gains or increases in value in respect of “investment property” held by the Waste Services group and from the deferral or reduction of tax on such income, profits or gains. The proposed rules set out a number of factors to be considered in determining the existence of a tax avoidance motive. Counsel has been advised by the Department of Finance that the definition of “exempt interest” will likely be amended so as to extend to shares (such as the Exchangeable Shares) that are exchangeable for shares that are “exempt interests.” No assurance can be given that such amendment will be made.

      If Waste Services were a “foreign investment entity” and if the shares of Waste Services common stock or Exchangeable Shares did not constitute an “exempt interest” of a Canadian resident, the Canadian resident would be required to take into account in computing income, on an annual basis, the “designated cost” of the shares of Waste Services common stock or Exchangeable Shares multiplied by a prescribed rate of interest. Alternatively, the Canadian resident may be permitted to elect the “mark-to-market” method under which the Canadian resident would be required to take into account in computing income any increase (or decrease) in the value of the shares of Waste Services common stock during each taxation year.

Economic Statement of October 18, 2000

      In the Economic Statement released on October 18, 2000, the Canadian Minister of Finance announced a proposal to formulate and introduce a rule to permit shares of a Canadian corporation held by a Canadian resident to be exchanged for shares of a foreign corporation on a tax-deferred basis. This statement included no details of the circumstances in which such tax-deferred share-for-share exchange could occur but rather indicated that these rules would be developed in consultation with the private sector. The Minister’s statement indicated that any such rule would not be effective before the public release of draft legislation including such rule. In the Federal Budget of March 23, 2004, the Canadian Minister of Finance stated that a detailed proposal will be released in the near future for public review and comment. To date, a detailed proposal has not been released.

      It is not known whether draft legislation containing the proposed rule described above will be released in time to affect the exchange by shareholders of their Common Shares for shares of Waste Services common stock pursuant to the Arrangement. In the case of shareholders who receive Exchangeable Shares pursuant to the Arrangement, draft legislation containing the proposed rule described above could be released in time to affect the subsequent exchange of such Exchangeable Shares for shares of Waste Services common stock, and it is therefore possible that such exchange may be achieved on a tax-deferred basis. In any case, until such rule is developed and released, it is not possible to state whether it would apply to a shareholder who transfers Common Shares to Capital Holdings for shares of Waste Services common stock pursuant to the Arrangement or the subsequent exchange of Exchangeable Shares for shares of Waste Services common stock. Shareholders should consult their own tax advisors once the draft legislation is released to determine how it might apply to their particular circumstances.

Foreign Property Information Reporting

      A holder of Exchangeable Shares or shares of Waste Services common stock who is a “specified Canadian entity” for a taxation year or fiscal period and whose total cost amount of “specified foreign property”, including Exchangeable Shares and the shares of Waste Services common stock, at any time in the year or fiscal period exceeds Cdn$100,000 is required to file an information return for the year or period disclosing prescribed information, including the holder’s cost amount, any dividends received in the year and any gains or losses realized in the year, in respect of such property. With some exceptions, a taxpayer resident in Canada in the year will be a “specified Canadian entity”. Holders of Exchangeable Shares or shares of Waste Services common stock should consult their own tax advisors about whether they must comply with these rules.

Dissenting Shareholders

      If a shareholder exercises dissent rights and receives from the Corporation the fair value of the holder’s Common Shares together with interest thereon, the dissenting shareholder will be required to include the amount of interest in income and also will be deemed to receive a taxable dividend equal to the amount by which the amount received (other than in respect of interest) exceeds the paid-up capital of such shares. The dissenting shareholder will also be considered to have disposed of the Common Shares for proceeds of disposition equal to the amount received by the dissenting shareholder, less the amount of any interest and the amount of any deemed dividend. In the case of a dissenting shareholder that is a corporation, in some circumstances the amount of any such deemed dividend may be treated as proceeds of disposition and not as a dividend.

Shareholders Not Resident in Canada

      The following portion of this summary applies to a shareholder, referred to herein as a non-resident, who transfers Common Shares to Capital Holdings for shares of Waste Services common stock under the Arrangement and who, for purposes of the ITA and any applicable bilateral tax treaty, at all relevant times:

(a) is not, and is not deemed to be, a Canadian resident;

(b) does not hold or use Common Shares or shares of Waste Services common stock in connection with carrying on a business in Canada; and

(c) is not an insurer carrying on business in Canada and elsewhere.

      Non-resident shareholders who elect to receive Exchangeable Shares should consult their own tax advisors.

      A non-resident will not be subject to tax under the ITA in respect of a capital gain arising on the transfer of Common Shares to Capital Holdings for shares of Waste Services common stock on the Arrangement unless such capital gain arises on a disposition of “taxable Canadian property”. Generally, Common Shares will not be “taxable Canadian property” to a non-resident at a particular time provided that the shares are listed on a “prescribed stock exchange” (which includes the NASDAQ) at that time and the non-resident and persons not dealing at “arm’s length” with the non-resident did not collectively own 25% or more of the shares of any class or series of shares of the Corporation at any time during the 60-month period ending at the particular time. Under certain circumstances, however, Common Shares may be deemed to be “taxable Canadian property”. If a non-resident realizes a capital gain in respect of “taxable Canadian property”, an exemption or other relief may be available under the provisions of a tax treaty between Canada and the jurisdiction of residence of such non-resident. In the case of a non-resident entitled to the benefits of the tax treaty between Canada and the United States, based on a certificate of an officer of the Corporation as to certain factual matters at the time of the Arrangement and on the published position of the CRA on the interpretation of the relevant provisions of that treaty, any such capital gain should be exempt from Canadian tax.

      A non-resident exercising dissent rights and who is ultimately entitled to be paid the fair value of the holder’s Common Shares together with interest will be subject to the same income tax considerations as those above with respect to a dissenting shareholder that is a Canadian resident, except that the dissenting non-resident shareholder may or may not be subject to tax under the ITA in respect of capital gains realized on the disposition of such shares as discussed in the preceding paragraph and any deemed dividend received by the dissenting non-resident will be subject to Canadian withholding tax at the rate of 25% unless the rate is reduced under the provisions of an applicable tax treaty. Where the non-resident receives interest consequent upon the exercise of dissent rights, such amount will be subject to Canadian withholding tax at the rate of 25% unless the rate is reduced under the provisions of an applicable tax treaty.

Eligibility for Investment

      The Exchangeable Shares and the Ancillary Rights will not be “qualified investments” for trusts governed by “registered retirement savings plans”, “registered retirement income funds”, “deferred profit sharing plans” (collectively, “Deferred Plans”) or “registered education savings plans”. Shares of Waste Services common stock will be “qualified investments” for such trusts provided that they are listed on a “prescribed stock exchange” (which includes the NASDAQ). ACCORDINGLY, SUCH TRUSTS SHOULD NOT ELECT IN THE LETTER OF TRANSMITTAL AND ELECTION FORM TO OBTAIN EXCHANGEABLE SHARES; BY NOT SO ELECTING, SUCH TRUSTS WILL TRANSFER THEIR COMMON SHARES TO CAPITAL HOLDINGS FOR SHARES OF WASTE SERVICES COMMON STOCK ON THE EFFECTIVE DATE.

      The Exchangeable Shares, the Ancillary Rights and the shares of Waste Services common stock will be “foreign property”. Certain entities that are generally tax-exempt, including Deferred Plans and registered pension plans, but not including “registered education savings plans”, are generally subject to a monthly penalty tax if the cost for tax purposes of “foreign property” held by the entity at the end of a month exceeds the foreign property limit (which is, generally, 30% of the cost for tax purposes of all property held by the entity at that time). “Registered education savings plans” may hold the shares of Waste Services common stock (if listed on the NASDAQ) without regard to the 30% foreign property limit but should not hold the Exchangeable Shares and the Ancillary Rights. Deferred Plans may hold the shares of Waste Services common stock of (if listed on the NASDAQ) within the 30% foreign property limit but should not hold the Exchangeable Shares and the Ancillary Rights.

U.S. FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the material U.S. federal income tax consequences to our shareholders who exchange Common Shares and receive shares of common stock of Waste Services in the Arrangement and constitutes the opinion of Shearman & Sterling LLP, U.S. tax counsel to the Corporation. This summary and U.S. tax counsel’s opinion are based upon (i) certain factual representations made by the Corporation and Waste Services; (ii) the assumption that the Arrangement will be consummated in accordance with the terms of the Arrangement and other transaction documents reviewed by U.S. tax counsel and (iii) the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, IRS rulings and pronouncements and judicial decisions now in effect, all of which are subject to change, possibly on a retroactive basis, or differing interpretations. The Corporation will not seek a ruling from the IRS concerning the tax consequences of the Arrangement. An opinion of counsel is not binding upon the IRS, and we can give no assurance that the IRS will not take a contrary position to one or more conclusions reflected in the discussion below or that the courts will uphold such conclusions if challenged by the IRS. This summary deals only with shareholders who hold their Common Shares and will hold their shares of Waste Services common stock as capital assets, within the meaning of the Code, and does not address all of the U.S. federal income tax consequences that may be relevant to the particular circumstances of holders, or to holders that may be subject to special tax treatment, such as persons who acquire Waste Services common stock through the exercise of compensatory stock options or otherwise as compensation, financial institutions, insurance companies, broker-dealers, tax-exempt organizations or persons that hold their stock as a hedge or as part of a straddle, conversion transaction or other integrated instrument. This summary also does not address the U.S. federal income tax consequences to a U.S. holder (as defined below) who owns (directly or indirectly) 10% or more, by vote or value, of the stock of the Corporation at the time of the Arrangement, or a U.S. holder having a functional currency other than the U.S. dollar. Each shareholder should consult its tax advisor as to the particular tax consequences of the Arrangement and the ownership and disposition of Waste Services common stock, including the application and effect of state, local and non-U.S. tax laws.

      For purposes of this summary, the term “U.S. holder” means a beneficial owner of our Common Shares or shares of Waste Services common stock that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the United States; (ii) a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (x) if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons, as described in section 7701(a)(30) of the Code, have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. The term “non-U.S. holder” means any beneficial owner of our Common Shares, or shares of Waste Services common stock, that is not a U.S. holder or a partnership (including an entity that is treated as a partnership for U.S. federal income tax purposes). If a partnership holds our Common Shares and will hold Waste Services common stock, the U.S. federal income tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold our Common Shares and will hold Waste Services common stock should consult their tax advisors.

U.S. Holders

Receipt of Waste Services Common Stock in the Arrangement

      Upon consummation of the Arrangement, U.S. tax counsel will deliver its opinion to the effect that the transfer of Common Shares to Capital Holdings in exchange for shares of Waste Services common stock pursuant to the Arrangement will be treated as a “reorganization” under Section 368 of the Code. Based upon such treatment, no gain or loss will be recognized by a U.S. holder on its receipt of common stock of Waste Services in exchange for our Common Shares in the Arrangement. The tax basis to a U.S. holder of the shares of Waste Services common stock received in such exchange will equal the tax basis of such holder’s Common Shares immediately prior to the exchange. The holding period of the shares of Waste Services common stock received in the exchange will include the holding period of the U.S. holder’s Common Shares. The opinion of U.S. tax counsel will be based on current provisions of the Code, the Treasury Regulations promulgated thereunder, published pronouncements of the IRS and case law, any of which may be changed at any time with retroactive effect or subject to differing interpretations, and certain factual representations that will be made by the Corporation and Waste Services. Any change in applicable laws or the facts and circumstances surrounding the Arrangement, or any inaccuracy in the statements, facts, assumptions, representations or covenants upon which U.S. tax counsel relies, may adversely affect its opinion. U.S. tax counsel assumes no responsibility to inform anyone of any such change or inaccuracy that may occur or come to its attention. Moreover, the transactions contemplated in the Arrangement are unique, complicated and raise complex tax issues and attendant risks. Many of the tax issues involved have not been addressed authoritatively by the Treasury, the IRS or the courts. As such, the conclusions of U.S. tax counsel are not binding on the IRS or the courts, and no assurance can be given that the IRS will not challenge the analysis of the U.S. federal income tax treatment of the transactions discussed herein or that a court will uphold the conclusions of U.S. tax counsel if the matter is litigated. No rulings have been requested or received from the IRS as to any of the matters discussed herein.

Ownership of Waste Services Common Stock

      Distributions of cash or property in respect of Waste Services common stock that are paid out of the current or accumulated earnings and profits (as determined under U.S. federal income tax principles) of Waste Services will constitute a dividend and will be includible in gross income by a U.S. holder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. holder that meets the holding period and other requirements for the dividends received deduction. Under current U.S. federal income tax law, non-corporate U.S. holders can qualify for preferential rates of U.S. federal income taxation in respect of such dividends provided the applicable holding period and other requirements have been met. Any distribution on Waste Services common stock in excess of the current and accumulated earnings and profits of Waste Services will be treated first as a tax-free return of capital and reduce the U.S. holder’s adjusted tax basis in the shares of Waste Services common stock, and any distribution in excess of the holder’s adjusted tax basis in the stock will be treated as capital gain from the sale or exchange of the stock.

Dispositions of Shares of Waste Services Common Stock

      Upon a sale, exchange or other taxable disposition of shares of Waste Services common stock, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Waste Services common stock. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder’s holding period for the shares of Waste Services common stock exceeds one year at the time of such disposition. Under current U.S. federal income tax law, long-term capital gains of certain U.S. holders (including individuals) are eligible for reduced rates of U.S. federal income taxation. The deductibility of capital losses is subject to limitations under the Code.

Non-U.S. Holders

Receipt of Waste Services Common Stock in the Arrangement

      Based upon the treatment of the Arrangement as a reorganization for U.S. federal income tax purposes (see “U.S. Holders — Receipt of Waste Services Common Stock in the Arrangement” above), a non-U.S. holder’s receipt of Waste Services common stock in exchange for our Common Shares in the Arrangement will not result in the recognition of taxable gain or loss for U.S. federal income tax purposes.

Ownership of Waste Services Common Stock

      Dividends on Waste Services common stock that are paid to a non-U.S. holder will be subject to U.S. federal withholding tax at a 30% rate, or at a lower rate as may be specified by an applicable income tax treaty. A non-U.S. holder generally will be required to provide, in order to obtain a reduced rate of withholding under an applicable income tax treaty, a properly completed IRS Form W-8BEN (or a successor form) establishing the non-U.S. holder’s eligibility for benefits under such treaty.

      A non-U.S. holder will not be subject to a withholding tax on dividend income that is effectively connected with such holder’s conduct of a trade or business within the United States if such holder provides Waste Services with a properly executed IRS Form W-8ECI (or a successor form) stating that the dividend income is so connected. Instead, such dividend income generally will be subject to U.S. federal income tax in the same manner as if the non-U.S. holder were a U.S. resident (and thus, subject to U.S. federal income tax on a net basis), unless the non-U.S. holder can claim the benefit of an exemption under an applicable income tax treaty. A non-U.S. holder that is a corporation also may be subject to a “branch profits tax” equal to 30% (or a lower rate as may be specified by an applicable income tax treaty) of its earnings and profits for the taxable year, subject to adjustments, that are effectively connected with the conduct of a trade or business within the United States.

Dispositions of Shares of Waste Services Common Stock

      Generally, a non-U.S. holder will not be subject to U.S. federal income tax with respect to gain realized on the sale, exchange or other taxable disposition of shares of Waste Services common stock unless (i) such gain is effectively connected with the conduct by the non-U.S. holder of a trade or business in the United States and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by the non-U.S. holder in the United States; (ii) in the case of a non-U.S. holder who is a nonresident alien individual, such individual is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met or (iii) Waste Services is or has been a U.S. real property holding corporation (“USRPHC”) within the meaning of section 897(c)(2) of the Code at any time during the shorter of the five-year period preceding the disposition or the non-U.S. holder’s holding period for the stock; provided that, in the case of clause (iii), so long as shares of Waste Services common stock are regularly traded on an established securities market, only non-U.S. holders who hold or held, directly or indirectly, more than 5% of the shares of Waste Services common stock, at any time during the shorter of the two periods described in clause (iii) above will be subject to U.S. federal income tax on such disposition. Although Waste Services does not believe that it will be treated as a USRPHC upon consummation of the Arrangement, no assurance can be given that Waste Services will not be determined to be, or become, a USRPHC or that shares of Waste Services common stock will be regularly traded on an established securities market. A non-U.S. holder should consult its tax advisor as to the application of the USRPHC rules.

Information Reporting and Backup Withholding

      Dividend payments made with respect to shares of Waste Services common stock and proceeds from the sale, exchange or other disposition of shares of Waste Services common stock may be subject to information reporting to the IRS and possible U.S. backup withholding (currently at a rate of 28%). Generally, U.S. backup withholding is a withholding tax imposed on specified payments to persons that fail to furnish required information. Backup withholding will not apply to a holder who furnishes a properly executed IRS Form W-9 (or a successor form) in the case of a U.S. holder, or a properly executed IRS Form W-8BEN (or a successor form) in the case of a non-U.S. holder, and makes any other required certification, or who is otherwise exempt from backup withholding. Backup withholding is not an additional tax. The amount of any backup withholding imposed on a payment to a U.S. holder or non-U.S. holder will be allowed as a refund or a credit against such holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS. Non-U.S. holders should consult their own tax advisors regarding the filing of a U.S. federal income tax return and the claiming of a credit or refund of such withholding tax.

COMPARISON OF SHAREHOLDERS’ RIGHTS

      Upon the effective date of the transactions, certain shareholders of the Corporation will immediately become shareholders of Waste Services and the remaining shareholders will become shareholders of Waste Services as their Exchangeable Shares are exchanged for shares of common stock of Waste Services. The Corporation is a corporation organized under and corporately governed by the Business Corporations Act (Ontario), the Articles of Amalgamation and the Bylaws of the Corporation. Waste Services is a corporation organized under and governed by Delaware law and the Certificate of Incorporation and the Bylaws of Waste Services. The principal attributes of shares of Waste Services common stock and the Corporation’s Common Shares are comparable, but there are material differences in shareholders rights.

      This section of the Proxy Statement describes the material differences between the rights of shareholders of the Corporation and Waste Services. This section also includes a brief description of the material rights that Waste Services shareholders are expected to have following completion of the Arrangement, although in some cases the board of directors of Waste Services retains the discretion to alter those rights without shareholder consent. This summary is not complete and does not cover all of the differences between the Business Corporations Act (Ontario) and the Delaware General Corporation Law affecting corporations and their shareholders or all the differences between the Articles of Amalgamation and Bylaws of the Corporation and the Certificate of Incorporation and Bylaws of Waste Services. This summary is therefore subject to the complete text of the relevant provisions of the Business Corporations Act (Ontario), the Delaware General Corporation Law, the Articles of Amalgamation and Bylaws of the Corporation and the Certificate of Incorporation and Bylaws of Waste Services. Copies of the Articles of Amalgamation and Bylaws of the Corporation will be sent to shareholders of the Corporation upon request. See “Where You Can Find More Information”.

Canada	Delaware

Vote Required for Extraordinary Transactions

Under the Business Corporations Act (Ontario), extraordinary corporate actions are required to be approved by special resolution. Such extraordinary corporate actions include:

• amalgamations other than amalgamations involving a holding body corporate, one or more wholly-owned subsidiaries and/or one or more sister corporations;

• continuances;

• liquidations;

• dissolutions;
• sales, leases or exchanges of all or substantially all the assets of a corporation other than in the ordinary course of business; and

• court ordered arrangements.

A special resolution is a resolution passed by not less than two-thirds of the votes cast by the shareholders entitled to vote on the resolution at a meeting at which a quorum is present. A quorum for this purpose is one-third of the outstanding shares entitled to vote at the meeting. In certain cases, a special resolution to approve an extraordinary corporate action is also required to be approved separately by the holders of a class or series of shares, including in certain cases a class or series of shares not otherwise carrying voting rights.	Delaware law requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon to authorize any merger, consolidation, dissolution or sale of substantially all of the assets of a corporation. However, unless required by its certificate of incorporation, no authorizing shareholder vote is required of a corporation surviving a merger if:

• such corporation’s certificate of incorporation is not amended in any respect by the merger;

• each share of stock of such corporation outstanding immediately prior to the effective date of the merger will be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger; and

• either no shares of common stock, including securities convertible into common stock, will be issued in the merger or the number of shares of common stock to be issued in the merger does not exceed 20% of such corporation’s outstanding common stock immediately prior to the effective date of the merger.

The Certificate of Incorporation of Waste Services does not require a vote in such situations.

No stockholder approval is required under Delaware law for mergers or consolidations in which a parent corporation merges or consolidates with a subsidiary of which it owns at least 90% of the outstanding shares of each class of stock.

Finally, unless required by its certificate of incorporation, shareholder approval is not required under Delaware law for a corporation to merge with or into a direct or indirect wholly-owned subsidiary of a holding company (as defined in Delaware law) in certain circumstances. The Certificate of Incorporation of Waste Services does not require a vote in such situation.

Dissent Rights

The Business Corporations Act (Ontario) provides that shareholders of a corporation entitled to vote on certain matters are entitled to exercise dissent rights and demand payment of the fair value of their shares. For this purpose, there is no distinction between listed and unlisted shares. Dissent rights exist when there is a vote upon matters such as:

• any amalgamation with another corporation	Under Delaware law, shareholders have the right to dissent from a merger or consolidation by demanding payment in cash for their shares equal to the fair value of such shares. Fair value is determined by a court in an action timely brought by the dissenters. In determining fair value, the court may consider all relevant factors, including the rate of interest that the resulting or surviving corporation would have had to pay to borrow

Canada	Delaware

(other than with certain affiliated corporations);

• an amendment to the corporation’s articles of incorporation to add, change or remove any provisions restricting the issue, transfer or ownership of shares;

• an amendment to the corporation’s articles of incorporation to add, change or remove any restriction upon the business or businesses that the corporation may carry on;

• a continuance under the laws of another jurisdiction;

• a sale, lease or exchange of all or substantially all the property of the corporation other than in the ordinary course of business; and

• a court order permitting a shareholder to dissent in connection with an application to the court for an order approving an arrangement proposed by the corporation.

However, a shareholder is not entitled to dissent if an amendment to the articles of incorporation is effected by a court order approving a reorganization or by a court order made in connection with an action for an oppression remedy.

Under the Business Corporations Act (Ontario), a shareholder may, in addition to exercising dissent rights, seek an oppression remedy for any act or omission of a corporation which is oppressive or unfairly prejudicial to or that unfairly disregards a shareholder’s interests.
money during the pendency of the court proceeding.

Appraisal rights are not available for shares of any class or series listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by National Association of Security Dealers, Inc. or held of record by more than 2,000 shareholders. In addition, appraisal rights are not available for any shares of the surviving corporation if the merger did not require the vote of the shareholders of the surviving corporation.

However, appraisal rights are available if the agreement of merger or consolidation does not convert such shares into:

• stock of the surviving corporation;

• stock of another corporation which is either listed on a national securities exchange or designated as a national market system security on the NASDAQ National Market or held of record by more than 2,000 shareholders; or

• cash in lieu of fractional shares or some combination of the above.

Oppression Remedy

Section 248 of the Business Corporations Act (Ontario) provides an oppression remedy that enables a court to make any order, both interim and final, to rectify the matters complained of, if the court is satisfied upon application of a complainant (as defined below) that:

• any act or omission of the corporation or any of its affiliates effects or threatens to effect a result;

• the business or affairs of the corporation or any of its affiliates are, have been or are threatened to be carried on or conducted in a manner; or

• the powers of the directors of the corporation or any of its affiliates are, have been or are threatened to be exercised in a manner,

that is oppressive or unfairly prejudicial to or that unfairly disregards the interests of any security holder, creditor, director or officer of the corporation.	Delaware law does not provide for a similar remedy. However, Delaware law provides a variety of legal and equitable remedies to a corporation’s shareholders for improper acts or omissions of a corporation, its officers and directors. Under Delaware law, only shareholders can bring an action alleging a breach of fiduciary duty by the directors of a corporation. In order to be successful, the shareholder must overcome the “business judgment rule”, which, simply stated, means that absent fraud, self-dealing or abuse of discretion and if the directors have exercised due care in making an informed judgment, directors’ decisions that are attributable to a rational business purpose generally will be sustained as a proper exercise of discretion.

Canada	Delaware

A complainant includes a present or former stockholder, a present or former officer or director of the corporation or any of its affiliates, or any other person who in the discretion of the court is a proper person to make such application.

The oppression remedy provides the court with an extremely broad and flexible jurisdiction to intervene in corporate affairs to protect “reasonable expectations” of shareholders and other complainants. While conduct which is in breach of fiduciary duties of directors or that is contrary to the legal right of a complainant will normally trigger the court’s jurisdiction under the oppression remedy, the exercise of that jurisdiction does not depend on a finding of a breach of such legal and equitable rights. Furthermore, the court may order a corporation to pay the interim costs of a complainant seeking an oppression remedy, but the complainant may be held accountable for such interim costs on final disposition of the complaint.

Director Qualifications

Under the Business Corporations Act (Ontario), a majority of the directors and a majority of any committee of directors must be Canadian residents.

A director of the Corporation must not be:

• under eighteen years of age;

• adjudicated as mentally unsound;

• a person that is not an individual; or

• a person who has the status of a bankrupt.	Delaware does not have director qualification requirements.

Number of Directors and Election

Under the Business Corporations Act (Ontario) the number of directors of a corporation must be specified in the corporation’s articles of incorporation. The articles may provide for a minimum and maximum number of directors and if so, the number shall be fixed by special resolution or by the board of directors, if empowered to do so by special resolution.

A corporation which offers its securities to the public within the meaning of the Business Corporations Act (Ontario) must have not fewer than three directors. The Articles of Amalgamation of the Corporation provide that the number of directors will not be less than three or more than nine. The Corporation’s board of directors currently consists of seven directors.	Under Delaware law, the number of directors of a corporation shall be fixed in the manner provided in the certificate of incorporation and Bylaws, with a minimum number of one.

The board of directors of Waste Services will consist of eight directors. The Bylaws provide that the number of directors may be fixed from time to time by a resolution of the board of directors, but will not be less than three or more than twelve. The Certificate of Incorporation of Waste Services also provides that the holders of shares of Waste Services common stock have the exclusive right (except as provided in a preferred stock, certificate of designation or the Certificate of Incorporation and except for the rights of the Special Voting Share) to vote for the election of directors, as provided by law, and the election of

Canada	Delaware

Shareholders of a corporation governed by the Business Corporations Act (Ontario) elect directors by ordinary resolution at each annual meeting of shareholders at which such an election is required.	directors need not be by written ballot unless the Bylaws so provide.

Removal of Directors; Staggered Term

Under the Business Corporations Act (Ontario), a corporation’s shareholders may remove any director before the expiration of his or her term of office and may elect any qualified person in such director’s stead for the remainder of such term by resolution passed by a majority of the votes cast at a meeting of shareholders called for that purpose.

Under the Business Corporations Act (Ontario), directors may be elected for a term expiring not later than the third annual meeting of shareholders following the election. If no term is specified, a director’s term expires at the next annual meeting of shareholders. A director may be nominated for re-election to the board of directors at the end of the director’s term.	Under Delaware law, unless otherwise provided in the certificate of incorporation, members of a classified board of directors may be removed only for cause and only by the affirmative vote of not less than a majority of the outstanding shares entitled to vote thereon.

The Certificate of Incorporation of Waste Services provides for the board of directors to be divided into three classes, as nearly equal in size as possible, with one class being elected annually to serve a term of three years, until their successors are duly elected and qualified. The Certificate of Incorporation also provides that a director may not be removed except for cause and with the affirmative vote of 80% of shareholders. As a result, at least two annual meetings of shareholders may be required for the shareholders to change a majority of the board of directors, promoting the continuity of existing management while encouraging persons considering a unilateral takeover proposal to negotiate with the board of directors.

Vacancies on the Board of Directors

Under the Business Corporations Act (Ontario), vacancies that exist on the board of directors may be filled by the board if the remaining directors constitute a quorum. In the absence of a quorum, the remaining directors shall call a meeting of shareholders to fill the vacancy.	Under Delaware law, unless otherwise provided in the certificate of incorporation or Bylaws, a majority of directors then in office may fill (i) any vacancies in the board of directors and (ii) newly created directorships resulting from any increase in the authorized number of directors.

The Certificate of Incorporation provides that, subject to the rights of holders of preferred stock, any vacancies in the board of directors for any reason will be filled only by a majority of the directors remaining in office, and directors so elected will hold office until the next election for their class of directors. The inability of shareholders to fill vacancies on the board of directors will make it more difficult to change the composition of the board of directors and will promote the continuity of existing management.

Amendments to the Certificate of Incorporation

Under the Business Corporations Act (Ontario), amendments to the articles of incorporation	Under Delaware law, an amendment to the certificate of incorporation of a corporation

Canada	Delaware

generally require the approval of not less than two-thirds of the votes cast by shareholders entitled to vote on the resolution at a meeting at which a quorum is present. As noted below, a corporation’s articles may provide for a super majority to amend the articles of incorporation. A quorum for this purpose is one-third of the outstanding shares entitled to vote at the meeting.
requires the approval of the corporation’s board of directors and the approval of holders of a majority of the outstanding stock entitled to vote upon the proposed amendment, unless a higher vote is required by the corporation’s certificate of incorporation.

The Certificate of Incorporation provides that Waste Services reserves the right to amend, alter, change or repeal the provisions of the certificate of incorporation in the manner prescribed by Delaware law. However, the provisions of the Certificate of Incorporation of Waste Services concerning preferred stock, the classified board, the removal of directors, filling of vacancies of board of directors seats, shareholder action, notices, indemnification of directors and officers, restrictions on business combinations, consideration of other constituencies and amendments to the certificate of incorporation require the affirmative vote of 80% of the voting power of all the shares of stock of Waste Services then entitled to vote generally in the election of directors in order to be amended, altered or repealed, unless such amendment is declared advisable by 75% of the entire board of directors.

Amendments to the Bylaws

The directors may by resolution make, amend or repeal any bylaw unless the articles of incorporation or Bylaws provide otherwise. When the directors make, amend or repeal a bylaw, they are required under the Business Corporations Act (Ontario) to submit the change to the shareholders at the next meeting of shareholders. Shareholders may confirm, reject or amend the bylaw, amendment or repeal by a majority of the votes cast by shareholders present in person or by proxy and entitled to vote on the resolution.	Under Delaware law, shareholders entitled to vote have the power to adopt, amend or repeal Bylaws. In addition, a corporation may, in its certificate of incorporation, confer this power on the board of directors. The shareholders always have the power to adopt, amend or repeal the Bylaws, even though the board of directors may also be delegated the power.

The Certificate of Incorporation provides that the board of directors is expressly authorized to make, alter, amend or repeal the Bylaws without the assent or vote of the shareholders. The Certificate of Incorporation also provides that the shareholders may, at any annual or special meeting, make, alter, amend or repeal the Bylaws by the affirmative vote of the holders of not less than 80% of the stock entitled to vote generally in the election of directors.

Quorum

Under the Business Corporations Act (Ontario), unless a corporation’s Bylaws provide otherwise, a quorum is present at a meeting of the shareholders, irrespective of the number of shareholders actually present at the meeting, if	Under Delaware law, a corporation’s certificate of incorporation or Bylaws may specify the number of shares or the voting power that shall be present, or represented by proxy, in order to constitute a quorum for the transaction of any

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the holders of a majority of the shares entitled to vote at the meeting are present in person or represented by proxy. The Corporation’s Bylaws provide that a quorum shall be holders of not less than one-third of the outstanding shares entitled to vote at the meeting. The NASDAQ Stock Market marketplace rules require a quorum to be at least one-third of the outstanding shares entitled to vote at the meeting unless an exemption is granted by NASDAQ from this requirement.
business at any meeting of the shareholders. However, in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting. The Bylaws of Waste Services provide that the holders of a majority of outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum.

Action by Written Consent

Under the Business Corporations Act (Ontario), shareholders can take action by written resolution and without a meeting only if all shareholders sign the written resolution.	Delaware law provides that, unless otherwise stated in the certificate of incorporation, any action that may be taken at an annual meeting or special meeting of shareholders may be taken without a meeting, if consent in writing is signed by the holders of the outstanding stock having the minimum number of votes necessary to authorize the action at a meeting of shareholders at which all shareholders are present.

The Certificate of Incorporation and Bylaws provide that the shareholders may not act by written consent, which may require shareholders to wait for a regularly scheduled annual meeting to change the composition of the board of directors.

Ability to Call Special Meetings of the Shareholders

The Business Corporations Act (Ontario) provides that the holders of not less than five percent of the issued shares of a corporation that carry the right to vote at a meeting sought to be held may give notice to the directors requiring them to call and hold a meeting.	Under Delaware law, special meetings of shareholders may be called by the board of directors or by such person as may be authorized by the certificate of incorporation or Bylaws.

The Certificate of Incorporation provides that special meetings of shareholders may be called at any time by the board of directors pursuant to a resolution duly adopted by a majority of the members of the board of directors and that the ability of the shareholders to call a special meeting of shareholders is specifically denied. The inability of shareholders to call a special meeting may require shareholders to wait for a regularly scheduled annual meeting to change the composition of the board of directors.

Limitation of Personal Liability of Directors and Officers

Under the Business Corporations Act (Ontario), in exercising their powers and discharging their duties, directors and officers must act honestly and in good faith, with a view to the best interests of the corporation and exercise the care,	Delaware law provides that a corporation may include in its certificate of incorporation a provision limiting or eliminating the liability of its directors to the corporation and its shareholders for monetary damages arising from a breach of

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diligence and skill that a reasonably prudent person would exercise in comparable circumstances. No provision in the corporation’s articles, Bylaws, resolutions or contracts can relieve a director or officer from the duty to act in accordance with the Business Corporations Act (Ontario) or relieve a director from liability for a breach thereof. However, a director will not be liable for breaching his or her duty to act in accordance with the Business Corporations Act (Ontario) if the director relied in good faith on:

• financial statements represented to him by an officer or in a written report of the auditor to present fairly the financial position of the corporation in accordance with generally accepted accounting principles; or

• a report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by such person.
fiduciary duty, except for:

• a breach of the duty of loyalty to the corporation or its shareholders;

• acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

• payment of a dividend or the repurchase or redemption of stock in violation of Delaware law; or

• any transaction from which the director derived an improper personal benefit.

The Certificate of Incorporation of Waste Services provides that the directors of Waste Services are entitled to the benefits of all limitations on the liability of directors that are now or hereafter become available under Delaware law.

Indemnification of Directors and Officers

Under the Business Corporations Act (Ontario) and pursuant to the Corporation’s Bylaws, the Corporation may indemnify present or former directors or officers and his or her heirs and legal representatives against all expenses and settlement amounts or judgments arising out of actions against such individuals because of their service as directors or officers.

In order to qualify for indemnification such director or officers must:

• have acted honestly and in good faith with a view to the best interests of the company; and

• in the case of a criminal or administrative action or proceeding enforced by a monetary penalty, have had reasonable grounds for believing that his or her conduct was lawful.

Indemnification will be provided to an eligible director or officer who meets both these tests and was substantially successful on the merits in his or her defense of the action.

A corporation may, if the person meets the conditions above and it is approved by a court, also indemnify an eligible director or officer in an action by or on behalf of the corporation.

Some of the officers and directors of the Corporation currently have indemnification agreements that survive the termination of their service as officers or directors. These agreements will continue after the Arrangement.	Under Delaware law, a corporation may indemnify directors and officers:

• for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation; and

• with respect to any criminal proceeding, if such directors and officers had no reasonable cause to believe that their conduct was unlawful.

In addition, Delaware law provides that a corporation may advance to a director or officer expenses incurred in defending any action upon receipt of an undertaking by the director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification.

The Certificate of Incorporation of Waste Services provides that Waste Services will indemnify any person who is or was a director or officer of Waste Services, or is or was serving at the request of Waste Services as a director, officer or trustee of another corporation, trust or other enterprise, with respect to actions taken or omitted by such person in any capacity in which such person serves Waste Services or such other corporation, trust or other enterprise, to the full extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification will continue as to a person who has ceased to be a director, officer or trustee, as the case may be, and will inure to the benefit of

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such person’s heirs, executors and personal and legal representatives.

Anti-Takeover Statutes

Policies of certain Canadian securities regulatory authorities in respect of related party transactions do not apply to the Corporation as it is not a reporting issuer in Canada.	Under the business combination statute of Delaware law, a corporation is prohibited from engaging in any business combination with an interested stockholder who, together with its affiliates or associates, owns, or who became an affiliate or associate of the corporation and within a three-year period did own, 15% or more of the corporation’s voting stock for a three-year period following the time the stockholder became an interested stockholder, except under specified circumstances.

The provisions of the business combination statute of Delaware do not apply to a corporation if, subject to specified requirements, the certificate of incorporation or Bylaws of the corporation contain a provision expressly electing not to be governed by the provisions of the statute or the corporation does not have voting stock listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association or held of record by more than 2,000 shareholders.

The Certificate of Incorporation provides that the business combination statute of Delaware will apply to Waste Services.

Consideration of Other Constituencies when Evaluating an Offer

Ontario jurisprudence generally requires directors of an Ontario corporation to focus exclusively on the interests of shareholders when evaluating an offer.	Under the Certificate of Incorporation, when evaluating an offer that may relate to a change or potential change in control of Waste Services, the board of directors of Waste Services may consider, among other things, the effect that its actions may have on other interests or persons, in addition to its shareholders. Such other interests or persons may include (i) the business of Waste Services and its subsidiaries, (ii) the employees, customers, suppliers and creditors of Waste Services and its subsidiaries and (iii) the communities in which its facilities are located. Such provision may discourage certain types of acquisition proposals, even though a majority of its shareholders might favor such proposals.

Notice of Stockholder Action

A shareholder entitled to vote at a meeting of shareholders may submit to the corporation notice of a proposal and discuss at the meeting any	The Bylaws of Waste Services provide that in order for nominations of directors or other business to be properly brought before an annual

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matter in respect of which the shareholder would have been entitled to submit a proposal. A proposal may include nominations for the election of directors if the proposal is signed by one or more holders of shares representing in the aggregate not less than five percent of the shares entitled to vote at the meeting to which the proposal is to be presented, but this does not preclude nominations being made at a meeting of shareholders. The proposal must be submitted to the corporation at least 60 days before the anniversary date of the last annual meeting if the matter is proposed to be raised at an annual meeting, or at least 60 days before a meeting other than an annual meeting.
meeting by a shareholder of Waste Services, the shareholder must give notice to Waste Services not less than 60 days nor more than 90 days prior to the anniversary of the previous annual meeting of shareholders. The notice must contain specific information regarding the nominee for director, or other business to be addressed, as well as information regarding the shareholder who is proposing the nomination. This advance notice requirement may prevent shareholders from submitting nominations for directors shortly before an annual meeting and may encourage persons considering a unilateral takeover proposal to negotiate with the board of directors.

Committees

Under the Business Corporations Act (Ontario), directors of a corporation may appoint from their numbers a committee of directors and delegate to such committee powers of the directors other than powers relating to filling a vacancy among the directors or appointing or removing certain officers or certain matters relating to corporate finance. A majority of the members of the committee must be resident Canadians.	Under Delaware law, the board of directors may designate one or more committees, each of which must consist of one or more of the directors of the corporation. Any such committee, to the extent provided in the resolution of the board of directors, or in the Bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation.

The Bylaws provide that the board may, by resolution adopted by affirmative vote of a majority of the whole board, appoint one or more committees of the board, which committees shall have such powers and duties as the board shall properly determine. Unless otherwise provided by the board, no such other committee of the board shall be composed of fewer than three Directors.

Derivative Actions

Under the Business Corporations Act (Ontario), a complainant (as defined below) may apply to the court for leave to bring an action in the name of and on behalf of a corporation or any of its subsidiaries, or to intervene in an existing action to which they are a party for the purpose of prosecuting, defending or discontinuing the action. A complainant includes a present or former shareholder, a present or former officer or director of the corporation or any of its affiliates, or any other person who in the discretion of the court is a proper person to make such an application. Under the Business Corporations Act (Ontario), no action may be brought and no intervention in an action may be made unless the complainant has given 14 days’ notice to the	Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation to enforce the rights of the corporation. An individual also may commence a class action suit on behalf of himself or herself and other similarly situated shareholders where the requirements for maintaining a class action under Delaware law have been met. A person may institute and maintain such a suit only if such person was a stockholder at the time of the transaction which is the subject of the suit or his or her shares thereafter devolved upon him or her by operation of law. Additionally, under Delaware case law, the plaintiff generally must be a stockholder not only at the time of the transaction that is the subject of the suit, but also through the duration

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directors of the corporation or its subsidiary of the complainant’s intention to apply to the court. The court must be satisfied that:

• the directors of the corporation or its subsidiary will not bring, diligently prosecute or defend or discontinue the action;

• the complainant is acting in good faith; and

• it appears to be in the interests of the corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.

Under the Business Corporations Act (Ontario), the court in a derivative action may make any order it thinks fit, including orders pertaining to the conduct of the action or the making of payments to former and present shareholders and payment of reasonable legal fees incurred by the complainant.
of the derivative suit. Delaware law also requires that the derivative plaintiff make a demand on the directors of the corporation to assert the corporate claim before the suit may be prosecuted by the derivative plaintiff, unless such demand would be futile.

Inspection of Books and Records

Under the Business Corporations Act (Ontario), shareholders and the creditors of the corporation, their agents and legal representatives may examine, free of charge during normal business hours:

• the articles, Bylaws and all amendments thereto, of the corporation;

• the minutes and resolutions of shareholders;

• a register of the corporation’s directors; and

• the securities register of the corporation.

All shareholders of the corporation may request a copy of the articles, Bylaws and all amendments thereto free of charge.	Delaware law allows any shareholder the right:

• to inspect the corporation’s stock ledger, a list of its shareholders, and its other books and records; and

• to make copies or extracts of those materials during normal business hours;

provided that the shareholder makes a written request under oath stating the purpose of his inspection, and the inspection, is for a purpose reasonably related to the person’s interest as a shareholder.

Interested Directors Transactions

Under the Business Corporations Act (Ontario), contracts or transactions in which a director or officer has an interest are not invalid because of that interest, provided that the director or officer who is party to a material contract or transaction discloses his or her interest in writing to the corporation or requests to have entered in the minutes of meetings of directors the nature and extent of his or her interest. If the interest exists, the director generally may not vote on any resolution to approve the contract or transaction. The contract is not void or voidable by reason only of the relationship if such interest is properly disclosed, the contract is approved by the other directors or by the shareholders and the contract was fair and reasonable to the corporation at the	Under Delaware law, if board approval is sought for a transaction between a corporation and one or more of its directors or officers, then such transaction must be approved by a majority of the disinterested directors (even if the number of disinterested directors does not constitute a quorum).

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time it was approved.

Where a director or officer has an interest in a material contract or transaction or a proposed material contract or transaction that, in the ordinary course of the corporation’s business, would not require approval by the directors or shareholders, the interested director or officer shall disclose in writing to the corporation or request to have entered in the minutes of meetings of directors, the nature and the extent of the interest forthwith after the director or officer becomes aware of the contract or transaction or proposed contract or transaction.

Super-Majority Voting Requirements

Under the Business Corporations Act (Ontario), a corporation’s articles shall not require a greater number of votes of shareholders to remove a director than a simple majority. A corporation’s articles may provide for a super majority to amend charter documents or Bylaws of the corporation.	The Certificate of Incorporation requires the affirmative vote of 80% of Waste Services shareholders to remove a director for cause, amend, alter or repeal selected provisions of the Certificate of Incorporation and amend, alter or repeal selected provisions of the Bylaws.

Upon consummation of the Arrangement, the directors and officers of Waste Services will own approximately 12.2 million shares of Waste Services common stock, and they will hold options and warrants to purchase approximately 7.7 million shares of Waste Services common stock, representing, in total, approximately 19.0% of the outstanding shares of the Waste Services Common Stock. This will not give these individuals veto power over matters that would require 80% shareholder approval.

Form of Proxy and Information Circular

Under the Business Corporations Act (Ontario), every shareholder entitled to vote at a meeting of shareholders may, by means of proxy, appoint a proxyholder or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting on such shareholder’s behalf and act in a manner, to the extent and with the authority granted by the proxy. Concurrently with giving notice of a meeting of the shareholders, management must send to each stockholder a form of proxy for use by every stockholder entitled to vote at such meeting. Because the Corporation is not an “offering corporation” as that term is defined under the Business Corporations Act (Ontario), the Corporation is not required to send shareholders a prescribed information circular in connection with a proxy solicitation by management.	Delaware law permits shareholders to vote by proxy, but does not require that proxies be sent to shareholders or that any proxy statements or information statements be sent to the shareholders.

INTERESTS OF CERTAIN PERSONS IN THE ARRANGEMENT

      In considering the recommendation of our Board of Directors with respect to the Arrangement, Shareholders should be aware that certain members of our board of directors and certain executive officers have interests that may present them with actual or potential conflicts of interest in connection with the arrangement. The Board of Directors is aware of these arrangements and considered them.

      For more information about the common share holdings of our directors and executive officers see the “Security Ownership of Certain Beneficial Owners and Management”.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of our Common Shares as of June 1, 2004, by each person or entity that we know owns 5% or more of our Common Shares. The voting rights attached to Common Shares held by our major shareholders do not differ from those that attach to Common Shares held by any other holder. As of such date, the number of issued and outstanding Common Shares in our capital stock was 95,383,778.

Shares Beneficially Owned

	Number of	Percentage of
	Common	Total Issued
Name of Beneficial Owner(1)	Shares	Common Shares

Westbury (Bermuda) Ltd.(2)	20,383,355	20.8

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In general, a person who has voting power or investment power with respect to securities is treated as a beneficial owner of those securities.

(2)	Consists of 17,900,022 Common Shares and 2,483,333 Common Shares issuable upon the exercise of warrants. The shareholder of Westbury (Bermuda) Ltd. is Westbury Trust. The trustees of Westbury Trust are Robert Martyn, Gary W. DeGroote and Rick Burdick. The address for Westbury (Bermuda) Ltd. is Victoria Hall, 11 Victoria Street, P.O. Box HM 1065, Hamilton, Bermuda, HMEX.

      Information regarding share ownership as of June 1, 2004 of our current directors and executive officers is set forth below:

Name	Outstanding Shares(1)	% of Shares(2)

David Sutherland-Yoest(3)	4,136,362	4.2
Don A. Sanders(4)	3,747,238	3.9
Lucien Rémillard(5)	3,073,497	3.2
Gary W. DeGroote(6)	2,385,000	2.5
R. John (Jack) Lawrence(7)	1,141,250	1.2
George E. Matelich	773,797	*
Larry D. Henk	397,500	*
Stanley A. Sutherland	250,000	*
William P. Hulligan	140,000	*
Mark A. Pytosh	116,100	*
Ivan R.Cairns	2,500	*
Ronald L. Rubin	—	—
Brian A. Goebel	—	—
Executive officers and directors as a group	16,163,244	16.9

*	Less than one (1%) percent.

(1)	In general, a person who has voting power or investment power with respect to securities is treated as a beneficial owner of those securities. Shares of common stock subject to options and/or warrants currently exercisable or exercisable within 60 days of June 1, 2004 count as outstanding for computing the percentage beneficially owned by the person holding these options or warrants.

(2)	Percentages based upon 95,383,778 Common Shares outstanding as of June 1, 2004.

(3)	Consists of 1,949,497 Common Shares owned by D.S.Y. Investments Ltd., of which Mr. Sutherland-Yoest is the sole director and shareholder, as well as 751,665 Common Shares owned by Mr. Sutherland-Yoest personally and 670,000 Common Shares issuable upon the exercise of currently exercisable warrants to purchase Common Shares, 500,000 Common Shares owned by Mr. Sutherland-Yoest’s wife and 265,200 Common Shares owned by Mr. Sutherland-Yoest’s daughter, Christina Sutherland-Yoest, which Mr. Sutherland-Yoest may be deemed to beneficially own. Mr. Sutherland-Yoest disclaims beneficial ownership with respect to the shares owned by his wife and his daughter.

(4)	Consists of 1,139,142 Common Shares over which Mr. Sanders has sole voting and sole dispositive power and 2,498,096 Common Shares with respect to which Mr. Sanders has shared dispositive power and 110,000 Common Shares issuable upon the exercise of options exercisable within 60 days to purchase Common Shares.

(5)	Consists of 1,500,000 Common Shares owned by Historia Investments Inc., 1,478,497 shares owned by The Victoria Bank (Barbados) Incorporated and 95,000 Common Shares issuable upon the exercise of options exercisable within 60 days to purchase Common Shares issued to Mr. Rémillard. Mr. Rémillard is the controlling shareholder of Historia Investments Inc. and is indirectly the controlling shareholder of The Victoria Bank (Barbados) Incorporated, and is deemed to beneficially own the shares owned by each such entity. Mr. Rémillard disclaims beneficial ownership of the shares owned by The Victoria Bank (Barbados) Incorporated and Historia Investments Inc.

(6)	Consists of 2,275,000 Common Shares owned by GWD Management Inc., and 110,000 Common Shares issuable upon exercise of options exercisable within 60 days to purchase Common Shares issued to Mr. DeGroote. Mr. DeGroote is the controlling shareholder and director of GWD Management Inc.

(7)	Consists of 812,500 Common Shares and 146,250 Common Shares issuable upon the exercise of warrants owned by Lawrence Venture Fund and 125,000 Common Shares and 22,500 Common Shares issuable upon the exercise of warrants owned by Lawrence & Company Inc., which Mr. Lawrence may be deemed to beneficially own, and 35,000 Common Shares issuable upon the exercise of options exercisable within 60 days to purchase Common Shares issued to Mr. Lawrence. Mr. Lawrence disclaims beneficial ownership of the shares owned by Lawrence Venture Fund and Lawrence & Company Inc.

DISSENTING SHAREHOLDERS’ RIGHTS

      Section 185 of the Business Corporations Act (Ontario) is reprinted in its entirety as Annex L to this Proxy Statement. Shareholders may dissent from the Arrangement Resolution. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE PROVISIONS OF SECTION 185 OF THE BUSINESS CORPORATIONS ACT (ONTARIO).

      If you wish to dissent and do so in compliance with Section 185, you will be entitled to be paid the fair value of the shares you hold. Fair value is determined as of the day before the Arrangement is approved by Shareholders.

      If you wish to dissent, you must send written objection to the Arrangement (a “Dissent Notice”) to us not later than 5:00 p.m. (Toronto time) on the business day preceding the Meeting (or any adjournment thereof). It is important that registered holders of Common Shares strictly comply with this requirement, which is different from the statutory dissent provisions under the Business Corporations Act (Ontario) which would permit a Dissent Notice to be provided at or prior to the Meeting. If you vote in favor of the Arrangement, you effectively lose your rights to dissent. If you abstain or vote against the Arrangement, you preserve your dissent rights. However, it is not sufficient to vote against the Arrangement or abstain to exercise your right of dissent. You must also provide a Dissent Notice. If you grant a proxy and intend to dissent, the proxy must instruct the proxyholder to vote against the Arrangement in order to prevent the proxyholder from voting such shares in favor of the Arrangement and thereby voiding your right to dissent. Under the Business Corporations Act (Ontario), you have no right of partial dissent. Accordingly, you may only dissent in respect of all your shares of a class.

      Under Section 185, you may dissent only for shares that are registered in your name. In many cases, people beneficially own shares that are registered either:

•	in the name of an intermediary, such as a bank, trust company, securities dealer, broker, trustee, administrator of self-administered registered retirement savings plans, registered retirement income funds, registered educational savings plans and similar plans and their nominees; or

•	in the name of a clearing agency in which the intermediary participates, such as The Canadian Depositary for Securities Limited or The Depository Trust Company.

      If you want to dissent and your shares are registered in someone else’s name, you must contact your intermediary and either:

•	instruct your intermediary to exercise the dissenter’s rights on your behalf (which, if the shares are registered in the name of a clearing agency, will require that the shares first be re-registered in your intermediary’s name); or

•	instruct your intermediary to re-register the shares in your name, in which case you will have to exercise your dissenter’s rights directly.

      In other words, if your shares are registered in someone else’s name, you will not be able to exercise your dissenter’s rights directly unless the shares are re-registered in your name. We are required to notify each shareholder who has filed a Dissent Notice when and if the Arrangement has been approved. This must be sent within 10 days after Shareholders adopt the Arrangement. We will not send a notice to any Shareholder who voted to approve the Arrangement or who has withdrawn its Dissent Notice.

      Within 20 days after receiving the above notice from us, or if you do not receive such notice, within 20 days after learning that the Arrangement has been adopted, you must send us a written notice (a “Payment Demand”) containing:

•	your name and address;

•	the number and class of shares in which you are exercising your dissent right; and

•	a demand for payment of the fair value of such shares.

      Within 30 days after sending a Payment Demand, you must send to us via our transfer agent, American Stock Transfer & Trust Company at 6201 — 15th Ave., 3rd Floor, Brooklyn, New York 11219, the certificates representing your shares. If you fail to send us a Dissent Notice, a Payment Demand and your share certificates within the appropriate time frame, you forfeit your right to dissent and your right to be paid the fair value of your shares. Our transfer agent will endorse on your share certificates a notice that you are a dissenting shareholder and will return the share certificates to you.

      Once you send a Payment Demand to us, you cease to have any rights as a shareholder. Your only remaining right is the right to be paid the fair value of your shares. Your rights as a shareholder will be reinstated if:

•	you withdraw your Payment Demand before we make you an offer of payment (described below);

•	we fail to make you an offer of payment, as described below, and you withdraw your Payment Demand; or

•	if the directors of the Corporation revoke the Arrangement Resolution.

      Within seven days of the effective date of the Arrangement or the date we receive your Payment Demand, whichever is later, we must send you a written offer to pay for your shares. This offer must include a written offer to pay you an amount considered by the Board of Directors to be the fair value of your shares. The offer must include a statement showing the manner used to determine the fair value. Every offer to pay for shares of the same class must be on the same terms. We must pay you for your shares within 10 days after you accept our offer. Any such offer lapses if we do not receive your acceptance within 30 days after the offer to pay has been made to you.

      If we fail to make an offer to pay for your shares, or if you fail to accept the offer within 50 days after the effective date of the Arrangement, we may apply to a court to fix a fair value for your shares. If we fail to apply to a court, you may apply to a court for the same purpose within a further period of 20 days. You are not required to give security for costs in such a case.

      Upon application to the court, all dissenting shareholders whose shares have not been purchased will be joined as parties and bound by the decision of the court and we will be required to notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel. Upon any such application, the court may determine whether any person is a dissenting shareholder who should be joined as a party. The court will then fix a fair value for the shares of all dissenting shareholders who have not accepted a payment offer from us. The final order of a court will be rendered against us for the amount of the fair value of the shares of all dissenting shareholders. The court may, in its discretion, allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the effective date of the Arrangement until the date of payment.

      THIS IS ONLY A SUMMARY OF THE DISSENTING SHAREHOLDER PROVISIONS OF THE BUSINESS CORPORATIONS ACT (ONTARIO). THEY ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT IF YOU WANT TO AVAIL YOURSELF OF YOUR RIGHTS THAT YOU SEEK YOUR OWN LEGAL ADVICE. FAILURE TO COMPLY STRICTLY WITH THE PROVISIONS OF THE BUSINESS CORPORATIONS ACT (ONTARIO) MAY PREJUDICE YOUR RIGHT OF DISSENT.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR MEETING

      If the Corporation holds its 2004 annual meeting of shareholders on or about on the first anniversary of its 2003 annual meeting, shareholder proposals intended to be presented at the Corporation’s next annual meeting of shareholders must be received by the Corporation on or before September 18, 2004 in order to be considered for inclusion in the Corporation’s proxy statement and form of proxy for that meeting. If the 2004 annual meeting is held on a date more than 30 calendar days from the first anniversary of its 2003 annual meeting, a shareholder proposal must be received by a reasonable time before the Corporation begins to print and mail its proxy solicitation for the 2004 annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.

      The Corporation’s Bylaws provide that any shareholder of record wishing to have a shareholder proposal considered at a meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the Bylaws, to the Corporation at its principal executive office not less than 90 days nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the later of (i) the 10th day after the date of public disclosure of the date of such meeting or (ii) the 90th day prior to the scheduled date of such meeting. Any such proposal should be mailed to: Secretary, Capital Environmental Resource Inc., 1122 International Blvd, Suite 601, Burlington, Ontario L7L 6Z8 Canada.

DISCRETIONARY AUTHORITY TO VOTE PROXY

      Management does not know of any other matters to be considered at the Meeting. If any other matters do properly come before the Meeting, a properly executed proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and the discretionary authority to do so is included in the proxy.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ IVAN R. CAIRNS

Ivan R. Cairns
Executive Vice President, General Counsel and Secretary

APPENDIX 1: GLOSSARY OF TERMS

      The following is a glossary of terms used frequently in this Proxy Statement.

      “Ancillary Rights” means the exchange rights and the voting rights of holders of Exchangeable Shares. The exchange rights are intended to ensure that such holders have the right to receive shares of common stock of Waste Services in the event of a liquidation or insolvency of the Corporation. The voting rights will be represented by one share of Special Voting Stock and will be exercised by the Trustee.

      “Arrangement” means the proposed plan of arrangement pursuant to section 182 of the OBCA involving the Corporation and the Shareholders pursuant to which Waste Services, through Capital Holdings, will become the owner of the common shares of the Corporation.

      “Arrangement Resolution” means the resolution in the form attached hereto as Annex A to approve the Arrangement to be voted on at the Meeting.

      “Base Amount” means a price of US$1,000 per share, which is the price paid by Kelso for Preferred Stock issued to it pursuant to the Waste Services Subscription Agreement dated May 6, 2003.

      “Capital Holdings” means Capital Environmental Holdings Company, a wholly-owned subsidiary of Waste Services.

      “CRA” means the Canada Revenue Agency.

      “Code” means the U.S. Internal Revenue Code of 1986, as amended.

      “Common Shares” means the voting common shares, no par value, in the capital of the Corporation.

      “Corporation” means Capital Environmental Resource Inc. which, upon becoming an indirect wholly-owned subsidiary of Waste Services under the Arrangement, will change its name to “Waste Services (CA) Inc.”.

      “Court” means the Ontario Superior Court of Justice.

      “Deferred Plans” means “registered retirement savings plans”, “registered retirement income funds”, and “deferred profit sharing plans”.

      “Depositary” means American Stock Transfer & Trust Company, the transfer agent for the Common Shares.

      “Dissent Notice” means a written objection to the Arrangement that must be sent to the Corporation not later than 5:00 p.m. (Toronto time) on the business day preceding the Meeting (or any adjournment thereof).

      “Documents” means copies of the Notice of Meeting, the Proxy Statement and a proxy card mailed to Shareholders and Intermediaries.

      “Effective Time” means the time the Arrangement becomes effective.

      “Elected Shares” means the Common Shares held by persons that are not U.S. Persons who elect, in a duly completed Letter of Transmittal and Election Form deposited with the Depositary no later than the Election Deadline, to receive Exchangeable Shares in connection with the Arrangement.

      “Electing Shareholder” means a holder of Common Shares not resident in the United States who elects to receive Exchangeable Shares of the Corporation in the Arrangement through the submission of a Letter of Transmittal and Election Form to the Depositary.

      “Election Deadline” means the deadline by which a holder of Common Shares not resident in the United States must submit to the Depositary a Letter of Transmittal and Election Form properly completed and signed and accompanied by the certificates for the Common Shares to which the Letter of Transmittal and Election Form relates, properly endorsed or otherwise in proper form for transfer, being 5:00 p.m. (Toronto time) on July 23, 2004.

App-1

      “Exchangeable Shares” means the exchangeable shares in the capital of the Corporation, which holders of Common Shares not resident in the United States may elect to receive and which will be substantially the functional and economic equivalent of, and will be exchangeable for, shares of common stock of Waste Services.

      “Interim Order” means an order of the Court dated June 18, 2004 that provides for the calling and holding of the Meeting and other procedural matters relating to the Arrangement. A copy of the Interim Order is included in this Proxy Statement as Annex C.

      “Intermediaries” means clearing agencies, securities dealers, banks and trust companies or their nominees.

      “IRS” means the U.S. Internal Revenue Service.

      “ITA” means the Income Tax Act (Canada).

      “Kelso” means Kelso Investment Associates VI, L.P. and KEP VI, LLC, which are preferred stockholders of Waste Services.

      “Liquidation Event” means an event involving the liquidation, dissolution or winding up of Waste Services or any other distribution of the assets of Waste Services for the purpose of winding-up its affairs and upon which Waste Services will purchase all of the Exchangeable Shares from the holders thereof on the fifth business day prior to the effective date of such event.

      “Meeting” means the special meeting of Shareholders of the Corporation to be held on July 27, 2004 relating to the proposed Arrangement.

      “NASDAQ” means the NASDAQ National Market. The Corporation’s Common Shares are currently listed and quoted on the NASDAQ National Market under the symbol “CERI”. Waste Services intends to have its common stock listed and quoted on the NASDAQ National Market following the Arrangement under the symbol “WSII”.

      “Non-Registered Shareholders” means shareholders whose Common Shares are held by or in the custody of Intermediaries.

      “non-U.S. holder” means any person that is not a U.S. holder.

      “OBCA” means the Business Corporations Act (Ontario), as amended.

      “Options” means outstanding options to acquire Common Shares.

      “Preferred Stock” means the shares of Series A Preferred Stock issued by Waste Services to Kelso pursuant to the Waste Services Subscription Agreement at a price of US$1,000 per share. Under the Waste Services Subscription Agreement, up to 45,000 additional shares of Preferred Stock of Waste Services may be sold to Kelso.

      “Proxy Statement” means this proxy statement of the Corporation dated June 28, 2004, which contains information regarding the matters to be voted on at the Meeting of Shareholders.

      “Record Date” means the date for determining Shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof, which is June 21, 2004.

      “SEC” means the United States Securities and Exchange Commission.

      “Shareholders” means holders of Common Shares.

      “Special Voting Share” means the one share of special voting stock of Waste Services held by the Trustee in order to enable the Trustee to exercise the voting rights and to hold the right to exchange the Exchangeable Shares for shares of common stock of Waste Services, in each case as trustee for and on behalf of such registered holders.

App-2

      “tax proposals” means specific proposals to amend the ITA and regulations thereunder publicly announced by or on behalf of the Canadian Minister of Finance prior to the date of this Proxy Statement.

      “Trustee” means Computershare Trust Company of Canada, a trust company continued under the laws of Canada and authorized to carry on the trust business in each province of Canada, which will hold the Special Voting Share on behalf of the holders of the Elected Shares.

      “U.S. holder” means a beneficial owner of Common Shares that is (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (x) if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons, as described in section 7701(a)(30) of the Code, have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

      “USRPHC” means a U.S. real property holding corporation within the meaning of section 897(c)(2) of the Code.

      “U.S. Securities Act” means the United States Securities Act of 1933, as amended.

      “Warrants” means outstanding warrants to purchase Common Shares.

      “Waste Services” means Waste Services, Inc., a company incorporated under the laws of Delaware that will become the parent company of the Corporation under the Arrangement.

App-3

ANNEX A

ARRANGEMENT RESOLUTION

SPECIAL RESOLUTION OF THE SHAREHOLDERS OF CAPITAL ENVIRONMENTAL RESOURCE INC.

BE IT RESOLVED THAT:

      1. The arrangement (the “Arrangement”) under section 182 of the Business Corporations Act (Ontario) (the “OBCA”) involving Capital Environmental Resource Inc. (the “Corporation”), as more particularly described and set forth in the proxy statement dated June 28, 2004 (the “Proxy Statement”) of the Corporation accompanying the notice of this meeting (as the Arrangement may be modified or amended by the directors of the Corporation) is hereby authorized, approved and adopted.

      2. The plan of arrangement (the “Plan of Arrangement”) involving the Corporation, the full text of which is set out as Schedule C to the Arrangement Agreement made as of June 9, 2004 among Waste Services, Inc., Capital Environmental Holdings Company and the Corporation (the “Arrangement Agreement”), (as the Plan of Arrangement may be modified or amended by the directors of the Corporation) is hereby authorized, approved and adopted.

      3. Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the holders of common shares of the Corporation (“Common Shares”) or that the Arrangement has been approved by the Ontario Superior Court of Justice, the directors of the Corporation are hereby authorized and empowered without further notice to or approval of the holders of Common Shares (i) to amend the Arrangement Agreement or the Plan of Arrangement, to the extent permitted by the Arrangement Agreement, and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

      4. Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute, under the seal of the Corporation or otherwise, and to deliver articles of arrangement and such other documents as are necessary or desirable to the Director under the OBCA in accordance with the Arrangement Agreement for filing.

      5. Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as in such person’s opinion may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.

A-1

ANNEX B

NOTICE OF COURT APPLICATION

Court File No.

ONTARIO

SUPERIOR COURT OF JUSTICE

COMMERCIAL LIST

IN THE MATTER OF Capital Environmental Resource Inc.

AND IN THE MATTER OF an application by Capital Environmental Resource Inc. under the provisions of the Business Corporations Act (Ontario), R.S.O. 1990, c. B. 16, as amended, for an arrangement involving Capital Environmental Resource Inc. and its shareholders.

APPLICATION UNDER the Business Corporations Act (Ontario), R.S.O. 1990, c. B. 16, s. 182.

NOTICE OF APPLICATION

TO THE RESPONDENTS

      A LEGAL PROCEEDING HAS BEEN COMMENCED by the applicant. The claim made by the applicant appears on the following page.

      THIS APPLICATION will come on for a hearing before a judge presiding over the Commercial List at 393 University Avenue, Toronto, on Friday, July 30, 2004.

      IF YOU WISH TO OPPOSE THIS APPLICATION, to receive notice of any step in the application or to be served with any documents in the application, you or an Ontario lawyer acting for you must forthwith prepare a notice of appearance in Form 38A prescribed by the Rules of Civil Procedure, serve it on the applicant’s lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in this court office, and you or your lawyer must appear at the hearing.

      IF YOU WISH TO PRESENT AFFIDAVIT OR OTHER DOCUMENTARY EVIDENCE TO THE COURT OR TO EXAMINE OR CROSS-EXAMINE WITNESSES ON THE APPLICATION, you or your lawyer must, in addition to serving your notice of appearance, serve a copy of the evidence on the applicant’s lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in the court office where the application is to be heard as soon as possible, but not later than 2:00 p.m. on the day before the hearing.

      IF YOU FAIL TO APPEAR AT THE HEARING, JUDGMENT MAY BE GIVEN IN YOUR ABSENCE AND WITHOUT FURTHER NOTICE TO YOU. IF YOU WISH TO OPPOSE THIS APPLICATION BUT ARE UNABLE TO PAY LEGAL FEES, LEGAL AID MAY BE AVAILABLE TO YOU BY CONTACTING A LOCAL LEGAL AID OFFICE.

Issued by:

Local Registrar

June 15, 2004

Address of court office:

393 University Avenue
10th Floor
Toronto, Ontario
M5G 1E6

TO:	All Registered Holders of Common Shares of Capital Environmental Resource Inc.

APPLICATION

      1. The Applicant, Capital Environmental Resource Inc. (“CERI”) makes application for:

(a) an interim order for the advice and direction of the Court in connection with a proposed arrangement (the “Arrangement”);

(b) an order finally approving the Arrangement; and

(c) such further and other relief as this Honourable Court may deem just.

      2. The grounds for the application are:

(a) CERI is a corporation amalgamated under the provisions of the Business Corporations Act, R.S.O. 1990, c.B.16 (the “OBCA”);

(b) CERI proposes to enter into a plan of arrangement with the holders of its common shares, and seeks the direction of this Court with respect to the procedure to be followed in having the Arrangement approved;

(c) all statutory requirements under the OBCA have been fulfilled or will be fulfilled by the return of the within Application;

(d) if made, the order of this Honourable Court will constitute the basis for an exemption from the registration and prospectus requirements under the United States Securities Act of 1933, as amended, with respect to the securities to be issued under the Arrangement;

(e) the Arrangement is fair and reasonable;

(f) Section 182 of the OBCA; and

(g) Rules 38 and 14.05(2) of the Rules of Civil Procedure.

      3. The following documentary evidence will be used at the hearing of the application:

(a) such Interim Order as may be granted by this Honourable Court;

(b) the Affidavit of Ivan R. Cairns and the exhibits thereto;

(c) the further affidavits of the deponents on behalf of the applicant, reporting as to the results of any meetings ordered by the Interim Order of this Honourable Court; and

(d) such further and other material as counsel may advise and this Honourable Court may permit.

      4. The Notice of Application will be sent to all registered holders of common shares of CERI, at their addresses as they appear on the records of CERI on the close of business on June 21, 2004, being the record date established by CERI, including, pursuant to Rules 17.02(n) and 17.02(o) of the Rules of Civil Procedure, the registered shareholders whose addresses are outside of Ontario.

Blake, Cassels & Graydon LLP
Box 25, Commerce Court West
Toronto, Canada
M5L 1A9

R.S.M. Woods, LSUC#30169I
Tel: (416) 863-3876
Fax: (416) 863-2653

Matthew Horner LSUC#47163B
Tel: (416) 863-2356
Fax: (416) 863-2653

Solicitors for the Applicant

June 15, 2004

Court File No:

IN THE MATTER OF Capital Environmental Resource Inc.

AND IN THE MATTER OF an application by Capital Environmental Resource Inc. under the provisions of the Business Corporations Act (Ontario), R.S.O. 1990, c. B. 16, as amended, for an arrangement involving Capital Environmental Resource Inc. and its securityholders

ONTARIO

SUPERIOR COURT OF JUSTICE —
COMMERCIAL LIST

Proceeding commenced at Toronto

NOTICE OF APPLICATION

BLAKE, CASSELS & GRAYDON LLP

Box 25, Commerce Court West
Toronto, Ontario M5L 1A9

R. Seumas M. Woods LSUC #: 30169I

Tel: (416) 863-3876
Fax: (416) 863-2653

Matthew Horner LSUC#: 47163B

Tel: (416) 863-2356
Fax: (416) 863-2653

Solicitors for Capital Environmental

Resource Inc.

ANNEX C

INTERIM ORDER

Court File No. CL-5452

ONTARIO

SUPERIOR COURT OF JUSTICE

COMMERCIAL LIST

THE HONOURABLE	FRIDAY, THE 18TH DAY
MADAM JUSTICE HOY	OF JUNE, 2004

IN THE MATTER OF Capital Environmental Resource Inc.

AND IN THE MATTER OF an application by Capital Environmental Resource Inc. under the provisions of the Business Corporations Act (Ontario), R.S.O. 1990, c. B. 16, as amended, for an arrangement involving Capital Environmental Resource Inc. and its shareholders

APPLICATION UNDER the Business Corporations Act (Ontario), R.S.O. 1990, c. B. 16, s. 182.

INTERIM ORDER

      THIS MOTION, made by the applicant Capital Environmental Resource Inc. (“CERI”) for the advice and direction of the Court in connection with an arrangement under section 182 of the Business Corporations Act, R.S.O. 1990, c.B.16, as amended (the “OBCA”), was heard this day at 393 University Avenue, Toronto, Ontario.

      ON READING the Notice of Application dated June 15, 2004, the Notice of Motion dated June 16, 2004, the affidavit of Ivan R. Cairns sworn June 15, 2004 (the “Affidavit”), filed, and the Exhibits thereto, which include as Exhibit “A”, a copy of the form of proxy statement (the “Proxy Statement”), and on hearing the submissions of counsel for CERI.

CERI Special Meeting

      1. THIS COURT ORDERS that CERI call, hold and conduct a special meeting (the “Special Meeting”) of the holders of common shares in the capital of CERI (the “CERI Common Shares”) to consider and, if deemed advisable, to pass, with or without variation, inter alia, a special resolution (the “Arrangement Resolution”) approving a plan of arrangement (the “Arrangement”) substantially in the form annexed to the Proxy Statement.

      2. THIS COURT ORDERS that CERI, it if deems advisable, is specifically authorized to adjourn or postpone the Special Meeting on one or more occasions, without the necessity of a further order of the Court or first convening the Special Meeting or first obtaining any vote of the holders of CERI Common Shares respecting the adjournment or postponement.

Notice of Special Meeting

      3. THIS COURT ORDERS that the notice of special meeting (the “Notice of Special Meeting”), the Proxy Statement, including, as appendices, the Notice of Application herein and this Interim Order, in substantially the same form as contained in Exhibit “B” to the Affidavit, with such amendments thereto as counsel for CERI may advise are necessary or desirable, provided that such amendments are not inconsistent with the terms of this Order, and the appropriate form of proxy (the “Form of Proxy”) (the Notice of Special Meeting, Proxy Statement and Form of Proxy collectively referred to as the “Meeting Materials”), shall be distributed to the holders of the CERI Common Shares as of the close of business on June 21, 2004 (the “Record Date”) and to CERI’s directors and auditors, by delivering the same by one of the following methods to such persons in accordance with the OBCA and the by-laws of CERI at least ten (10) days but not more than fifty (50) days prior to the date of the Special Meeting, excluding the date of delivery and excluding the date of the Special Meeting:

(a) in the case of registered holders of CERI Common Shares by ordinary prepaid mail, courier or delivery in person to each such holder at his, her or its address as shown on the books or records of CERI or its registrar and transfer agent;

(b) in the case of non-registered holders of CERI Common Shares, by providing an adequate number of copies of the Meeting Materials to intermediaries and registered nominees to facilitate the distribution of these materials to beneficial holders of CERI Common Shares;

(c) in the case of the directors of CERI, by courier or delivery in person, addressed to the individual directors; and

(d) in the case of the auditors of CERI, by courier or delivery in person, addressed to the firm of auditors.

      4. THIS COURT ORDERS that the accidental omission or delay in giving notice of the Special Meeting or the non-receipt by any person of such notice shall not invalidate any resolution passed or proceedings taken at the Special Meeting and shall not constitute a breach of this Order.

      5. THIS COURT ORDERS that (i) CERI is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for the purpose, and by mail or such other forms of personal or electronic communication as it may determine, (ii) CERI is authorized to use the Form of Proxy, in substantially the same form attached as Exhibit “C” to the Affidavit, subject to CERI’s ability to insert dates and other relevant information in the final Form of Proxy, (iii) the procedure for the use of proxies at the Special Meeting shall be as set out in the Proxy Statement, and (iv) CERI may in its discretion waive generally the time limits for the deposit of proxies if CERI deems it advisable to do so.

Conduct of Special Meeting

      6. THIS COURT ORDERS that the Special Meeting shall be called, held and conducted in accordance with the OBCA and CERI’s articles and by-laws, subject to the terms of this Order and to such modifications as may be adopted at the Special Meeting.

      7. THIS COURT ORDERS that the quorum required at the Special Meeting shall be the holders of not less than 1/3 of the shares entitled to vote at the Special Meeting, whether present in person or represented by proxy.

      8. THIS COURT ORDERS that the only persons entitled to attend and speak at the Meeting shall be the holders of CERI Common Shares and their authorized representatives, together with CERI’s officers, directors, auditors, advisors and counsel, and such other persons with the permission of the chair of the Special Meeting.

      9. THIS COURT ORDERS that the only persons entitled to vote on the Arrangement Resolution shall be the registered holders of CERI Common Shares on the Record Date, subject to the provisions of the OBCA with respect to persons who become registered holders of such securities after that date.

      10. THIS COURT ORDERS that the chair of the Special Meeting shall be any officer or director of CERI who shall be appointed by the Board of Directors of CERI for that purpose.

      11. THIS COURT ORDERS that the holders of CERI Common Shares shall vote at the Special Meeting on the Arrangement Resolution, and the vote shall be taken at the Special Meeting on the basis of one vote for each CERI Common Share.

      12. THIS COURT ORDERS that the vote required to pass the Arrangement Resolution shall be the affirmative vote of at least 2/3 of the votes cast by the registered holders of the CERI Common Shares who voted in person or by proxy, in respect of the resolution at the Special Meeting.

Right to Dissent

      13. THIS COURT ORDERS that the registered holders of CERI Common Shares shall be permitted to dissent from the Arrangement Resolution pursuant to section 185 of the OBCA and the terms of the Arrangement and to seek fair value for all of their CERI Common Shares from CERI (such value being determined as set out in the OBCA), so long as they provide to the corporate secretary of CERI c/o 1122 International Blvd., Suite 601, Burlington, Ontario, L7L 6Z8, written objection to the Arrangement Resolution by 5:00 p.m. (Toronto time) on the business day preceding the Special Meeting (or any adjournment or postponement thereof) and otherwise strictly comply with the requirements of section 185 of the OBCA and the Arrangement.

Final Approval

      14. THIS COURT ORDERS that, upon approval of Arrangement Resolution at the Special Meeting in the manner described herein, CERI may apply to this Honourable Court for approval of the Arrangement, which application shall be heard on Friday, the 30th day of July, 2004 at 10:00 a.m. at 393 University Avenue, Toronto, Ontario.

      15. THIS COURT ORDERS that the mailing, transmission, delivery or distribution of the Notice of Application and the Meeting Materials referred to in paragraph 3 above shall constitute good and sufficient service in respect of the Notice of Application herein and the Meeting Materials upon all persons entitled to receive notice pursuant to this Order and no other form of service need be made and no other material need be served in respect of these proceedings and service of the Affidavit is dispensed with.

      16. THIS COURT ORDERS that any holder of CERI Common Shares or other interested party wishing to appear and make submissions at the hearing on Friday, July 30, 2004 is required to file with this Court, and serve upon CERI on or before Friday, July 23, 2004 a Notice of Appearance, including that person’s address for service, together with any evidence or material upon which such person intends to rely and indicating whether or not it intends to support or oppose the application or make submissions. Service of such notice shall be effected by delivery to the solicitors for CERI at Blake, Cassels & Graydon LLP, Commerce Court West, Box 25, 199 Bay Street, Toronto, Ontario, M5L 1A9, Attention: R.S.M. Woods.

      17. THIS COURT ORDERS that in the event that the hearing of this application on July 30, 2004 for final approval of the Arrangement is adjourned, only those parties having previously served and filed a Notice of Appearance shall have notice of the adjourned date.

Variation of Order

      18. THIS COURT ORDERS that CERI shall be entitled to seek leave to vary this Order upon such terms and the giving of such notice as this Court may direct.

“P McKinnon”

Registrar

IN THE MATTER OF Capital Environmental Resource Inc.

AND IN THE MATTER OF an application by Capital Environmental Resource Inc. under the provisions of the Business Corporations Act (Ontario), R.S.O. 1990, c. B. 16, as amended, for an arrangement involving Capital Environmental Resource Inc. and its securityholders

ONTARIO

SUPERIOR COURT OF JUSTICE — COMMERCIAL LIST

Proceeding commenced at Toronto

INTERIM ORDER

BLAKE, CASSELS & GRAYDON LLP

Box 25, Commerce Court West
Toronto, Ontario M5L 1A9

R. Seumas M. Woods LSUC #: 30169I

Tel: (416) 863-3876
Fax: (416) 863-2653

Matthew Horner LSUC#: 47163B

Tel: (416) 863-2356
Fax: (416) 863-2653

Solicitors for Capital Environmental

Resource Inc.

ANNEX D

ARRANGEMENT AGREEMENT

ARRANGEMENT AGREEMENT

      MEMORANDUM OF AGREEMENT made the 9th day of June, 2004, AMONG:

WASTE SERVICES, INC., a corporation existing under the laws of the State of Delaware (hereinafter referred to as “WSI”)

-and -

CAPITAL ENVIRONMENTAL HOLDINGS COMPANY, an unlimited liability company existing under the laws of the Province of Nova Scotia (hereinafter referred to as “Capital Holdings”)

-and -

CAPITAL ENVIRONMENTAL RESOURCE INC., a corporation existing under the laws of the Province of Ontario (hereinafter referred to as “CERI”)

      THIS AGREEMENT WITNESSES THAT in consideration of the respective covenants and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

ARTICLE 1

INTERPRETATION

1.1     Definitions

      In this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following meanings, respectively:

“1933 Act” means the United States Securities Act of 1933, as amended;

“1934 Act” means the United States Securities Exchange Act of 1934, as amended;

“affiliate” of any person means any other person directly or indirectly controlled by, or under control of, that person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control of”), as applied to any person, means the possession by another person of the power to direct or cause the direction of the management and policies of that first mentioned person through the direct or indirect ownership of over 50% of the voting securities;

“Agreement” means this agreement, including any Schedules to this agreement, as it may be amended or supplemented from time to time in accordance with the provisions hereof;

“Appropriate Regulatory Approvals” means those sanctions, rulings, consents, orders, exemptions, permits and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Entities as set out in Schedule A hereto, excluding for greater certainty the Interim Order and the Final Order;

“Arrangement” means the arrangement under section 182 of the OBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 6.1 hereof or Article 6 of the Plan of Arrangement or made at the direction of the Court;

“Arrangement Agreements” means collectively this Agreement, the Support Agreement and the Voting and Exchange Trust Agreement;

“Arrangement Resolution” means the special resolution of CERI Shareholders, to be substantially in the form and content of Schedule B annexed hereto;

“Articles of Arrangement” means the articles of arrangement of CERI in respect of the Arrangement that are required by the OBCA to be sent to the Director after the Final Order is made;

“Business Day” means any day on which commercial banks are generally open for business in New York, New York and Toronto, Ontario, other than a Saturday, a Sunday or a day observed as a statutory holiday in New York, New York under the laws of the State of New York or the federal laws of the United States of America or in Toronto, Ontario under the laws of the Province of Ontario or the federal laws of Canada;

“CERI Common Shares” means the issued and outstanding voting common shares in the capital of CERI;

“CERI Meeting” means the special meeting of CERI Shareholders, including any adjournment thereof, to be called and held in accordance with the Interim Order to consider, among other things, the Arrangement;

“CERI Options” means the options to purchase CERI Common Shares granted under the CERI Stock Option Plan and options to purchase CERI Common Shares granted to non-employees outstanding and unexercised on the Effective Date;

“CERI Preferred Shares” means the preferred shares in the capital of CERI;

“CERI Shareholders” means the holders of CERI Common Shares;

“CERI Stock Option Plan” means, collectively, the 1997 Stock Option Plan and the 1999 Stock Option Plan approved by the board of directors of CERI, each as amended or replaced from time to time;

“CERI Warrants” means the warrants exercisable for CERI Common Shares outstanding and unexercised on the Effective Date;

“Certificate” means the certificate of arrangement giving effect to the Arrangement, issued pursuant to subsection 183(2) of the OBCA after the Articles of Arrangement have been filed;

“Court” means the Ontario Superior Court of Justice;

“Depositary” means American Stock Transfer & Trust Company at its offices set out in the Letter of Transmittal and Election Form;

“Director” means the Director appointed pursuant to section 278 of the OBCA;

“Dissent Rights” means the rights of dissent in respect of the Arrangement described in section 3.1 of the Plan of Arrangement;

“Dissenting Shareholder” has the meaning ascribed thereto in section 1.1 of the Plan of Arrangement;

“Drop Dead Date” means August 31, 2004, or such later date as may be mutually agreed to by the parties hereto;

“Elected Shares” means the CERI Common Shares held by persons that are not U.S. Persons who elect, in a duly completed Letter of Transmittal and Election Form deposited with the Depositary no later than the election deadline, to receive Exchangeable Shares in connection with the Arrangement;

“Effective Date” means the date shown on the Certificate, provided that such date occurs on or prior to the Drop Dead Date;

“Effective Time” means 12:01 a.m. on the Effective Date;

“Exchangeable Shares” means the exchangeable shares in the capital of CERI;

“Final Order” means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed;

“Form S-3” has the meaning ascribed thereto in Section 2.6 hereof;

“Form S-8” has the meaning ascribed thereto in Section 2.6 hereof;

“Governmental Entity” means any (a) multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) any subdivision, agent, commission, board or authority of any of the foregoing, (c) any regulatory agency or self-regulatory authority (including the OSC, the QSC, the NASDAQ and the SEC), or (d) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

“holders” means, when used with reference to CERI Common Shares, Exchangeable Shares, CERI Warrants or CERI Options, the holders thereof shown from time to time in the register maintained by or on behalf of CERI in respect of such securities;

“including” means including without limitation;

“Interim Order” means the interim order of the Court, as the same may be amended, in respect of the Arrangement;

“ITA” means the Income Tax Act (Canada), as amended;

“Laws” means all statutes, regulations, statutory rules, orders and terms and conditions of any grant of approval, permission, authority or licence of any court, Governmental Entity, and the term “applicable” with respect to such Laws and in the context that refers to one or more Persons, means that such Laws apply to such Person or Persons or its or their business, undertaking, property or securities and emanate from a Governmental Entity having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities;

“Letter of Transmittal and Election Form” means the letter of transmittal and election form for use by holders of CERI Common Shares, in the form accompanying the Proxy Statement;

“Material Adverse Effect” when used in connection with a person, means any effect that is, or could reasonably be expected to be, material and adverse to the condition (financial or otherwise), properties, assets, liabilities, obligations (whether absolute, accrued, conditional or otherwise), businesses, operations, results of operations or prospects of that Person;

“material fact” shall have the meaning ascribed thereto under the Securities Act;

“NASDAQ” means the NASDAQ National Market;

“OBCA” means the Business Corporations Act (Ontario), as amended;

“OSC” means the Ontario Securities Commission;

“Person” includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

“Plan of Arrangement” means the plan of arrangement substantially in the form and content of Schedule C annexed hereto and any amendments or variations thereto made in accordance with Section 6.1 hereof or Article 6 of the Plan of Arrangement or made at the direction of the Court;

“Proxy Statement” means the notice of the CERI Meeting and accompanying proxy statement, including all schedules and exhibits thereto, to be sent to CERI Shareholders in connection with the CERI Meeting;

“QSC” means the Québec Securities Commission;

“SEC” means the United States Securities and Exchange Commission;

“Securities Act” means the Securities Act (Ontario) and the rules, regulations and policies made thereunder, as now in effect and as they may be amended from time to time prior to the Effective Date;

“Support Agreement” means an agreement to be made among CERI, WSI and Capital Holdings substantially in the form and content of Schedule D annexed hereto, with such changes thereto as the parties hereto, acting reasonably, may agree;

“Trustee” means the trustee to be chosen by WSI and CERI, acting reasonably, to act as trustee under the Voting and Exchange Trust Agreement, being a corporation existing under the laws of Canada or any province therein and authorized to carry on the business of a trust company in Canada, and any successor trustee appointed under the Voting and Exchange Trust Agreement;

“U.S. Code” means the Internal Revenue Code of 1986, as amended through the date hereof;

“U.S. Dollar Equivalent” means in respect of an amount expressed in currency other than U.S. dollars (the “Foreign Currency Amount”) at any date, the product obtained by multiplying:

(a) the Foreign Currency Amount by,

(b) the noon spot exchange rate on such date for such foreign currency expressed in U.S. dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in U.S. dollars as may be deemed by the board of directors of WSI to be appropriate for such purpose;

“U.S. Person” means any person or entity that is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust that (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person;

“U.S. Treasury Regulation” means the Treasury Regulations promulgated by the U.S. Department of Treasury with respect to the U.S. Code;

“Voting and Exchange Trust Agreement” means an agreement to be made among WSI, CERI and the Trustee in connection with the Plan of Arrangement substantially in the form and content of Schedule E annexed hereto, with such changes thereto as the parties hereto, acting reasonably, may agree;

“WSI Common Shares” means voting shares in the common stock of WSI; and

“WSI Special Voting Share” means the share in the special voting stock of WSI to be issued in its own series, which entitles the holder of record to a number of votes at meetings of holders of WSI Common Shares equal to the number of Exchangeable Shares outstanding from time to time (other than Exchangeable Shares held by WSI and its affiliates), which share is to be issued to, deposited with, and voted by, the Trustee as described in the Voting and Exchange Trust Agreement.

      1.2     Interpretation Not Affected by Headings, etc.

      The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Agreement. The terms “this Agreement”, “hereof”, “herein” and “hereunder” and similar expressions refer to this Agreement (including the Schedules hereto) and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

      1.3     Dates, Currency, Number, etc.

      In the event that any date on which any action is required to be taken hereunder by any of the parties hereto is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day. Unless otherwise specifically indicated, all sums of money referred to in this Agreement are expressed in lawful money of Canada. Unless the context otherwise requires, words importing the singular shall include the plural and vice versa and words importing any gender shall include all genders.

      1.4     Entire Agreement

      This Agreement and the agreements and other documents herein referred to constitute the entire agreement between the parties hereto pertaining to the terms of the Arrangement and supersede all other prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties hereto with respect to the terms of the Arrangement.

      1.5     Schedules

      The following Schedules are annexed to this Agreement and are hereby incorporated by reference into this Agreement and form part hereof:

Schedule A — Appropriate Regulatory Approvals
Schedule B — Arrangement Resolution
Schedule C — Plan of Arrangement
Schedule D — Support Agreement
Schedule E — Voting and Exchange Trust Agreement
Schedule F — CERI Disclosure
Schedule G — WSI and Capital Holdings Disclosure

ARTICLE 2

THE ARRANGEMENT

      2.1     Implementation Steps by CERI

      CERI covenants in favour of WSI that CERI shall:

(a) as soon as reasonably practicable, apply in a manner acceptable to WSI, acting reasonably, under section 182 of the OBCA for the Interim Order, and thereafter proceed with and diligently seek the Interim Order;

(b) subject to Section 2.5, convene and hold the CERI Meeting for the purpose of considering the Arrangement Resolution (and for any other proper purpose as may be set out in the notice for such meeting);

(c) subject to obtaining the approvals as are required by the Interim Order, proceed with and diligently pursue the application to the Court for the Final Order;

(d) subject to obtaining the Final Order and the satisfaction or waiver of the other conditions herein contained in favour of each party, send to the Director, for endorsement and filing by the

Director, the Articles of Arrangement and such other documents as may be required in connection therewith under the OBCA to give effect to the Arrangement; and

(e) subject to obtaining the Final Order and the satisfaction or waiver of the other conditions herein contained in favour of each party, execute and deliver the Support Agreement and the Voting and Exchange Trust Agreement.

      2.2     Implementation Steps by WSI and Capital Holding

      Each of WSI and Capital Holdings covenants in favour of CERI that, on or prior to the Effective Date and subject to the satisfaction or waiver of the other conditions herein contained in favour of each such party:

(a) WSI and Capital Holdings shall execute and deliver the Support Agreement;

(b) WSI shall execute and deliver the Voting and Exchange Trust Agreement; and

(c) WSI shall issue to the Trustee the WSI Special Voting Share.

      2.3     Interim Order

      The notice of motion for the application to obtain the Interim Order shall request that the Interim Order provide:

(a) that the class of Persons to whom notice is to be provided in respect of the Arrangement and the CERI Meeting shall be the CERI Shareholders and the manner in which such notice is to be provided;

(b) that the requisite approval for the Arrangement Resolution shall be two-thirds of all of the votes cast on the Arrangement Resolution by CERI Shareholders present in person or by proxy at the CERI Meeting and, in that regard, each holder of CERI Common Shares is entitled to one vote for each CERI Common Share held;

(c) that, in all other respects, the terms, restrictions and conditions of the by-laws and articles of CERI, including quorum requirements and all other matters, shall apply in respect of the CERI Meeting; and

(d) for the grant of the Dissent Rights.

      2.4     Articles of Arrangement

      The Articles of Arrangement shall, with such other matters as are necessary to effect the Arrangement, and all as subject to the provisions of the Plan of Arrangement, provide substantially that the following shall occur and shall be deemed to occur in the following order (except that (c), (d), (e) and (f) shall be deemed to have occurred simultaneously) without any further act or formality:

(a) the articles of CERI will be amended to (i) create, as a class of shares in the capital of CERI, an unlimited number of Exchangeable Shares and (ii) change the name of CERI to “Waste Services (CA) Inc.”;

(b) Capital Holdings will purchase at fair market value from WSI the WSI Common Shares required to effect the exchange in paragraph (c), and in consideration therefor will assume any debt owing by WSI to CERI and will issue and deliver to WSI one common share in the capital of Capital Holdings for each such WSI Common Share so purchased and WSI will be recorded as the holder of such common shares of Capital Holdings and be deemed the legal and beneficial owner thereof;

(c) each CERI Common Share (other than Elected Shares and CERI Common Shares held by (i) Dissenting Shareholders who are ultimately entitled to be paid the fair value of the CERI Common Shares held by them, and (ii) WSI) will be transferred, without any further act or formality, by the holder thereof to Capital Holdings in exchange for one fully paid and non-assessable

WSI Common Share, free and clear of all liens, claims and encumbrances, and the name of each such holder will be removed from the register of holders of CERI Common Shares and subject to complying with the procedure for obtaining WSI Common Shares, added to the register of holders of WSI Common Shares, and Capital Holdings will be recorded as the registered holder of such CERI Common Shares so transferred and will be deemed to be the legal and beneficial owner thereof;

(d) each CERI Common Share that is an Elected Share will be converted into one fully paid and non-assessable Exchangeable Share, and the name of each such holder will be removed from the register of holders of CERI Common Shares and added to the register of holders of Exchangeable Shares;

(e) WSI, CERI and the Trustee will enter into the Voting and Exchange Trust Agreement and WSI will issue to and deposit with the Trustee the WSI Special Voting Share, in consideration of the payment to WSI by CERI on behalf of the holders of the Elected Shares of US$1.00, to be thereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement;

(f) each WSI Common Share held by CERI will be redeemed at a price of US$1.00 per share;

(g) each CERI Option outstanding at the Effective Time will continue to be an obligation of CERI; however, pursuant to the terms of the CERI Option, it shall permit the holder to purchase a number of WSI Common Shares equal to the number of CERI Common Shares that may be purchased if such CERI Option were exercisable and exercised immediately prior to the Effective Time. Each CERI Option shall continue to provide for an exercise price per WSI Common Share equal to the exercise price per CERI Common Share of such CERI Option immediately prior to the Effective Time. The term to expiry, conditions to and manner of exercising, vesting schedule and all other terms and conditions of such CERI Option will otherwise be unchanged, and any document or agreement previously evidencing a CERI Option shall thereafter continue to evidence and be deemed to evidence such CERI Option; and

(h) each CERI Warrant outstanding at the Effective Time will continue to be an obligation of CERI; however, pursuant to the terms of the CERI Warrant, it shall permit the holder to purchase a number of WSI Common Shares equal to the number of CERI Common Shares that may be purchased if such CERI Warrant were exercisable and exercised immediately prior to the Effective Time. Each CERI Warrant shall continue to provide for an exercise price per WSI Common Share equal to the exercise price per CERI Common Share of such CERI Warrant immediately prior to the Effective Time. The term to expiry, conditions to and manner of exercising, vesting schedule and all other terms and conditions of such CERI Warrant will otherwise be unchanged, and any document or agreement previously evidencing a CERI Warrant shall thereafter continue to evidence and be deemed to evidence such CERI Warrant.

      2.5     Proxy Statement

      As promptly as practicable after the execution and delivery of this Agreement, CERI shall prepare the Proxy Statement together with any other documents required by applicable Laws in connection with the Arrangement, and as promptly as practicable after the execution and delivery of this Agreement, CERI shall cause the Proxy Statement and other documentation required in connection with the CERI Meeting to be sent to each CERI Shareholder and filed as required by the Interim Order and applicable Laws.

      2.6     Securities Law Compliance

      (a) CERI shall use all reasonable efforts to obtain all orders required from the applicable securities authorities to permit the issuance and first resale of (a) the Exchangeable Shares and the WSI Common Shares issued pursuant to the Arrangement, (b) the WSI Common Shares issued upon exchange of the Exchangeable Shares from time to time and (c) the WSI Common Shares issued from time to time upon the exercise of the CERI Options and the CERI Warrants, in each case without qualification with or approval of or the filing of any prospectus or similar document, or the taking of any proceeding with, or the obtaining of any further order, ruling or consent from, any Governmental Entity under any applicable securities Laws or pursuant to the rules and regulations of any regulatory authority administering such Laws, or the fulfillment of any other legal requirement in any such jurisdiction (other than, with respect to such first resales, any restrictions on transfer).

      (b) As promptly as practicable after the date hereof, WSI shall file a registration statement on Form S-3 (or other applicable form) (the “Form S-3”) in order to register under the 1933 Act the WSI Common Shares to be issued from time to time after the Effective Time upon exchange of the Exchangeable Shares and upon exercise of the CERI Warrants and shall use its reasonable efforts to cause the Form S-3 to become effective and to maintain the effectiveness of such registration for the period that such Exchangeable Shares remain outstanding.

      (c) As promptly as practicable after the date hereof, WSI shall file a registration statement on Form S-8 (or other applicable form) (the “Form S-8”) in order to register under the 1933 Act those WSI Common Shares to be issued from time to time after the Effective Time upon the exercise of the CERI Options.

      2.7     Preparation of Filings

      (a) CERI shall ensure that the Proxy Statement complies with all applicable Laws and, without limiting the generality of the foregoing, that the Proxy Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made. Without limiting the generality of the foregoing, CERI shall ensure that the Proxy Statement provides CERI Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the CERI Meeting and WSI shall provide all information regarding it necessary to do so.

      (b) WSI shall ensure that the Form S-3 and Form S-8 (or other applicable forms filed pursuant to Section 2.6) comply with all applicable Laws and, without limiting the generality of the foregoing, that such documents, and any documents incorporated by reference therein, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made and CERI shall provide all information regarding it necessary to do so.

      2.8     U.S. Federal Income Tax Considerations

      (a) The Arrangement is intended to qualify as a “reorganization” within the meaning of section 368(a)(1)(B) of the U.S. Code, and this Agreement is intended to constitute a “plan of reorganization” within the meaning of Treasury Regulation section 1.368-2(g).

      (b) Neither CERI, WSI nor Capital Holdings shall take any action that is inconsistent with the treatment of the Arrangement as a “reorganization” or the treatment of this Agreement as a “plan of reorganization.”

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

      3.1     Representations and Warranties of CERI

      CERI represents and warrants to and in favour of each of WSI and Capital Holdings as follows and acknowledges that each of WSI and Capital Holdings is relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

(a) Organization. CERI has been duly incorporated or formed under all applicable Laws, is validly subsisting and has full corporate or legal power and authority to own its properties and conduct its business as currently owned and conducted.

(b) Capitalization. The authorized capital of CERI consists of an unlimited number of CERI Common Shares and an unlimited number of CERI Preferred Shares issuable in series, of which, as at May 31, 2004, 95,383,778 CERI Common Shares were issued and outstanding as fully paid and non-assessable shares and have been offered, issued, sold and delivered in compliance in all material respects with applicable securities Laws in the United States and Canada and no other shares of any series or class are issued and outstanding. Except as required pursuant to the Arrangement or as set out in Schedule F, there are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments (contingent or otherwise) obligating CERI to issue or sell any shares or securities or obligations of any kind convertible into or exchangeable for any shares and there are no outstanding contractual obligations of CERI to repurchase, redeem or otherwise acquire any of its outstanding securities.

(c) Authority, Authorization and No Violation.

(i) CERI has the requisite corporate power and authority to enter into the Arrangement Agreements and to perform its obligations thereunder. The execution and delivery of the Arrangement Agreements by CERI and the consummation by CERI of the transactions contemplated by the Arrangement Agreements have been duly authorized by its board of directors and no other corporate proceedings on its part are necessary to authorize the Arrangement Agreements or the transactions contemplated thereby other than, with respect to the completion of the Arrangement, the approval of the CERI Shareholders.

(ii) This Agreement has been duly executed and delivered by CERI and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other applicable Laws affecting creditors’ rights generally, and to general principles of equity. Each of the Support Agreement and the Voting and Exchange Trust Agreement will be duly executed and delivered by CERI and, when so executed and delivered, will constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other applicable Laws affecting creditors’ rights generally, and to general principles of equity.

(iii) The board of directors of CERI has (A) determined that the Arrangement is in the best interests of CERI and (B) determined to recommend that the CERI Shareholders vote in favour of the Arrangement.

(iv) The approval of the Arrangement Agreements, the execution and delivery by CERI of the Arrangement Agreements and the performance by it of its obligations thereunder and the completion of the Arrangement and the transactions contemplated thereby will not result in a violation or breach of any provision of its certificate of incorporation, articles, by-laws or other charter documents.

(v) No consent, approval, order or authorization of, or declaration or filing with, any Governmental Entity is required to be obtained by CERI in connection with the execution and delivery of this Agreement or the consummation by CERI of the transactions contemplated hereby other than (A) any approvals required by the Interim Order, (B) the Final Order, (C) filings with the Director under the OBCA, (D) the Appropriate Regulatory Approvals relating to CERI, (E) any approval required in connection with the amendment of the articles of CERI to change CERI’s name to “Waste Services (CA) Inc.” or to create the Exchangeable Shares and (F) any other consents, approvals, orders, authorizations, declarations or filings of or with a Governmental Entity which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect on CERI.

(d) Exchangeable Shares. The Exchangeable Shares to be issued in connection with the Arrangement will be duly and validly issued by CERI on the Effective Date as fully paid and non-assessable shares.

(e) Common Shares. The CERI Common Shares to be transferred to Capital Holdings in connection with the Arrangement will be duly and validly transferred on the books and records of CERI on their date of transfer and shall be fully paid and non-assessable shares.

      3.2     Representations and Warranties of WSI and Capital Holdings

      WSI and Capital Holdings jointly and severally represent and warrant to and in favour of CERI as follows and acknowledge that CERI is relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

(a) Organization. Each of WSI and Capital Holdings has been duly incorporated or formed under all applicable Laws, is validly subsisting and has full corporate or legal power and authority to own its properties and conduct its business as currently owned and conducted.

(b) Capitalization. The authorized capital of WSI consists of 500,000,000 WSI Common Shares and 5,000,000 shares of preferred stock, issuable in series (100,000 of which have been designated as Series A Preferred Stock), of which, as at May 31, 2004, one WSI Common Share and 55,000 shares of Series A Preferred Stock were issued and outstanding as fully paid and non-assessable shares and have been offered, issued, sold and delivered in compliance in all material respects with applicable securities Laws in the United States and Canada and no other shares of any series or class are issued and outstanding.

The authorized capital of Capital Holdings consists of 10,000,000 common shares and 10,000,000 preferred shares, issuable in series, of which, as at May 31, 2004, 100 common shares were issued and outstanding as a fully paid and non-assessable shares and have been offered, issued, sold and delivered in compliance in all material respects with applicable securities Laws in the United States and Canada and no other shares of any series or class are issued and outstanding.

Except as required pursuant to the Arrangement or as set out in Schedule G, there are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments (contingent or otherwise) obligating either WSI or Capital Holdings to issue or sell any shares or securities or obligations of any kind convertible into or exchangeable for any shares in the capital of either WSI or Capital Holdings and there are no outstanding contractual obligations of WSI or Capital Holdings to repurchase, redeem or otherwise acquire any of its respective outstanding securities.

(c) Authority, Authorization and No Violation.

(i) Each of WSI and Capital Holdings has the requisite corporate power and authority to enter into the Arrangement Agreements to which it is a party and to perform its respective obligations thereunder. The execution and delivery of the Arrangement Agreements to which it is a party by each of WSI and Capital Holdings and the consummation by each of WSI and Capital Holdings of the transactions contemplated by the Arrangement Agreements to which it is a party have been duly authorized by its respective board of directors and no other corporate proceedings on its part are necessary to authorize the Arrangement Agreements to which it is a party or the transactions contemplated thereby.

(ii) This Agreement has been duly executed and delivered by each of WSI and Capital Holdings and constitutes a legal, valid and binding obligation, enforceable against each of WSI and Capital Holdings in accordance with its terms, subject to bankruptcy, insolvency and other applicable Laws affecting creditors’ rights generally, and to general principles of equity. Each of the Support Agreement and the Voting and Exchange Trust Agreement will be duly executed and delivered by WSI and, when so executed and delivered, will constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other applicable Laws affecting creditors’ rights generally, and to general principles of equity. The Support Agreement will be duly executed and delivered by Capital Holdings and, when so executed and delivered, will constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other applicable Laws affecting creditors’ rights generally, and to general principles of equity.

(iii) The approval by each of WSI and Capital Holdings of the Arrangement Agreements to which it is a party, the execution and delivery by each of WSI and Capital Holdings of the Arrangement Agreements to which it is a party and the performance by each of WSI and Capital Holdings of its obligations thereunder and the completion of the Arrangement and the transactions contemplated thereby will not result in a violation or breach of any provision of the certificate of incorporation, articles, by-laws or other charter documents of either WSI or Capital Holdings.

(iv) No consent, approval, order or authorization of, or declaration or filing with, any Governmental Entity is required to be obtained by either WSI or Capital Holdings in connection with the execution and delivery of the Arrangement Agreements or the consummation by either WSI or Capital Holdings of the transactions contemplated thereby other than (A) the Appropriate Regulatory Approvals relating to WSI and Capital Holdings, respectively, (B) any filings required in connection with the creation and issue of the WSI Special Voting Share and (C) any other consents, approvals, orders, authorizations, declarations or filings of or with a Governmental Entity which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect on WSI or Capital Holdings.

(d) WSI Securities. The WSI Common Shares to be issued pursuant to the Arrangement or upon the exchange from time to time of the Exchangeable Shares or upon the exercise from time to time of the CERI Options or the CERI Warrants will, in all cases, be duly and validly issued by WSI on their respective dates of issue as fully paid and non-assessable shares.

(e) Capital Holdings Common Shares. The common shares in the capital of Capital Holdings to be issued pursuant to the Arrangement or upon the exchange from time to time of the Exchangeable Shares will, in all cases, be duly and validly issued by Capital Holdings on their respective dates of issue as fully paid and non-assessable shares.

      3.3     Survival

      The representations and warranties of CERI, WSI and Capital Holdings contained herein shall survive the execution and delivery of this Agreement and shall terminate on the earlier of the termination of this Agreement in accordance with its terms and the Effective Time.

ARTICLE 4

COVENANTS

      4.1     Covenants of CERI

      (a) CERI covenants and agrees that, until the Effective Date or the earlier termination of this Agreement in accordance with Article 6, except with respect to any matter contemplated by this Agreement or the Plan of Arrangement, CERI will:

(i) not split, combine or reclassify any of the outstanding shares of CERI nor declare, set aside or pay any dividends on or make any other distributions on or in respect of the outstanding shares of CERI, other than normal and customary dividends on the CERI Common Shares;

(ii) not amend the articles or by-laws of CERI other than to create the Exchangeable Shares;

(iii) not sell, pledge, encumber, allot, reserve, set aside or issue, authorize or propose the sale, pledge, encumbrance, allotment, reservation, setting aside or issuance of, or purchase or redeem or propose the purchase or redemption of, any shares in its capital stock or any class of securities convertible or exchangeable into, or rights, warrants or options to acquire, any such shares or other convertible or exchangeable securities, except for (a) the issuance of CERI Common Shares pursuant to the exercise of CERI Options granted prior to the date hereof, (b) the issuance of CERI Common Shares pursuant to the exercise of CERI Warrants granted prior to the date hereof, (c) the issuance of additional options in the ordinary course of business consistent with past practice under the CERI Stock Option Plan and the issuance of CERI Common Shares in respect thereof and (d) the issuance of CERI Common Shares or additional warrants to obtain CERI Common Shares in connection with a transaction in respect of which the recipient of such securities is made aware of the Arrangement and is permitted to participate, assuming the exercise of such warrants, as a shareholder in the meeting of CERI Shareholders to approve the Arrangement or otherwise consents to the Arrangement;

(iv) not, whether through its board of directors or otherwise, accelerate the vesting of any unvested CERI Options or CERI Warrants, or otherwise amend, vary or modify the CERI Stock Option Plan; or

(v) carry out the terms of the Interim Order and the Final Order applicable to it and use its commercially reasonable efforts to comply promptly with all requirements that applicable Laws may impose on CERI with respect to the transactions contemplated hereby and by the Arrangement.

      (b) CERI covenants and agrees to do all such acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated in this Agreement and, without limiting the generality of the foregoing, CERI shall:

(i) use all reasonable efforts to obtain the approvals of the CERI Shareholders to the Arrangement, subject, however, to the exercise by the board of directors of CERI of its fiduciary duties;

(ii) apply for and use all commercially reasonable efforts to obtain all Appropriate Regulatory Approvals relating to CERI;

(iii) apply for and use all commercially reasonable efforts to obtain the Interim Order and the Final Order;

(iv) defend all lawsuits or other legal, regulatory or other proceedings to which it is a party challenging or affecting this Agreement or the consummation of the transactions contemplated hereby and use its commercially reasonable efforts to have lifted or rescinded any injunction or restraining order or other order relating to CERI which may adversely affect the ability of the parties to consummate the transactions contemplated hereby;

(v) effect all necessary registrations, filings and submissions of information required by Governmental Entities from CERI;

(vi) use its commercially reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained by CERI from other parties to loan agreements, leases or other contracts; and

(vii) reserve a sufficient number of Exchangeable Shares for issuance upon the completion of the Arrangement.

      4.2     Covenants of WSI

      (a) WSI covenants and agrees to do all such acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, to:

(i) apply for and use all reasonable efforts to obtain all Appropriate Regulatory Approvals relating to WSI;

(ii) defend all lawsuits or other legal, regulatory or other proceedings to which it is a party challenging or affecting this Agreement or the consummation of the transactions contemplated hereby and use all reasonable efforts to have lifted or rescinded any injunction or restraining order or other order relating to WSI which may adversely affect the ability of the parties to consummate the transactions contemplated hereby;

(iii) effect all necessary registrations, filings and submissions of information required by Governmental Entities from WSI;

(iv) create the WSI Special Voting Share;

(v) reserve a sufficient number of WSI Common Shares for issuance upon the completion of the Arrangement, the exchange from time to time of Exchangeable Shares and the exercise from time to time of CERI Options and CERI Warrants;

(vi) carry out the terms of the Interim Order and the Final Order applicable to it and use its commercially reasonable efforts to comply promptly with all requirements which applicable Laws may impose on WSI with respect to the transactions contemplated hereby and by the Arrangement; and

(vii) use its commercially reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained by WSI from other parties to loan agreements, leases or other contracts.

      (b) WSI covenants and agrees that it shall not take any deliberate action which would prohibit or prevent the exchange of the Exchangeable Shares (by CERI Shareholders who have elected to receive Exchangeable Shares) for the purposes of the ITA from being treated on a tax-free basis for holders who are otherwise eligible for such treatment.

      4.3     Covenants of Capital Holdings

      Capital Holdings covenants and agrees to do all such acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, to:

(i) apply for and use all commercially reasonable efforts to obtain all Appropriate Regulatory Approvals relating to Capital Holdings;

(ii) defend all lawsuits or other legal, regulatory or other proceedings to which it is a party challenging or affecting this Agreement or the consummation of the transactions contemplated hereby and use all commercially reasonable efforts to have lifted or rescinded any injunction or restraining order or other order relating to Capital Holdings which may adversely affect the ability of the parties to consummate the transactions contemplated hereby;

(iii) effect all necessary registrations, filings and submissions of information required by Governmental Entities from Capital Holdings;

(iv) reserve a sufficient number of common shares in the capital of Capital Holdings for issuance upon the completion of the Arrangement, including the exchange from time to time of Exchangeable Shares;

(v) carry out the terms of the Interim Order and the Final Order applicable to it and use its reasonable efforts to comply promptly with all requirements which applicable Laws may impose on Capital Holdings with respect to the transactions contemplated hereby and by the Arrangement; and

(vi) use its reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained by Capital Holdings from other parties to loan agreements, leases or other contracts.

      4.4     Classification of Capital Holdings for U.S. Federal Income Tax Purposes

      (a) Capital Holdings is intended to be classified as an entity that is disregarded as separate from it owner (a “disregarded entity”) for U.S. federal income tax purposes.

      (b) Neither CERI, WSI nor Capital Holdings shall take any action that would cause Capital Holdings to be classified as other than a “disregarded entity” for so long as the Exchangeable Shares are outstanding.

      4.5     Closing Matters

      Each of WSI, Capital Holdings and CERI shall deliver, at the closing of the transactions contemplated hereby, such customary certificates, resolutions and other closing documents as may be required by the other parties hereto, acting reasonably.

      4.6     Prohibition on Voluntary Liquidation

      Each of WSI and Capital Holdings covenants that it shall not take any action relating to a voluntary liquidation, dissolution or winding-up of CERI, prior to the Redemption Date (as defined in the Plan of Arrangement).

ARTICLE 5

CONDITIONS

      5.1     Mutual Conditions Precedent

      The respective obligations of the parties hereto to complete the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Effective Date, of the following conditions precedent, each of which may only be waived by the mutual consent of WSI, Capital Holdings and CERI:

(a) the Arrangement shall have been approved at the CERI Meeting by not less than two-thirds of the votes cast by the CERI Shareholders who are represented at the CERI Meeting or by CERI Shareholders in such other numbers as specified in the Interim Order;

(b) the Arrangement shall have been approved at the CERI Meeting in accordance with any conditions, in addition to those set out in Section 5.1(a), which may be imposed by the Interim Order;

(c) the Interim Order and the Final Order shall each have been obtained in form and terms satisfactory to each of CERI and WSI, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to such parties on appeal or otherwise;

(d) the Form S-3 shall have become effective under the 1933 Act and shall not be the subject of any stop order or proceedings seeking a stop order, and WSI shall have received all United States state securities or “blue sky” authorizations necessary to issue the WSI Common Shares;

(e) there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by this Agreement and there shall be no proceeding (other than an appeal made in connection with the Arrangement), of a judicial or administrative nature or otherwise, brought by a Governmental Entity in progress or threatened that relates to or results from the transactions contemplated by this Agreement that would, if successful, result in an order or ruling that would preclude completion of the transactions contemplated by this Agreement in accordance with the terms hereof or would otherwise be inconsistent with the Appropriate Regulatory Approvals which have been obtained;

(f) this Agreement shall not have been terminated pursuant to Article 6;

(g) all consents, waivers, permits, orders and approvals of any Governmental Entity (including the Appropriate Regulatory Approvals), and the expiry of any waiting periods, in connection with, or required to permit, the consummation of the Arrangement, the failure of which to obtain or the non-expiry of which would constitute a criminal offense, or would have a Material Adverse Effect on WSI, Capital Holdings or CERI, as the case may be, shall have been obtained or received on terms that will not have a Material Adverse Effect on WSI, Capital Holdings or CERI; and

(h) there shall not be pending or threatened any suit, action or proceeding by any Governmental Entity, in each case that has a reasonable likelihood of success, seeking to restrain or prohibit the consummation of the Plan of Arrangement.

      5.2     Additional Conditions Precedent to the Obligations of WSI

      The obligations of WSI to complete the transactions contemplated by this Agreement shall also be subject to the fulfillment of each of the following conditions precedent (each of which is for WSI’s exclusive benefit and may be waived by WSI):

(a) all covenants of CERI under this Agreement to be performed on or before the Effective Date shall have been duly performed by CERI in all material respects;

(b) the representations and warranties of CERI shall be true and correct in all material respects as of the Effective Date as if made on and as of such date; and

(c) the board of directors of CERI shall have adopted all necessary resolutions, and all other necessary corporate action shall have been taken by CERI, to permit the consummation of the Arrangement and the issue of the Exchangeable Shares.

      5.3     Additional Conditions Precedent to the Obligations of CERI

      The obligations of CERI to complete the transactions contemplated by this Agreement shall also be subject to the following conditions precedent (each of which is for the exclusive benefit of CERI and may be waived by CERI):

(a) all covenants of WSI and Capital Holdings under this Agreement to be performed on or before the Effective Date shall have been duly performed by WSI or Capital Holdings, as applicable, in all material respects;

(b) all representations and warranties of WSI and Capital Holdings under this Agreement shall be true and correct in all material respects as of the Effective Date as if made on and as of such date; and

(c) the board of directors of each of WSI and Capital Holdings shall have adopted all necessary resolutions, and all other necessary corporate action shall have been taken by each of WSI and Capital Holdings, to permit the consummation of the Arrangement and, in the case of WSI, the issue of WSI Common Shares pursuant to the Arrangement and upon the exchange from time to time of the Exchangeable Shares and the exercise from time to time of the CERI Options and the CERI Warrants.

      5.4 Satisfaction of Conditions

      The conditions precedent set out in Sections 5.1, 5.2 and 5.3 shall be conclusively deemed to have been satisfied, waived or released when, with the agreement of WSI, Capital Holdings and CERI, the Certificate is issued by the Director.

ARTICLE 6

AMENDMENT AND TERMINATION

      6.1     Amendment

      This Agreement may, at any time and from time to time before or after the holding of the CERI Meeting but not later than the Effective Date, be amended by mutual written agreement of the parties hereto, and any such amendment may, without limitation:

(a) change the time for performance of any of the obligations or acts of the parties;

(b) waive any inaccuracies or modify any representation contained herein or in any document delivered pursuant hereto;

(c) waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the parties; and

(d) waive compliance with or modify any conditions precedent herein contained,

provided, however, that any such change, waiver or modification does not invalidate any required approval of the CERI Shareholders in respect of the Arrangement.

      6.2     Termination

      (a) If any condition contained in Sections 5.1 or 5.2 is not satisfied at or before the Effective Date to the satisfaction of WSI, then WSI may by notice to CERI terminate this Agreement and the obligations of the parties hereunder except as otherwise herein provided, but without detracting from the rights of WSI arising from any breach by CERI but for which the condition would have been satisfied.

      (b) If any condition contained in Sections 5.1 or 5.3 is not satisfied at or before the Effective Date to the satisfaction of CERI, then CERI may by notice to WSI and Capital Holdings terminate this Agreement and the obligations of the parties hereunder except as otherwise herein provided, but without detracting from the rights of CERI arising from any breach by WSI and/or Capital Holdings but for which the condition would have been satisfied.

      (c) This Agreement may:

(i) be terminated by the mutual agreement of CERI, Capital Holdings and WSI (without further action on the part of the CERI Shareholders if terminated after the holding of the CERI Meeting);

(ii) be terminated by any of CERI, Capital Holdings or WSI, if there shall be passed any law or regulation that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or if any injunction, order or decree enjoining WSI, Capital Holdings or CERI from consummating the transactions contemplated by this Agreement is entered and such injunction, order or decree shall become final and non-appealable; and

(iii) be terminated by any of CERI, Capital Holdings or WSI if CERI Shareholder approval shall not have been obtained by reason of the failure to obtain the required vote at the CERI Meeting,

in each case, prior to the Effective Date.

      (d) If the Effective Date does not occur on or prior to the Drop Dead Date, then this Agreement shall terminate.

      (e) If this Agreement is terminated in accordance with the foregoing provisions of this Section 6.2, no party shall have any further liability to perform its obligations hereunder.

ARTICLE 7

GENERAL

      7.1     Notices

      All notices and other communications required or permitted to be given pursuant to any provision of this Agreement shall be given or made in writing and shall be deemed to be validly given if served personally, including by prepaid courier delivery, or by telecopy, in each case addressed to the particular party at:

Capital Environmental Resource Inc.
1122 International Blvd, Suite 601
Burlington, Ontario
L7L 6Z8
Attention: General Counsel
Fax No.: (905) 319-9408

Waste Services, Inc. and/or Capital Environmental Holdings Company
c/o Capital Environmental Resource Inc.
1122 International Blvd, Suite 601
Burlington, Ontario
L7L 6Z8
Attention: General Counsel
Fax No.: (905) 319-9408

or at such other address of which any party may, from time to time, advise the other parties by notice in writing given in accordance with the foregoing. Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof, unless such day is not a Business Day or unless such delivery occurs after 5:00 p.m. (local time), in which case it shall be deemed to have been given and received on the immediately following Business Day.

      7.2     Assignment

      No party hereto may assign its rights or obligations under this Agreement or the Arrangement.

      7.3     Binding Effect

      This Agreement and the Arrangement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and no third party shall have any rights hereunder.

      7.4     Further Assurances

      Each party hereto shall, from time to time, and at all times hereafter, at the request of the other parties hereto, but without further consideration, do all such further acts and execute and deliver all such further documents and instruments as shall be reasonably required in order to fully perform and carry out the terms and intent hereof.

      7.5     Time of Essence

      Time shall be of the essence in this Agreement.

      7.6     Jurisdiction

      This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

      7.7     Attornment

      Each of the parties hereto agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and WSI hereby appoints CERI at its registered office in the Province of Ontario as attorney for service of process.

      7.8     Counterparts

      This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first written above.

WASTE SERVICES, INC.

By:	/s/ IVAN R CAIRNS

Name: Ivan R Cairns

Title:	Executive Vice-President and General Counsel

CAPITAL ENVIRONMENTAL HOLDINGS COMPANY

By:	/s/ IVAN R CAIRNS

Name: Ivan R Cairns
Title: Secretary

CAPITAL ENVIRONMENTAL RESOURCE INC.

By:	/s/ IVAN R CAIRNS

Name: Ivan R Cairns

Title:	Executive Vice-President and General Counsel

ANNEX E

FORM OF PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT

UNDER SECTION 182
OF THE BUSINESS CORPORATIONS ACT (ONTARIO)

ARTICLE 1

INTERPRETATION

      1.1     Definitions

      In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following meanings, respectively:

“affiliate” of any person means any other person directly or indirectly controlled by, or under control of, that person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control of”), as applied to any person, means the possession by another person of the power to direct or cause the direction of the management and policies of that first mentioned person through the direct or indirect ownership of over 50% of the voting securities;

“Arrangement” means the arrangement under section 182 of the OBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations hereto made in accordance with section 6.1 of the Arrangement Agreement or Article 6 hereof or made at the direction of the Court in the Final Order;

“Arrangement Agreement” means the agreement made June 9, 2004 among WSI, Capital Holdings and CERI, as amended, supplemented or restated in accordance therewith prior to the Effective Date, providing for, among other things, the Arrangement;

“Arrangement Resolution” means the special resolution of the CERI Shareholders, to be substantially in the form and content of Schedule B annexed to the Arrangement Agreement;

“Articles of Arrangement” means the articles of arrangement of CERI in respect of the Arrangement that are required by the OBCA to be sent to the Director after the Final Order is made;

“Board of Directors” means the board of directors of CERI;

“Business Day” means any day on which commercial banks are generally open for business in New York, New York and Toronto, Ontario, other than a Saturday, a Sunday or a day observed as a statutory holiday in New York, New York under the laws of the State of New York or the federal laws of the United States of America or in Toronto, Ontario under the laws of the Province of Ontario or the federal laws of Canada;

“Canadian Dollar Equivalent” has the meaning ascribed thereto in the Exchangeable Share Provisions;

“Canadian Resident” means a resident of Canada for purposes of the ITA and includes a partnership any member of which is a resident of Canada for purposes of the ITA;

“Capital Holdings” means Capital Environmental Holdings Company, an unlimited liability company existing under the laws of the Province of Nova Scotia and a subsidiary of WSI;

“CERI” means Capital Environmental Resource Inc., a corporation existing under the laws of the Province of Ontario;

“CERI Common Shares” means the issued and outstanding voting common shares in the capital of CERI;

“CERI Current Market Price” means, in respect of a CERI Common Share, for the purposes of Section 4.5, the Canadian Dollar Equivalent of the average of the closing bid and ask prices of one CERI Common Share on NASDAQ during a period of 20 consecutive trading days ending three trading days before the Effective Date; provided, however, that if in the opinion of the Board of Directors, action reasonably and in good faith, the public distribution or trading activity of CERI Common Shares during such period (whether or not traded on a stock exchange or automated quotation system) does not create a market which reflects the fair market value of a CERI Common Share, then the CERI Current Market Price shall be determined by the Board of Directors, in good faith and in its sole discretion, and provided further that any such opinion or determination by the Board of Directors shall be conclusive and binding;

“CERI Meeting” means the special meeting of CERI Shareholders, including any adjournment thereof, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution;

“CERI Options” means the options to purchase CERI Common Shares granted under the CERI Stock Option Plan and options to purchase CERI Common Shares granted to non-employees, being outstanding and unexercised on the Effective Date;

“CERI Shareholders” means the holders of CERI Common Shares;

“CERI Stock Option Plan” means, collectively, the 1997 Stock Option Plan and the 1999 Stock Option Plan approved by the Board of Directors, each as amended;

“CERI Warrants” means the warrants exercisable for CERI Common Shares outstanding and unexercised on the Effective Date;

“Certificate” means the certificate of arrangement giving effect to the Arrangement, issued pursuant to subsection 183(2) of the OBCA after the Articles of Arrangement have been filed;

“Court” means the Ontario Superior Court of Justice;

“Current Market Price” has the meaning ascribed thereto in the Exchangeable Share Provisions;

“Depositary” means American Stock Transfer & Trust Company at its offices set out in the Letter of Transmittal and Election Form;

“Director” means the Director appointed pursuant to section 278 of the OBCA;

“Dissent Rights” has the meaning set out in Section 3.1 hereof;

“Dissenting Shareholder” means a holder of CERI Common Shares who dissents in respect of the Arrangement Resolution in strict compliance with the Dissent Rights;

“Dividend Amount” has the meaning ascribed thereto in Section 5.1(a) hereof;

“Drop Dead Date” means August 31, 2004, or such later date as may be mutually agreed to by the parties to the Arrangement Agreement;

“Effective Date” means the date shown on the Certificate, provided that such date occurs on or prior to the Drop Dead Date;

“Effective Time” means 12:01 a.m. on the Effective Date;

“Elected Shares” means the CERI Common Shares held by persons that are not U.S. Persons who elect, in a duly completed Letter of Transmittal and Election Form deposited with the Depositary no later than the Election Deadline, to receive Exchangeable Shares in connection with the Arrangement;

“Election Deadline” means 5:00 p.m. (New York time) on the date which is two Business Days prior to the date of the CERI Meeting;

“Exchangeable Share Provisions” means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, which rights, privileges, restrictions and conditions shall be substantially as set out in Appendix 1 hereto;

“Exchangeable Shares” means the exchangeable shares in the capital of CERI, having substantially the rights, privileges, restrictions and conditions set out in the Exchangeable Share Provisions;

“Final Order” means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed;

“Governmental Entity” means any (a) multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) any subdivision, agent, commission, board or authority of any of the foregoing, (c) any regulatory agency or self-regulatory authority (including the Ontario Securities Commission, the Quebec Securities Commission, the NASDAQ and the United States Securities and Exchange Commission), or (d) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

“Interim Order” means the interim order of the Court, as the same may be amended, in respect of the Arrangement;

“ITA” means the Income Tax Act (Canada), as amended;

“Letter of Transmittal and Election Form” means the letter of transmittal and election form for use by holders of CERI Common Shares, in the form accompanying the Proxy Statement;

“Liquidation Amount” has the meaning ascribed thereto in section 5.1 of the Exchangeable Share Provisions;

“Liquidation Call Purchase Price” has the meaning ascribed thereto in Section 5.1(a) hereof;

“Liquidation Call Right” has the meaning ascribed thereto in Section 5.1(a) hereof;

“Liquidation Date” has the meaning ascribed thereto in section 5.1 of the Exchangeable Share Provisions;

“Meeting Date” means the date of the CERI Meeting;

“NASDAQ” means the NASDAQ National Market;

“OBCA” means the Business Corporations Act (Ontario) as now in effect and as may be amended from time to time prior to the Effective Date;

“Person” includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

“Proxy Statement” means the notice of the CERI Meeting and accompanying proxy statement, including all schedules and exhibits thereto, to be sent to CERI Shareholders in connection with the CERI Meeting;

“Redemption Call Purchase Price” has the meaning ascribed thereto in Section 5.2(a) hereof;

“Redemption Call Right” has the meaning ascribed thereto in Section 5.2(a) hereof;

“Redemption Date” has the meaning ascribed thereto in section 1.1 of the Exchangeable Share Provisions;

“Redemption Price” has the meaning ascribed thereto in section 7.1 of the Exchangeable Share Provisions;

“Retraction Call Right” has the meaning ascribed thereto in section 6.1 of the Exchangeable Share Provisions;

“U.S. Person” means any person or entity that is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust that (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury Regulation (as such term is defined in the Arrangement Agreement) to be treated as a U.S. person;

“Transfer Agent” has the meaning ascribed thereto in Section 5.1(b) hereof;

“Trustee” means the trustee to be chosen by WSI and CERI, acting reasonably, to act as trustee under the Voting and Exchange Trust Agreement, being a corporation existing under the laws of Canada or a province therein and authorized to carry on the business of a trust company in Canada, and any successor trustee appointed under the Voting and Exchange Trust Agreement;

“Voting and Exchange Trust Agreement” means an agreement to be made among WSI, CERI and the Trustee in connection with the Plan of Arrangement substantially in the form and content of Schedule E annexed to the Arrangement Agreement, with such changes thereto as the parties to the Arrangement Agreement, acting reasonably, may agree;

“WSI” means Waste Services, Inc., a corporation existing under the laws of the State of Delaware;

“WSI Common Shares” means the shares of common stock in the capital of WSI;

“WSI Control Transaction” has the meaning ascribed thereto in section 1.1 of the Exchangeable Share Provisions; and

“WSI Special Voting Share” means the share in the special voting stock of WSI to be issued in its own series, which entitles the holder of record to a number of votes at meetings of holders of the WSI Common Shares equal to the number of Exchangeable Shares outstanding from time to time (other than Exchangeable Shares held by WSI and its affiliates), which share is to be issued to, deposited with and voted by, the Trustee as described in the Voting and Exchange Trust Agreement.

      1.2     Sections and Headings

      The division of this Plan of Arrangement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof”, “herein” and “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

      1.3     Date, Number, Gender, etc.

      If any date on which any action is required to be taken under this Plan of Arrangement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day. In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa and words importing any gender include all genders.

ARTICLE 2

ARRANGEMENT

2.1	Binding Effect

      This Plan of Arrangement will become effective at, and be binding at and after, the Effective Time on (i) CERI, (ii) WSI, (iii) Capital Holdings, (iv) all holders and all beneficial owners of CERI Common Shares, (v) all holders and all beneficial owners of CERI Warrants and CERI Options, and (vi) all holders and all beneficial owners of Exchangeable Shares from time to time.

2.2	Arrangement

      Commencing at the Effective Time, subject to the terms and conditions of the Arrangement Agreement, the following shall occur and shall be deemed to occur in the following order (except that (c), (d), (e) and (f) shall be deemed to have occurred simultaneously) without any further act or formality:

(a) the articles of CERI will be amended to (i) create, as a class of shares in the capital of CERI, an unlimited number of Exchangeable Shares and (ii) change the name of CERI to “Waste Services (CA) Inc.”;

(b) Capital Holdings will purchase at fair market value from WSI the WSI Common Shares required to effect the exchanges in paragraph (c), and in consideration therefor will assume any debt owing by WSI to CERI and will issue and deliver to WSI one common share in the capital of Capital Holdings for each such WSI Common Share so purchased and WSI will be recorded as the holder of such common shares of Capital Holdings and be deemed the legal and beneficial owner thereof;

(c) each CERI Common Share (other than Elected Shares and CERI Common Shares held by (i) Dissenting Shareholders who are ultimately entitled to be paid the fair value of the CERI Common Shares held by them, and (ii) WSI) will be transferred, without any further act or formality, by the holder thereof to Capital Holdings in exchange for one fully paid and non-assessable WSI Common Share, free and clear of all liens, claims and encumbrances, and the name of each such holder will be removed from the register of holders of CERI Common Shares and subject to complying with the procedure for obtaining WSI Common Shares, added to the register of holders of WSI Common Shares, and Capital Holdings will be recorded as the registered holder of such CERI Common Shares so transferred and will be deemed to be the legal and beneficial owner thereof;

(d) each CERI Common Share that is an Elected Share will be converted into one fully paid and non-assessable Exchangeable Share, and the name of each such holder will be removed from the register of holders of CERI Common Shares and added to the register of holders of Exchangeable Shares;

(e) WSI, CERI and the Trustee will enter into the Voting and Exchange Trust Agreement and WSI will issue to and deposit with the Trustee the WSI Special Voting Share, in consideration of the payment to WSI by CERI on behalf of the holders of the Elected Shares of US$1.00, to be thereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement;

(f) each WSI Common Share held by CERI will be redeemed at a price of US$1.00 per share;

(g) each CERI Option outstanding at the Effective Time will continue to be an obligation of CERI; however, pursuant to the terms of the CERI Option, it shall permit the holder to purchase a number of WSI Common Shares equal to the number of CERI Common Shares that may be purchased if such CERI Option were exercisable and exercised immediately prior to the Effective Time. Each CERI Option shall continue to provide for an exercise price per WSI Common Share equal to the exercise price per CERI Common Share of such CERI Option immediately prior to the Effective Time. The term to expiry, conditions to and manner of exercising, vesting schedule and all other terms and conditions of such CERI Option will otherwise be unchanged, and any document or agreement previously evidencing a CERI Option shall thereafter continue to evidence and be deemed to evidence such CERI Option; and

(h) each CERI Warrant outstanding at the Effective Time will continue to be an obligation of CERI; however, pursuant to the terms of the CERI Warrant, it shall permit the holder to purchase a number of WSI Common Shares equal to the number of CERI Common Shares that may be purchased if such CERI Warrant were exercisable and exercised immediately prior to the Effective Time. Each CERI Warrant shall continue to provide for an exercise price per WSI Common Share equal to the exercise price per CERI Common Share of such CERI Warrant immediately prior to the Effective Time. The term to expiry, conditions to and manner of exercising, vesting schedule and all other terms and conditions of such CERI Warrant will otherwise be unchanged, and any document or agreement previously evidencing a CERI Warrant shall thereafter continue to evidence and be deemed to evidence such CERI Warrant.

2.3	Elections

      Each Person who, at or prior to the Election Deadline, is a holder of record of CERI Common Shares and who either (i) is not a U.S. Person that holds such shares on its own behalf or (ii) holds such shares on behalf of a Person who is not a U.S. Person, will be entitled, with respect to all or a portion of such shares, to make or deliver an election at or prior to the Election Deadline to receive Exchangeable Shares on the basis set forth herein and in the Letter of Transmittal and Election Form.

2.4	Adjustments to Exchange

      The number of WSI Common Shares issued in connection with the Arrangement shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into WSI Common Shares or CERI Common Shares other than stock dividends paid in lieu of ordinary course dividends), reorganization, recapitalization or other like changes with respect to WSI Common Shares or CERI Common Shares occurring after the date of the Arrangement Agreement and prior to the Effective Time.

ARTICLE 3

RIGHTS OF DISSENT

      3.1     Rights of Dissent

      Registered holders of CERI Common Shares may exercise rights of dissent with respect to such shares pursuant to and, except as expressly indicated to the contrary in this Section 3.1, in the manner set forth in section 185 of the OBCA and this Section 3.1 (the “Dissent Rights”) in connection with the Arrangement Resolution; provided that, notwithstanding subsection 185(6) of the OBCA, the written objection to the Arrangement Resolution referred to in subsection 185(6) of the OBCA must be received by CERI not later than 5:00 p.m. (Toronto time) on the Business Day preceding the CERI Meeting; and provided further that, notwithstanding the provisions of section 185 of the OBCA, holders of CERI Common Shares who duly exercise such rights of dissent and who:

(a) are ultimately determined to be entitled to be paid fair value for their CERI Common Shares, which fair value, notwithstanding anything to the contrary contained in section 185 of the OBCA, shall be determined as of the Effective Time, shall be deemed to have transferred such CERI Common Shares as of the Effective Time at the fair value of such shares determined as of the Effective Time, without any further act or formality and free and clear of all liens and claims, to CERI and such shares so transferred to CERI shall be cancelled as of the Effective Date; or

(b) are ultimately determined not to be entitled, for any reason, to be paid fair value for their CERI Common Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of equity in CERI and shall be deemed to have elected to receive, and shall receive, the securities provided for in Section 2.2(c),

but in no case shall WSI, Capital Holdings, CERI, the Transfer Agent or any other Person be required to recognize such holders as holders of CERI Common Shares after the Effective Time, and the names of such holders of CERI Common Shares shall be deleted from the registers of holders of equity in CERI at the Effective Time.

ARTICLE 4

CERTIFICATES AND FRACTIONAL SHARES

4.1	Issuance of Certificates Representing Exchangeable Shares

      At or promptly after the Effective Time, CERI shall deposit with the Depositary, for the benefit of the holders of Elected Shares, certificates representing that number of whole Exchangeable Shares to be delivered pursuant to the Arrangement. Upon surrender (on or prior to the Election Deadline) to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented one or more CERI Common Shares that were reclassified for one or more Exchangeable Shares under the Arrangement, together with a duly completed Letter of Transmittal and Election Form and such other documents, instruments and payments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive, and after the Effective Time the Depositary shall deliver to such holder, certificate(s) registered in the name of such holder representing that number (rounded down to the nearest whole number) of Exchangeable Shares which such holder has the right to receive (together with any dividends or distributions with respect thereto pursuant to Section 4.4 and any cash in lieu of fractional Exchangeable Shares pursuant to Section 4.5, less any amounts withheld pursuant to Section 4.8), and any certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of CERI Common Shares which was not registered in the transfer records of CERI, certificate(s) representing the number of Exchangeable Shares to be delivered upon the reclassification of the CERI Common Shares as Exchangeable Shares may be registered in the name of and issued to the transferee if the certificate representing such CERI Common Shares is presented to the Depositary, on or prior to the Election Deadline, accompanied by a duly completed Letter of Transmittal and Election Form, all documents required to evidence and effect such transfer and such other documents, instruments and payments as the Depositary may reasonably require.

4.2	Exchange of Certificates for WSI Common Shares

      At or promptly after the Effective Time, Capital Holdings shall deposit or caused to be deposited with the Depositary, for the benefit of the holders of CERI Common Shares (other than Elected Shares), certificates representing that whole number of WSI Common Shares delivered pursuant to the Arrangement pursuant to Section 2.2(c). Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding CERI Common Shares which were transferred to Capital Holdings in exchange for WSI Common Shares under the Arrangement, together with a duly completed Letter of Transmittal and Election Form and such other documents, instruments and payments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive, and after the Effective Time the Depositary shall deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of WSI Common Shares which such holder is entitled to receive (together with any dividends or distributions with respect thereto pursuant to Section 4.4 and any cash in lieu of fractional WSI Common Shares pursuant to Section 4.5, less any amounts withheld pursuant to Section 4.8), and any certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of such CERI Common Shares which was not registered in the transfer records of CERI, the certificates representing the number of WSI Common Shares issuable in exchange for such CERI Common Shares may be registered in the name of and issued to the transferee if the certificate representing the CERI Common Shares is presented to the Depositary, accompanied by a duly completed Letter of Transmittal and Election Form, all documents required to evidence and effect such transfer and such other documents, instruments and payments as the Depositary may reasonably require. Without limiting, and subject to, the provisions of Section 4.7, until surrendered as contemplated by this Section 4.2, each certificate, which immediately prior to the Effective Time represented one or more outstanding CERI Common Shares which were exchanged for WSI Common Shares pursuant to Section 2.2(c), shall be deemed as of and after the Effective Time to represent only the right to receive upon such surrender (i) the certificate representing WSI Common Shares as contemplated by this Section 4.2, (ii) a cash payment in lieu of any fractional WSI Common Shares as contemplated by Section 4.5 and (iii) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to WSI Common Shares as contemplated by Section 4.4, in each case less any amounts withheld pursuant to Section 4.8.

4.3	Intentionally Left Blank

4.4	Distributions with Respect to Unsurrendered Certificates

      No dividends or other distributions declared or made after the Effective Time with respect to Exchangeable Shares or WSI Common Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding CERI Common Shares that were exchanged pursuant to Section 2.2, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 4.5 and no interest shall be earned or payable on these proceeds, unless and until the holder of record of such certificate shall surrender such certificate in accordance with Section 4.1 or 4.2. Subject to applicable law, at the time of such surrender of any such certificate (or, in the case of clause (iii) below, at the appropriate payment date), there shall be paid to the record holder of the certificates representing whole CERI Common Shares, without interest, (i) the amount of any cash payable in lieu of a fractional Exchangeable Share or WSI Common Share to which such holder is entitled pursuant to Section 4.5, (ii) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Exchangeable Share or WSI Common Share, as the case may be, and (iii) on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Exchangeable Share or WSI Common Share, as the case may be.

      4.5     No Fractional Shares

      No certificates representing fractional Exchangeable Shares or fractional WSI Common Shares shall be issued upon the surrender for exchange of certificates pursuant to Section 4.1 or 4.2 and no dividend, stock split or other change in the capital structure of CERI shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to exercise any rights as a security holder of CERI. In lieu of any such fractional securities:

(a) each Person otherwise entitled to a fractional interest in an Exchangeable Share will receive from CERI a cash payment equal to such Person’s fractional interest multiplied by the CERI Current Market Price; and

(b) each Person otherwise entitled to a fractional interest in a WSI Common Share will receive a cash payment equal to such Person’s pro rata portion of the net proceeds after expenses received by the Depositary upon the sale of whole shares representing an accumulation of all fractional interests in WSI Common Shares to which all such Persons would otherwise be entitled.

      4.6     Lost Certificates

      In the event any certificate which immediately prior to the Effective Time represented one or more outstanding CERI Common Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, cash and/or one or more certificates representing one or more Exchangeable Shares or WSI Common Shares, as the case may be, (and any dividends or distributions with respect thereto and any cash payment pursuant to Section 4.5) deliverable in accordance with such holder’s Letter of Transmittal and Election Form. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom certificates representing Exchangeable Shares or WSI Common Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to CERI, WSI and their respective transfer agents in such sum as CERI or WSI may direct or otherwise indemnify CERI and WSI in a manner satisfactory to CERI and WSI against any claim that may be made against CERI or WSI with respect to the certificate alleged to have been lost, stolen or destroyed.

      4.7     Extinction of Rights

      Any certificate which immediately prior to the Effective Time represented outstanding CERI Common Shares that were exchanged pursuant to Section 2.2 that is not deposited with all other instruments required by Section 4.1 or 4.2 on or prior to the fifth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a shareholder of CERI or WSI. On such date, the Exchangeable Shares and WSI Common Shares (or cash in lieu of fractional interests therein, as provided in Section 4.5) to which the former registered holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered for no further consideration to CERI or Capital Holdings, as the case may be, together with all entitlements to dividends, distributions and interest in respect thereof held for such former registered holder. None of WSI, Capital Holdings, CERI or the Depositary shall be liable to any person in respect of any Exchangeable Shares or WSI Common Shares (or dividends, distributions and interest in respect thereof) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

4.8     Withholding Rights

      CERI, Capital Holdings, WSI and the Depositary shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any holder of CERI Common Shares, WSI Common Shares or Exchangeable Shares such amounts as CERI, Capital Holdings, WSI or the Depositary is required or permitted to deduct and withhold with respect to such payment under the ITA, the United States Internal Revenue Code of 1986 or any provision of federal, provincial, territorial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, CERI, Capital Holdings, WSI and the Depositary are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to CERI, Capital Holdings, WSI or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and CERI, Capital Holdings, WSI or the Depositary shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

ARTICLE 5

CERTAIN RIGHTS OF CAPITAL HOLDINGS TO ACQUIRE EXCHANGEABLE SHARES

5.1     Capital Holdings Liquidation Call Right

      In addition to Capital Holdings’ rights contained in the Exchangeable Share Provisions, including, without limitation, the Retraction Call Right, Capital Holdings shall have the following rights in respect of the Exchangeable Shares:

(a) Capital Holdings shall have the overriding right (the “Liquidation Call Right”), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of CERI or any other distribution of assets of CERI among its shareholders for the purpose of winding up its affairs, pursuant to Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than WSI and its affiliates) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by Capital Holdings to each such holder of an amount per Exchangeable Share (the “Liquidation Call Purchase Price”) equal to the sum of (i) the Current Market Price of a WSI Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by Capital Holdings causing to be delivered to such holder one WSI Common Share, plus (ii) to the extent not paid by CERI, an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of purchase by Capital Holdings (the “Dividend Amount”). In the event of the exercise of the Liquidation Call Right by Capital Holdings, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Capital Holdings upon the Liquidation Date on payment by Capital Holdings to the holder of the Liquidation Call Purchase Price for each such share, and CERI shall have no obligation to pay any Liquidation Amount to any holder of such Exchangeable Shares so purchased by Capital Holdings.

(b) To exercise the Liquidation Call Right, Capital Holdings must notify CERI’s transfer agent (the “Transfer Agent”), as agent for the holders of Exchangeable Shares, and CERI of Capital Holdings’ intention to exercise such right at least 30 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of CERI or any other voluntary distribution of assets of CERI among its shareholders for the purpose of winding up its affairs, and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of CERI or any other involuntary distribution of assets of CERI among its shareholders for the purpose of winding up its affairs. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not Capital Holdings has exercised the Liquidation Call Right forthwith after the earlier of (i) receipt of notice by the Transfer Agent from Capital Holdings of its intention to exercise such right and (ii) the expiry of the period during which the same may be exercised by Capital Holdings. If Capital Holdings exercises the Liquidation Call Right, then on the Liquidation Date Capital Holdings will purchase and such holders will sell all of the Exchangeable Shares then outstanding for a price per Exchangeable Share equal to the Liquidation Call Purchase Price.

(c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Capital Holdings shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the aggregate number of WSI Common Shares deliverable by Capital Holdings upon the exercise of such right and a cheque or cheques of Capital Holdings payable at par at any branch of the bankers of Capital Holdings representing the aggregate Dividend Amount, if any, in payment of the total Liquidation Call Purchase Price, less any amounts withheld pursuant to Section 4.8. Provided that Capital Holdings has complied with the immediately preceding sentence, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving, without interest, such holder’s proportionate part of the total Liquidation Call Purchase Price payable by Capital Holdings upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the WSI Common Shares to which it is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the articles and by-laws of CERI and such additional documents, instruments and payments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Capital Holdings shall deliver to such holder, certificates representing the WSI Common Shares (which securities shall be fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) to which the holder is entitled and a cheque or cheques of Capital Holdings payable at par at any branch of the bankers of Capital Holdings in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price, less any amounts withheld pursuant to Section 4.8. If Capital Holdings does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by CERI in connection with the liquidation, dissolution or winding-up of CERI or any other distribution of assets of CERI among its shareholders for the purpose of winding up its affairs pursuant to Article 5 of the Exchangeable Share Provisions.

      5.2     Capital Holdings Redemption Call Right

      In addition to Capital Holdings’ rights contained in the Exchangeable Share Provisions, including, without limitation, the Retraction Call Right, Capital Holdings shall have the following rights in respect of the Exchangeable Shares:

(a) Capital Holdings shall have the overriding right (the “Redemption Call Right”), notwithstanding the proposed redemption of the Exchangeable Shares by CERI pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than WSI and its affiliates) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Capital Holdings to each holder of an amount per Exchangeable Share (the “Redemption Call Purchase Price”) equal to the sum of (i) the Current Market Price of a WSI Common Share on the last Business Day prior to the Redemption Date, which shall be satisfied in full by Capital Holdings delivering or causing to be delivered to such holder one WSI Common Share, plus (ii) to the extent not paid by CERI, the Dividend Amount. In the event of the exercise of the Redemption Call Right by Capital Holdings, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Capital Holdings on the Redemption Date on payment by Capital Holdings to the holder of the Redemption Call Purchase Price for each such Exchangeable Share, and CERI shall have no obligation to redeem, or to pay any Dividend Amount to any holder in respect of, such Exchangeable Shares so purchased by Capital Holdings.

(b) To exercise the Redemption Call Right, Capital Holdings must notify the Transfer Agent, as agent for the holders of Exchangeable Shares, and CERI of Capital Holdings’ intention to exercise such right at least 30 days before the Redemption Date, except in the case of a redemption occurring as a result of a WSI Control Transaction or an Exchangeable Share Voting Event (each as defined in the Exchangeable Share Provisions), in which case Capital Holdings shall so notify the Transfer Agent and CERI on or before the Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not Capital Holdings has exercised the Redemption Call Right forthwith after the earlier of (i) receipt of notice by the Transfer Agent from Capital Holdings of its intention to exercise such right and (ii) the expiry of the period during which the same may be exercised by Capital Holdings. If Capital Holdings exercises the Redemption Call Right, then on the Redemption Date Capital Holdings will purchase and such holders will sell all of the Exchangeable Shares then outstanding for a price per Exchangeable Share equal to the Redemption Call Purchase Price.

(c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, Capital Holdings shall deposit with the Transfer Agent, on or before the Redemption Date, certificates representing the aggregate number of WSI Common Shares deliverable by Capital Holdings upon the exercise of such right and a cheque or cheques of Capital Holdings payable at par at any branch of the bankers of Capital Holdings representing the aggregate Dividend Amount, if any, in payment of the total Redemption Call Purchase Price, less any amounts withheld pursuant to Section 4.8 hereof. Provided that Capital Holdings has complied with the immediately preceding sentence, on and after the Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving, without interest, such holder’s proportionate part of the total Redemption Call Purchase Price payable by Capital Holdings upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of the WSI Common Shares to which it is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the articles and by-laws of CERI and such additional documents, instruments and payments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Capital Holdings shall deliver to such holder, certificates representing the WSI Common Shares (which securities shall be fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) to which the holder is entitled and a cheque or cheques of Capital Holdings payable at par at any branch of the bankers of Capital Holdings in payment of the remaining portion, if any, of the total Redemption Call Purchase Price, less any amounts withheld pursuant to Section 4.8. If Capital Holdings does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Redemption Price plus accrued and unpaid dividends payable by CERI in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

ARTICLE 6

AMENDMENTS

      6.1     Amendments to Plan of Arrangement

      CERI reserves the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Date, provided that each such amendment, modification and/or supplement must be (i) set out in writing, (ii) approved by WSI, (iii) filed with the Court and, if made following the CERI Meeting, approved by the Court and (iv) communicated to CERI Shareholders if and as required by the Court.

      Any amendment, modification or supplement to this Plan of Arrangement may be proposed by CERI at any time prior to the CERI Meeting (provided that WSI shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the CERI Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

      Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the CERI Meeting shall be effective only if (i) it is consented to by each of CERI and WSI and (ii) if required by the Court, it is consented to by the CERI Shareholders voting in the manner directed by the Court.

      Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by WSI, provided that it concerns a matter which, in the reasonable opinion of WSI, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any holder of CERI Common Shares.

ARTICLE 7

FURTHER ASSURANCES

      7.1     Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out herein.

ANNEX F

FORM OF VOTING AND EXCHANGE TRUST AGREEMENT

VOTING AND EXCHANGE TRUST AGREEMENT

      MEMORANDUM OF AGREEMENT made the                     day of July, 2004, AMONG:

WASTE SERVICES, INC., a corporation existing under the laws of the State of Delaware (hereinafter referred to as “WSI”)

-and -

CAPITAL ENVIRONMENTAL RESOURCE INC., a corporation existing under the laws of the Province of Ontario (hereinafter referred to as “CERI”)

-and -

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company continued under the laws of Canada and authorized to carry on the trust business in each province of Canada (hereinafter referred to as “Trustee”)

      WHEREAS in connection with the Arrangement Agreement (defined herein), certain holders of common shares in the capital of CERI will receive and hold exchangeable shares in the capital of CERI pursuant to the plan of arrangement contemplated by the Arrangement Agreement;

      AND WHEREAS pursuant to the Arrangement Agreement, WSI and CERI have agreed to execute a voting and exchange trust agreement substantially in the form of this Agreement;

      The foregoing recitals are made as representations and statements of fact by WSI and CERI and not by the Trustee.

      NOW THEREFORE in consideration of the respective covenants and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

      1.1      Definitions

      In this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following meanings, respectively:

“Affiliate” of any person means any other person directly or indirectly controlled by, or under control of, that person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control of”), as applied to any person, means the possession by another person of the power to direct or cause the direction of the management and policies of that first mentioned person through the direct or indirect ownership of over 50% of the voting securities.

“Agreement” means this agreement, including any Schedules or Exhibits to this agreement, as it may be amended or supplemented from time to time in accordance with the provisions hereof.

“Arrangement” means the arrangement under section 182 of the OBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with section 6.1 of the Arrangement Agreement or Article 6 of the Plan of Arrangement or made at the direction of the Court.

“Arrangement Agreement” means the agreement made June 9, 2004 among WSI, CERI and Capital Holdings, a copy of which is attached as Exhibit A, as amended, supplemented or restated in accordance therewith prior to the Effective Date (as defined in the Arrangement Agreement), providing for, among other things, the Arrangement.

“Automatic Exchange Right” means the benefit of the obligation of WSI to effect the automatic exchange of Exchangeable Shares for WSI Common Shares pursuant to Section 5.12 hereof.

“Beneficiaries” means the registered holders from time to time of Exchangeable Shares, other than WSI and its Affiliates.

“Beneficiary Votes” has the meaning ascribed thereto in Section 4.2 hereof.

“Board of Directors” means the board of directors of WSI.

“Business Day” means any day on which commercial banks are generally open for business in New York, New York and Toronto, Ontario, other than a Saturday, a Sunday or a day observed as a statutory holiday in New York, New York under the laws of the State of New York or the federal laws of the United States or in Toronto, Ontario under the laws of the Province of Ontario or the federal laws of Canada.

“Canadian Dollar Equivalent” means, in respect of an amount expressed in a currency other than Canadian dollars (the “Foreign Currency Amount”) at any date, the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

“Capital Holdings” means Capital Environmental Holdings Company, an unlimited liability company existing under the laws of the Province of Nova Scotia which, at the time of the consummation of the Arrangement, will be a direct wholly-owned subsidiary of WSI.

“Court” means the Ontario Superior Court of Justice.

“Current Market Price” means, in respect of a WSI Common Share on any date, the Canadian Dollar Equivalent of the average of the closing bid and ask prices of WSI Common Shares during a period of 20 consecutive trading days ending not more than three trading days before such date on the NASDAQ, or, if the WSI Common Shares are not then quoted on the NASDAQ, on such other stock exchange or automated quotation system on which the WSI Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of WSI Common Shares during such period (whether or not traded on a stock exchange or automated quotation system) does not create a market which reflects the fair market value of a WSI Common Share, then the Current Market Price of a WSI Common Share shall be determined by the Board of Directors, in good faith and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

“Exchange Put Right” has the meaning ascribed thereto in Section 5.14 hereof.

“Exchange Right” has the meaning ascribed thereto in Section 5.1 hereof.

“Exchangeable Shares” means the exchangeable shares in the capital of CERI, having substantially the rights, privileges, restrictions and conditions set out in Appendix 1 to the Plan of Arrangement.

“Indemnified Parties” has the meaning ascribed thereto in Section 9.1 hereof.

“Insolvency Event” means the institution by CERI of any proceeding to be adjudicated a bankrupt or insolvent or to be wound up, or the consent of CERI to the institution of bankruptcy, insolvency or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors’ Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by CERI to contest in good faith any such proceedings commenced in respect of CERI within 30 days of becoming aware thereof, or the consent by CERI to the filing of any such petition or to the appointment of a receiver, or the making by CERI of a general assignment for the benefit of creditors, or the admission in writing by CERI of its inability to pay its debts generally as they become due, or CERI not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to section 6.6 of the Share Provisions.

“Liquidation Call Purchase Price” has the meaning ascribed thereto in section 5.1 of the Plan of Arrangement.

“Liquidation Call Right” has the meaning ascribed thereto in section 5.1 of the Plan of Arrangement.

“Liquidation Event” has the meaning ascribed thereto in Section 5.12(b) hereof.

“Liquidation Event Effective Date” has the meaning ascribed thereto in Section 5.12(c) hereof.

“List” has the meaning ascribed thereto in Section 4.6 hereof.

“NASDAQ” means the NASDAQ National Market.

“OBCA” means the Business Corporations Act (Ontario), as amended.

“Officer’s Certificate” means, with respect to WSI or CERI, as the case may be, a certificate signed by any officer or director of WSI or CERI, as the case may be.

“person” includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, government body, syndicate or other entity, whether or not having legal status.

“Plan of Arrangement” means the plan of arrangement substantially in the form and content of Schedule C annexed to the Arrangement Agreement and any amendments or variations thereto made in accordance with section 6.1 of the Arrangement Agreement or Article 6 of the Plan of Arrangement or made at the direction of the Court.

“Purchase Price” has the meaning ascribed thereto in section 6.3 of the Share Provisions.

“Redemption Call Purchase Price” has the meaning ascribed thereto in section 5.2 of the Plan of Arrangement.

“Redemption Call Right” has the meaning ascribed thereto in section 5.2 of the Plan of Arrangement.

“Redemption Price” has the meaning ascribed thereto in section 7.1 of the Share Provisions.

“Retracted Shares” has the meaning ascribed thereto in Section 5.7 hereof.

“Retraction Call Right” has the meaning ascribed thereto in section 6.1 of the Share Provisions.

“Retraction Price” has the meaning ascribed thereto in section 6.1 of the Share Provisions.

“Share Provisions” means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares.

“Support Agreement” means that certain support agreement made as of even date herewith among CERI, WSI and Capital Holdings substantially in the form and content of Schedule D annexed to the Arrangement Agreement, with such changes thereto as the parties to the Arrangement Agreement, acting reasonably, may agree.

“Trust” means the trust created by this Agreement.

“Trust Estate” means the WSI Special Voting Share, any other securities, the Exchange Right, the Automatic Exchange Right, the Exchange Put Right and any money or other property which may be held by the Trustee from time to time pursuant to this Agreement.

“Trustee” means Computershare Trust Company of Canada and, subject to the provisions of Article 10, includes any successor trustee.

“Voting Rights” means the voting rights attached to the WSI Special Voting Share.

“WSI Affiliates” means Affiliates of WSI.

“WSI Common Share” means a share of voting common stock in the capital of WSI.

“WSI Consent” has the meaning ascribed thereto in Section 4.2 hereof.

“WSI Meeting” has the meaning ascribed thereto in Section 4.2 hereof.

“WSI Special Voting Share” means the one share of special voting stock of WSI issued in its own series which entitles the holder of record to a number of votes at meetings of holders of WSI Common Shares equal to the number of Exchangeable Shares outstanding from time to time (other than Exchangeable Shares held by WSI and WSI Affiliates), which share is to be issued to, deposited with, and voted by, the Trustee as described herein.

“WSI Successor” has the meaning ascribed thereto in Section 11.1(a) hereof.

      1.2     Interpretation Not Affected by Headings, etc.

      The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Agreement. The terms “this Agreement”, “hereof”, “herein” and “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

      1.3     Date, Number, Gender, etc.

      If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day. Words importing the singular number only shall include the plural and vice versa. Words importing any gender shall include all genders.

      1.4     Certificate of Incumbency

      Each of the other parties to this Agreement shall file with the Trustee a certificate of incumbency setting forth the names and titles of the individuals authorized to give instructions, directions or other instruments (including Officer’s Certificates) to the Trustee (“Authorized Persons”), together with specimen signatures of such persons, and the Trustee shall be entitled to rely on the latest certificate of incumbency filed with it unless it receives notice, in accordance with this agreement, of a change in Authorized Persons with updated specimen signatures.

ARTICLE 2

PURPOSE OF AGREEMENT

      2.1     Establishment of Trust

      The purpose of this Agreement is to create the Trust for the benefit of the Beneficiaries, and to create the Exchange Right, the Automatic Exchange Right and the Exchange Put Right, all as herein provided. The Trustee will hold the WSI Special Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange Right, the Automatic Exchange Right and the Exchange Put Right in order to enable the Trustee to exercise or enforce such rights, in each case as trustee for and on behalf of the Beneficiaries as provided in this Agreement.

ARTICLE 3

WSI SPECIAL VOTING SHARE

      3.1     Issue and Ownership of the WSI Special Voting Share

      WSI concurrently with the execution and delivery hereof issues to and deposits with the Trustee the WSI Special Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries and in accordance with the provisions of this Agreement. WSI hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the issuance of the WSI Special Voting Share by WSI to the Trustee (and, in the event a taxing authority subsequently determines that the amount of consideration paid by CERI to WSI in exchange for the Special Voting Share was inadequate, CERI shall promptly pay out of its own funds the remaining amount deemed to be owing to WSI (plus an appropriate amount of interest)). During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the WSI Special Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the WSI Special Voting Share, provided that the Trustee shall:

(a) hold the WSI Special Voting Share and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

(b) except as specifically authorized by this Agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the WSI Special Voting Share and the WSI Special Voting Share shall not be used, or disposed of, by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.

      3.2     Legended Share Certificates

      CERI will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of their right to instruct the Trustee with respect to the exercise of the Voting Rights in respect of the Exchangeable Shares held by the Beneficiaries. The Trustee shall have no duty under the Agreement to monitor or enforce compliance by CERI with the aforesaid legending requirements.

      3.3     Safe Keeping of Certificate

      The certificate representing the WSI Special Voting Share shall at all times be held in safe keeping by the Trustee.

ARTICLE 4

EXERCISE OF VOTING RIGHTS

      4.1     Voting Rights

      The Trustee, as the holder of record of the WSI Special Voting Share, shall be entitled to all of the Voting Rights, including the right to vote in person or by proxy the WSI Special Voting Share on any matters, questions, proposals or propositions whatsoever that may properly come before the shareholders of WSI at a WSI Meeting or in connection with a WSI Consent. The Voting Rights shall be and remain vested in and exercised by the Trustee subject to the terms of this Agreement. Subject to Section 7.14:

(a) the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 4 from Beneficiaries on the record date established by WSI or by applicable law for such WSI meeting who are entitled to instruct the Trustee as to the voting thereof at the time at which the WSI Meeting is held or a WSI Consent is sought; and

(b) to the extent that no instructions are received from a Beneficiary with respect to the Voting Rights to which such Beneficiary is entitled, the Trustee shall not exercise or permit the exercise of such Voting Rights.

      4.2     Number of Votes

      With respect to all meetings of shareholders of WSI at which holders of WSI Common Shares are entitled to vote (each, a “WSI Meeting”) and with respect to all written consents sought by WSI from its shareholders including the holders of WSI Common Shares (each, a “WSI Consent”), each Beneficiary shall be entitled to instruct the Trustee to cast and exercise one of the votes comprised in the Voting Rights for each Exchangeable Share owned of record by such Beneficiary on the record date established by WSI or by applicable law for such WSI Meeting or WSI Consent, as the case may be (the “Beneficiary Votes”), in respect of each matter, question, proposal or proposition to be voted on at such WSI Meeting or in connection with such WSI Consent. WSI shall provide the Trustee with notice by the close of business on the third Business Day prior to a WSI meeting or WSI consent, that neither WSI nor its affiliates have exercised any votes in respect of the Exchangeable Shares.

      4.3     Mailings to Shareholders

      With respect to each WSI Meeting and WSI Consent, the Trustee will use its reasonable efforts to mail promptly or cause to be mailed (or otherwise communicate in the same manner as WSI utilizes in communications to holders of WSI Common Shares, subject to applicable regulatory requirements and provided such manner of communication is reasonably available to the Trustee) to each of the Beneficiaries named in the List (referred to in Section 4.6), such mailing or communication to commence whenever practicable on the same day as the mailing or notice (or other communication) with respect thereto is commenced by WSI to its holders of WSI Common Shares:

(a) a copy of such notice (or other communication), together with any related materials, including, without limitation, any proxy or information statement, to be provided to shareholders of WSI, but excluding proxies to vote WSI Common Shares;

(b) a statement that such Beneficiary is entitled to instruct the Trustee as to the exercise of the Beneficiary Votes with respect to such WSI Meeting or WSI Consent or, pursuant to Section 4.7, to attend such WSI Meeting and to exercise personally the Beneficiary Votes thereat;

(c) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

(i) a proxy to such Beneficiary or his designee to exercise personally the Beneficiary Votes; or

(ii) a proxy to a designated agent or other representative of the management of WSI to exercise such Beneficiary Votes;

(d) a statement that if no such instructions are received from the Beneficiary, the Beneficiary Votes to which such Beneficiary is entitled will not be exercised;

(e) a form of direction whereby the Beneficiary may so direct and instruct the Trustee as contemplated herein; and

(f) a statement of the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a WSI Meeting shall not be earlier than the close of business on the fourth Business Day prior to such meeting, and of the method for revoking or amending such instructions.

      The materials referred to in this Section 4.3 are to be provided to the Trustee by WSI and the materials referred to in Section 4.3(c), (e) and (f) shall be subject to reasonable comment by the Trustee in a timely manner, provided, however, that the Trustee shall have no obligation to review such materials. Subject to the foregoing, WSI shall ensure that the materials to be provided to the Trustee are provided in sufficient time to permit the Trustee to comment as aforesaid and to send all materials to each Beneficiary at the same time as such materials are first sent to holders of WSI Common Shares. WSI agrees not to communicate with holders of WSI Common Shares with respect to the materials referred to in this Section 4.3 otherwise than by mail unless such method of communication is also reasonably available to the Trustee for communication with the Beneficiaries.

      For the purpose of determining Beneficiary Votes to which a Beneficiary is entitled in respect of any WSI Meeting or WSI Consent, the number of Exchangeable Shares owned of record by the Beneficiary shall be determined at the close of business on the record date established by WSI or by applicable law for purposes of determining shareholders entitled to vote at such WSI Meeting or consent in respect of such WSI Consent. WSI will notify the Trustee of any decision of the Board of Directors with respect to the calling of any WSI Meeting or the seeking of a WSI Consent and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this Section 4.3.

      4.4     Copies of Shareholder Information

      WSI will deliver to the Trustee copies of all proxy materials (including notices of WSI Meetings but excluding proxies to vote WSI Common Shares), information statements, reports (including without limitation, all interim and annual financial statements) and other written communications that, in each case, are to be distributed from time to time to holders of WSI Common Shares in sufficient quantities and in sufficient time so as to enable the Trustee to send or cause to be sent those materials to each Beneficiary at the same time as such materials are first sent to holders of WSI Common Shares. The Trustee will mail or otherwise send or cause to be mailed or otherwise sent, to each Beneficiary, at the expense of WSI, copies of all such materials (and all materials specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by WSI) received by the Trustee from WSI contemporaneously with the sending of such materials to holders of WSI Common Shares. The Trustee will also make available for inspection by any Beneficiary at the Trustee’s principal office in Toronto, Ontario all proxy materials, information statements, reports and other written communications that are:

(a) received by the Trustee as the registered holder of the WSI Special Voting Share and made available by WSI generally to the holders of WSI Common Shares; or

(b) specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by WSI.

      4.5     Other Materials

      As soon as reasonably practicable after receipt by WSI or holders of WSI Common Shares (if such receipt is known by WSI) of any material sent or given by or on behalf of a third party to holders of WSI Common Shares generally, including without limitation, dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), WSI shall use its reasonable efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward or cause to be forwarded such material (unless the same has been provided directly to Beneficiaries by such third party) or cause to be mailed or otherwise sent, to each Beneficiary as soon as possible thereafter. As soon as reasonably practicable after receipt thereof, the Trustee will mail or otherwise send to each Beneficiary, at the expense of WSI, copies of all such materials received by the Trustee from WSI. The Trustee will also make available for inspection by any Beneficiary at the Trustee’s principal office in Toronto, Ontario copies of all such materials.

      4.6     List of Persons Entitled to Vote

      Unless the Trustee also acts as the transfer agent for the Exchangeable Shares (in which case the Trustee shall be able to prepare a list of the Beneficiaries from time to time), CERI shall, (a) prior to each annual, general and special WSI Meeting or the seeking of any WSI Consent and (b) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a

“List”) of the names and addresses of the Beneficiaries arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Beneficiary, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a WSI Meeting or a WSI Consent, at the close of business on the record date established by WSI or pursuant to applicable law for determining the holders of WSI Common Shares entitled to receive notice of and/or to vote at such WSI Meeting or to give consent in connection with such WSI Consent. Each such List shall be delivered to the Trustee promptly after receipt by CERI of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to permit the Trustee to perform its obligations under this Agreement and the Trustee may rely solely on each such List to identify the Beneficiaries in order to perform its obligations hereunder in connection with a WSI Meeting or a WSI Consent. WSI agrees to give CERI notice (with a copy to the Trustee) of the calling of any WSI Meeting or the seeking of any WSI Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable CERI to perform its obligations under this Section 4.6.

      4.7     Entitlement to Direct Votes

      Any Beneficiary named in a List prepared in connection with any WSI Meeting or WSI Consent will be entitled (a) to instruct the Trustee in the manner described in Section 4.3 with respect to the exercise of the Beneficiary Votes to which such Beneficiary is entitled or (b) to attend such meeting and personally exercise thereat, as the proxy of the Trustee, the Beneficiary Votes to which such Beneficiary is entitled.

      4.8     Voting by Trustee and Attendance of Trustee Representative at Meeting

      (a) In connection with each WSI Meeting and WSI Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Beneficiary pursuant to Section 4.3, the Beneficiary Votes as to which such Beneficiary is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions), other than any Beneficiary votes that are the subject of Section 4.8(b), provided, however, that such written instructions are received by the Trustee from the Beneficiary prior to the time and date fixed by the Trustee for receipt of such instruction in the notice given by the Trustee to the Beneficiary pursuant to Section 4.3.

      (b) The Trustee shall cause a representative who is empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each WSI Meeting. Upon submission by a Beneficiary (or its designee) named in the List prepared in connection with the relevant meeting, of identification satisfactory to the Trustee’s representative, and at the Beneficiary’s request, such representative shall sign and deliver to such Beneficiary (or its designee) a proxy to exercise personally the Beneficiary Votes as to which such Beneficiary is otherwise entitled hereunder to direct the vote, if such Beneficiary either (i) has not previously given the Trustee instructions pursuant to Section 4.3 in respect of such meeting or (ii) submits to such representative written revocation of any such previous instructions. At such meeting, the Beneficiary (or its designee) exercising such Beneficiary Votes shall have the same rights as the Trustee to speak at the meeting in favour of any matter, question, proposal or proposition, to vote by way of ballot at the meeting in respect of any matter, question, proposal or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

      4.9     Distribution of Written Materials

      Any written materials distributed by the Trustee pursuant to this Agreement shall be sent by mail (or otherwise communicated in the same manner as WSI utilizes in communications to holders of WSI Common Shares, subject to applicable regulatory requirements and provided such manner of communication is reasonably available to the Trustee) to each Beneficiary at its address as shown on the register of holders of Exchangeable Shares maintained by the registrar and transfer agent. WSI agrees not to communicate with holders of WSI Common Shares with respect to such written materials otherwise than by mail unless such method of communication is also reasonably available to the Trustee for communication with the Beneficiaries. CERI shall provide or cause to be provided to the Trustee for purposes of communication, on a timely basis and without charge or other expense:

(a) a current List; and

(b) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this Agreement (unless the Trustee also acts as the transfer agent for the Exchangeable Shares, in which case the Trustee shall prepare such mailing labels itself).

      4.10     Termination of Voting Rights

      All of the rights of a Beneficiary with respect to the Beneficiary Votes exercisable in respect of the Exchangeable Shares held by such Beneficiary, including the right to instruct the Trustee as to the voting of or to vote personally such Beneficiary Votes, shall be deemed to be surrendered by the Beneficiary to WSI or Capital Holdings, as the case may be, and such Beneficiary Votes and the Voting Rights represented thereby shall cease immediately upon (i) the delivery by such holder to the Trustee of the certificates representing such Exchangeable Shares, in connection with the exercise by the Beneficiary of the Exchange Right or Exchange Put Right, or upon the exercise of the Automatic Exchange Right (unless, in any such case, WSI or Capital Holdings shall not have delivered the requisite WSI Common Shares issuable in exchange therefor to the Trustee for delivery to the Beneficiaries), or (ii) upon the redemption of Exchangeable Shares pursuant to Article 6 or 7 of the Share Provisions, or (iii) upon the effective date of the liquidation, dissolution or winding-up of CERI pursuant to Article 5 of the Share Provisions, or (iv) upon the purchase of Exchangeable Shares from the holder thereof by Capital Holdings pursuant to the exercise by Capital Holdings of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

ARTICLE 5

EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

      5.1     Grant and Ownership of the Exchange Right

      WSI hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries (i) the right (the “Exchange Right”), upon the occurrence and during the continuance of an Insolvency Event, to require WSI to purchase from each and every Beneficiary all or any part of the Exchangeable Shares held by the Beneficiary, (ii) the Automatic Exchange Right, and (iii) the Exchange Put Right, all in accordance with the provisions of this Agreement. WSI hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right, the Automatic Exchange Right and the Exchange Put Right by WSI to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right, the Automatic Exchange Right and the Exchange Put Right and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right, the Automatic Exchange Right and the Exchange Put Right, provided that the Trustee shall:

(a) hold the Exchange Right, the Automatic Exchange Right and the Exchange Put Right and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

(b) except as specifically authorized by this Agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right, the Automatic Exchange Right or the Exchange Put Right, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which the Trust is created pursuant to this Agreement.

      5.2     Legended Share Certificates

      CERI will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of:

(a) their right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Beneficiary;

(b) the Automatic Exchange Right; and

(c) the Exchange Put Right.

      The Trustee shall have no duty under this Agreement to monitor or enforce compliance by CERI with aforesaid legending requirements.

      5.3     General Exercise of Exchange Right

      The Exchange Right shall be and remain vested in and exercisable by the Trustee. Subject to Section 7.14, the Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Article 5 from Beneficiaries entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Beneficiary with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.

      5.4     Purchase Price

      The purchase price payable by WSI (or Capital Holdings, as the case may be) for each Exchangeable Share to be purchased by WSI (or Capital Holdings, as the case may be) under the Exchange Right and the Exchange Put Right shall be an amount per share equal to (a) the Current Market Price of a WSI Common Share on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right or the Exchange Put Right, which shall be satisfied in full by WSI causing to be delivered to such holder one WSI Common Share, plus (b) to the extent not paid by CERI on the designated payment date therefor, an additional amount equal to and in satisfaction of the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the closing of the purchase and sale. In connection with each exercise of the Exchange Right or the Exchange Put Right, WSI shall provide to the Trustee an Officer’s Certificate setting forth the calculation of the purchase price for each Exchangeable Share. The purchase price for each such Exchangeable Share so purchased may be satisfied only by WSI issuing and delivering or causing to be delivered to the Trustee, on behalf of the relevant Beneficiary, one WSI Common Share and on the applicable payment date a cheque for the balance, if any, of the purchase price without interest (but less any amounts withheld pursuant to Section 5.13). Upon payment by WSI (or Capital Holdings, as the case may be) of such purchase price, the relevant Beneficiary shall cease to have any right to be paid any amount in respect of declared and unpaid dividends on each such Exchangeable Share by CERI.

      5.5     Exercise Instructions

      Subject to the terms and conditions herein set forth, a Beneficiary shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Beneficiary on the register of holders of Exchangeable Shares maintained by the registrar and transfer agent. To cause the exercise of the Exchange Right by the Trustee, the Beneficiary shall deliver to the Trustee, in person or by certified or registered mail, at its principal office in Toronto, Ontario or at such other places as the Trustee may from time to time designate by written notice to the Beneficiaries, the certificates representing the Exchangeable Shares which such Beneficiary desires WSI to purchase, duly endorsed in blank for transfer, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the articles and by-laws of CERI and such additional documents and instruments as the Trustee, CERI and WSI may reasonably require together with (a) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (i) that the Beneficiary thereby instructs the Trustee to exercise the Exchange Right so as to require WSI to purchase from the Beneficiary the number of Exchangeable Shares specified therein, (ii) that such Beneficiary has good title to and owns all such Exchangeable Shares to be acquired by WSI free and clear of all liens, claims and encumbrances, (iii) the names in which the certificates representing WSI Common Shares issuable in connection with the exercise of the Exchange Right are to be issued and (iv) the names and addresses of the persons to whom such new certificates should be delivered and (b) payment (or evidence satisfactory to the Trustee, CERI and WSI of payment) of the taxes (if any) payable as contemplated by Section 5.8 of this Agreement. If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by WSI under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of CERI.

      5.6     Delivery of WSI Common Shares; Effect of Exercise

      Promptly after the receipt of the certificates representing the Exchangeable Shares which the Beneficiary desires WSI to purchase under the Exchange Right, together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right (and payment of taxes, if any payable as contemplated by Section 5.8 or evidence thereof), duly endorsed for transfer to WSI, the Trustee shall notify WSI and CERI of its receipt of the same, which notice to WSI and CERI shall constitute exercise of the Exchange Right by the Trustee on behalf of the holder of such Exchangeable Shares, and WSI shall promptly thereafter deliver or cause to be delivered to the Trustee, for delivery to the relevant Beneficiary (or to such other persons, if any, properly designated by such Beneficiary) the number of WSI Common Shares issuable in connection with the exercise of the Exchange Right, and on the applicable payment date cheques for the balance, if any, of the total purchase price therefor without interest (but less any amounts withheld pursuant to Section 5.13); provided, however, that no such delivery shall be made unless and until the Beneficiary requesting the same shall have paid (or provided evidence satisfactory to the Trustee, CERI and WSI of the payment of) the taxes (if any) payable as contemplated by Section 5.8 of this Agreement. Immediately upon the giving of notice by the Trustee to WSI and CERI of the exercise of the Exchange Right as provided in this Section 5.6, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred and the relevant Beneficiary shall be deemed to have transferred to WSI all of such Beneficiary’s right, title and interest in and to the Exchangeable Shares which are the subject of the Exchange Right and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive such Beneficiary’s proportionate part of the total purchase price therefor, unless the requisite number of WSI Common Shares is not allotted, issued and delivered by WSI to the Trustee within five Business Days of the date of the giving of such notice by the Trustee or the balance of the purchase price, if any, is not paid by WSI on the applicable payment date therefor, in which case the rights of the Beneficiary shall remain unaffected until such WSI Common Shares are so allotted, issued and delivered, and the balance of the purchase price, if any, has been paid, by WSI. Upon delivery by WSI to the Trustee of such WSI Common Shares, and the balance of the purchase price, if any, the Trustee shall deliver such WSI Common Shares to such Beneficiary (or to such other persons, if any, properly designated by such Beneficiary). Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall be considered and deemed for all purposes to be the holder of the WSI Common Shares delivered to it pursuant to the exercise of the Exchange Right. If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by WSI under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of CERI.

      5.7     Exercise of Exchange Right Subsequent to Retraction

      In the event that a Beneficiary has exercised its right under Article 6 of the Share Provisions to require CERI to redeem any or all of the Exchangeable Shares held by the Beneficiary (the “Retracted Shares”) and is notified by CERI pursuant to section 6.6 of the Share Provisions that CERI will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, and provided that Capital Holdings shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Beneficiary has not revoked the retraction request delivered by the Beneficiary to CERI pursuant to section 6.7 of the Share Provisions and provided further that the Trustee has received written notice of the retraction request from CERI or WSI, the retraction request will constitute and will be deemed to constitute notice from the Beneficiary to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares that CERI is unable to redeem. In any such event, CERI hereby agrees with the Trustee and in favour of the Beneficiary promptly to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Beneficiary to CERI or to the transfer agent of the Exchangeable Shares (including without limitation, a copy of the retraction request delivered pursuant to section 6.1 of the Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that CERI is not permitted to redeem and will require WSI to purchase such shares in accordance with the provisions of this Article 5.

      5.8     Stamp or Other Transfer Taxes

      Upon any sale of Exchangeable Shares to WSI pursuant to the Exchange Right, the Exchange Put Right, the Automatic Exchange Right or the Exchange Put Right, the share certificate or certificates representing WSI Common Shares to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the relevant Beneficiary in respect of the Exchangeable Shares so sold or in such names as such Beneficiary may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold; provided, however, that such Beneficiary (a) shall pay (and none of WSI, CERI or the Trustee shall be required to pay) any documentary, stamp, transfer or other taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Beneficiary or (b) shall have evidenced to the satisfaction of the Trustee, WSI and CERI that such taxes, if any, have been paid.

      5.9     Notice of Insolvency Event

      As soon as practicable following the occurrence of an Insolvency Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event, CERI and WSI shall give written notice thereof to the Trustee. As soon as practicable following the receipt of notice from either CERI or WSI of the occurrence of an Insolvency Event, or upon the Trustee otherwise becoming aware of an Insolvency Event, the Trustee will mail to each Beneficiary, at the expense of WSI (such funds to be received in advance by the Trustee), a notice of such Insolvency Event in the form provided by WSI, which notice shall contain a brief statement of the rights of the Beneficiaries with respect to the Exchange Right; provided, however, that notice of an Insolvency Event based on CERI not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to section 6.6 of the Share Provisions need not be given more than once during each three-month period.

      5.10     Qualification of WSI Common Shares

      WSI covenants that if any WSI Common Shares to be issued and delivered pursuant to the Exchange Right, the Automatic Exchange Right or the Exchange Put Right, require registration or qualification with or approval of or the filing of any document, including any prospectus or similar document, or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial, territorial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfillment of any other Canadian or United States federal, provincial, territorial or state legal requirement before such shares may be issued and delivered by WSI to the initial holder thereof or in order that such shares may be freely traded thereafter (other than any restrictions of general application on transfer by reason of a holder being a “control person” of WSI for purposes of Canadian provincial securities law or an “affiliate” of WSI for purposes of United States federal or state securities law), WSI will in good faith expeditiously take all such actions and do all such things as are necessary or desirable to cause such WSI Common Shares to be and remain duly registered, qualified or approved. WSI will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all WSI Common

Shares to be delivered pursuant to the Exchange Right, the Automatic Exchange Right or the Exchange Put Right to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding WSI Common Shares have been listed by WSI and remain listed and are quoted or posted for trading at such time.

      5.11     WSI Common Shares

      WSI hereby represents, warrants and covenants that the WSI Common Shares issuable as described herein will be duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance.

      5.12     Automatic Exchange on Liquidation of WSI

      (a) WSI will give the Trustee written notice of each of the following events at the time set forth below:

(i) in the event of any determination by the Board of Directors to institute voluntary liquidation, dissolution or winding-up proceedings with respect to WSI or to effect any other distribution of assets of WSI among its shareholders for the purpose of winding up its affairs, at least 30 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

(ii) as soon as practicable following the earlier of (A) receipt by WSI of notice of, and (B) WSI otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of WSI or to effect any other distribution of assets of WSI among its shareholders for the purpose of winding up its affairs, in each case where WSI has failed to contest in good faith any such proceeding commenced in respect of WSI within 30 days of becoming aware thereof.

      (b) As soon as practicable following receipt by the Trustee from WSI of notice of any event (a “Liquidation Event”) contemplated by Section 5.12(a)(i) or 5.12(a)(ii) above, the Trustee will give notice thereof to the Beneficiaries at the expense of WSI (such funds to be received in advance). Such notice shall be provided to the Trustee by WSI and shall include a brief description of the automatic exchange of Exchangeable Shares for WSI Common Shares provided for in Section 5.12(c).

      (c) In order that the Beneficiaries will be able to participate on a pro rata basis with the holders of WSI Common Shares in the distribution of assets of WSI in connection with a Liquidation Event, on the fifth Business Day prior to the effective date (the “Liquidation Event Effective Date”) of a Liquidation Event all of the then outstanding Exchangeable Shares shall be automatically exchanged for WSI Common Shares. To effect such automatic exchange, WSI shall purchase on the fifth Business Day prior to the Liquidation Event Effective Date each Exchangeable Share then outstanding and held by Beneficiaries, and each Beneficiary shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to (a) the Current Market Price of a WSI Common Share on the fifth Business Day prior to the Liquidation Event Effective Date, which shall be satisfied in full by WSI issuing to the Beneficiary one WSI Common Share, and (b) to the extent not paid by CERI, an additional amount equal to and in satisfaction of the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of the exchange. WSI shall provide the Trustee with an Officer’s Certificate in connection with each automatic exchange setting forth the calculation of the purchase price for each Exchangeable Share.

      (d) On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for WSI Common Shares shall be deemed to have occurred, and each Beneficiary shall be deemed to have transferred to WSI all of the Beneficiary’s right, title and interest in and to such Beneficiary’s Exchangeable Shares and the related interest in the Trust Estate, any right of each such Beneficiary to receive declared and unpaid dividends from CERI shall be deemed to be satisfied and discharged and each such Beneficiary shall cease to be a holder of such Exchangeable Shares and WSI shall issue to the Beneficiary the WSI Common Shares issuable upon the automatic exchange of Exchangeable Shares for

WSI Common Shares and on the applicable payment date shall deliver to the Trustee for delivery to the Beneficiary a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares without interest but less any amounts withheld pursuant to Section 5.13. Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall be considered and deemed for all purposes to be the holder of the WSI Common Shares issued pursuant to the automatic exchange of Exchangeable Shares for WSI Common Shares and the certificates held by the Beneficiary previously representing the Exchangeable Shares exchanged by the Beneficiary with WSI pursuant to such automatic exchange shall thereafter be deemed to represent WSI Common Shares issued to the Beneficiary by WSI pursuant to such automatic exchange. Upon the request of a Beneficiary and the surrender by the Beneficiary to the Trustee or WSI of Exchangeable Share certificates deemed to represent WSI Common Shares, duly endorsed in blank and accompanied by such instruments of transfer as WSI may reasonably require, WSI shall deliver or cause to be delivered to the Beneficiary certificates representing WSI Common Shares of which the Beneficiary is the holder.

      5.13     Withholding Rights

      (a) WSI, CERI and the Trustee shall be entitled to deduct and withhold from any consideration otherwise payable under this Agreement to any holder of Exchangeable Shares or WSI Common Shares such amounts as WSI, CERI or the Trustee is required to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, territorial, state, local or foreign tax law, in each case as amended or succeeded. The Trustee may act and rely on the advice of counsel with respect to such matters. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, WSI, CERI and the Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to WSI, CERI or the Trustee, as applicable, as the case may be, to enable it to comply with such deduction or withholding requirement and WSI, CERI or the Trustee shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale.

      (b) Any other provision of this agreement notwithstanding, the Trustee shall not be responsible for determining and shall have no duty to determine or verify whether any taxes are payable or, if any taxes are payable, the amount thereof to be deducted and remitted to any taxing authority or agency in any jurisdiction, in respect of any consideration or the amount otherwise payable under this agreement to any person (including any holder or former holder of Exchangeable Shares or WSI Common Shares) at any time. The Trustee shall not be responsible for determining the adequacy of or otherwise examining any evidence of the payment of any taxes which any Beneficiary or other party may at any time submit to the Trustee. The making of such determinations is the responsibility solely of WSI and CERI and the Trustee shall be entitled to rely and act upon any written instructions which it may receive from either WSI and CERI or their respective counsel with regard to the withholding and remittance of tax and/or the retention of sufficient funds by the Trustee to enable it to comply with any applicable withholding taxes. If no written instructions to withhold have been received by the Trustee from WSI and CERI or their counsel by the date when the Trustee is required to make or forward payment to a given party, the Trustee may proceed to make or forward such payment without deduction or withholding or retention of funds on account of taxes on the assumption that no deduction or withholding or retention of funds on account of taxes is required. Prior to the making of any distributions to holders or former holders of Exchangeable Shares, WSI and/or CERI shall ensure that the Trustee has access to sufficient funds (by directly providing, if necessary, such funds to the Trustee) to enable the Trustee to comply with any applicable withholding taxes in connection with such distribution.

      5.14     Purchase of Exchangeable Shares by WSI

      WSI hereby grants to the Trustee, as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries the benefit of its covenant and agreement (the “Exchange Put Right”) that it shall purchase (or cause Capital Holdings to purchase) all Exchangeable Shares in respect of which the holder thereof has not, in the circumstances contemplated in the Share Provisions and, if applicable, the Plan of Arrangement, received the full amount of the Liquidation Call Purchase Price, Retraction Price, Purchase Price, Redemption Price or Redemption Call Purchase Price, as the case may be, together with all declared and unpaid dividends, as applicable, to which the holder is entitled in respect of such shares pursuant to the Share Provisions and, if applicable, the Plan of Arrangement, and it shall be at the discretion of WSI to decide, in respect of each such holder, which of Capital Holdings and WSI shall purchase the Exchangeable Shares.

ARTICLE 6

RESTRICTIONS ON ISSUE OF WSI SPECIAL VOTING STOCK

      6.1     Issue of Additional Shares

      During the term of this Agreement, WSI will not, without the consent of the holders at the relevant time of Exchangeable Shares, given in accordance with section 10.2 of the Share Provisions, issue any shares of its special voting preferred stock in the same series as the WSI Special Voting Share. The Trustee shall have no duty under this Agreement to monitor or enforce compliance by WSI with its obligations under this Article 6.

ARTICLE 7

CONCERNING THE TRUSTEE

      7.1     Powers and Duties of the Trustee

      The rights, powers, duties and authorities of the Trustee under this Agreement, in its capacity as trustee of the Trust, shall include:

(a) receipt and deposit of the WSI Special Voting Share from WSI as Trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

(b) granting proxies and distributing materials to the Beneficiaries as provided in this Agreement;

(c) voting the Beneficiary Votes in accordance with the provisions of this Agreement;

(d) receiving the grant of the Exchange Right, the Automatic Exchange Right and the Exchange Put Right from WSI as Trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

(e) exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Right and the Exchange Put Right, in each case in accordance with the provisions of this Agreement, and in connection therewith receiving from the Beneficiaries Exchangeable Shares and other requisite documents and distributing to such Beneficiaries WSI Common Shares and cheques, if any, to which such Beneficiaries are entitled upon the exercise of the Exchange Right or pursuant to the Automatic Exchange Right or the Exchange Put Right, as the case may be;

(f) holding title to the Trust Estate;

(g) taking action at the direction of a Beneficiary or Beneficiaries to enforce the obligations of WSI and CERI under this Agreement; and

(h) taking such other actions and doing such other things as are specifically provided in this Agreement.

      In the exercise of such rights, powers, duties and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers, duties and authority not in conflict with any of the provisions of this Agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of duties or of such discretionary rights, powers, duties and authorities by the Trustee shall be final, conclusive and binding upon all persons. For greater certainty, and anything else herein notwithstanding, the Trustee shall have only those duties as set out specifically in this Agreement.

      The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith and with a view to the best interests of the Beneficiaries and shall exercise the degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

      The Trustee shall not be bound to give notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Trustee be required to take any notice of, or to do, or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Trustee, and in the absence of such notice the Trustee may for all purposes of this Agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

      7.2     No Conflict of Interest

      The Trustee represents to WSI and CERI that at the date of execution and delivery of this Agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder. The Trustee shall, within 90 days after it becomes aware that such material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 10. If, notwithstanding the foregoing provisions of this Section 7.2, the Trustee has such a material conflict of interest, the validity and enforceability of this Agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this Section 7.2, any interested party may apply to the Court for an order that the Trustee be replaced as Trustee hereunder.

      7.3     Dealings with Transfer Agents, Registrars, etc.

      WSI and CERI irrevocably authorize the Trustee, from time to time, to:

(a) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and WSI Common Shares; and

(b) requisition, from time to time, (i) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this Agreement and (ii) from the transfer agent of WSI Common Shares, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Exchange Right and pursuant to the Automatic Exchange Right and the Exchange Put Right.

      WSI and CERI irrevocably authorize their respective registrars and transfer agents to comply with all such requests. WSI covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Right, the Automatic Exchange Right and the Exchange Put Right.

      7.4     Books and Records

      The Trustee shall keep available for inspection by WSI and CERI at the Trustee’s principal office in Toronto, Ontario correct and complete books and records of account relating to the Trust created by this Agreement, including without limitation, all relevant data relating to mailings and instructions to and from Beneficiaries and all transactions pursuant to the Exchange Right, the Automatic Exchange Right and the Exchange Put Right. On or before January 31, 2005, and on or before January 31st in every year thereafter (and on any other date upon request by WSI or CERI, acing reasonably, in respect of any other period), so long as the WSI Special Voting Share is on deposit with the Trustee, the Trustee shall transmit to WSI and CERI a brief report, dated as of the preceding December 31st (or such other specified date in respect of any other requested period), with respect to:

(a) the property and funds comprising the Trust Estate as of that date;

(b) the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Beneficiaries in consideration of the issuance and delivery by WSI of WSI Common Shares in connection with the Exchange Right, during the calendar year ended on such December 31st (or such other specified date in respect of any other requested period); and

(c) any action taken by the Trustee in the performance of its duties under this Agreement which it had not previously reported and which, in the Trustee’s opinion, materially affects the Trust Estate.

      7.5     Income Tax Returns and Reports

      The Trustee shall, to the extent necessary, and as advised by counsel, cause to be prepared and filed on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Exchangeable Shares are traded. In connection therewith, the Trustee may obtain the advice and assistance of such experts or advisors as the Trustee considers necessary or advisable (who may be experts or advisors to WSI or CERI). If requested by the Trustee, WSI or CERI shall retain qualified experts or advisors for the purpose of providing such tax advice or assistance. Further, the Trustee shall provide draft copies of any such returns and reports to WSI and CERI prior to their being filed and shall permit WSI and CERI to comment thereon and shall consider in good faith any comments made by WSI or CERI.

      7.62     Indemnification Prior to Certain Actions by Trustee

      The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Beneficiary upon such Beneficiary furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Beneficiary shall be obligated to furnish to the Trustee any such security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the WSI Special Voting Share pursuant to Article 4, subject to Section 7.14, and with respect to the Exchange Right pursuant to Article 5, subject to Section 7.14, and with respect to the Automatic Exchange Right and the Exchange Put Right pursuant to Article 5.

      None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties, or authorities unless funded, given security and indemnified as aforesaid.

      7.7     Action of Beneficiaries

      No Beneficiary shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this Agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Beneficiary has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in Section 7.6 and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Beneficiary shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Beneficiaries shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or the Voting Rights, the Exchange Rights, the Automatic Exchange Right or the Exchange Put Right except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Beneficiaries.

      7.8     Reliance Upon Declarations

      (a) The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon lists, (including any lists), notices, statutory declarations, certificates (including share certificates and Officers’ Certificates), opinions or reports or other paper or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder if such lists (including Lists), notices, statutory declarations, certificates (including share certificates and Officers’ Certificates), opinions or reports or other paper or documents comply with the provisions of Section 7.9, if applicable, and with any other applicable provisions of this Agreement.

      (b) Any other provision of this Agreement notwithstanding, the Trustee as trustee under this Agreement shall have no obligation to ensure or verify compliance with any applicable laws or rules or regulatory requirements (including those of any securities commission or securities exchange or other relevant trading system), or articles or by-laws of WSI or CERI, on the issuance or delivery of WSI Common Shares or the transfer of any Exchangeable Shares, occurring in connection with or upon any exercise of the Exchange Right, Automatic Exchange Right, and the Exchange Put Right. Except to the extent it may be specifically advised in writing to the contrary by legal counsel, the Trustee as trustee under this Agreement shall be entitled to regard all transfers of Exchangeable Shares and the issuance and delivery of all WSI Common Shares related to the exercise of the Exchange Right, Automatic Exchange Right, and the Exchange Put Right, upon the presumption that such transfers and issuances and deliveries are permissible pursuant to all applicable laws and rules and regulatory requirements (including those of any securities commission or securities exchange or other relevant trading system), and the articles and by-laws of WSI or CERI, as applicable, and the terms of this Agreement and the Exchangeable Shares Provisions. Except to the extent it may be specifically advised in writing to the contrary by legal counsel or WSI or CERI in the case of specifically identified Beneficiaries, the Trustee may assume for all purposes of this Agreement that the address of any Beneficiary as shown on the register of holders of Exchangeable Shares maintained by the registrar or transfer agent of the Exchangeable Shares is the Beneficiary’s actual address for the time being and is also determinative of the Beneficiary’s residency for the time being. Any other provision of this Agreement notwithstanding, the Trustee shall not be responsible for verifying or determining at any time (a) whether an Insolvency Event or any event which, with the giving of notice or the passage of time or both would be an Insolvency Event, has in fact occurred; (b) whether the solvency requirements of any applicable law will or will not permit CERI to redeem all Retracted Shares or, if less than all, how many, (and shall be entitled to rely on any notification given by CERI in this regard); (c) whether applicable law establishes a record date for any WSI Meeting, or WSI Consent or, if applicable law does establish any such record date, what the date so established is, and the Trustee shall be entitled to accept as valid and lawful for all purposes any record date established or stated by WSI for any WSI Meeting or WSI Consent unless advised in writing by legal counsel of a different record date established by applicable law.

      7.9     Evidence and Authority to Trustee

      WSI and/or CERI shall furnish to the Trustee evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by WSI and/or CERI or the Trustee under this Agreement or as a result of any obligation imposed under this Agreement, including, without limitation, in respect of the Voting Rights or the Exchange Right or the Automatic

Exchange Right or the Exchange Put Right and the taking of any other action to be taken by the Trustee at the request of, or on the application of, WSI and/or CERI, promptly, if and when:

(a) such evidence is required by any other Section of this Agreement to be furnished to the Trustee in accordance with the terms of this Section 7.9; or

(b) the Trustee, in the exercise of its rights, powers, duties and authorities under this Agreement, gives WSI and/or CERI written notice requiring it to furnish such evidence in relation to any particular action or obligation or matter specified in such notice.

      Such evidence shall consist of an Officer’s Certificate of WSI and/or CERI or a statutory declaration or a certificate made by persons entitled to sign an Officer’s Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement.

      Whenever such evidence relates to a matter other than the Voting Rights, the Exchange Right, the Automatic Exchange Right or the Exchange Put Right or the taking of any other action to be taken by the Trustee at the request or on the application of WSI and/or CERI, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, attorney, auditor, accountant, appraiser, valuator, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of WSI and/or CERI it shall be in the form of an Officer’s Certificate or a statutory declaration.

      Each statutory declaration, Officer’s Certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this Agreement shall include a statement by the person giving the evidence:

(a) declaring that he has read and understands the provisions of this Agreement relating to the condition in question;

(b) describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement or opinion; and

(c) declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.

      7.10 Experts, Advisers and Agents

      The Trustee may:

(a) in relation to these presents act, or not act, and rely on the opinion or advice of or information obtained from any solicitor, attorney, auditor, accountant, appraiser, valuator, engineer or other expert, whether retained by the Trustee or by WSI and/or CERI or otherwise, and may retain or employ such assistants as in its reasonable opinion may be necessary to the proper discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid. The fees of such experts are to be part of the Trustee’s fees hereunder; and

(b) employ such agents and other assistants as it may reasonably require for the proper determination and/or discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the Trust.

      7.11     Trustee Not Required to Give Security

      The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.

      7.12     Trustee Not Bound to Act on Request

      Except as in this Agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of WSI and/or CERI or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

      7.13     Authority to Carry on Business

      The Trustee represents to WSI and CERI that at the date of execution and delivery by it of this Agreement it is authorized to carry on the business of a trust company in Canada but if, notwithstanding the provisions of this Section 7.13, it ceases to be so authorized to carry on business, the validity and enforceability of this Agreement and the Voting Rights, the Exchange Right, the Automatic Exchange Right and the Exchange Put Right shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in Canada, either become so authorized or resign in the manner and with the effect specified in Article 10.

      7.14     Conflicting Claims

      If conflicting claims or demands are made or asserted with respect to any interest of any Beneficiary in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Beneficiary in any Exchangeable Shares, resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claims or demands. In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Rights, Automatic Exchange Right or Exchange Put Right subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

(a) the rights of all adverse claimants with respect to the Voting Rights, Exchange Right, Automatic Exchange Right or Exchange Put Right subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

(b) all differences with respect to the Voting Rights, Exchange Right, Automatic Exchange Right or Exchange Put Right subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement certified to be in full force and effect.

      If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate to fully indemnify it as between all conflicting claims or demands.

      7.15     Acceptance of Trust

      The Trustee hereby accepts the Trust created and provided for by and in this Agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Beneficiaries, subject to all the terms and conditions herein set forth.

ARTICLE 8

COMPENSATION

      8.1     Fees and Expenses of the Trustee

      WSI and CERI jointly and severally agree to pay the Trustee reasonable compensation for all of the services rendered by it under this Agreement and will reimburse the Trustee for all reasonable expenses (including, but not limited to, taxes other than taxes based on the net income of the Trustee, fees paid to legal counsel and other experts and advisors and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by the Trustee in connection with its duties under this Agreement; provided that WSI and CERI shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted in bad faith or with negligence, recklessness or wilful misconduct. Any amount owing under this Section or otherwise under this Agreement and unpaid thirty (30) days after request for such payment with appropriate supporting documentation, shall bear interest from the expiration of such thirty (30) day period at a rate per annum equal to the then current reasonable rate charged by the Trustee. The obligation in this Section shall survive the resignation or removal of the Trustee and the termination of the trusts created by this Agreement.

ARTICLE 9

INDEMNIFICATION AND LIMITATION OF LIABILITY

      9.1     Indemnification of the Trustee

      WSI and CERI jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this Agreement (collectively, the “Indemnified Parties”) against all claims, losses, damages, reasonable costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee’s legal counsel) which, without fraud, negligence, recklessness, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason or as a result of the Trustee’s acceptance or administration of the Trust, its compliance with its duties set forth in this Agreement, or any written or oral instruction delivered to the Trustee by WSI or CERI pursuant hereto.

      In no case shall WSI or CERI be liable under this indemnity for any claim against any of the Indemnified Parties unless WSI and CERI shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii) below, WSI and CERI shall be entitled to participate at their own expense in the defence and, if WSI and CERI so elect at any time after receipt of such notice, either of them may assume the defence of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defence thereof, but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by WSI or CERI; or (ii) the named parties to any such suit include both the Trustee and WSI or CERI and the Trustee shall have been advised by counsel acceptable to WSI or CERI that there may be one or more legal defences available to the Trustee that are different from or in addition to those available to WSI or CERI and that, in the judgment of such counsel, would present a conflict of interest were a joint representation to be undertaken (in which case WSI and CERI shall not have the right to assume the defence of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee). This indemnity shall survive the termination of this Agreement and the resignation or removal of the Trustee.

      9.2     Limitation of Liability

      The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this Agreement, except to the extent that such loss is attributable to the fraud, negligence, recklessness, wilful misconduct or bad faith on the part of the Trustee.

ARTICLE 10

CHANGE OF TRUSTEE

      10.1     Resignation

      The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to WSI and CERI specifying the date on which it desires to resign, provided that such notice shall not be given less than 30 days before such desired resignation date unless WSI and CERI otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, WSI and CERI shall promptly appoint a successor trustee, which shall be a corporation organized and existing under the laws of Canada or any province therein and authorized to carry on the business of a trust company in Canada, by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing the appointment and acceptance of a successor trustee, a successor trustee may be appointed by order of a court of competent jurisdiction upon application of one or more of the parties to this Agreement. If the retiring trustee is the party initiating an application for the appointment of a successor trustee by order of a court of competent jurisdiction, WSI and CERI shall be jointly and severally liable to reimburse the retiring trustee for its legal costs and expenses incurred in connection with same.

      10.2     Removal

      The Trustee, or any trustee hereafter appointed, may (provided a successor trustee is appointed) be removed at any time on not less than 30 days’ prior notice by written instrument executed by WSI and CERI, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee.

      10.3     Successor Trustee

      Any successor trustee appointed as provided under this Agreement shall execute, acknowledge and deliver to WSI and CERI and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with the like effect as if originally named as trustee in this Agreement. However, on the written request of WSI and CERI or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this Agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, WSI, CERI and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

      10.4     Notice of Successor Trustee

      Upon acceptance of appointment by a successor trustee as provided herein, WSI and CERI shall cause to be mailed notice of the succession of such trustee hereunder to each Beneficiary specified in a List. If WSI or CERI shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of WSI and CERI.

ARTICLE 11

WSI SUCCESSORS

      11.1     Certain Requirements in Respect of Combination, etc.

      WSI shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

(a) such other person or continuing corporation (herein called the “WSI Successor”), by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, a trust agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee, acting reasonably, and in the opinion of legal counsel to the Trustee are reasonably necessary or advisable to evidence the assumption by the WSI Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such WSI Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of WSI under this Agreement; and

(b) such transaction shall, to the satisfaction of the Trustee, acting reasonably, and in the opinion of legal counsel to the Trustee, be upon such terms and conditions as to preserve substantially and not impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Beneficiaries hereunder.

      11.2     Vesting of Powers in Successor

      Whenever the conditions of Section 11.1 have been duly observed and performed, the Trustee, WSI Successor and CERI shall, if required by Section 11.1, execute and deliver the supplemental trust agreement provided for in Article 12 and thereupon the WSI Successor shall possess and from time to time may exercise each and every right and power of WSI under this Agreement in the name of WSI or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of WSI or any officers of WSI may be done and performed with like force and effect by the directors or officers of such WSI Successor.

      11.3     Wholly-Owned Subsidiaries

      Subject to section 4.6 of the Arrangement Agreement, nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned direct or indirect subsidiary of WSI with or into WSI or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of WSI provided that all of the assets of such subsidiary are transferred to WSI or another wholly-owned direct or indirect subsidiary of WSI and any such transactions are expressly permitted by this Article 11.

ARTICLE 12

AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

      12.1     Amendments, Modifications, etc.

      This Agreement may not be amended or modified except by an agreement in writing executed by WSI, CERI and the Trustee and approved by the Beneficiaries in accordance with section 10.2 of the Share Provisions.

      12.2     Ministerial Amendments

      Notwithstanding the provisions of Section 12.1, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the Beneficiaries, amend or modify this Agreement for the purposes of:

(a) adding to the covenants of any or all parties hereto for the protection of the Beneficiaries hereunder provided that the board of directors of each of CERI and WSI shall be of the good faith opinion (confirmed in writing by each to the Trustee) that such additions will not be prejudicial to the rights or interests of the Beneficiaries;

(b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the board of directors of each of WSI and CERI (confirmed in writing by each to the Trustee) and in the opinion of the Trustee, having in mind the best interests of the Beneficiaries, it may be expedient to make, provided that such boards of directors and the Trustee, acting on the advice of counsel, shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Beneficiaries; or

(c) making such changes or corrections which, on the advice of counsel to WSI, CERI and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Trustee, acting on the advice of counsel, and the board of directors of each of WSI and CERI shall be of the opinion that such changes or corrections will not be prejudicial to the rights and interests of the Beneficiaries.

      12.3     Meeting to Consider Amendments

      CERI, at the request of WSI, shall call a meeting or meetings of the Beneficiaries for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the articles and by-laws of CERI, the Share Provisions and all applicable laws. The Trustee shall have no duty under this Agreement to monitor or enforce compliance by CERI with the requirements of this section 12.3.

      12.4     Changes in Capital of WSI and CERI

      At all times after the occurrence of any event contemplated pursuant to section 2.7 or 2.8 of the Support Agreement or otherwise, as a result of which either WSI Common Shares or the Exchangeable Shares or both are in any way changed, and after the Trustee has been notified in writing of such occurrence in reasonable detail by WSI or CERI, this Agreement shall forthwith be amended and modified as necessary in the opinion of counsel in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which WSI Common Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental trust agreement giving effect to and evidencing such necessary amendments and modifications.

      12.5     Execution of Supplemental Trust Agreements

      No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time CERI (when authorized by a resolution of its board of directors), WSI (when authorized by a resolution of the Board of Directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

(a) evidencing the succession of WSI Successors and the covenants of and obligations assumed by each such WSI Successor in accordance with the provisions of Article 11 and the successors of any successor trustee in accordance with the provisions of Article 10;

(b) making any additions to, deletions from or alterations of the provisions of this Agreement or the Voting Rights, the Exchange Right, the Automatic Exchange Right or the Exchange Put Right which, in the opinion of the Trustee, in reliance on a certificate of CERI, will not be prejudicial to the interests of the Beneficiaries or are, in the opinion of counsel to the Trustee, necessary or advisable in order to incorporate, reflect or comply with any legislation, the provisions of which apply to WSI, CERI, the Trustee or this Agreement; and

(c) for any other purposes not inconsistent with the provisions of this Agreement, including without limitation, to make or evidence any amendment or modification to this Agreement as contemplated hereby, provided that, in the opinion of the Trustee, in reliance on a certificate of CERI, the rights of the Trustee and Beneficiaries will not be prejudiced thereby.

ARTICLE 13

TERMINATION

      13.1     Term

      The Trust created by this Agreement shall continue until the earliest to occur of the following events:

(a) no outstanding Exchangeable Shares are held by a Beneficiary;

(b) each of WSI and CERI elects in writing to terminate the Trust and such termination is approved by the Beneficiaries in accordance with section 10.2 of the Share Provisions; and

(c) 21 years after the death of the last survivor of the descendants of His Majesty King George VI of Canada and the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.

      13.2     Survival of Agreement

      This Agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Beneficiary; provided, however, that the provisions of Articles 8 and 9 shall survive any such termination of this Agreement.

ARTICLE 14

GENERAL

      14.1     Severability

      If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

      14.2     Enurement

      This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Beneficiaries.

      14.3     Notices to Parties

      All notices and other communications required or permitted to be given pursuant to any provision of this Agreement shall be given or made in writing and shall be deemed to be validly given if served personally, including by prepaid courier delivery, or by telecopy, in each case addressed to the particular party at:

(a)	if to WSI or CERI, at:

Capital Environmental Resource Inc.

1122 International Blvd, Suite 601
Burlington, Ontario
L7L 6Z8

Attention: General Counsel

Fax No.: (905) 319-9408

(b)	if to the Trustee, at:

Computershare Trust Company of Canada

9th Floor, North Tower
100 University Avenue
Toronto, ON
M5J 2Y1

Attention: Manager, Corporate Trust Services

Fax No.: (416) 981-9777

or at such other address of which any party may, from time to time, advise the other parties by notice in writing given in accordance with the foregoing. Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof, unless such day is not a Business Day or unless such delivery occurs after 5:00 p.m. (local time) in which case it shall be deemed to have been given and received on the immediately following Business Day.

      14.4     Notice to Beneficiaries

      Any and all notices to be given and any documents to be sent to any Beneficiaries may be given or sent to the address of such Beneficiary shown on the register of holders of Exchangeable Shares in any manner permitted by the by-laws of CERI from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such by-laws, the provisions of which by-laws shall apply mutatis mutandis to notices or documents as aforesaid sent to such Beneficiaries. The Trustee shall have no duty under this Agreement to monitor or enforce compliance by any of WSI or CERI with the requirements of this section. Any and all notices to be given and any documents to be sent or delivered to any Beneficiaries by the Trustee may be given or sent to the address of such Beneficiary shown on the register of holders of Exchangeable Shares maintained by the registrar or transfer agent of the Exchangeable Shares and shall be delivered or sent by mail (or otherwise communicated in the same manner as WSI utilized in communications to holders of WSI Common Shares, subject to the Trustee being advised in writing of such method and such method being reasonably available to the Trustee).

      14.5     Jurisdiction

      This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

      14.6     Attornment

      Each of the Trustee, WSI and CERI agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and WSI hereby appoints CERI at its registered office in the Province of Ontario as attorney for service of process.

      14.7      Counterparts

      This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WASTE SERVICES, INC.

By:

Name:
Title:

CAPITAL ENVIRONMENTAL RESOURCE INC.

By:

Name:
Title:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:

Name:
Title:

By:

Name:
Title:

ANNEX G

FORM OF EXCHANGEABLE SHARE PROVISIONS

PROVISIONS ATTACHING TO THE

EXCHANGEABLE SHARES OF CAPITAL ENVIRONMENTAL RESOURCE INC.

      The Exchangeable Shares shall have the following rights, privileges, restrictions and conditions:

ARTICLE 1

INTERPRETATION

      1.1     For the purposes of these share provisions, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following meanings, respectively:

“affiliate” of any person means any other person directly or indirectly controlled by, or under control of, that person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control of”), as applied to any person, means the possession by another person of the power to direct or cause the direction of the management and policies of that first mentioned person through the direct or indirect ownership of over 50% of the voting securities;

“Arrangement” means the arrangement under section 182 of the OBCA on the terms and subject to the conditions set out in the Plan of Arrangement, to which plan these share provisions are attached as Appendix 1 and which Plan of Arrangement (other than Appendix 1 thereto) is attached to these share provisions as Exhibit A, subject to any amendments or variations thereto made in accordance with section 6.1 of the Arrangement Agreement or Article 6 of the Plan of Arrangement or made at the direction of the Court in the Final Order;

“Arrangement Agreement” means the agreement made June 9, 2004 among WSI, CERI and Capital Holdings, as amended, supplemented or restated in accordance therewith prior to the Effective Date, providing for, among other things, the Arrangement;

“Board of Directors” means the board of directors of CERI;

“Business Day” means any day on which commercial banks are generally open for business in New York, New York and Toronto, Ontario, other than a Saturday, a Sunday or a day observed as a statutory holiday in New York, New York under the laws of the State of New York or the federal laws of the United States of America or in Toronto, Ontario under the laws of the Province of Ontario or the federal laws of Canada;

“Canadian Dollar Equivalent” means in respect of an amount expressed in a currency other than Canadian dollars (the “Foreign Currency Amount”) at any date, the product obtained by multiplying:

(a) the Foreign Currency Amount by,

(b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose;

“Capital Holdings” means Capital Environmental Holdings Company, an unlimited liability company existing under the laws of the Province of Nova Scotia and a subsidiary of WSI;

“Capital Holdings Call Notice” has the meaning ascribed thereto in Section 6.3 hereof;

“CERI” means Capital Environmental Resource Inc., a company existing under the laws of the Province of Ontario;

“CERI Common Shares” means the voting common shares in the capital of CERI;

“CERI Preferred Shares” means the preferred shares in the capital of CERI;

“Court” means the Ontario Superior Court of Justice;

“Current Market Price” means, in respect of a WSI Common Share on any date, the Canadian Dollar Equivalent of the average of the closing bid and ask prices of WSI Common Shares during a period of 20 consecutive trading days ending not more than three trading days before such date on NASDAQ, or, if the WSI Common Shares are not then quoted on NASDAQ, on such other stock exchange or automated quotation system on which the WSI Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors, acting reasonably and in good faith, the public distribution or trading activity of WSI Common Shares during such period (whether or not traded on a stock exchange or automated quotation system) does not create a market which reflects the fair market value of a WSI Common Share, then the Current Market Price of a WSI Common Share shall be determined by the Board of Directors, in good faith and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding;

“Director” means the Director appointed pursuant to section 278 of the OBCA;

“Dividend Amount” has the meaning ascribed thereto in Section 6.3 hereof;

“Drop Dead Date” means August 31, 2004, or such later date as may be mutually agreed to by the parties to the Arrangement Agreement;

“Effective Date” means the date shown on the certificate of arrangement to be issued by the Director under the OBCA giving effect to the Arrangement, provided that such date occurs on or prior to the Drop Dead Date;

“Exchangeable Share Voting Event” means any matter in respect of which holders of Exchangeable Shares are entitled to vote as a separate class of shareholders of CERI, including to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable Shares to maintain their economic equivalence with the WSI Common Shares, but, for greater certainty, does not include any matter in respect of which holders of Exchangeable Shares are entitled to vote (or instruct the Trustee to vote) in their capacity as Beneficiaries under (and as that term is defined in) the Voting and Exchange Trust Agreement;

“Exchangeable Shares” means the exchangeable shares in the capital of CERI, having the rights, privileges, restrictions and conditions set forth herein;

“Final Order” means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed;

“Governmental Entity” means any (a) multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) any subdivision, agent, commission, board or authority of any of the foregoing, (c) any regulatory agency or self-regulatory authority (including the Ontario Securities Commission, the Quebec Securities Commission, the NASDAQ and the United States Securities and Exchange Commission) or (d) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

“ITA” means the Income Tax Act (Canada), as amended;

“Liquidation Amount” has the meaning ascribed thereto in Section 5.1 hereof;

“Liquidation Call Right” has the meaning ascribed thereto in section 5.1 of the Plan of Arrangement;

“Liquidation Date” has the meaning ascribed thereto in Section 5.1 hereof;

“NASDAQ” means the NASDAQ National Market;

“OBCA” means the Business Corporations Act (Ontario), as now in effect and as may be amended from time to time prior to the Effective Date;

“Person” includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

“Plan of Arrangement” means the plan of arrangement substantially in the form and content of Schedule C annexed to the Arrangement Agreement and any amendments or variations thereto made in accordance with section 6.1 of the Arrangement Agreement or Article 6 of the Plan of Arrangement or made at the direction of the Court in the Final Order;

“Purchase Price” has the meaning ascribed thereto in Section 6.3 hereof;

“Redemption Call Purchase Price” has the meaning ascribed thereto in section 5.2 of the Plan of Arrangement;

“Redemption Call Right” has the meaning ascribed thereto in section 5.2 of the Plan of Arrangement;

“Redemption Date” means the date, if any, established by the Board of Directors for the redemption by CERI of all but not less than all of the outstanding Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be no earlier than December 31, 2016, unless:

(a) there are fewer than one million Exchangeable Shares outstanding (other than Exchangeable Shares held by WSI and its affiliates, and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), in which case the Board of Directors may accelerate such redemption date to such date prior to December 31, 2016 as it may determine, upon at least 60 days’ prior written notice to the registered holders of the Exchangeable Shares and the Trustee;

(b) a WSI Control Transaction occurs, in which case, provided that the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such WSI Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such WSI Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date prior to December 31, 2016 as it may determine, upon such number of days’ prior written notice to the registered holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances;

(c) an Exchangeable Share Voting Event is proposed and (i) the Board of Directors has determined, in good faith and in its sole discretion, that it is not reasonably practicable to accomplish the business purpose intended by the Exchangeable Share Voting Event, which business purpose must be bona fide and not for the primary purpose of causing the occurrence of a Redemption Date, in any other commercially reasonable manner that does not result in an Exchangeable Share Voting Event and (ii) the holders of Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares to approve or disapprove, as applicable, the Exchangeable Share Voting Event, in which case the redemption date shall be the Business Day following the day on which the holders of Exchangeable Shares failed to take such action and the Board of Directors shall give such number of days’ prior written notice of such redemption to the registered holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances; or

(d) applicable Canadian tax legislation is amended and becomes effective such that substantially all holders of Exchangeable Shares who are residents of Canada (which shall be deemed to include holders of all but one million of the issued and outstanding Exchangeable Shares, other than WSI and its affiliates and non-residents of Canada) may exchange their Exchangeable Shares for WSI Common Shares on a tax deferred basis, in which case the Board of Directors may accelerate such Redemption Date to such date prior to December 31, 2016 as they may determine, upon at least 60 days’ prior written notice to the registered holders of Exchangeable Shares and the Trustee, provided, however, that the accidental failure or omission to give any notice of redemption under clauses (a), (b), (c) or (d) above to any holder of Exchangeable Shares shall not affect the validity of any such redemption;

“Redemption Price” has the meaning ascribed thereto in Section 7.1 hereof;

“Retracted Shares” has the meaning ascribed thereto in Section 6.1(a) hereof;

“Retraction Call Right” has the meaning ascribed thereto in Section 6.1(c) hereof;

“Retraction Date” has the meaning ascribed thereto in Section 6.1(b) hereof;

“Retraction Price” has the meaning ascribed thereto in Section 6.1 hereof;

“Retraction Request” has the meaning ascribed thereto in Section 6.1 hereof;

“Securities Act” means the Securities Act (Ontario) and the rules, regulations and policies made thereunder, as now in effect and as they may be amended from time to time prior to the Effective Date;

“Support Agreement” means an agreement to be made among CERI, WSI and Capital Holdings substantially in the form and content of Schedule D annexed to the Arrangement Agreement, with such changes thereto as the parties to the Arrangement Agreement, acting reasonably, may agree, a copy of which is available at the records office of CERI;

“Transfer Agent” means American Stock Transfer & Trust Company or such other Person as may from time to time be appointed by CERI as the registrar and transfer agent for the Exchangeable Shares;

“Trustee” means the trustee chosen by CERI and WSI, acting reasonably, to act as trustee under the Voting and Exchange Trust Agreement, being a corporation existing under the laws of Canada or any province therein and authorized to carry on the business of a trust company in Canada, and any successor trustee appointed under the Voting and Exchange Trust Agreement;

“Voting and Exchange Trust Agreement” means an agreement to be made between WSI, CERI and the Trustee in connection with the Plan of Arrangement substantially in the form and content of Schedule E annexed to the Arrangement Agreement, with such changes thereto as the parties to the Arrangement Agreement, acting reasonably, may agree;

“WSI” means Waste Services, Inc., a corporation existing under the laws of the State of Delaware;

“WSI Common Shares” means the shares of common stock in the capital of WSI and any other securities into which such shares may be changed;

“WSI Control Transaction” means any merger, amalgamation, tender offer, material sale of shares or rights or interests therein or thereto or similar transactions involving WSI (other than internal reorganizations or transactions in the ordinary course which do not result in a change of control of WSI) or any proposal to do so that has been approved by the Board of Directors and recommended to the shareholders of WSI for approval; and

“WSI Dividend Declaration Date” means the date on which the board of directors of WSI declares any dividend on the WSI Common Shares.

      1.2     The division of these share provisions into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of these share provisions. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of these share provisions. The terms “these share provisions”, “hereof”, “herein” and “hereunder” and similar expressions refer to these share provisions and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

      1.3     If any date on which any action is required to be taken under these share provisions is not a Business Day, such action shall be required to be taken on the next succeeding Business Day. Words importing the singular number only shall include the plural and vice versa. Words importing any gender shall include all genders.

ARTICLE 2

RANKING OF EXCHANGEABLE SHARES

      2.1     The Exchangeable Shares shall be entitled to a preference over the CERI Common Shares, the CERI Preferred Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of CERI, whether voluntary or involuntary, or any other distribution of the assets of CERI, among its shareholders for the purpose of winding up its affairs.

ARTICLE 3

DIVIDENDS

      3.1     A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each WSI Dividend Declaration Date, declare a dividend on each Exchangeable Share:

(a) in the case of a cash dividend declared on the WSI Common Shares, in an amount in cash for each Exchangeable Share in U.S. dollars, or the Canadian Dollar Equivalent thereof, on the WSI Dividend Declaration Date, in each case, corresponding to the cash dividend declared on each WSI Common Share;

(b) in the case of a stock dividend declared on the WSI Common Shares to be paid in WSI Common Shares, by the issue or transfer by CERI of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of WSI Common Shares to be paid on each WSI Common Share unless in lieu of such stock dividend CERI elects to effect a corresponding, contemporaneous and economically equivalent (as determined by the Board of Directors in accordance with Section 3.5 hereof) subdivision of the outstanding Exchangeable Shares; and

(c) in the case of a dividend declared on the WSI Common Shares in property other than cash or WSI Common Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent (as determined by the Board of Directors, acting reasonably in accordance with Section 3.5 hereof) to the type and amount of property declared as a dividend on each WSI Common Share.

      Such dividends shall be paid out of money, assets or property of CERI properly applicable to the payment of dividends, or out of authorized but unissued shares of CERI, as applicable.

      3.2     Cheques of CERI payable at par at any branch of the bankers of CERI shall be issued in respect of any cash dividends contemplated by Section 3.1(a) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by CERI in such manner as it shall determine and the issuance, distribution or transfer thereof by CERI to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against CERI any dividend that is represented by a cheque that has not been duly presented to CERI’s bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

      3.3     The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the WSI Common Shares.

      3.4     If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which CERI shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

      3.5     The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of Section 3.1 hereof, and each such determination shall be conclusive and binding on CERI and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

(a) in the case of any stock dividend or other distribution payable in WSI Common Shares, the number of such shares issued in proportion to the number of WSI Common Shares previously outstanding;

(b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase WSI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WSI Common Shares), the terms of such rights, options or warrants and the relationship between the exercise price of each such right, option or warrant, the number of such rights, options or warrants to be issued or distributed in respect of each WSI Common Share and the Current Market Price;

(c) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of WSI of any class other than WSI Common Shares, any rights, options or warrants other than those referred to in Section 3.5(b) above, any evidences of indebtedness of WSI or any assets of WSI), the relationship between the fair market value (as determined by the Board of Directors, acting reasonably) of such property to be issued or distributed with respect to each outstanding WSI Common Share and the Current Market Price; and

(d) in the case of any subdivision, redivision or change of the then outstanding WSI Common Shares into a greater number of WSI Common Shares or the reduction, combination, consolidation or change of the then outstanding WSI Common Shares into a lesser number of WSI Common Shares or any amalgamation, merger, reorganization or other transaction affecting WSI Common Shares, the effect thereof upon the then outstanding WSI Common Shares.

ARTICLE 4

CERTAIN RESTRICTIONS

      4.1     So long as any of the Exchangeable Shares are outstanding, CERI shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 10.2 hereof:

(a) pay any dividends on the CERI Common Shares, CERI Preferred Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in CERI Common Shares, CERI Preferred Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

(b) redeem or purchase or make any capital distribution in respect of CERI Common Shares, CERI Preferred Shares or any other shares ranking junior to the Exchangeable Shares;

(c) redeem or purchase any other shares of CERI ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

(d) issue any Exchangeable Shares or any other shares of CERI ranking equally with, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares.

The restrictions in Sections 4.1(a), (b), (c) and (d) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared and paid to date on the WSI Common Shares shall have been declared and paid on the Exchangeable Shares.

ARTICLE 5

DISTRIBUTION ON LIQUIDATION

      5.1     In the event of the liquidation, dissolution or winding-up of CERI or any other distribution of the assets of CERI among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of CERI in respect of each Exchangeable Share held by such holder on the effective date (the “Liquidation Date”) of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of CERI among the holders of the CERI Common Shares, CERI Preferred Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to the Current Market Price on the last Business Day prior to the Liquidation Date (the “Liquidation Amount”), which shall be satisfied in full by CERI causing to be delivered to such holder one WSI Common Share, together with all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Liquidation Date (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom).

      5.2     On or promptly after the Liquidation Date, and subject to the exercise by Capital Holdings of the Liquidation Call Right, CERI shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the articles and by-laws of CERI and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of CERI or at any office of the Transfer Agent as may be specified by CERI by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the register of shareholders of CERI for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of CERI or at any office of the Transfer Agent as may be specified by CERI by notice to the holders of Exchangeable Shares, on behalf of CERI of certificates representing WSI Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and a cheque of CERI payable at par at any branch of the bankers of CERI in respect of the remaining portion, if any, of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. CERI shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares thereafter shall be limited to receiving their proportionate part of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the WSI Common Shares delivered to them or the custodian on their behalf.

      5.3     After CERI has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to Sections 5.1 and 5.2 hereof, such holders shall not be entitled to share in any further distribution of the assets of CERI.

ARTICLE 6

RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

      6.1     A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by Capital Holdings of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, to require CERI to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to the Current Market Price of a WSI Common Share on the last Business Day prior to the Retraction Date (the “Retraction Price”), which shall be satisfied in full by CERI causing to be delivered to such holder one WSI Common Share for each Exchangeable Share presented and surrendered by the holder, together with, on the payment date therefor, the full amount of all declared and unpaid dividends on any such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Retraction Date (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom). To effect such redemption, the holder shall present and surrender at the registered office of CERI or at any office of the Transfer Agent as may be specified by CERI by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have CERI redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the articles and by-laws of CERI and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the “Retraction Request”) in the form of Schedule A hereto or in such other form as may be acceptable to CERI:

(a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the “Retracted Shares”) redeemed by CERI;

(b) stating the Business Day on which the holder desires to have CERI redeem the Retracted Shares (the “Retraction Date”), provided that (i) the Retraction Date shall be not less than 10 Business Days nor more than 15 Business Days after the date on which the Retraction Request is received by CERI and (ii) in the event that no such Business Day is specified by the holder in the

Retraction Request, the Retraction Date shall be deemed to be the 15th Business Day after the date on which the Retraction Request is received by CERI and provided further that if the Retraction Date resulting from the foregoing is not a Tuesday or Friday then the Retraction Date shall be the nearest following Tuesday or Friday (or, if such Tuesday or Friday is not a Business Day, the Business Day preceding such Tuesday or Friday); and

(c) acknowledging the overriding right (the “Retraction Call Right”) of Capital Holdings to purchase all but not less than all of the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Capital Holdings in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

      6.2     Subject to the exercise by Capital Holdings of the Retraction Call Right, upon receipt by CERI or the Transfer Agent in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Retracted Shares, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, CERI shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares, provided that all declared and unpaid dividends for which the record date has occurred prior to the Retraction Date shall be paid on the payment date for such dividends. If only a part of the Exchangeable Shares represented by any certificate is redeemed (or purchased by Capital Holdings pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of CERI.

      6.3     Upon receipt by CERI of a Retraction Request, CERI shall immediately notify Capital Holdings thereof and shall provide to Capital Holdings a copy of the Retraction Request. In order to exercise the Retraction Call Right, Capital Holdings must notify CERI of its determination to do so (the “Capital Holdings Call Notice”) within five Business Days of notification to Capital Holdings by CERI of the receipt by CERI of the Retraction Request. If Capital Holdings does not so notify CERI within such five Business Day period, CERI will notify the holder as soon as possible thereafter that Capital Holdings will not exercise the Retraction Call Right. If Capital Holdings delivers the Capital Holdings Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Capital Holdings in accordance with the Retraction Call Right. In such event, CERI shall not redeem the Retracted Shares and Capital Holdings shall purchase from such holder and such holder shall sell to Capital Holdings on the Retraction Date the Retracted Shares for a purchase price (the “Purchase Price”) per share equal to the Retraction Price per share, which shall be satisfied in full by Capital Holdings causing to be delivered to such holder one WSI Common Share for each purchased Exchangeable Share, plus, on the designated payment date therefor, to the extent not paid by CERI on the designated payment date therefor, an additional amount equivalent to the full amount of all declared and unpaid dividends on those Retracted Shares held by such holder on any dividend record date which occurred prior to the Retraction Date (the “Dividend Amount”). For the purposes of completing a purchase pursuant to the Retraction Call Right, Capital Holdings shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing WSI Common Shares and a cheque or cheques of Capital Holdings payable at par at any branch of the bankers of Capital Holdings representing the aggregate Dividend Amount, less any amounts withheld on account of tax required to be deducted and withheld therefrom pursuant to Section 13.3. Provided that Capital Holdings has complied with the immediately preceding sentence, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by CERI of such Retracted Shares shall take place on the Retraction Date. In the event that Capital Holdings does not deliver a Capital Holdings Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, CERI shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

      6.4     CERI or Capital Holdings, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the register of shareholders of CERI for the Exchangeable Shares or at the address specified in the holder’s Retraction Request or by holding for pick-up by the holder at the registered office of CERI or at any office of the Transfer Agent as may be specified by CERI by notice to the holders of Exchangeable Shares, certificates representing the WSI Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder or in such other name as the holder may request, and, if applicable and on or before the payment date therefor, a cheque payable at par at any branch of the bankers of CERI or Capital Holdings, as applicable, representing the aggregate Dividend Amount, in payment of the total Retraction Price or the total Purchase Price, as the case may be, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom, and such delivery of such certificates and cheques on behalf of CERI or by Capital Holdings, as the case may be, or by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheques (plus any tax deducted and withheld therefrom and remitted to the proper tax authority).

      6.5     On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of share certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made as provided in Section 6.4, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by CERI or purchased by Capital Holdings shall thereafter be considered and deemed for all purposes to be a holder of the WSI Common Shares delivered to it.

      6.6     Notwithstanding any other provision of this Article 6, CERI shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If CERI believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Capital Holdings shall not have exercised the Retraction Call Right with respect to the Retracted Shares, CERI shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by CERI. In any case in which the redemption by CERI of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, CERI shall redeem Retracted Shares in accordance with Section 6.2 hereof on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of CERI, representing the Retracted Shares not redeemed by CERI pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the holder of any such Retracted Shares not redeemed by CERI pursuant to Section 6.2 hereof as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to require WSI to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by WSI to such holder of the Purchase Price for each such Retracted Share pursuant to the terms of the Voting and Exchange Trust Agreement.

      6.7     A holder of Retracted Shares may, by notice in writing given by the holder to CERI before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction

Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Capital Holdings shall be deemed to have been revoked.

ARTICLE 7

REDEMPTION OF EXCHANGEABLE SHARES BY CERI

      7.1     Subject to applicable law, and provided Capital Holdings has not exercised the Redemption Call Right, CERI shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share equal to the Current Market Price of a WSI Common Share on the last Business Day prior to the Redemption Date (the “Redemption Price”), which shall be satisfied in full by CERI causing to be delivered to each holder of Exchangeable Shares one WSI Common Share for each Exchangeable Share held by such holder, together with the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Redemption Date (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom).

      7.2     In any case of a redemption of Exchangeable Shares under this Article 7, CERI shall, at least 30 days before the Redemption Date (other than a Redemption Date established in connection with a WSI Control Transaction or an Exchangeable Share Voting Event), send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by CERI or the purchase by Capital Holdings under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with a WSI Control Transaction or an Exchangeable Share Voting Event, the written notice of redemption by CERI or the purchase by Capital Holdings under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors of CERI to be reasonably practicable in the circumstances. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right.

      7.3     On or promptly after the Redemption Date and subject to the exercise by Capital Holdings of the Redemption Call Right, CERI shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share, together with the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Redemption Date, upon presentation and surrender at the registered office of CERI, or at any office of the Transfer Agent as may be specified by CERI in such notice, of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the articles and by-laws of CERI and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares, together with payment of such dividends, shall be made by delivery to each holder, at the address of the holder recorded in the register of shareholders of CERI or by holding for pick-up by the holder at the registered office of CERI or at any office of the Transfer Agent as may be specified by CERI in such notice, on behalf of CERI of certificates representing WSI Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and, if applicable, a cheque of CERI payable at par at any branch of the bankers of CERI in payment of any such dividends, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price and any such dividends, unless payment of the total Redemption Price and any such dividends for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price and any such dividends have been paid in the manner hereinbefore provided. CERI shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price for and the full amount of such dividends on (except as provided in the preceding sentence) the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price and such dividends for such Exchangeable Shares so deposited and all dividends and other distributions with respect to the WSI Common Shares to which such holders are entitled with a record date on or after the Redemption Date and before the time at which such holders become the holders of such WSI Common Shares provided that a corresponding amount has not been received by such holders on their Exchangeable Shares (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom) without interest, against presentation and surrender of the said certificates for such Exchangeable Shares held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price and the full amount of such dividends, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the WSI Common Shares delivered to them or the custodian on their behalf.

ARTICLE 8

PURCHASE FOR CANCELLATION

      8.1     Subject to applicable law, CERI may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price by tender to all the holders of record of Exchangeable Shares then outstanding or if the Exchangeable Shares are listed or quoted on any stock exchange or automated quotation system, through the facilities of such stock exchange or automated quotation system on which the Exchangeable Shares are listed or quoted at any price per share together with an amount equal to all declared and unpaid dividends thereon for which the record date has occurred prior to the date of purchase. If in response to an invitation for tenders under the provisions of this Section 8.1, more Exchangeable Shares are tendered at a price or prices acceptable to CERI than CERI is prepared to purchase, the Exchangeable Shares to be purchased by CERI shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to CERI, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than CERI is prepared to purchase after CERI has purchased all the shares tendered at lower prices. If only part of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of CERI. In addition to the foregoing, subject to applicable law, CERI may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares by private agreement with any holder thereof.

ARTICLE 9

VOTING RIGHTS

      9.1     The holders of the Exchangeable Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of CERI and to vote at any such meeting. Each holder of Exchangeable Shares shall be entitled to  1/10 of one vote for each Exchangeable Share registered in the name of such holder.

ARTICLE 10

AMENDMENT AND APPROVAL

      10.1     The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed, but only with the approval of the holders of the Exchangeable Shares voting separately as a class and given as hereinafter specified.

      10.2     Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares, or any other matter requiring the approval or consent of the holders of the Exchangeable Shares voting separately as a class, shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 20% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 20% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

ARTICLE 11

RECIPROCAL CHANGES, ETC. IN RESPECT OF WSI COMMON SHARES

      11.1     Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that WSI will not without the prior approval of CERI and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 hereof:

(a) issue or distribute WSI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WSI Common Shares) to the holders of all or substantially all of the then outstanding WSI Common Shares by way of stock dividend or other distribution, other than an issue of WSI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WSI Common Shares) to holders of WSI Common Shares who exercise an option to receive dividends in WSI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WSI Common Shares) in lieu of receiving cash dividends;

(b) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding WSI Common Shares entitling them to subscribe for or to purchase WSI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WSI Common Shares); or

(c) issue or distribute to the holders of all or substantially all of the then outstanding WSI Common Shares:

(i) shares or securities of WSI of any class other than WSI Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire WSI Common Shares, subject to Section 11.1(a) hereof);

(ii) rights, options or warrants other than those referred to in Section 11.1(b) above;

(iii) evidences of indebtedness of WSI; or

(iv) assets of WSI,

unless the economic equivalent on a per share basis of such WSI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WSI Common Shares), rights, options, warrants, securities, shares, evidences of indebtedness or other assets is issued or distributed or otherwise provided simultaneously to holders of the Exchangeable Shares.

      11.2     Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that WSI will not without the prior approval of CERI and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 hereof:

(a) subdivide, redivide or change the then outstanding WSI Common Shares into a greater number of WSI Common Shares;

(b) reduce, combine, consolidate or change the then outstanding WSI Common Shares into a lesser number of WSI Common Shares; or

(c) reclassify or otherwise change the WSI Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting the WSI Common Shares,

unless the same or an economically equivalent change shall simultaneously be made to, or in, the rights of the holders of the Exchangeable Shares. The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 hereof.

ARTICLE 12

ACTIONS BY CERI UNDER SUPPORT AGREEMENT

      12.1     CERI will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by WSI, Capital Holdings and CERI with all provisions of the Support Agreement applicable to WSI, Capital Holdings and CERI, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of CERI all rights and benefits in favour of CERI under or pursuant to such agreement.

      12.2     CERI shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 hereof other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

(a) adding to the covenants of the other parties to such agreement for the protection of CERI or the holders of the Exchangeable Shares thereunder;

(b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

(c) making such changes in or corrections to such agreement which, on the advice of counsel to CERI, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

ARTICLE 13

LEGEND; CALL RIGHTS; WITHHOLDING RIGHTS

      13.1     The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Plan of Arrangement relating to the Liquidation Call Right and the Redemption Call Right and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange rights and automatic exchange thereunder).

      13.2     Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favour of Capital Holdings, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of CERI or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of Capital Holdings as therein provided.

      13.3     WSI, Capital Holdings, CERI and the Transfer Agent shall be entitled to deduct and withhold from any consideration otherwise payable to any holder of Exchangeable Shares such amounts as WSI, Capital Holdings, CERI or the Transfer Agent determines, acting reasonably, are required or permitted to be deducted and withheld with respect to such payment under the ITA, the United States Internal Revenue Code of 1986 or any provision of federal, provincial, territorial, state, local or foreign tax law, in each case as amended or succeeded. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, WSI, Capital Holdings, CERI and the Transfer Agent are hereby authorized to exchange such number of Exchangeable Shares for WSI Common Shares and sell or otherwise dispose of such number of WSI Common Shares as is necessary to provide sufficient funds to WSI, Capital Holdings, CERI or the Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement and WSI, Capital Holdings, CERI or the Transfer Agent shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale.

ARTICLE 14

NOTICES

      14.1     Any notice, request or other communication to be given to CERI by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of CERI and addressed to the attention of the Secretary of CERI. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by CERI.

      14.2     Any presentation and surrender by a holder of Exchangeable Shares to CERI or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of CERI or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of CERI or to such office of the Transfer Agent as may be specified in writing by CERI, in each case, addressed to the attention of the Secretary of CERI. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by CERI or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

      14.3     Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of CERI shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the register of shareholders of CERI or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by CERI pursuant thereto.

SCHEDULE A

RETRACTION REQUEST

To:	Waste Services (CA) Inc. (formerly Capital Environmental Resource Inc.) (the “Corporation”) and Capital Environmental Holdings Company (“Capital Holdings”)

      This Retraction Request is given pursuant to Article 6 of the provisions (the “Share Provisions”) attaching to the exchangeable shares in the capital of the Corporation represented by the share certificate attached hereto. All capitalized words and expressions used in this Retraction Request and not otherwise defined herein shall have the meanings ascribed to such words and expressions, respectively, in the Share Provisions.

      The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem, in accordance with Article 6 of the Share Provisions:

☐	all share(s) represented by the attached share certificate; or

☐	share(s) only of the shares represented by the attached share certificate.

      The undersigned hereby notifies the Corporation that the Retraction Date shall be                     .

NOTE:	The Retraction Date must be a Business Day and must not be less than 10 Business Days nor more than 15 Business Days after the date upon which this Retraction Request is received by the Corporation. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this notice is received by the Corporation. Further, if the Retraction Date resulting from the foregoing is not a Tuesday or Friday, then the Retraction Date shall be the nearest following Tuesday or Friday (or, if such Tuesday or Friday is not a Business Day, the Business Day preceding such Tuesday or Friday).

      The undersigned acknowledges the overriding Retraction Call Right of Capital Holdings to purchase all but not less than all of the Retracted Shares from the undersigned and that this Retraction Request is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Capital Holdings in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. This Retraction Request, and this offer to sell the Retracted Shares to Capital Holdings, may be revoked and withdrawn by the undersigned only by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

      The undersigned acknowledges that if, as a result of solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares and provided that Capital Holdings shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require Waste Services, Inc. to purchase the unredeemed Retracted Shares.

      The undersigned hereby represents and warrants to Capital Holdings and the Corporation that the undersigned:

☐	is a non-resident of Canada for purposes of the Income Tax Act (Canada) and is a resident of or (select one)

☐	is not a non-resident of Canada for purposes of the Income Tax Act (Canada).

The undersigned acknowledges that in the absence of an indication that the undersigned is not a non-resident of Canada, withholding on account of Canadian tax may be made from amounts payable to the undersigned on the redemption or purchase of the Retracted Shares.

      The undersigned hereby represents and warrants to Capital Holdings and the Corporation that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by

Capital Holdings or the Corporation, as the case may be, free and clear of all liens, claims and encumbrances.

(Date)	(Signature of Shareholder)	(Guarantee of Signature)

☐	Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE:	This panel must be completed and the certificate representing Exchangeable Shares, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

Date:

Name of Person in Whose Name Securities or Cheque(s)

Are to be Registered, Issued or Delivered (please print):

Street Address or P.O. Box:

Signature of Shareholder:

City, Province and Postal Code:

Signature Guaranteed by:

NOTE:	If this Retraction Request is for less than all of the shares represented by the attached share certificate, a certificate representing the remaining Exchangeable Share(s) represented by the attached share certificate will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the share transfer power on the share certificate is duly completed in respect of such share(s).

ANNEX H

FORM OF SUPPORT AGREEMENT

SUPPORT AGREEMENT

      MEMORANDUM OF AGREEMENT made the                day of July, 2004, AMONG:

WASTE SERVICES, INC., a corporation existing under the laws of the State of Delaware (hereinafter referred to as “WSI”)

-and -

CAPITAL ENVIRONMENTAL HOLDINGS COMPANY, an unlimited liability company existing under the laws of the Province of Nova Scotia (hereinafter referred to as “Capital Holdings”)

-and -

CAPITAL ENVIRONMENTAL RESOURCE INC., a corporation existing under the laws of the Province of Ontario (hereinafter referred to as “CERI”)

      WHEREAS in connection with an arrangement agreement (the “Arrangement Agreement”) made June 9, 2004 among CERI, WSI and Capital Holdings, certain holders of common shares in the capital of CERI will receive and hold exchangeable shares in the capital of CERI (the “Exchangeable Shares”) pursuant to the plan of arrangement (the “Arrangement”) contemplated by the Arrangement Agreement;

      AND WHEREAS, pursuant to the Arrangement Agreement, WSI, Capital Holdings and CERI have agreed to execute a support agreement substantially in the form of this Agreement;

      NOW THEREFORE in consideration of the respective covenants and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

      1.1     Defined Terms

      “Agreement” means this agreement, including any Schedule or Exhibits to this agreement, as it may be amended or supplemented from time to time in accordance with the provisions hereof. Unless there is something in the subject matter or context inconsistent therewith, every other capitalized term or expression used herein and not otherwise defined herein shall have the meaning ascribed thereto in the rights, privileges, restrictions and conditions (collectively, the “Share Provisions”) attaching to the Exchangeable Shares as set out in the articles of arrangement of CERI in respect of the Arrangement.

      1.2     Interpretation Not Affected by Headings

      The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Agreement. The terms “this Agreement”, “hereof”, “herein” and “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

      1.3     Date, Number, Gender

      If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day. Words importing the singular number only shall include the plural and vice versa. Words importing any gender shall include all genders.

ARTICLE 2

COVENANTS OF WSI AND CERI

      2.1     Covenants Regarding Exchangeable Shares, CERI Options and CERI Warrants

      So long as any Exchangeable Shares, CERI Options or CERI Warrants not owned by WSI or its affiliates are outstanding, WSI will:

(a) not take any action that will result in the declaration or payment of any dividend or other distribution on the WSI Common Shares unless (i) CERI shall simultaneously declare or pay, as the case may be, a dividend or distribution economically equivalent thereto (as provided for in the Share Provisions) on the Exchangeable Shares and CERI shall have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any such dividend or other distribution on the Exchangeable Shares, and (ii) if the dividend or other distribution is a stock dividend or other distribution of stock, in lieu of such dividend CERI effects a corresponding and contemporaneous and economically equivalent (as determined in accordance with Section 2.7(d)) subdivision of the outstanding Exchangeable Shares and CERI shall have sufficient authorized but unissued securities available to enable the subdivision;

(b) advise CERI sufficiently in advance of the declaration by WSI of any dividend or other distribution on WSI Common Shares and take all such other actions as are reasonably necessary, in co-operation with CERI, to ensure that (i) the respective declaration date, record date and payment date for a dividend or other distribution on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for such dividend or other distribution on the WSI Common Shares, and (ii) the record date, if any, and effective date for the subdivision referred to in Section 2.1(a) shall be the same as the record date and payment date for such dividend or other distribution on the WSI Common Shares;

(c) ensure that the record date for any dividend or other distribution declared on WSI Common Shares is not less than 10 Business Days after the declaration date of such dividend;

(d) take all such actions and do all such things as are reasonably necessary or desirable to enable and permit CERI, in accordance with applicable law, to pay and otherwise perform its obligations with respect to (i) the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Exchangeable Share (other than Exchangeable Shares owned by WSI or its affiliates) upon the liquidation, dissolution or winding-up of CERI or any other distribution of assets of CERI among its shareholders for the purpose of winding up its affairs, the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by CERI, as the case may be, including without limitation all such actions and all such things as are necessary or desirable to enable and permit CERI to cause to be delivered WSI Common Shares to the holders of Exchangeable Shares in accordance with the provisions of Article 5, 6 or 7, as the case may be, of the Share Provisions, and (ii) the CERI Options and the CERI Warrants, including without limitation all such actions and all such things as are necessary or desirable to enable or permit CERI to cause to be delivered WSI Common Shares to the holders of CERI Options and CERI Warrants upon exercise thereof in accordance with the terms thereunder;

(e) take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Capital Holdings, in accordance with applicable law, to pay or otherwise perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, including without limitation all such actions and all such things as are necessary or desirable to enable and permit Capital Holdings to cause to be delivered WSI Common Shares to the holders of Exchangeable Shares in accordance with the provisions of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, as the case may be, and cash in respect of declared and unpaid dividends; and

(f) except in connection with any event, circumstance or action which causes or could cause the occurrence of a Redemption Date, not exercise its vote as a shareholder to initiate the voluntary liquidation, dissolution or winding up of CERI or any other distribution of the assets of CERI among its shareholders for the purpose of winding up its affairs, nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding up of CERI or any other distribution of the assets of CERI among its shareholders for the purpose of winding up its affairs.

      2.2     Segregation of Funds

      WSI will cause CERI to deposit a sufficient amount of funds in a separate account of CERI and segregate a sufficient amount of such other assets and property as is necessary to enable CERI to pay dividends when due and to pay or otherwise satisfy its respective obligations under Articles 5, 6 or 7 of the Share Provisions, as applicable.

      2.3     Reservation of WSI Common Shares

      WSI hereby represents, warrants and covenants in favour of CERI and Capital Holdings that WSI has reserved for issuance and will, at all times while any Exchangeable Shares (other than Exchangeable Shares held by WSI or its affiliates), CERI Options or CERI Warrants are outstanding, keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of WSI Common Shares (or other shares or securities into which WSI Common Shares may be reclassified or changed as contemplated by Section 2.7): (a) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time, (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time, and (iii) the number of WSI Common Shares issuable upon the exercise of all CERI Options and CERI Warrants, and (b) as are now and may hereafter be required to enable and permit WSI to meet its obligations under the Voting and Exchange Trust Agreement and under any other security or commitment pursuant to which WSI may now or hereafter be required to issue WSI Common Shares, to enable and permit Capital Holdings to meet its obligations under each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right and to enable and permit CERI to meet its obligations hereunder and under the Share Provisions.

      2.4     Notification of Certain Events

      In order to assist WSI to comply with its obligations hereunder and to permit Capital Holdings to exercise the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, CERI will notify WSI and Capital Holdings of each of the following events at the time set forth below:

(a) in the event of any determination by the board of directors of CERI to institute voluntary liquidation, dissolution or winding-up proceedings with respect to CERI or to effect any other distribution of the assets of CERI among its shareholders for the purpose of winding up its affairs, at least 30 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

(b) promptly, upon the earlier of receipt by CERI of notice of, and CERI otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceeding with respect to the involuntary liquidation, dissolution or winding-up of CERI or to effect any other distribution of the assets of CERI among its shareholders for the purpose of winding up its affairs;

(c) immediately, upon receipt by CERI of a Retraction Request;

(d) on the same date on which notice of redemption is given to holders of Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Share Provisions;

(e) as soon as practicable upon the issuance by CERI of any Exchangeable Shares or rights to acquire Exchangeable Shares (other than the issuance of Exchangeable Shares and rights to acquire Exchangeable Shares in exchange for outstanding common shares of CERI pursuant to the Arrangement); and

(f) at such other time and in such other manner and with respect to such other events as may be contemplated by the Share Provisions.

      2.5     Delivery of WSI Common Shares to CERI and Capital Holdings

      In furtherance of its obligations under Sections 2.1(d) and (e) hereof, upon notice from CERI or Capital Holdings of any event that requires CERI or Capital Holdings to cause to be delivered WSI Common Shares to any holder of Exchangeable Shares, CERI Options or CERI Warrants, WSI shall forthwith allot, issue and deliver or cause to be delivered to CERI or Capital Holdings (unless CERI or Capital Holdings already has sufficient WSI Common Shares) the requisite number of WSI Common Shares to be allotted to, received by, and issued to or to the order of, the former holder of the surrendered Exchangeable Shares, as CERI or Capital Holdings shall direct, or the holder of the exercised CERI Option or CERI Warrant, as CERI may direct. All such WSI Common Shares shall be duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance.

      2.6     Qualification of WSI Common Shares

      If any WSI Common Shares (or other shares or securities into which WSI Common Shares may be reclassified or changed as contemplated by Section 2.7) to be issued and delivered hereunder require registration or qualification with or approval of or the filing of any document, including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial, territorial or state securities or other law or regulation or pursuant to the rules and regulations of any securities or other regulatory authority in the United States or Canada or the fulfillment of any other United States or Canadian legal requirement before such shares (or such other shares or securities) may be issued by WSI and delivered by WSI at the direction of Capital Holdings or CERI, if applicable, to the holder of surrendered Exchangeable Shares or in order that such shares (or such other shares or securities) may be freely traded thereafter (other than any restrictions of general application on transfer by reason of a holder being a “control person” for purposes of Canadian provincial securities law or an “affiliate” of WSI for purposes of United States federal or state securities law), WSI will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause such WSI Common Shares (or such other shares or securities) to be and remain duly registered, qualified or approved under United States and/or Canadian law, as the case may be. WSI will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all WSI Common Shares (or such other shares or securities) to be delivered hereunder to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding WSI Common Shares (or such other shares or securities) have been listed by WSI and remain listed and are quoted or posted for trading at such time.

      2.7     Economic Equivalence

      So long as any Exchangeable Shares not owned by WSI or its affiliates are outstanding:

(a) WSI will not without prior approval of CERI and the prior approval of the holders of the Exchangeable Shares given in accordance with section 10.2 of the Share Provisions:

(i) issue or distribute WSI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WSI Common Shares) to the holders of all or substantially all of the then outstanding WSI Common Shares by way of stock dividend or other distribution, other than an issue of WSI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WSI Common Shares) to holders of WSI Common Shares who exercise an option to receive dividends in WSI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WSI Common Shares) not issued at a discount and without financial preference to the corresponding cash dividend in lieu of receiving cash dividends or pursuant to any dividend reinvestment plan or similar arrangement; or

(ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding WSI Common Shares entitling them to subscribe for or to purchase WSI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WSI Common Shares); or

(iii) issue or distribute to the holders of all or substantially all of the then outstanding WSI Common Shares (A) shares or securities of WSI of any class other than WSI Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire WSI Common Shares, subject to Section 2.7(a)(i) hereof), (B) rights, options or warrants other than those referred to in Section 2.7(a)(ii) above, (C) evidences of indebtedness of WSI or (D) assets of WSI, unless the economic equivalent of such WSI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WSI Common Shares), rights, options, warrants, shares, securities, evidences of indebtedness or other assets is issued or distributed or otherwise provided by CERI simultaneously to holders of the Exchangeable Shares; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by WSI in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Arrangement Agreement.

(b) WSI will not without the prior approval of CERI and the prior approval of the holders of the Exchangeable Shares given in accordance with section 10.2 of the Share Provisions:

(i) subdivide, redivide or change the then outstanding WSI Common Shares into a greater number of WSI Common Shares;

(ii) reduce, combine, consolidate or change the then outstanding WSI Common Shares into a lesser number of WSI Common Shares; or

(iii) reclassify or otherwise change WSI Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting WSI Common Shares,

unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares and at least 7 days prior written notice thereof is given to the holders of the Exchangeable Shares.

(c) WSI will ensure that the record date for any event referred to in Sections 2.7(a) or 2.7(b) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than five Business Days after the date on which such event is declared or announced by WSI (with contemporaneous notification thereof by WSI to CERI).

(d) The board of directors of CERI shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of any event referred to in Sections 2.7(a) or 2.7(b) above and each such determination shall be conclusive and binding on WSI. In making each such determination, the following factors shall, without excluding other factors determined by the board of directors of CERI to be relevant, be considered by the board of directors of CERI:

(i) in the case of any stock dividend or other distribution payable in WSI Common Shares, the number of such shares issued in proportion to the number of WSI Common Shares previously outstanding;

(ii) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase WSI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WSI Common Shares), the terms of such rights, options or warrants and the relationship between the exercise price of each such right, option or warrant and the Current Market Price of a WSI Common Share;

(iii) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of WSI of any class other than WSI Common Shares,

any rights, options or warrants other than those referred to in Section 2.7(d)(ii) above, any evidences of indebtedness of WSI or any assets of WSI), the relationship between the fair market value (as determined by the board of directors of CERI, acting reasonably) of such property to be issued or distributed with respect to each outstanding WSI Common Share and the Current Market Price of a WSI Common Share; and

(iv) in the case of any subdivision, redivision or change of the then outstanding WSI Common Shares into a greater number of WSI Common Shares or the reduction, combination, consolidation or change of the then outstanding WSI Common Shares into a lesser number of WSI Common Shares or any amalgamation, merger, reorganization or other transaction affecting WSI Common Shares, the effect thereof upon the then outstanding WSI Common Shares.

(e) CERI agrees that, to the extent required, upon due notice from WSI, CERI will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by CERI, or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalent effect with respect to the WSI Common Shares and Exchangeable Shares as provided for in this Section 2.7.

      2.8     Tender Offers

      In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to WSI Common Shares (an “Offer”) is proposed by WSI or is proposed to WSI or its shareholders and is recommended by the board of directors of WSI, or is otherwise effected or to be effected with the consent or approval of the board of directors of WSI, and the Exchangeable Shares are not redeemed by CERI or purchased by Capital Holdings pursuant to the Redemption Call Right, WSI will expeditiously and in good faith take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares (other than WSI and its affiliates) to participate in such Offer to the same extent and on an economically equivalent basis as the holders of WSI Common Shares, without discrimination. Without limiting the generality of the foregoing, WSI will expeditiously and in good faith take all such actions and do all such things as are reasonably necessary or desirable to ensure that holders of Exchangeable Shares may participate in each such Offer without being required to retract Exchangeable Shares as against CERI (or, if so required, to ensure that any such retraction, shall be effective only upon, and shall be conditional upon, the closing of such Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of CERI to redeem (or Capital Holdings to purchase pursuant to the Redemption Call Right) Exchangeable Shares, as applicable, in the event of a WSI Control Transaction.

      2.9     Ownership of Outstanding Shares

      Without the prior approval of CERI and the prior approval of the holders of the Exchangeable Shares given in accordance with section 10.2 of the Share Provisions, WSI covenants and agrees in favour of CERI that, as long as any outstanding Exchangeable Shares are owned by any Person other than WSI or any of its affiliates, WSI will be, and remain, the direct or indirect beneficial owner of all issued and outstanding CERI Common Shares and all of the issued and outstanding shares in the capital of Capital Holdings.

      2.10     WSI and Affiliates Not to Vote Exchangeable Shares

      WSI covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by it and its affiliates for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. WSI further covenants and agrees that it will not, and will cause its affiliates not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Share Provisions or pursuant to the provisions of the OBCA (or any successor or other corporate statute by which CERI may in the future be governed) with respect to any Exchangeable Shares held by it or by its affiliates in respect of any matter considered at any meeting of holders of Exchangeable Shares.

      2.11     Rule 10b-18 Purchases

      For certainty, nothing contained in this Agreement, including without limitation the obligations of WSI contained in Section 2.8 hereof, shall limit the ability of WSI or CERI to make a “Rule 10b-18 Purchase” of WSI Common Shares pursuant to Rule 10b-18 of the United States Securities Exchange Act of 1934, as amended, or any successor provision thereof.

ARTICLE 3

WSI SUCCESSORS

      3.1     Certain Requirements in Respect of Combination, etc.

      WSI shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger, of the continuing corporation resulting therefrom unless:

(a) such other Person or continuing corporation (the “WSI Successor”) by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are reasonably necessary or advisable to evidence the assumption by the WSI Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such WSI Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of WSI under this Agreement;

(b) in the event that WSI Common Shares are reclassified or otherwise changed as part of such transaction, the same or an economically equivalent change is simultaneously made to, or in the rights of the holders of, the Exchangeable Shares; and

(c) such transaction shall be upon such terms and conditions as to substantially preserve and not impair in any material respect any of the rights, duties, powers and authorities of the other parties hereunder or the holders of Exchangeable Shares.

      3.2     Vesting of Powers in Successor

      Whenever the conditions of Section 3.1 have been duly observed and performed, the parties, if required by Section 3.1, shall execute and deliver the supplemental agreement provided for in Section 3.1(a) and thereupon the WSI Successor shall possess and from time to time may exercise each and every right and power of WSI under this Agreement in the name of WSI or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of WSI or any officers of WSI may be done and performed with like force and effect by the directors or officers of such WSI Successor.

      3.3     Wholly-Owned Subsidiaries

      Nothing herein shall be construed as preventing (i) the amalgamation or merger of any wholly-owned direct or indirect subsidiary of WSI with or into WSI, (ii) the winding-up, liquidation or dissolution of any wholly-owned subsidiary of WSI, provided that all of the assets of such subsidiary are transferred to WSI or another wholly-owned direct or indirect subsidiary of WSI or (iii) any other distribution of the assets of any wholly-owned direct or indirect subsidiary of WSI among the shareholders of such subsidiary for the purpose of winding up its affairs and any such transactions are expressly permitted by this Article 3.

ARTICLE 4

GENERAL

      4.1     Term

      This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any Person other than WSI and any of its affiliates.

      4.2     Changes in Capital of WSI and CERI

      At all times after the occurrence of any event contemplated pursuant to Sections 2.7 and 2.8 hereof or otherwise, as a result of which either WSI Common Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which WSI Common Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

      4.3     Severability

      If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

      4.4     Amendments, Modifications

      Subject to Sections 4.2, 4.3 and 4.5, this Agreement may not be amended or modified except by an agreement in writing executed by CERI, Capital Holdings and WSI and approved by the holders of the Exchangeable Shares in accordance with section 10.2 of the Share Provisions.

      4.5     Ministerial Amendments

      Notwithstanding the provisions of Section 4.4, the parties to this Agreement may in writing at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

(a) adding to the covenants of any or all parties, provided that the board of directors of each of CERI, Capital Holdings and WSI shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares;

(b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the board of directors of each of CERI, Capital Holdings and WSI, it may be expedient to make, provided that each such board of directors shall be of the good faith opinion that such amendments or modifications will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares; or

(c) making such changes or corrections which, on the advice of counsel to CERI, Capital Holdings and WSI, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the boards of directors of each of CERI, Capital Holdings and WSI shall be of the good faith opinion that such changes or corrections will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares.

      4.6     Meeting to Consider Amendments

      CERI, at the request of WSI, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to Section 4.4 hereof. Any such meeting or meetings shall be called and held in accordance with the articles and by-laws of CERI, the Share Provisions and all applicable laws.

      4.7     Amendments Only in Writing

      No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

      4.8     Enurement

      This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign or transfer all or any part of its rights and obligations under this Agreement without the prior written consent of the other parties hereto and the consent of the holders of Exchangeable Shares given in accordance with section 10.2 of the Share Provisions.

      4.9     Notices to Parties

      All notices and other communications required or permitted to be given pursuant to any provision of this Agreement shall be given or made in writing and shall be deemed to be validly given if served personally, including by prepaid courier delivery, or by telecopy, in each case addressed to the particular party at:

in the case of each of WSI, Capital Holdings and CERI:

Capital Environmental Resource Inc.
1122 International Blvd
Suite 601
Burlington, Ontario
L7L 6Z8

Attention: General Counsel
Fax No.: (905) 319-9408

or at such other address of which any party may, from time to time, advise the other parties by notice in writing given in accordance with the foregoing. Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof, unless such day is not a Business Day or unless such delivery occurs after 5:00 p.m. (local time), in which case it shall be deemed to have been given and received on the immediately following Business Day.

      4.10     Jurisdiction

      This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

      4.11     Attornment

      Each of the parties hereto agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and WSI hereby appoints CERI at its registered office in the Province of Ontario as attorney for service of process.

      4.12     Counterparts

      This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WASTE SERVICES, INC.

By:

Name:
Title:

CAPITAL ENVIRONMENTAL HOLDINGS COMPANY

By:

Name:
Title:

CAPITAL ENVIRONMENTAL RESOURCE INC.

By:

Name:
Title:

ANNEX I

WASTE SERVICES CERTIFICATE OF INCORPORATION

Exhibit A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF
WASTE SERVICES, INC.

ARTICLE I

NAME

      The name of the corporation is Waste Services, Inc. (hereinafter referred to as the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND REGISTERED AGENT

      The registered office of the Corporation in the State of Delaware shall be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801, and the registered agent in charge thereof shall be The Corporation Trust Company.

ARTICLE III

CORPORATE PURPOSE

      SECTION 3.01.     Purpose. The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the DGCL, as amended from time to time, and to possess and exercise all of the powers and privileges granted by such law and other law of Delaware.

      SECTION 3.02.     Term. The Corporation is to have perpetual existence.

ARTICLE IV

CAPITALIZATION

      SECTION 4.01.     Authorized Capital. The aggregate number of shares of stock which the Corporation shall have authority to issue is 505,000,000 shares, divided into two (2) classes consisting of 500,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”) and 5,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

      SECTION 4.02.     Common Stock. The Common Stock shall be subject to the express terms of any series of Preferred Stock.

(a) Voting. Except as may be provided in this Certificate or in a Preferred Stock Certificate of Designation (as defined below), if any, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes as provided by law, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

(b) Dividends. Subject to any other provisions of this Certificate, and to the rights of holders of Preferred Stock, if any, holders of Common Stock shall be entitled to receive ratably on a per share basis such dividends and other distributions in cash, stock or property of the Corporation as may be declared by the Board of Directors (the “Board”) of the Corporation from time to time out of the assets or funds of the Corporation legally available therefor.

(c) Distribution of Assets. Subject to the express terms of any series of Preferred Stock, in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders.

      SECTION 4.03.     Series A Preferred Stock. (a) The rights, preferences and limitations of the Series A Preferred Stock are set forth in the Certificate of Designations of the Powers, Preferences and Other Special Rights of the Series A Preferred Stock and the Qualifications, Limitations and Restrictions Thereof, which is attached hereto as Exhibit A.

      SECTION 4.04.     Preferred Stock. (a) The Board is authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable provisions of the DGCL (a “Preferred Stock Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, with such designations, preferences, and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board (as such resolutions may be amended by a resolution or resolutions subsequently adopted by the Board), and as are not stated and expressed in this Certificate including, but not limited to, determination of any of the following:

(i) the distinctive designation of the series, whether by number, letter or title, and the number of shares which will constitute the series, which number may be increased or decreased (but not below the number of shares then outstanding and except where otherwise provided in the applicable Preferred Stock Certificate of Designation) from time to time by action of the Board;

(ii) the dividend rate and the times of payment of dividends, if any, on the shares of the series, whether such dividends will be cumulative, and if so, from what date or dates, and the relation which such dividends, if any, shall bear to the dividends payable on any other class or classes of stock;

(iii) the price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of either the holder or the Corporation;

(iv) whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

(v) whether or not the shares of the series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

(vi) the rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(vii) whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other series or class of stock in any respect, or will be entitled to the benefit of limitations restricting the issuance of shares of any other series or class of stock, restricting the payment of dividends on or the making of other distributions in respect of shares of any other series or class of stock ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior series or class, and the terms of any such restriction;

(viii) whether the series will have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may provide, among other things and subject to the other provisions of this Certificate, that each share of such series shall carry one vote or more or less than one vote per share, that the holders of such series shall be entitled to vote on certain matters as a separate class (which for such purpose may be comprised of such series or of such series and one or more other series or classes of stock of the Corporation) and that all the shares of such series entitled to vote on a particular matter shall be deemed to be voted on such matter in the manner that a specified portion of the voting power of the shares of such series or separate class are voted on such matter; and

(ix) any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that series.

      (b) Voting Rights. Except as otherwise required by law, as otherwise provided herein or as otherwise determined by the Board in the applicable Preferred Stock Certificate of Designation as to the shares of any series of Preferred Stock prior to the issuance of any such shares, the holders of Preferred Stock shall have no voting rights and shall not be entitled to any notice of meeting of stockholders.

      (c) Dividends. Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment thereof, dividends at the rates fixed by the Board for the respective series, and no more, before any dividends shall be declared and paid, or set apart for payment, on Common Stock with respect to the same dividend period.

      (d) Preference on Liquidation. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of each series of Preferred Stock will be entitled to receive the amount fixed for such series plus, in the case of any series on which dividends will have been determined by the Board to be cumulative, an amount equal to all dividends accumulated and unpaid thereon to the date of final distribution whether or not earned or declared before any distribution shall be paid, or set aside for payment, to holders of Common Stock. If the assets of the Corporation are not sufficient to pay such amounts in full, holders of all shares of Preferred Stock will participate in the distribution of assets ratably in proportion to the full amounts to which they are entitled or in such order or priority, if any, as will have been fixed in the resolution or resolutions providing for the issue of the series of Preferred Stock. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor a sale, transfer or lease of all or part of its assets, will be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph except to the extent specifically provided for herein or in the applicable Preferred Stock Certificate of Designation.

      (e) Redemption. The Corporation, at the option of the Board, may redeem all or part of the shares of any series of Preferred Stock on the terms and conditions fixed in the applicable Preferred Stock Certificate of Designation for such series.

      (f) Certificate of Designations. For all purposes, this Certificate shall include each certificate of designation, if any, setting forth the terms of a series of Preferred Stock.

      (g) Authorized Shares. Subject to the rights, if any, of the holders of any series of Preferred Stock set forth in a certificate of designation, an amendment of this Certificate to increase or decrease the number of authorized shares of any series of Preferred Stock (but not below the number of shares thereof then outstanding) may be adopted by resolution adopted by the Board and approved by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock of the Corporation, and all other outstanding shares of stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL or any similar provisions hereafter enacted, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class, and no vote of the holders of any series of Preferred Stock, voting as a separate class, shall be required therefore.

ARTICLE V

BOARD OF DIRECTORS

      SECTION 5.01.     Election of Directors. Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. Except as may be provided in this Certificate or in a Preferred Stock Certificate of Designation, if any, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes.

      SECTION 5.02.     Number of Directors. The number of directors on the Board shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board or the stockholders.

      SECTION 5.03.     Classified Board. The Board, other than those who may be elected by the holders of any series of Preferred Stock, if any, shall be and is divided into three classes: Class I, Class II and Class III, which shall be as nearly equal in number as possible. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected; provided, however, that each initial director in Class I shall hold office until the annual meeting of stockholders in 2004, each initial director in Class II shall hold office until the annual meeting of stockholders in 2005, and each initial director in Class III shall hold office until the annual meeting of stockholders in 2006. Notwithstanding the foregoing provisions of this Section 5.03, each director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal from office.

      SECTION 5.04.     Nominations. Subject to the rights of holders of any series of Preferred Stock or any other class of stock of the Corporation (other than the Common Stock) then outstanding, nominations for the election of directors may be made by the affirmative vote of a majority of the entire Board or, subject to Article VI, Section 6.04, by any stockholder of record entitled to vote generally in the election of directors.

      SECTION 5.05.     Removal. No director who is part of any particular class of directors may be removed except both for cause and with the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as a single class. In the event of any increase or decrease in the authorized number of directors, (a) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his earlier death, resignation or removal from office and (b) the newly created or eliminated directorship resulting from such increase or decrease shall be apportioned by the Board among the three classes of directors so as to maintain such classes as nearly equal as possible.

      SECTION 5.06.     Vacancies. Subject to the rights of the holders of any series of Preferred Stock or any other class of stock of the Corporation (other than the Common Stock) then outstanding, any vacancies in the Board for any reason, including by reason of any increase in the number of directors, shall, if occurring prior to the expiration of the term of office of the class in which such vacancy occurs, be filled only by the Board, acting by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum, and any directors so elected shall hold office until the next election of the class for which such directors have been elected and until their successors are duly elected and qualified.

      SECTION 5.07.     Directors’ Meetings, Consents and Elections. Meetings of the Board and of any committee thereof may be held outside the State of Delaware if the Bylaws so provide. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting as provided by statute, if the Bylaws of the Corporation so provide.

ARTICLE VI

STOCKHOLDERS

      SECTION 6.01.     Cumulative Voting. No stockholder of the Corporation shall be entitled to exercise any right of cumulative voting.

      SECTION 6.02.     No Preemptive Rights. Except for rights issued pursuant to Article VIII hereof, no stockholder of the Corporation shall have any preemptive or preferential right, nor be entitled to such as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of the Corporation of any class or series, whether issued for money or for consideration other than money, or of any issue of securities convertible into stock of the Corporation.

      SECTION 6.03.     Stockholder Action. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is specifically denied. Special meetings of stockholders of the Corporation may be called only by the Board pursuant to a resolution duly adopted by a majority of the members of the Board, and the ability of the stockholders to call a special meeting of stockholders of the Corporation is specifically denied.

      SECTION 6.04.     Notice. Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE VII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

      SECTION 7.01.     Limitation on Liability. The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the DGCL. Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article VII, Section 7.01 shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

      SECTION 7.02.     Indemnification. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

      (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      SECTION 7.03.     Expenses. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.02 of this Article VII, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

      SECTION 7.04.     Miscellaneous. (a) Any indemnification under Section 7.02 of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because the person has met the applicable standard of conduct set forth in such Section 7.02. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders of the Corporation.

      (a) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation authorized in this Article VII. Such expenses (including attorneys’ fees) incurred by former directors and officers may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

      (b) The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

      (c) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the General Corporation Law.

      (d) For purposes of this Article VII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

      (e) For purposes of this Article VII, references to “other enterprises” shall include employee benefit plans, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to “serving at the request of the Corporation” shall include any service as a director or officer of the Corporation which imposes duties on, or involves service by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries, and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VII.

      (f) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VIII

STOCKHOLDER RIGHTS

      SECTION 8.01.     Stockholder Rights. The Board is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued shall be determined by the Board and set forth in the contracts or instruments that evidence such rights. The authority of the Board with respect to such rights shall include, but not be limited to, determination of the following:

(a) the initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(b) provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or securities of the Corporation;

(c) provisions which adjust the number or exercise price of such rights, or amount or nature of the stock or other securities or property receivable upon exercise of such rights, in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereof of the obligations of the Corporation under such rights;

(d) provisions which deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

(e) provisions which permit the Corporation to redeem such rights; and

(f) the appointment of a rights agent with respect to such rights.

ARTICLE IX

BUSINESS COMBINATIONS

      SECTION 9.01.     Section 203 of the DGCL. The Corporation shall be governed by the provisions contained in Section 203 of the DGCL regarding restrictions on business combinations with interested stockholders.

      SECTION 9.02.     Other Constituencies. The Board, when evaluating any offer of another party to (i) purchase or exchange any securities or property for any outstanding equity securities of the Corporation, (ii) merge or consolidate the Corporation with another corporation, or (iii) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders, give due consideration not only to the price or other consideration being offered but also to all other relevant factors, including without limitation the financial and managerial resources and future prospects of the other party, the possible effects on the business of the Corporation and its subsidiaries and on the employees, customers, suppliers and creditors of the Corporation and its subsidiaries and the effects on the communities in which the Corporation’s facilities are located.

ARTICLE X

TRANSACTION WITH DIRECTORS AND OFFICERS

      SECTION 10.01.     Transaction With Directors and Officers. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, or (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are know to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders, or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee that authorizes the contract or transaction.

ARTICLE XI

AMENDMENTS

      SECTION 11.01.     Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation without the assent or vote of the stockholders of the Corporation. The stockholders may, at any annual or special meeting of the stockholders of the Corporation, duly called and upon proper notice thereof, make, alter, amend or repeal the Bylaws by the affirmative vote by the holders of not less than 80% of the shares of stock entitled to vote generally in the election of directors.

      SECTION 11.02.     Certificate. The Corporation reserves the right to amend, alter, change or repeal the provisions in this Certificate and in any certificate amendatory hereof in the manner now or hereafter prescribed by law, and all rights conferred in this Certificate on stockholders, directors and officers are subject to this reserved power; provided, however, that the affirmative vote of the holders of record of outstanding shares representing at least 80% of the voting power of all of the shares of stock of the

Corporation then entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, change, or repeal any provision of, or to adopt any provision or provisions inconsistent with Section 4.04 of Article IV, Section 5.03 of Article V, Section 5.05 of Article V, Section 5.06 of Article V, Section 6.03 of Article VI, Section 6.04 of Article VI, Article VII, Section 9.01 of Article IX, Section 9.02 of Article IX or this Section 11.02 of Article XI of this Certificate unless such amendment, alteration, repeal or adoption of any inconsistent provision or provisions is declared advisable by the Board by the affirmative vote of at least 75% of the entire Board, notwithstanding the fact that a lesser percentage may be specified by the DGCL.

ANNEX J

WASTE SERVICES BY-LAWS

BYLAWS

OF
WASTE SERVICES, INC.

(Adopted as of May 6, 2003)

AMENDED AND RESTATED BYLAWS

OF
WASTE SERVICES, INC.

ARTICLE I

OFFICES

      SECTION 1.01.     Registered Office. The registered office of Waste Services, Inc. (the “Corporation”) in the State of Delaware shall be The Corporation Trust Company, 1209 Bergen Street, in the City of Wilmington, County of New Castle, Delaware 19801, and the registered agent in charge thereof shall be The Corporation Trust Company.

      SECTION 1.02.     Other Offices. The Corporation may also have an office or offices at any other place or places within or without the State of Delaware as the Board of Directors of the Corporation (the “Board”) may from time to time determine or the business of the Corporation may from time to time require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

      SECTION 2.01.     Annual Meetings. The annual meeting of stockholders of the Corporation for the election of directors of the Corporation (“Directors”), and for the transaction of such other business as may properly come before such meeting, shall be held at such place, date and time as shall be fixed by the Board and designated in the notice or waiver of notice of such annual meeting.

      SECTION 2.02.     Special Meetings. Special meetings of stockholders for any purpose or purposes may be called by the Board pursuant to a resolution duly adopted by the Board, to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof. The ability of the stockholders to call a special meeting of stockholders of the Corporation is specifically denied.

      SECTION 2.03.     Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of stockholders shall be given either by delivering a notice personally or mailing a notice to each stockholder of record entitled to vote thereat. If mailed, the notice shall be directed to the stockholder in a postage-prepaid envelope at his address as it appears on the stock books of the Corporation unless, prior to the time of mailing, he shall have filed with the Secretary a written request that notices intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request. Notice of each meeting of stockholders shall be in such form as is approved by the Board and shall state the purpose or purposes for which the meeting is called, the date and time when and the place where it is to be held, and shall be delivered personally or mailed not more than sixty (60) days and not less than ten (10) days before the day of the meeting. The Secretary or an Assistant Secretary or the transfer agent of the Corporation shall, after giving such notice, make an affidavit stating that notice has been given, which shall be filed with the minutes of such meeting.

      SECTION 2.04.     Advance Notice Provisions for Stockholder Nominees for Director and Other Business to be Transacted. (a) The matters to be considered and brought before any annual or special meeting of stockholders of the Corporation shall be limited to only such matters, including the nomination and election of Directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this Section 2.04.

      (b) For any matter to be properly brought before any annual meeting of stockholders, the matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board or (iii) brought before the annual meeting in the manner specified in this Section 2.04(b) (x) by a stockholder that holds of record stock of the Corporation entitled to vote at the annual meeting on such matter (including any election of a Director) or (y) by a person (a “Nominee Holder”) that holds such stock through a nominee or “street name” holder of record of such stock and can demonstrate to the Corporation such indirect ownership of, and such Nominee Holder’s entitlement to vote on such matter, such stock. In addition to any other requirements under applicable law, the Certificate of Incorporation and these Bylaws, persons nominated by stockholders for election as Directors of the Corporation and any other proposals by stockholders shall be properly brought before an annual meeting of stockholders only if notice of any such matter to be presented by a stockholder at such meeting (a “Stockholder Notice”) shall be delivered to a Secretary at the principal executive office of the Corporation not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the annual meeting for the preceding year (provided that for purposes of the annual meeting of stockholders held following the end of the fiscal year ended December 31, 2003, the date of the preceding year’s annual meeting shall be deemed to be May 1, 2003); provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), such Stockholder Notice shall be given in the manner provided herein not earlier than the ninety (90) days prior to the Other Meeting Date and not later than the close of business on the later of (i) the close of business on the date sixty (60) days prior to such Other Meeting Date or (ii) the close of business on the tenth (10th) day following the date on which such Other Meeting Date is first publicly announced or disclosed. Any stockholder desiring to nominate any person or persons (as the case may be) for election as a Director or Directors at an annual meeting of stockholders shall deliver, as part of such Stockholder Notice, a statement in writing setting forth the name of the person or persons to be nominated, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by each such person, as reported to such stockholder by such person, the information regarding each such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission, each such person’s signed consent to serve as a Director if elected, such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder and, in the case of a Nominee Holder, evidence establishing such Nominee Holder’s indirect ownership of stock and entitlement to vote such stock for the election of Directors at the annual meeting. Any stockholder who gives a Stockholder Notice of any matter (other than a nomination for Director) proposed to be brought before an annual meeting of stockholders shall deliver, as part of such Stockholder Notice, the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder, any material interest of such stockholder in the matter proposed (other than as a stockholder), if applicable, and, in the case of a Nominee Holder, evidence establishing such Nominee Holder’s indirect ownership of stock and entitlement to vote such stock on the matter proposed at the annual meeting. As used in these Bylaws, shares “beneficially owned” shall mean all shares that such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the “Exchange Act”). If a stockholder is entitled to vote only for a specific class or category of Directors at a meeting (annual or special), such stockholder’s right to nominate one or more individuals for election as a Director at the meeting shall be limited to such class or category of Directors.

      Notwithstanding any provision of this Section 2.04 to the contrary, in the event that the number of Directors to be elected at the next annual meeting of stockholders is increased by virtue of an increase in the size of the Board and either all of the nominees for Director at the next annual meeting of stockholders or the size of the increased Board is not publicly announced or disclosed by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder Notice shall also be considered timely hereunder, but only with respect to nominees to stand for election at the next annual meeting as the result of any new positions created by such increase, if it shall be delivered to a Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the first (1st) day on which all such nominees or the size of the increased Board shall have been publicly announced or disclosed.

      (c) Except as provided in the immediately following sentence, no matter shall be properly brought before a special meeting of stockholders unless such matter shall have been brought before the meeting pursuant to the Corporation’s notice of such meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more Directors to the Board, any stockholder entitled to vote for the election of such Director(s) at such meeting may nominate a person or persons (as the case may be) for election to such position(s) as are specified in the Corporation’s notice of such meeting, but only if the Stockholder Notice required by Section 2.04(b) hereof shall be delivered to a Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the first (1st) day on which the date of the special meeting and either the names of all nominees proposed by the Board to be elected at such meeting or the number of Directors to be elected shall have been publicly announced or disclosed.

      (d) For purposes of this Section 2.04, a matter shall be deemed to have been “publicly announced or disclosed” if such matter is disclosed in a press release reported by the Dow Jones News Service, the Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

      (e) In no event shall the adjournment of an annual meeting or a special meeting, or any announcement thereof, commence a new period for the giving of notice as provided in this Section 2.04. This Section 2.04 shall not apply to (i) any stockholder proposal made pursuant to Rule 14a-8 under the Exchange Act or (ii) any nomination of a Director in an election in which only the holders of one or more series of Preferred Stock of the Corporation issued pursuant to Article IV of the Certificate of Incorporation are entitled to vote (unless otherwise provided in the terms of such stock).

      (f) The chairman of any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 2.04 and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

      SECTION 2.05.     Adjournments. Whenever a meeting of stockholders, annual or special, is adjourned to another date, time or place, notice need not be given of the adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote thereat. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

      SECTION 2.06.     Quorum. At each meeting of stockholders, except where otherwise required by law, the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, where a separate vote by class or classes is required for any matter, the holders of a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter, the meeting of such class may be adjourned from time to time in the manner provided by these Bylaws until a quorum of such class shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of Directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

      SECTION 2.07.     Organization. The Chairman of the Board shall act as chairman at all meetings of stockholders at which he is present, and as such chairman shall call such meetings of stockholders to order and preside thereat. If the Chairman of the Board shall be absent from any meeting of stockholders, the duties otherwise provided in this Section 2.07 to be performed by him at such meeting, shall be performed at such meeting by a chairman designated by the Board, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary of the Corporation shall act as secretary at all meetings of the stockholders, but in his absence the chairman of the meeting may appoint any person present to act as secretary of the meeting.

      SECTION 2.08.     Inspectors of Elections. Prior to any meeting of stockholders, the Board, or, if the Board shall not have made such appointment, the chairman of the meeting, shall appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted therewith, any information provided by a stockholder who submits a proxy by telegram, cablegram or other electronic transmission from which it can be determined that the proxy was authorized by the stockholder, ballots and the regular books and records of the Corporation, and they may also consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for such purpose, they shall, at the time they make their certification, specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

      SECTION 2.09.     Fixing of Record Date. The Board may fix a date not more than sixty (60) days nor less than ten (10) days prior to the date of any meeting of stockholders, as a record date for the determination of the stockholders entitled to notice of and to vote at such meeting and any adjournment thereof, and in such case such stockholders and only such stockholders of record on the date so fixed shall be entitled to notice of, and to vote at, such meeting and any adjournment thereof, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. No record date shall precede the date on which the Board establishes such record date. The Secretary shall prepare and make or cause to be prepared and made, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each such stockholder and the number of shares registered in the name of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place, specified in the notice of the meeting, within the city where the meeting is to be held, or, if not so specified, at the place where the meeting is to be held. Such list shall be produced and kept at the time and place of the meeting during the whole time thereof, and subject to the inspection of any stockholder who may be present.

      SECTION 2.10.     Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. If the Certificate of Incorporation provides for more or less than one vote for any share on any matter, every reference in these Bylaws to a majority or other proportion of shares of stock shall refer to such majority or other proportion of the votes of such shares of stock. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with a Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot unless so directed by the chairman of the meeting or the Board. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors. In all other matters, unless otherwise required by law, the Certificate of Incorporation or these Bylaws, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Where a separate vote by class or classes is required, the affirmative vote of the holders of a majority (or, in the case of an election of Directors, a plurality) of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class or classes, except as otherwise required by law, the Certificate of Incorporation or these Bylaws.

      SECTION 2.11.     Action by Stockholders Without a Meeting. The stockholders may not take any action without a duly called meeting of the stockholders.

ARTICLE III

BOARD OF DIRECTORS

      SECTION 3.01.     Election and Term. Except as otherwise provided by law or by the Certificate of Incorporation, and subject to the provisions of Sections 3.12, 3.13 and 3.14 of this Article III, Directors shall be elected at the annual meeting of stockholders to serve until the annual meeting of stockholders in the third year following their election and until their successors are duly elected and qualified, or until their earlier death, resignation or removal from office.

      SECTION 3.02.     Number. The number of Directors may be fixed from time to time by resolution of the Board but shall not be less than three (3) nor more than twelve (12).

      SECTION 3.03.     General Powers. The business, properties and affairs of the Corporation shall be managed by, or under the direction of, the Board, which, without limiting the generality of the foregoing, shall have power to elect and appoint officers of the Corporation, to appoint and direct agents, to grant general or limited authority to officers, employees and agents of the Corporation to make, execute and deliver contracts and other instruments and documents in the name and on behalf of the Corporation and over its seal, without specific authority in each case, and, by resolution adopted by a majority of the whole Board, to appoint committees of the Board in addition to those appointed pursuant to Article IV hereof, the membership of which may consist of one or more Directors, and which may advise the Board with respect to any matters relating to the conduct of the Corporation’s business. The Board may designate one or more Directors as alternate members of any committee, including those appointed pursuant to Article IV hereof, who may replace any absent or disqualified member at any meeting of the committee. In addition, the Board may exercise all the powers of the Corporation and do all lawful acts and things which are not reserved to the stockholders by law or by the Certificate of Incorporation.

      SECTION 3.04.     Place of Meetings. Meetings of the Board may be held at any place, within or without the State of Delaware, from time to time as designated by the Board.

      SECTION 3.05.     Organization Meeting. A newly elected Board shall meet and organize, and also may transact any other business which might be transacted at a regular meeting thereof, as soon as practicable after each annual meeting of stockholders, at the place at which such meeting of stockholders took place, without notice of such meeting, provided a majority of the whole Board is present. If such a majority is not present, such organizational meeting may be held at any other time or place which may be specified in a notice given in the manner provided in Section 3.07 of this Article III for special meetings of the Board, or in a waiver of notice thereof.

      SECTION 3.06.     Regular Meetings. Regular meetings of the Board shall be held at such times as may be determined by resolution of the Board and no notice shall be required for any regular meeting. Except as otherwise provided by law, any business may be transacted at any regular meeting of the Board.

      SECTION 3.07.     Special Meetings; Notice and Waiver of Notice. Special meetings of the Board shall be called by the Secretary on the request of the Chairman of the Board or the President, or on the request in writing of any three other Directors stating the purpose or purposes of such meeting. Notice of any special meeting shall be in form approved by the Chairman of the Board or the President, as the case may be. Notices of special meetings shall be mailed to each Director, addressed to him at his residence or usual place of business, not later than two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cablegram, internet transmission, telephone transmission or other means of electronic communication or be delivered personally, not later than the day before such day of meeting. Notice of any meeting of the Board need not be given to any Director if he shall sign a written waiver thereof either before or after the time stated therein, or if he shall attend a meeting, except when he attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board need be specified in any notice or written waiver of notice unless so required by the Certificate of Incorporation or by the Bylaws. Unless limited by law, by the Certificate of Incorporation or by the Bylaws, any and all business may be transacted at any special meeting.

      SECTION 3.08.     Organization of Meetings. The Chairman of the Board shall preside at all meetings of the Board at which he is present. If the Chairman of the Board shall be absent from any meeting of the Board, the duties otherwise provided in this Section 3.08 of Article III to be performed by him at such meeting shall be performed at such meeting by the Director chosen by a majority of the other Directors who are present. The Secretary of the Corporation shall act as the secretary at all meetings of the Board, and in his absence a temporary secretary shall be appointed by the chairman of the meeting.

      SECTION 3.09.     Quorum and Manner of Acting. Except as otherwise provided by Section 3.05 of this Article III, at every meeting of the Board a majority of the total number of Directors constituting the whole Board shall constitute a quorum but in no event shall a quorum be constituted by less than two (2) Directors. Except as otherwise provided by law or by the Certificate of Incorporation, or by Section 3.14 of this Article III, or by Section 4.01 or Section 4.08 of Article IV, or by Article IX, the act of a majority of the Directors present at any such meeting, at which a quorum is present, shall be the act of the Board. In the absence of a quorum, a majority of the Directors present may adjourn any meeting, from time to time, until a quorum is present. No notice of any adjourned meeting need be given other than by announcement at the meeting that is being adjourned. Members of the Board or any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by a member of the Board in a meeting pursuant to this Section 3.09 of Article III shall constitute his presence in person at such meeting.

      SECTION 3.10.     Voting. On any question on which the Board shall vote, the names of those voting and their votes shall be entered in the minutes of the meeting if any member of the Board so requests at the time.

      SECTION 3.11.     Action Without a Meeting. Except as otherwise provided by law or by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if prior to such action all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or the committee.

      SECTION 3.12.     Resignations. Any Director may resign at any time upon written notice of resignation to the Corporation. Any resignation shall be effective immediately unless a date certain is specified for it to take effect, in which event it shall be effective upon such date, and acceptance of any resignation shall not be necessary to make it effective, irrespective of whether the resignation is tendered subject to such acceptance.

      SECTION 3.13.     Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock or any other class of capital stock of the Corporation (other than the Common Stock) then outstanding, no Director may be removed except both for cause and with the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class.

      SECTION 3.14.     Vacancies. Subject to the rights of the holders of any series of Preferred Stock or any other class of capital stock of the Corporation (other than the Common Stock) then outstanding, any vacancies in the Board for any reason, including by reason of any increase in the number of Directors, shall, if occurring prior to the expiration of the term of office of the class in which such vacancy occurs, be filled only by the Board, acting by the affirmative vote of a majority of the remaining Directors then in office, although less than a quorum, and any Directors so elected shall hold office until the next election of the class for which such Directors have been elected and until their successors are duly elected and qualified.

      SECTION 3.15.     Directors’ Compensation. Any and all Directors may receive such reasonable compensation for their services as such, whether in the form of salary, a fixed fee for attendance at meetings or otherwise, with expenses, if any, as the Board may from time to time determine. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

COMMITTEES

      SECTION 4.01.     Constitution and Powers. The Board may, by resolution adopted by affirmative vote of a majority of the whole Board, appoint one or more committees of the Board, which committees shall have such powers and duties as the Board shall properly determine. Unless otherwise provided by the Board, no such other committee of the Board shall be composed of fewer than three (3) Directors.

      SECTION 4.02.     Place of Meetings. Meetings of any committee of the Board may be held at any place, within or without the State of Delaware, from time to time designated by the Board or such committee.

      SECTION 4.03.     Meetings; Notice and Waiver of Notice. Regular meetings of any committee of the Board shall be held at such times as may be determined by resolution either of the Board or of such committee and no notice shall be required for any regular meeting. Special meetings of any committee shall be called by the secretary thereof upon request of any two members thereof. Notice of any special meeting of any committee shall be in form approved by the Chairman of the Board or the President, as the case may be. Notices of special meetings shall be mailed to each member, addressed to him at his residence or usual place of business, not later than two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable or any other form of recorded communication, or be delivered personally or by telephone, not later than the day before such day of meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee, need be specified in any notice or written waiver of notice unless so required by the Certificate of Incorporation or the Bylaws. Notices of any such meeting need not be given to any member of any committee, however, if waived by him as provided in Section 3.07 of Article III, and the provisions of such Section 3.07 with respect to waiver of notice of meetings of the Board shall apply to meetings of any committee as well.

      SECTION 4.04.     Organization of Meetings. The most senior officer of the Corporation present, if any be members of the committee, and, if not, the Director present who has served the longest as a Director, except as otherwise expressly provided by the Board or the committee, shall preside at all meetings of any committee. The Secretary of the Corporation, except as otherwise expressly provided by the Board, shall act as secretary at all meetings of any committee and in his absence a temporary secretary shall be appointed by the chairman of the meeting.

      SECTION 4.05.     Quorum and Manner of Acting. A majority of the members of any committee then in office shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present, shall be the act of such committee. In the absence of a quorum, a majority of the members of any committee present, or, if two or fewer members shall be present, any member of the committee present or the Secretary, may adjourn any meeting, from time to time, until a quorum is present. No notice of any adjourned meeting need be given other than by announcement at the meeting that is being adjourned. The provisions of Section 3.09 of Article III with respect to participation in a meeting of a committee of the Board and the provisions of Section 3.11 of Article III with respect to action taken by a committee of the Board without a meeting shall apply to participation in meetings of and action taken by any committee.

      SECTION 4.06.     Voting. On any question on which any committee shall vote, the names of those voting and their votes shall be entered in the minutes of the meeting if any member of such committee so requests.

      SECTION 4.07.     Records. All committees shall keep minutes of their acts and proceedings, which shall be submitted at the next regular meeting of the Board unless sooner submitted at an organization or special meeting of the Board, and any action taken by the Board with respect thereto shall be entered in the minutes of the Board.

      SECTION 4.08.     Vacancies. Any vacancy occurring in any committee of the Board by death, resignation, removal from office or otherwise may be filled by affirmative vote of a majority of the whole Board.

      SECTION 4.09.     Members’ Compensation. Members of all committees may receive such reasonable compensation for their services as such, whether in the form of salary, a fixed fee for attendance at meetings or otherwise, with expenses, if any, as the Board may from time to time determine. Nothing herein contained shall be construed to preclude any member of any committee from serving the Corporation in any other capacity and receiving compensation therefor.

      SECTION 4.10.     Emergency Management Committee. In the event that a quorum of the Board cannot readily be convened as a result of emergency conditions following a catastrophe or disaster, then all the powers and duties vested in the Board shall vest automatically in an Emergency Management Committee which shall consist of all readily available members of the Board and which Committee shall have and may exercise all of the powers of the Board in the management of the business and affairs of the Corporation. Two members shall constitute a quorum. Other provisions of these Bylaws notwithstanding, the Emergency Management Committee shall call a meeting of the Board as soon as circumstances permit, for the purpose of filling vacancies on the Board and its committees and to take such other action as may be appropriate. The powers of the Emergency Management Committee shall terminate upon the convening of the meeting of the Board above prescribed at which a majority of the members thereof shall be present.

ARTICLE V

OFFICERS

      SECTION 5.01.     Officers. The officers of the Corporation shall be the Chairman, the President, the Secretary and a Treasurer and may include one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and such other officers as the Board may deem desirable or appropriate. Any two or more offices may be held by the same person.

      SECTION 5.02.     Authority and Duties. All officers shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws or, to the extent not so provided, by resolution of the Board. The Board shall take such action as may be necessary from time to time to ensure that the Corporation has such officers as are necessary, under this Section 5.02 and the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended, to enable it to sign stock certificates.

      SECTION 5.03.     Term of Office; Resignation; Removal; Vacancies. Unless otherwise provided in the resolution of the Board electing or authorizing the appointment of any officer, each officer shall hold office until his successor is elected or appointed and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to such person or persons as the Board may designate. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any officer authorized by the Board to appoint a person to hold an office of the Corporation may also remove such person from such office with or without cause at any time, unless otherwise provided in the resolution of the Board providing such authorization. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal from office or otherwise may be filled by the Board at any regular or special meeting or by an officer authorized by the Board to appoint a person to hold such office.

      SECTION 5.04.     The Chairman. The Chairman shall have the power to call special meetings of stockholders, to call special meetings of the Board and, if present, to preside at all meetings of stockholders and all meetings of the Board. The Chairman shall perform all duties incident to the office of Chairman of the Board and all such other duties as may from time to time be assigned to him by the Board or these Bylaws.

      SECTION 5.05.     The President. The President shall be the chief executive officer of the Corporation and shall have general and active management and control of the business and affairs of the Corporation, subject to the control of the Board, and shall see that all orders and resolutions of the Board are carried into effect. The President shall perform all duties incident to the office of President and all such other duties as may from time to time be assigned to him by the Board or these Bylaws.

      SECTION 5.06.     Vice Presidents. Vice Presidents, if any, in order of their seniority or in any other order determined by the Board, shall generally assist the President and perform such other duties as the Board or the President shall prescribe, and in the absence or disability of the President, shall perform the duties and exercise the powers of the President.

      SECTION 5.07.     The Secretary. The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform the same duties for any committee of the Board when so requested by such committee. He shall give or cause to be given notice of all meetings of stockholders and of the Board, shall perform such other duties as may be prescribed by the Board, the Chairman or the President and shall act under the supervision of the Chairman. He shall keep in safe custody the seal of the Corporation and affix the same to any instrument that requires that the seal be affixed to it and which shall have been duly authorized for signature in the name of the Corporation and, when so affixed, the seal shall be attested by his signature or by the signature of the Treasurer of the

Corporation (the “Treasurer”) or an Assistant Secretary or Assistant Treasurer of the Corporation. He shall keep in safe custody the certificate books and stockholder records and such other books and records of the Corporation as the Board, the Chairman or the President may direct and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman or the President.

      SECTION 5.08.     Assistant Secretaries. Assistant Secretaries of the Corporation (“Assistant
Secretaries”), if any, in order of their seniority or in any other order determined by the Board, shall generally assist the Secretary and perform such other duties as the Board or the Secretary shall prescribe, and, in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary.

      SECTION 5.09.     The Treasurer. The Treasurer shall have the care and custody of all the funds of the Corporation and shall deposit such funds in such banks or other depositories as the Board, or any officer or officers, or any officer and agent jointly, duly authorized by the Board, shall, from time to time, direct or approve. He shall disburse the funds of the Corporation under the direction of the Board and the President. He shall keep a full and accurate account of all moneys received and paid on account of the Corporation and shall render a statement of his accounts whenever the Board, the Chairman or the President shall so request. He shall perform all other necessary actions and duties in connection with the administration of the financial affairs of the Corporation and shall generally perform all the duties usually appertaining to the office of treasurer of a corporation. When required by the Board, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board shall approve.

      SECTION 5.10.     Assistant Treasurers. Assistant Treasurers of the Corporation (“Assistant
Treasurers”), if any, in order of their seniority or in any other order determined by the Board, shall generally assist the Treasurer and perform such other duties as the Board or the Treasurer shall prescribe, and, in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer.

      SECTION 5.11.     Other Officers. The other officers, if any, of the Corporation, shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board that is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI

SHARES AND TRANSFERS OF SHARES

      SECTION 6.01.     Stock Certificates; Uncertificated Shares. (a) The shares of stock in the Corporation shall be represented by certificates, provided that the Board of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to any such shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution or resolutions by the Board of the Corporation, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board or the President or a Vice President, and by a Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, representing the number of shares of stock in the Corporation owned by such holder. If such certificate is manually signed by one or more officers or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. Certificates representing shares of stock of the Corporation may bear such legends regarding restrictions on transfer or other matters as any officer or officers of the Corporation may determine to be appropriate and lawful.

      (b) If the Corporation is authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise required by law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of such class or series of stock and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated shares of any class or series of stock, the Corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates representing shares of such class or series or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of such class or series and the qualifications, limitations or restrictions of such preferences and/or rights.

      (c) Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

      SECTION 6.02.     Transfers of Stock. Transfers of stock shall be made on the books of the Corporation by the person named in the certificate, or by an attorney lawfully constituted in writing, and upon surrender and cancellation of a certificate or certificates for a like number of shares of the same class or series of stock, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and with such proof of the authenticity of the signatures as the Corporation or its agents may reasonably require and with all required stock transfer tax stamps affixed thereto and canceled or accompanied by sufficient funds to pay such taxes.

      SECTION 6.03.     Lost Certificates. In case any certificate of stock shall be lost, stolen or destroyed, the Board, in its discretion, or any officer or officers thereunto duly authorized by the Board, may authorize the issue of a substitute certificate in place of the certificate so lost, stolen or destroyed; provided, however, that, in each such case, the applicant for a substitute certificate shall furnish evidence to the Corporation, which it determines in its discretion is satisfactory, of the loss, theft or destruction of such certificate and of the ownership thereof, and also such security or indemnity as may be required by it.

      SECTION 6.04.     Determination of Holders of Record for Certain Purposes. In order to determine the stockholders or other holders of securities entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of capital stock or other securities or for the purpose of any other lawful action, the Board may fix, in advance, a record date, not more than sixty (60) days prior to the date of payment of such dividend or other distribution or allotment of such rights or the date when any such rights in respect of any change, conversion or exchange of stock or securities may be exercised, and in such case only holders of record on the date so fixed shall be entitled to receive payment of such dividend or other distribution or to receive such allotment of rights, or to exercise such rights, notwithstanding any transfer of any stock or other securities on the books of the Corporation after any such record date fixed as aforesaid. No record date shall precede the date on which the Board establishes such record date.

ARTICLE VII

CORPORATE SEAL

      SECTION 7.01.     Seal. The Board may provide a suitable Seal containing the name of the Corporation.

      SECTION 7.02.     Affixing and Attesting. The seal of the Corporation shall be in the custody of the Secretary, who shall have power to affix it to the proper corporate instruments and documents, and who shall attest it. In his absence, it may be affixed and attested by an Assistant Secretary, or by the Treasurer or an Assistant Treasurer or by any other person or persons as may be designated by the Board.

ARTICLE VIII

MISCELLANEOUS

      SECTION 8.01.     Fiscal Year. The fiscal year of the Corporation shall end on the thirtieth-first day of December of each year unless changed by resolution of the Board.

      SECTION 8.02.     Signatures on Negotiable Instruments. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officers or agents and in such manner as, from time to time, may be prescribed by resolution (whether general or special) of the Board, or may be prescribed by any officer or officers, or any officer and agent jointly, thereunto duly authorized by the Board.

      SECTION 8.03.     Execution of Proxies. The Chairman, the President or any Vice President may authorize, from time to time, the execution and issuance of proxies to vote shares of stock or other securities of other corporations held of record by the Corporation and the execution of consents to action taken or to be taken by any such corporation. All such proxies and consents, unless otherwise authorized by the Board, shall be signed in the name of the Corporation by the Chairman, the President or any Vice President.

      SECTION 8.04.     References to Article and Section Numbers and to the Bylaws and the Certificate of Incorporation. Whenever in the Bylaws reference is made to an Article or Section number, such reference is to the number of an Article or Section of the Bylaws. Whenever in the Bylaws reference is made to the Bylaws, such reference is to these Bylaws of the Corporation, as amended, and whenever reference is made to the Certificate of Incorporation, such reference is to the Certificate of Incorporation of the Corporation, as amended, including all documents deemed by the General Corporation Law of the State of Delaware to constitute a part thereof.

ARTICLE IX

AMENDMENTS

      SECTION 9.01.     Amendments. These Bylaws may be altered, amended or repealed (i) (except as otherwise provided in any Bylaw adopted by the stockholders) by the Board without the assent or vote of the stockholders of the Corporation or (ii) at any annual or special meeting of the stockholders of the Corporation, duly called and upon proper notice thereof, by affirmative vote of the holders of not less than 80% of the shares of stock entitled to vote generally in the election of Directors.

ANNEX K

WASTE SERVICES AMENDED CERTIFICATE OF DESIGNATIONS

AMENDED

CERTIFICATE OF DESIGNATIONS

Original Certificate of Designations filed May 6, 2003

WASTE SERVICES, INC.

AMENDED CERTIFICATE OF DESIGNATIONS

OF THE POWERS, PREFERENCES
AND OTHER SPECIAL RIGHTS OF THE SERIES A PREFERRED STOCK
AND THE QUALIFICATIONS,
LIMITATIONS AND RESTRICTIONS THEREOF

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

      Waste Services, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to the authority vested in the board of directors of the Corporation (the “Board of Directors”) by its Certificate of Incorporation, (hereinafter referred to as the “Certificate of Incorporation”), and pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, the Board of Directors has duly approved and adopted the following resolution (the “Resolution”):

      WHEREAS, pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation, the Board of Directors previously created, authorized and provided for the issue of Preferred Stock, par value $0.01 per share, with an initial base amount of $1,000.00 per share (the “Base Amount”), consisting of 100,000 shares;

      WHEREAS, the Board of Directors and holders of more than 50% of the outstanding shares of Preferred Stock have approved an amendment and restatement of the powers, preferences, and other special rights and the qualifications, limitations and restrictions of the Preferred Stock;

      RESOLVED, that, all of the amended powers, preferences, and other special rights and the qualifications, limitations and restrictions of the Preferred Stock are as set forth in the Certificate of Incorporation and in this Resolution as follows:

      1.     Designation and Amount. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a class of preferred stock designated as the “Series A Preferred Stock” and hereinafter called the “Preferred Stock”. The number of shares constituting such class shall equal 100,000.

      2.     Dividends.

      (a) Base Dividends. The holders of Preferred Stock shall be entitled to receive out of funds legally available therefor cumulative cash dividends at the rate of 17.75% per annum of the sum of (i) the Base Amount (as such Base Amount shall be appropriately adjusted for any stock dividend, stock split, reclassification, recapitalization, consolidation or similar event affecting the Preferred Stock) plus (ii) all accumulated and unpaid dividends (as of the relevant compounding date) plus (iii) the Incremental Amount (as defined in Section 5(d)), if any. The Preferred Stock dividends shall be compounded quarterly and accrue quarterly in arrears, based on the actual number of days elapsed in such period, from and including the Issue Date to and including the first to occur of (i) the date on which the Liquidation Preference is paid to the holder of such Preferred Stock in connection with the liquidation of the Corporation or the redemption of such Preferred Stock or (ii) the date on which such Preferred Stock is otherwise acquired by the Corporation or no longer outstanding. The Board of Directors may fix a record date for the determination of holders of Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof (in accordance with the terms of this Section 2). Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The Corporation shall not pay dividends on or make any other distribution on Junior Stock (other than any dividend or distribution payable solely in Junior Stock) until all accrued but unpaid dividends on the Preferred Stock have been declared and fully paid or irrevocably set apart for payment. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Preferred Stock, such payment shall be distributed pro rata among the holders thereof based on the aggregate accrued but unpaid dividends on the shares of Preferred Stock held by each such holder.

      (b) Additional Dividends. After all accrued but unpaid dividends on the Preferred Stock have been declared and paid or set apart pursuant to Section 2(a), if the Board of Directors shall elect to declare additional dividends on the Common Stock (whether payable in cash, securities or other property) other than dividends payable solely in shares of Common Stock, such additional dividends shall be paid in equal amounts per share on all shares of the Preferred Stock and the Common Stock, but with all holders of Preferred Stock treated (for purposes of this determination) as if they held a number of shares of Common Stock equal to the Liquidation Preference divided by the Applicable Amount.

      (c) Withholding. The Corporation shall be authorized to deduct and withhold any withholding taxes actually imposed under the Internal Revenue Code of 1986, as amended, or any applicable provision of state, local or foreign tax law, and any amounts so deducted and withheld shall be treated as distributed by the Corporation to the holders of the Preferred Stock in accordance with the terms hereof, provided, however, that (i) no such withholding or deduction shall be made in respect of any shares of Preferred Stock unless the Corporation provides written notice to the holder of such shares at least 10 days prior to such deduction and withholding and (ii) no such withholding or deduction shall be made to the extent the holder of such shares demonstrates, in a manner reasonably satisfactory to the Corporation, that no such deduction and withholding is required or that deduction and withholding is permitted at a reduced rate.

      3.     Liquidation Preference. Upon any liquidation, dissolution or winding up of the affairs of the Corporation (a “Liquidation Event”), no distribution shall be made to the holders of any Junior Stock unless, prior to the first such distribution, the holders of the Preferred Stock shall have received consideration of an amount per share equal to the greater of (i) the Liquidation Preference per share on the date of payment, or (ii) the amount the holders of Preferred Stock would receive if they held a number of shares of Common Stock equal to the Liquidation Preference divided by the Applicable Amount. If the assets distributable in any such event to the holders of the Preferred Stock are insufficient to permit the payment to such holders of the full Liquidation Preference to which they may be entitled, such assets shall be distributed ratably among the holders of the Preferred Stock and all Parity Stock in proportion to the full Liquidation Preference of the Preferred Stock and the liquidation preference of such Parity Stock that each such holder would otherwise be entitled to receive. For the avoidance of doubt, neither a Company Sale nor a Change of Control shall be deemed to be a Liquidation Event for purposes of this Section 3.

      4.     Redemption.

      (a) Final Redemption. On the date that is the twelfth anniversary of the Original Issue Date of the shares of Preferred Stock (the “Final Redemption Date”), the Corporation shall redeem for cash out of funds legally available therefor all of the Preferred Stock held by each holder for a price per share equal to the Liquidation Preference.

      (b) Optional Redemption. Until the third anniversary of any Issue Date, subject to the limitations set forth in Section 6.15 of the Subscription Agreement and applicable law, the Corporation may at its option (except as otherwise provided in Section 5(c)) redeem for cash out of funds legally available therefor all or a portion of the Preferred Stock held by each holder for a price per share equal to the Liquidation Preference (any such partial redemption to be effected pro rata according to the number of shares held by each holder of Preferred Stock); provided, however, that for purposes of this sentence, the Liquidation Preference shall be calculated using the third anniversary of such Issue Date as the relevant date of determination and assuming no cash dividends were paid (other than cash dividends that were actually declared and paid). After the third anniversary of any Issue Date and prior to the occurrence of a Change of Control, the Corporation may redeem for cash out of funds legally available therefor all or a portion of the Preferred Stock held by each holder for a price per share equal to the Liquidation Preference (any such partial redemption to be effected pro rata according to the number of shares held by each holder of Preferred Stock). Notwithstanding anything herein to the contrary, the Corporation shall not redeem less than all of the Preferred Stock pursuant to this Section 4(b) if as a result of any such redemption less than 5,000 shares of Preferred Stock would be outstanding.

      (c) Change of Control Offer to Redeem. Upon the occurrence of a Change of Control, the Corporation shall (unless the Corporation prior to or contemporaneously with such Change of Control redeems all of the Preferred Stock pursuant to Section 4(b) hereof) make an offer to redeem for cash out of funds legally available therefor all of the Preferred Stock held by each holder for a price per share equal to the Liquidation Preference multiplied by 101.0%.

      (d) Mechanics of Redemption. In the case of a redemption pursuant to Section 4(a) or (b), the Corporation shall give written notice to each holder of Preferred Stock at least 20 days and no more than 60 days prior to the scheduled Redemption Date, stating that it will redeem Preferred Stock as provided herein, such notice to be addressed to each holder of Preferred Stock at the address as it appears on the stock transfer books of the Corporation and to specify the Redemption Date and the number of shares to be redeemed. In the case of a redemption pursuant to Section 4(c), the Corporation shall, to the extent practicable, give written notice to each holder of Preferred Stock at least 20 days and no more than 60 days prior to the Change of Control, stating that it will redeem Preferred Stock as provided herein if the holders of the Preferred Stock elect to have their Preferred Stock redeemed as provided herein, such notice to be addressed to each holder of Preferred Stock at the address as it appears on the stock transfer books of the Corporation and to specify the Redemption Date and the number of shares to be redeemed. Any notice of redemption by the Corporation under Section 4(b) or 4(c) may be contingent upon a Change of Control. Each holder of outstanding shares of Preferred Stock may elect to have its shares redeemed upon a Change of Control in accordance with Section 4(c) above if the election of such holder is delivered to the Corporation (and not revoked) in the 20 day period following the giving of the notice by the Corporation described in the immediately preceding sentence. On or after the Redemption Date, unless postponed or waived as provided below, each holder of Preferred Stock shall surrender a certificate or certificates representing the number of shares of the Preferred Stock to be redeemed as stated in the notice provided by the Corporation. Notwithstanding the foregoing, in the case of a redemption pursuant to Section 4(a) above, upon written request from the Corporation, the holders of a Majority of the Preferred Stock to which any Final Redemption Date applies shall have the right to postpone such Final Redemption Date or waive (on a pro rata basis) the obligation of the Corporation to redeem all or part of the Preferred Stock on such Final Redemption Date, by written notice given to the Corporation.

      (e) Available Funds. For the purpose of determining whether funds are legally available for a redemption of Preferred Stock as provided herein, the Corporation shall value its assets in accordance with applicable law and shall revalue its assets at a higher amount to the extent reasonable and appropriate if permitted by such applicable law for such purpose. If on any Redemption Date funds of the Corporation legally available therefor shall be insufficient to redeem all the Preferred Stock required to be redeemed as provided herein, funds to the extent legally available shall be used for such purpose and the Corporation shall effect such redemption pro rata according to the number of shares held by each holder of Preferred Stock. The redemption requirements provided hereby shall be continuous, so that if on any Redemption Date such requirements shall not be fully discharged, without further action by any holder of Preferred Stock funds legally available shall be applied therefor until such requirements are fully discharged.

      5.     Voting; Company Sale.

      (a) Directors. Subject to Section 8, the holders of the Preferred Stock who are Kelso Parties or their Affiliates shall have the exclusive right, voting together as a single class without regard to series, to elect two directors of the Corporation as follows: (i) one director for so long as 5,000 or more shares of Preferred Stock are owned by the Kelso Parties or their Affiliates and (ii) a second director for so long as

25,000 or more shares of Preferred Stock are owned by the Kelso Parties or their Affiliates. The holders of the Preferred Stock, voting together as a single class without regard to series, shall cause the first and the second director, as applicable, to resign from the Board of Directors if, subsequent to their respective appointments, the number of shares of Preferred Stock owned by the Kelso Parties or their Affiliates falls below 25,000 in the case of the second director, or 5,000 in the case of the first director.

      (b) Approvals. Without the consent of the holders of a Majority of the Preferred Stock, voting separately as a single class without regard to series, in person or by proxy, either in writing without a meeting or at a special or annual meeting of stockholders, the Corporation shall not, and shall not permit any Subsidiary to:

(i) alter or change the powers, rights or preferences of the Preferred Stock; increase or decrease the number of authorized shares or the par value of the Preferred Stock; reclassify any Junior Stock or Parity Stock into Senior Stock; authorize, create or issue any class or series of Senior Stock (including Acquired Senior Stock), or any securities directly or indirectly convertible into or exchangeable for any Senior Stock; or amend or repeal any provision of, or add any provision to, the Corporation’s Certificate of Incorporation or By-Laws in a manner that could reasonably be expected to affect adversely the powers, rights or preferences of the Preferred Stock, provided, however, that the issuance of any Parity Stock or Junior Stock, without otherwise altering or modifying the terms of the Preferred Stock, will not be deemed to affect adversely the powers, rights or preferences of the Preferred Stock;

(ii) except in connection with the Migration, apply any of the Corporation’s assets to the redemption, retirement, purchase, repurchase or other acquisition, directly or indirectly, through subsidiaries or otherwise, of any capital stock or Options or Convertible Securities in excess of $100,000 in any 12 month period;

(iii) create, incur, assume, guarantee or otherwise become directly or indirectly liable for Indebtedness (including Acquired Indebtedness), after the Original Issue Date, other than Permitted Indebtedness, if at such time or as a result thereof the Debt Leverage Ratio exceeds or would exceed 4.00:1; provided, however, from and after such time as consolidated EBITDA for the preceding four fiscal quarters exceeds $75 million for at least two consecutive quarters, such Debt Leverage Ratio shall automatically increase to 4.50:1;

(iv) authorize, create, issue, assume, guarantee or otherwise become directly or indirectly liable for or obligated in respect of Parity Stock (including Acquired Parity Stock) or any securities directly or indirectly convertible into or exchangeable for any Parity Stock, after the Original Issue Date, other than Permitted Parity Stock, if at such time or as a result thereof the Preferred Leverage Ratio exceeds or would exceed 5.50:1; provided, however, from and after such time as consolidated EBITDA for the preceding four fiscal quarters exceeds $75 million for at least two consecutive quarters, such Preferred Leverage Ratio shall automatically increase to 6.50:1; provided, further, that to the extent (i) EBITDA is being calculated on a pro forma basis for a proposed acquisition for purposes of the immediately preceding proviso, (ii) the Corporation can demonstrate that financial data is not reasonably available and cannot reasonably be obtained for more than the preceding four fiscal quarters with respect to the pro forma portion of such EBITDA, and (iii) the requisite financial data is available for the preceding four fiscal quarters to calculate the pro forma portion of such EBITDA (such four quarters of the pro rata portion, the “Applicable Pro Forma EBITDA”), then the Applicable Pro Forma EBITDA may be added to the EBITDA otherwise calculated for purposes of the immediately preceding proviso and the test set forth in the immediately preceding proviso shall be applied for one quarter rather than two consecutive quarters;

(v) enter into any transaction or series of related transactions with any Affiliate of the Corporation other than a Wholly-Owned Subsidiary involving payments by or to the Corporation or any of its Affiliates in excess of $100,000 in any 12 month period, other than employment agreements, grants of stock options or other equity compensation or other employee benefits, in each case in the ordinary course of business, and other than the transactions described on the attachment entitled “Schedule A”, which is attached hereto;

(vi) enter into any other line of business other than businesses substantially similar or related to the Corporation’s and its Subsidiaries’ existing businesses; or

(vii) liquidate, dissolve or wind up, voluntarily or involuntarily, or appoint a liquidator, trustee or receiver for, the Corporation.

      (c) Company Sale. Subject to Section 8, if the Preferred Stock has not been fully redeemed by the sixth anniversary of the Original Issue Date, in order to generate the funds required to redeem the Preferred Stock, the holders of a Majority of the Preferred Stock shall have the right to request that the Board of Directors initiate a Sale Process. If a Company Sale has not occurred between the Original Issue Date and the sixth anniversary of the Original Issue Date, holders of a Majority of the Preferred Stock may, at any time following such sixth anniversary of the Original Issue Date, notify the Corporation in writing that they wish the Corporation to initiate a Sale Process (such notice, a “Sale Notice”). After receipt of a Sale Notice, the Board of Directors and the Corporation shall initiate a Sale Process as soon as practicable. The Board of Directors and the Corporation shall, subject to applicable securities laws and confidentiality obligations, consult regularly and in good faith with the Kelso Parties regarding the status of the Sale Process, but the Kelso Parties shall have no right to participate in or otherwise approve any aspect of the Sale Process other than participating in the Sale Process as a potential purchaser to the extent permitted by the Board of Directors. The Corporation shall use its reasonable best efforts to consummate a Company Sale and redeem all outstanding Preferred Stock pursuant to Section 4(b) by a date 8 months subsequent to the date on which a Sale Notice was delivered to the Corporation (such subsequent date, the “Sale Date”). Holders of a Majority of the Preferred Stock may waive, delay or extend the obligations set forth in this Section 5(c) in writing. The Corporation shall not be required to consummate a Company Sale if and only to the extent that, the Board of Directors of the Corporation determines in good faith (after consultation with outside legal counsel) that consummation of a Company Sale, in light of the circumstances existing at such time and the terms of this Certificate of Designations, would be inconsistent with its fiduciary duties under applicable law; provided, however, that this sentence shall not be deemed to limit in any way the Corporation’s other obligations set forth in this Section 5(c); provided, further, however, that, for the avoidance of doubt, any failure to consummate a Company Sale and redeem all outstanding Preferred Stock in accordance with the terms of this Section 5(c) pursuant to the “fiduciary out” set forth in this sentence or for any other reason shall constitute a failure to comply with the Corporation’s material obligations for purposes of Section 5(d) and shall give rise to the payment obligations set forth therein. Notwithstanding the foregoing and anything to the contrary in Section 5(d)(i) below, if the Board of Directors conducts the Sale Process and thereafter determines in good faith that any Company Sale resulting from such Sale Process would not yield proceeds sufficient to repay all outstanding Notes and all indebtedness under the Amended and Restated Credit Agreement as in effect on the date hereof (it being agreed that the required amount of sufficient proceeds shall not be greater than $320 million), the Board of Directors may delay the Sale Date to the earliest to occur of (a) the final maturity of such Notes, (b) the date on which such Notes and such indebtedness under the Amended and Restated Credit Agreement as in effect on the date hereof are repaid, repurchased, redeemed, defeased, discharged or otherwise satisfied, or (c) a Company Sale.

      (d) Damages.

      (i) Notwithstanding anything herein to the contrary (including, without limitation, Section 4(b)), if the Corporation does not for any reason comply with any of its material obligations set forth in Section 5(c), upon written notice from holders of a Majority of the Preferred Stock, the Corporation shall be obligated to pay, and all outstanding Preferred Stock shall become due and payable on the first anniversary of the Sale Date (the “Sale Redemption Date”) for, an amount equal to the Liquidation Preference per share as of the date of payment multiplied by 1.20 (the “Increased Amount”). Such amount shall become due and payable upon delivery of such notice by wire transfer of immediately available funds to accounts indicated in written instructions from the respective holders of the Preferred Stock.

      (ii) Notwithstanding anything herein to the contrary (including, without limitation, Section 4(b)), if the Corporation does not for any reason comply with any of its material obligations set forth in Sections 5(a) or (b) and does not cure any such failure to comply within 30 days of delivery of written notice from holders of a Majority of the Preferred Stock, the Liquidation Preference per share shall be increased by an amount equal to the Liquidation Preference per share immediately prior to such adjustment multiplied by .20 (the amount of such increase in the Liquidation Preference, the “Incremental Amount”). For the avoidance of doubt, the Corporation may redeem any shares of Preferred Stock pursuant to Section 4(b) hereof at any time prior to the Sale Redemption Date without any premium thereon except to the extent set forth in Section 4(b).

      (iii) Notwithstanding anything herein to the contrary (including, without limitation, Section 4(b)), if the Company Sale is delayed pursuant to the last sentence of Section 5(c) above, the Corporation shall be obligated to pay, and all outstanding Preferred Stock shall become due and payable at the Increased Amount on the first anniversary of the date on which the Sale Date would have occurred but for the last sentence of Section 5(c); provided, however, that the Corporation shall not be required to pay such amount until such delayed Sale Date, at which time the Increased Amount shall be paid by wire transfer of immediately available funds to accounts indicated in written instructions from the respective holders of the Preferred Stock.

      (e) Compliance Certificates; Notice of Default. Within 45 days following the end of each fiscal year (and if the Corporation has incurred or otherwise become obligated with respect to any Indebtedness other than borrowings in the ordinary course of business consistent with past practice under a revolving credit facility or issued or otherwise become obligated with respect to any Parity Stock during any fiscal quarter, within 45 days following the end of such fiscal quarter), the Corporation shall deliver to the holders of a Majority of the Preferred Stock a certificate, signed by the Chief Financial Officer and the principal accounting officer of the Corporation, in form reasonably satisfactory to the holders of a Majority of the Preferred Stock, stating that since the Original Issue Date there has been no breach or default of, or failure to perform any of the Corporation’s obligations under, this Certificate of Designations, together with all calculations, in reasonable detail, necessary to make such determination (including, without limitation, calculations regarding compliance with Sections 5(b)(iii) and (iv)). The Corporation shall deliver to the holders of a Majority of the Preferred Stock written notice of any breach or default of, or failure to perform any of the Corporation’s obligations under, this Certificate of Designations within 3 business days of the date on which an officer of the Corporation obtains knowledge thereof.

      (f) Migration Failure. Notwithstanding anything herein to the contrary, if the Migration has not been consummated on or before the Migration Outside Date (as defined in the Subscription Agreement), other than as a result of an Excusing Event (as defined in the Subscription Agreement), the dividend rate applicable to the Preferred Stock then in effect shall be increased by 1.00% to 18.75% from and after such date, and shall thereafter be similarly increased by an additional 1.00% on the last day of each month thereafter during which such Migration shall not have been consummated; provided, however, that in no event shall the dividend rate be increased by more than 12%; provided, further, that the dividend rate shall be reduced to 17.75% for all periods from and after the date of reduction upon the consummation of the Migration. For the avoidance of doubt, any dividends accrued during any period that the dividend rate shall have been increased pursuant to the immediately preceding sentence shall not thereafter be reduced regardless of whether the dividend rate shall be reduced pursuant to the last proviso of the immediately preceding sentence. A Majority of the Preferred Stock may waive, delay or extend the obligations set forth in this Section 5(f) in writing.

      6. No Reissuance of Preferred Stock. No share or shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and, upon such event, all such shares shall resume the status of authorized but unissued shares of preferred stock.

      7. Register. The Corporation shall keep a register of the holders of shares of Preferred Stock.

      8. Transfer. The Kelso Parties shall not transfer any shares of Preferred Stock other than to an Affiliate of a Kelso Party or to the Corporation: (i) unless the Corporation provides its prior written consent, not to be unreasonably withheld or delayed; and (ii) until the third anniversary of the Original Issue Date, if, as a result of such transfer, the Kelso Parties would hold in the aggregate less than a Majority of the Preferred Stock, provided, however, that the Corporation may waive the transfer restriction in this clause (ii) in writing. No holder of Preferred Stock other than the Kelso Parties shall have the right, unless the Corporation otherwise agrees in writing, to appoint directors pursuant to Section 5(a) or to participate in any request that the Corporation initiate a Sale Process pursuant to Section 5(c); provided, however, that if any such holder of Preferred Stock that is not a Kelso Party is not entitled to the foregoing right to appoint directors pursuant to this sentence, the shares of Preferred Stock held by such holder shall be entitled to vote on all matters together with the Common Stock on the basis of one vote per share.

      9. Amendment and Waiver. Upon written request of the Corporation, the holders of a Majority of the Preferred Stock in their sole discretion may amend, waive, delay or extend in writing any provision of this Certificate of Designations to the extent permitted by applicable law. The foregoing rights to amend, waive, delay or extend shall be in addition to any such rights otherwise set forth in this Certificate of Designations or pursuant to applicable law.

      10. Mergers, Consolidations. In case of any consolidation or merger of the Corporation with or into another entity, the Corporation shall require the surviving entity to assume all of the agreements and obligations of the Corporation hereunder. This Section 10 shall similarly apply to successive consolidations or mergers.

      11. Definitions. As used in this Certificate of Designations, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Acquired Indebtedness” means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary, (ii) assumed in connection with the acquisition of assets from such Person or (iii) existing at the time such Person is merged, consolidated, amalgamated or otherwise combined with the Corporation. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person, the date the acquired Person becomes a Subsidiary or the date of any such merger, consolidation, amalgamation or other combination. Acquired Indebtedness shall exclude Indebtedness assumed by the Corporation or any Subsidiary in connection with and as a direct result of the Migration.

“Acquired Parity Stock” means Parity Stock (i) existing at the time any Person becomes a Subsidiary or (ii) existing at the time any Person is merged, consolidated, amalgamated or otherwise combined with the Corporation. Acquired Parity Stock shall be deemed to be issued on the date the acquired Person becomes a Subsidiary or the date of any such merger, consolidation, amalgamation or other combination.

“Acquired Senior Stock” means Senior Stock (i) existing at the time any Person becomes a Subsidiary or (ii) existing at the time any Person is merged, consolidated, amalgamated or otherwise combined with the Corporation. Acquired Senior Stock shall be deemed to be issued on the date the acquired Person becomes a Subsidiary or the date of any such merger, consolidation, amalgamation or other combination.

“Affiliate” of a Person means a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person.

“Amended and Restated Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of April 30, 2004, and as amended, restated, amended and restated, supplemented or otherwise modified from time to time, between Capital Environmental Resource, Inc., the Corporation, the several banks and other financial institutions or entities from time to time parties thereto, Lehman Brothers Inc., as exclusive advisor, sole lead arranger and sole bookrunner, and Lehman Commercial Paper Inc., as administrative agent, which provides for aggregate term and revolving borrowings of $160 million and amends and restates the Existing Bank Credit Agreement; provided, however, that the amount of indebtedness under the Amended and Restated Credit Agreement that the Board of Directors would need to consider in its determination regarding the required amount of proceeds from any Company Sale pursuant to the last sentence of Section 5(c) shall be reduced by any actual repayments of such indebtedness following the date hereof (other than repayments of the revolving credit facility in the ordinary course of business that do not involve any reduction of the commitments thereunder).

“Applicable Amount” means $3.93; provided, however, that if the Corporation subdivides, combines or reclassifies any class of Common Stock or undertakes any similar event with respect to any Common Stock, the Applicable Amount will be proportionately reduced or increased or adjusted on a proportionate basis, it being understood that the intent of any such adjustment would be to preserve the relative per share equivalency of the shares of Common Stock and Preferred Stock that exists on the Original Issue Date for purposes of computing the dividend rights under Section 2 hereof and the liquidation rights under Section 3 hereof.

“Bank Credit Facility” means a reasonably customary senior bank credit facility (i) under which all of the lenders share pro rata in a first priority lien in substantially all of the assets of the Corporation and its Subsidiaries (provided, however, that the security interests reflected in the Amended and Restated Credit Agreement as in effect on April 30, 2004 shall be deemed to be consistent with the pro rata sharing requirement in this clause (i)), (ii) which is comprised of a revolving credit facility, an amortizing term loan, additional borrowings under a customary revolving credit facility (including under letter of credit facilities, swing line facilities and bankers acceptance facilities) and any combination of the foregoing, and (iii) which does not include, without limitation, any Securities Offering; provided, however, that (a) participation by one or more Persons that are not banks shall not by itself prevent any such facility from being a Bank Credit Facility and (b) if customary bank promissory notes are issued to the lenders under such facility such issuance shall not by itself prevent such facility from being a Bank Credit Facility.

“Change of Control” means any of the following events: (i) the merger or consolidation of the Corporation with or into another Person or the merger or consolidation of another Person with or into the Corporation, or the sale of all or substantially all of the Corporation’s assets to another Person, other than a transaction following which (A) in the case of a merger or consolidation, holders of the securities that represented 100% of the combined voting power of the outstanding voting securities of the Corporation immediately prior to such transaction and any series of related transactions own at least 51% of the voting power of the outstanding securities generally entitled to vote of the surviving person in such merger or consolidation immediately after such transaction and any series of related transactions or (B) in the case of a sale of assets transaction, the transferee Person becomes a Wholly-Owned Subsidiary of either the Corporation, a Wholly-Owned Subsidiary of the Corporation, or a combination of the Corporation and its Wholly-Owned Subsidiaries; (ii) the acquisition by any Person or group of Persons, acting jointly or otherwise in concert, other than the Permitted Holders, of legal or beneficial ownership of 30% or more of the outstanding shares of Common Stock of the Corporation; or (iii) during any 12-month period, individuals who at the beginning of such period constituted the Board of Directors, including directors appointed pursuant to Section 5(a), (together with any new directors whose election by the Board of Directors or whose nominations for election by the Corporation’s stockholders were approved by a vote of a majority of the directors who either were directors at the beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the Board of Directors. Notwithstanding the foregoing, the Migration and the transactions entered into in connection therewith shall not constitute or give rise to a Change of Control.

“Committed Amount” means $320,000,000, as such amount may be reduced from time to time as provided in clause (ii) of the definition of Permitted Indebtedness.

“Common Stock” means the common stock, par value $0.01 per share, of the Corporation together with any other class or series of common stock, whether voting or non-voting, of the Corporation issued after the Original Issue Date.

“Company Sale” means a sale, conveyance or other disposition of the Corporation, whether by merger, consolidation, sale of all or substantially all of the Corporation’s assets or sale of capital stock, including any issuance or transfer of capital stock of the Corporation to any Person. Notwithstanding the foregoing, the Migration and the transactions entered into in connection therewith shall not constitute or give rise to a Company Sale.

“Convertible Securities” means any evidences of indebtedness, shares of capital stock (other than Common Stock) or other securities convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

“Debt Leverage Ratio” means, on any day, the ratio of (a) Indebtedness of the Corporation and its Subsidiaries on a consolidated basis as of the date of determination, to (b) EBITDA of the Corporation and its Subsidiaries on a consolidated basis for the preceding four fiscal quarters most recently ended. For the avoidance of doubt, Permitted Indebtedness shall not be excluded from Indebtedness for purposes of calculating this Debt Leverage Ratio or otherwise.

“Disqualified Stock” means any class of capital stock or series of preferred stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, in either case at the option of the holder thereof) or otherwise (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (b) is or may become redeemable or repurchaseable at the option of the holder thereof, in whole or in part (other than as a result of a Change of Control), or (c) is convertible or exchangeable at the option of the holder thereof for Indebtedness or Disqualified Stock, on or prior to, in the case of clause (a), (b) or (c), the Final Redemption Date.

“EBITDA” means, for any period, an amount calculated on a consolidated basis for the Corporation and its Subsidiaries, equal to (a) the sum of net income for such period determined in accordance with GAAP, plus the following to the extent deducted in computing net income for such period: (i) the provision for taxes based on income or profits or utilized in computing net loss, (ii) interest expense, (iii) depreciation, (iv) amortization of intangibles, (v) any extraordinary non-cash loss (vi) any loss in respect of foreign currency, (vii) any loss from the sale of fixed assets and (vii) any non-cash charge for management compensation expense, minus (b) (i) any extraordinary non-cash gain (ii) any gain in respect of foreign currency, (iii) any gain from the sale of fixed assets and (iv) any non-cash gain for management compensation expense, in each case to the extent added in computing net income for such period. EBITDA shall be calculated on a pro forma basis for acquisitions and divestitures in accordance with GAAP and Regulation S-X promulgated by the Securities and Exchange Commission, including cost savings to the extent permitted to be included by GAAP and Regulation S-X. From the Original Issue Date until the date 12 months following the commencement of operations of the JED Landfill, EBITDA shall be increased by the JED Landfill Adjustment.

“Existing Bank Credit Agreement” means that certain Credit Agreement, dated as of December 31, 2003, among Capital Environmental Resource, Inc., the Corporation, Lehman Brothers Inc., as sole lead arranger and sole bookrunner, CIBC Inc., as Syndication Agent and Lehman Commercial Paper Inc., as Administrative Agent.

“GAAP” means U.S. generally accepted accounting principles applied on a consistent basis.

“Indebtedness” means, with respect to any Person, at any date, without duplication, (i) all obligations of such Person for borrowed money, including, without limitation, all principal, interest, premiums, fees, expenses, overdrafts and penalties with respect thereto, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of any property or services, except trade payables incurred in the ordinary course of business, (iv) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (v) all obligations of such Person as lessee which are required to be capitalized in accordance with GAAP and (vi) all Indebtedness of any other Person of the type referred to in clauses (i) to (v) above directly or indirectly guaranteed by such Person or secured by any assets of such Person. Notwithstanding anything herein to the contrary, Indebtedness shall not include (i) the Preferred Stock or any Junior Stock, Parity Stock or Senior Stock, (ii) Indebtedness of the Corporation to Wholly-Owned Subsidiaries of the Corporation and Indebtedness of Wholly-Owned Subsidiaries of the Corporation to the Corporation or to other Wholly-Owned Subsidiaries of the Corporation, (iii) the obligations of the Corporation or any Subsidiary in respect of undrawn letters of credit supporting post-closure obligations, or (iv) undrawn and unfunded surety bonds or performance bonds, undrawn letters of credit supporting such surety bonds or performance bonds and undrawn letters of credit supporting municipal service contracts. In addition to the forgoing, but without duplication, Indebtedness shall include for all purposes the Committed Amount, whether or not such amount is outstanding.

“Issue Date” means (i) the Original Issue Date for shares of Preferred Stock that are issued on such date, and (ii) such later date on which shares of Preferred Stock are issued after the Original Issue Date.

“JED EBITDA” means the aggregate EBITDA generated by the operation of the JED Landfill since the date of commencement of operations at the JED Landfill, as determined by management of the Corporation and reasonably acceptable to holders of a Majority of the Preferred Stock.

“JED Landfill” means the Omni Landfill (as such term is defined in the Subscription Agreement).

“JED Landfill Adjustment” means an amount equal to the difference between (A) the JED EBITDA, multiplied by a fraction equal to (i) 365 divided by (ii) the number of days that at any relevant date of determination will have elapsed since the JED Landfill commenced operations, less (B) the JED EBITDA. Notwithstanding the foregoing, prior to March 31, 2004, for purposes of determining whether the Corporation is permitted to issue Parity Stock without obtaining the approval required pursuant to Section 5(b)(iv), JED Landfill Adjustment means the greater of (i) the amount calculated pursuant to the first sentence of this definition, and (ii) $12,000,000 or, if the transaction specified in that certain letter, dated the Original Issue Date, from the Corporation to KIA VI and KEP VI and referencing this defined term has been consummated at such time, $17,000,000.

“Junior Stock” means any class of capital stock or series of preferred stock, whether presently outstanding or hereafter issued, other than Parity Stock or Senior Stock.

“Kelso Parties” means KIA VI, KEP VI and their respective Affiliates.

“KEP VI” means KEP VI, LLC, a Delaware limited liability company.

“KIA VI” means Kelso Investment Associates VI, L.P., a Delaware limited partnership.

“Liquidation Preference” of any share of Preferred Stock means the sum of $1,000 (as such amount shall be appropriately adjusted for any stock dividend, stock split, reclassification, recapitalization, consolidation or similar event affecting such Preferred Stock) plus the amount of any accrued but unpaid dividends on such share as of any date of determination.

“Majority of the Preferred Stock” means more than 50% of the outstanding shares of Preferred Stock.

“Migration” shall have the meaning given to such term in the Subscription Agreement.

“Notes” means up to $160,000,000 in aggregate principal amount of the Corporation’s 9 1/2% Senior Subordinated Notes due 2014 issued on April 30, 2004, and any notes issued in exchange therefor and any guarantees of the foregoing (in each case, pursuant to the indenture governing such Notes as in effect on April 30, 2004).

“Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

“Options” means rights, options or warrants to subscribe for, purchase or otherwise acquire, directly or indirectly, shares of Common Stock, including, without limitation, Convertible Securities.

“Original Issue Date” means the first date on which any share of Preferred Stock is issued by the Corporation under this Certificate of Designations. For the avoidance of doubt, Original Issue Date with respect to any shares of Preferred Stock outstanding as of April 30, 2004 shall mean May 6, 2003.

“Parity Stock” means any class of capital stock or series of preferred stock hereafter created by the Board of Directors (i) that is not Disqualified Stock and (ii) the terms of which expressly provide that such class or series shall rank on a parity with the Preferred Stock as to the payment of dividends or the distribution of assets.

“Parity Stock Obligations” means the aggregate liquidation preference plus all accrued and unpaid dividends, interest and other obligations of the Corporation and its Subsidiaries pursuant to the terms of any Parity Stock.

“Permitted Holders” means (a) David Sutherland-Yoest (in this definition, the “Primary Permitted Holder”); (b) the spouse of the Primary Permitted Holder (including any widow or widower); (c) any lineal descendant of the Primary Permitted Holder (treating for this purpose, any legally adopted descendant as a lineal descendant); (d) the estate of any Person listed in clauses (a) to (c); (e) any trust primarily for the benefit of the lineal descendants of the Primary Permitted Holder, spouses of such lineal descendants, the Primary Permitted Holder himself, or his spouse; (f) the Kelso Parties and their Affiliates; and (g) any and all corporations during such time as they are directly or indirectly controlled by any one or more of the foregoing.

“Permitted Indebtedness” means: (i) Indebtedness incurred by the Corporation and its Subsidiaries under the Amended and Restated Credit Agreement (such agreement, as amended to the date hereof, and as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time); provided, however, that if the Amended and Restated Credit Agreement is amended, restated, supplemented or otherwise modified in a manner such that it no longer meets the definition of a Bank Credit Facility, such amendment, restatement, supplement or other modification shall be considered a refinancing of the Amended and Restated Credit Agreement for purposes of subsection (ii) of this definition and the proviso therein; (ii) Indebtedness to the extent incurred by the Corporation and its Subsidiaries to refinance and replace the Amended and Restated Credit Agreement; provided, however, that, to the extent any Bank Credit Facility (including, without limitation, the Amended and Restated Credit Agreement) is replaced by Indebtedness that is not incurred under a Bank Credit Facility (“Non-Bank Indebtedness”), the amount of such Non-Bank Indebtedness shall, for purposes of its initial incurrence, be considered Permitted Indebtedness, but any refinancing of such Non-Bank Indebtedness (and any refinancing thereof) shall not thereafter be considered Permitted Indebtedness under this clause (ii) (and the Committed Amount shall thereafter be reduced to the extent such Non-Bank Indebtedness is incurred to replace or refinance Indebtedness under a Bank Credit Facility); (iii) the Notes and Indebtedness to the extent incurred by the Corporation and its Subsidiaries to refinance and replace the Notes (and any refinancing thereof); and (iv) additional Indebtedness of the Corporation and its Subsidiaries in an aggregate principal amount not to exceed $5.0 million at any one time outstanding. Notwithstanding anything herein to the contrary, the amount of Permitted Indebtedness under clauses (i), (ii) and (iii) shall not exceed, in the aggregate, the Committed Amount.

“Permitted Parity Stock” means Parity Stock to the extent applied to redeem the Preferred Stock.

“Person” means an individual, partnership, limited partnership, limited liability company, unlimited liability company, corporation, trust, unincorporated organization, government, governmental agency or governmental subdivision or similar entity.

“Preferred Leverage Ratio” means, on any day, the ratio of (a) Indebtedness plus Senior Stock Obligations plus Parity Stock Obligations of the Corporation and its Subsidiaries on a consolidated basis as of the date of determination, to (b) EBITDA of the Corporation and its Subsidiaries on a consolidated basis for the preceding four fiscal quarters most recently ended. For the avoidance of doubt, Permitted Indebtedness and Permitted Parity Stock shall not be excluded from Indebtedness and Parity Stock Obligations, respectively, for purposes of calculating this Preferred Leverage Ratio or otherwise.

“Redemption Date” means, with respect to any shares of Preferred Stock, the date on which the Corporation redeems such shares of Preferred Stock.

“Sale Process” means a process reasonably designed to solicit for the benefit of the Corporation and all of its stockholders offers from third parties who wish to acquire the Corporation or its assets in a transaction that would constitute a Company Sale, it being understood that, notwithstanding anything herein to the contrary, such process shall include the engagement of investment bankers or other financial advisors and the provision of access to personnel and information in a manner that is customary for such transactions, unless a Majority of the Preferred Stock otherwise agrees.

“Securities Offering” means any Indebtedness consisting of bonds, debentures, notes (other than customary bank promissory notes under a Bank Credit Facility) or other similar debt securities issued in a public offering or a private placement.

“Senior Debt” means Indebtedness (i) incurred under the Amended and Restated Credit Agreement, (ii) represented by the Notes and (iii) any refinancings of Indebtedness incurred pursuant to clauses (i) and (ii).

“Senior Stock” means any class of capital stock or series of preferred stock hereafter created by the Board of Directors (i) that is Disqualified Stock or (ii) the terms of which expressly provide that such class or series shall rank senior to the Preferred Stock as to the payment of dividends or the distribution of assets.

“Senior Stock Obligations” means the aggregate liquidation preference plus all accrued and unpaid dividends, interest and other obligations of the Corporation and its Subsidiaries pursuant to the terms of any Senior Stock.

“Subscription Agreement” means the Preferred Subscription Agreement, dated as of May 6, 2003, among the Corporation, Capital Environmental Resource Inc., KIA VI and KEP VI.

“Subsidiary” means (i) a corporation of which 50% or more of the combined voting power of the outstanding voting capital stock is owned, directly or indirectly, by the Corporation, by one or more Subsidiaries, or by the Corporation and one or more Subsidiaries, (ii) a partnership of which the Corporation, one or more Subsidiaries, or the Corporation and one or more Subsidiaries, directly or indirectly, is the general partner and/or has the power to direct the policies, management and affairs of such partnership or (iii) any other Person in which the Corporation, one or more Subsidiaries, or the Corporation and one or more Subsidiaries, directly or indirectly, has at least a 50% interest and/or power to direct the policies, management and affairs thereof.

“U.S. Dollar Equivalent” means, as of the date of any determination, the equivalent amount in U.S. Dollars based on the rate quoted by Bank of America or the agent bank under a Bank Credit Facility of the Corporation at the time for the purchase of U.S. Dollars in accordance with its customary procedures at 10:30 a.m. (New York time) on the date of determination.

“Wholly-Owned Subsidiary” of a Person means any Subsidiary of such Person of which securities or other ownership interests representing 100% of the equity and 100% of the ordinary voting power

(or 100% of the general partnership or membership interests) are, at the time any determination is being made, owned by such Person or one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more Wholly-Owned Subsidiaries of such Person.

      12.     Subordination. In the event the Corporation becomes subject to a case, proceeding or other action described in Sections 8(f)(i) or (ii) of the Amended and Restated Credit Agreement as in effect on April 30, 2004 or in the event of a Change of Control, then:

(a) (i) holders of Senior Debt will be entitled after such event to receive payment in full in cash of all Obligations and other amounts owing in respect of such Senior Debt before the holders of Preferred Stock will be entitled to receive (after such event) any distribution or other payment, whether in cash, securities or other property (collectively, a “Distribution”, it being understood and agreed that a Distribution shall not be deemed to include any distribution of additional shares of Preferred Stock or of any other equity securities that are subject to at least equivalent subordination provisions as set forth herein or any accrual or increase in the dividend rate or Liquidation Preference applicable to the Preferred Stock or the dividend rate or liquidation preference applicable to such other equity securities) in respect of the Preferred Stock; (ii) the Corporation may not acquire from any holder of Preferred Stock any shares of Preferred Stock for cash or property after such event until all Obligations and other amounts owing in respect of Senior Debt have been paid in full in cash; and (iii) until all Obligations and other amounts owing in respect of Senior Debt are paid in full in cash, any Distribution to which any holder of Preferred Stock would be entitled in respect of the Preferred Stock but for this Section 12(a) after such event will be made to the administrative agent for the benefit of the holders of such Senior Debt (together with any other trustee, agent or representative appointed by the holders of Senior Debt, the “Representative”), it being understood and agreed that the Corporation shall, concurrently with such payment to the Representative, acknowledge its ongoing obligations to the holders of the Preferred Stock in respect of such payment;

(b) in the event of a Company Sale or in the event the Preferred Stock becomes due and payable pursuant to Section 5(d)(i) hereof, the Corporation shall not make any Distribution in respect of the Preferred Stock and may not acquire from any holder of Preferred Stock any shares of Preferred Stock for cash or other property unless such Distribution or such acquisition is permitted under the governing documents of the Senior Debt at the time of the proposed Distribution or acquisition (provided, that in such event the obligation to make such Distribution or acquisition shall continue in force and shall be satisfied as soon as it is no longer prohibited by the governing documents of the Senior Debt), it being acknowledged, for the avoidance of doubt, that the foregoing shall not prohibit or limit in any manner the immediate increase in the Liquidation Preference applicable to the Preferred Stock under Section 5(d)(i) hereof upon the occurrence of the events described therein; and

(c) in the event that any holder of Preferred Stock receives any Distribution in respect of the Preferred Stock at a time when such Distribution is prohibited under Sections 12(a) or 12(b) hereof, such Distribution will be held by such holder of Preferred Stock in trust for the benefit of, and will be promptly paid over and delivered to, the Representative for the benefit of the holders of Senior Debt, it being understood and agreed that the Corporation shall be deemed, concurrently with such payment and delivery to the Representative to have acknowledged its ongoing obligation to the holders of the Preferred Stock in respect of such payment.

The provisions of this Section 12 shall not be amended or modified without the prior written consent of the Representative who shall be entitled to enforce the provisions of this section directly against the holders of the Preferred Stock. Notwithstanding anything herein to the contrary, the Representative and the holders of Senior Debt shall take reasonable efforts to enforce their rights and collect their Indebtedness against Capital Environmental Resources Inc. and each of its Subsidiaries and any other borrower under the Amended and Restated Credit Agreement prior to or simultaneously with enforcing the rights set forth in this Section 12 against the holders of the Preferred Stock. Each holder of Preferred Stock shall, by accepting ownership of such Preferred Stock, agree to be bound by the provisions of this Section 12.

      IN WITNESS WHEREOF, the Corporation has caused this Amended Certificate of Designations to be signed by the undersigned this 30th day of April, 2004.

WASTE SERVICES, INC.

By:	/s/ IVAN R. CAIRNS

Name: Ivan R. Cairns

Title:	Executive Vice President,

General Counsel and Secretary

ANNEX L

SECTION 185 OF THE BUSINESS CORPORATIONS ACT (ONTARIO)

      185(1) Rights of dissenting shareholders — Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,

(a) amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;

(b) amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;

(c) amalgamate with another corporation under sections 175 and 176;

(d) be continued under the laws of another jurisdiction under section 181; or

(e) sell, lease or exchange all or substantially all its property under subsection 184(3),

a holder of shares of any class or series entitled to vote on the resolution may dissent.

      (2) Idem — If a corporation resolves to amend its articles in a manner referred to in subsection 170(1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,

(a) clause 170(1)(a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or

(b) subsection 170(5) or (6).

      (3) Exception — A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,

(a) amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or

(b) deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986.

      (4) Shareholder’s right to be paid fair value — In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted.

      (5) No partial dissent — A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

      (6) Objection — A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder’s right to dissent.

      (7) Idem — The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6).

      (8) Notice of adoption of resolution — The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection.

      (9) Idem — A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights.

      (10) Demand for payment of fair value — A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,

(a) the shareholder’s name and address;

(b) the number and class of shares in respect of which the shareholder dissents; and

(c) a demand for payment of the fair value of such shares.

      (11) Certificates to be sent in — Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

      (12) Idem — A dissenting shareholder who fails to comply with subsections (6), (10) and (11) has no right to make a claim under this section.

      (13) Endorsement on certificate — A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder.

      (14) Rights of dissenting shareholder — On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,

(a) the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);

(b) the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or

(c) the directors revoke a resolution to amend the articles under subsection 168(3), terminate an amalgamation agreement under subsection 176(5) or an application for continuance under subsection 181(5), or abandon a sale, lease or exchange under subsection 184(8), in which case the dissenting shareholder’s rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10), and the dissenting shareholder is entitled, upon presentation and surrender to the corporation or its transfer agent of any certificate representing the shares that has been endorsed in accordance with subsection (13), to be issued a new certificate representing the same number of shares as the certificate so presented, without payment of any fee.

      (15) Offer to pay — A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,

(a) a written offer to pay for the dissenting shareholder’s shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

(b) if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

      (16) Idem — Every offer made under subsection (15) for shares of the same class or series shall be on the same terms.

      (17) Idem — Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

      (18) Application to court to fix fair value — Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder.

      (19) Idem — If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow.

      (20) Idem — A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19).

      (21) Costs — If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders.

      (22) Notice to shareholders — Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,

(a) has sent to the corporation the notice referred to in subsection (10); and

(b) has not accepted an offer made by the corporation under subsection (15), if such an offer was made,

of the date, place and consequences of the application and of the dissenting shareholder’s right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions.

      (23) Parties joined — All dissenting shareholders who satisfy the conditions set out in clauses (22)(a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application.

      (24) Idem — Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders.

      (25) Appraisers — The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

      (26) Final order — The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22)(a) and (b).

      (27) Interest — The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

      (28) Where corporation unable to pay — Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

      (29) Idem — Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,

(a) withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder’s full rights are reinstated; or

(b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

      (30) Idem — A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,

(a) the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or

(b) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

      (31) Court order — Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission.

      (32) Commission may appear — The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation.

CAPITAL ENVIRONMENTAL RESOURCE INC.

(the “Corporation”)

      PROXY SOLICITED ON BEHALF OF MANAGEMENT FOR SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON JULY 27, 2004.
(the “Meeting”)

      This Proxy should be read in conjunction with the Proxy Statement pertaining thereto.

      The undersigned, being a Shareholder of common shares and/or options of CAPITAL ENVIRONMENTAL RESOURCE INC. hereby appoints Mr. David Sutherland-Yoest, or failing him, Mr. Ivan R. Cairns, or instead of either of them the person, if any, named below as proxyholder, with power of substitution, to attend and vote for the undersigned at the special meeting of Shareholders to be held on July 27, 2004, and at any adjournments or postponements:

      TO BE COMPLETED BY SHAREHOLDERS

VOTE FOR ☐ or AGAINST ☐ or WITHHOLD FROM VOTING ☐ (or, if not specified, VOTE FOR) the approval of the Arrangement Resolution set forth as Annex A to the Proxy Statement; and

in their discretion to vote on amendments or variations to matters identified in the Notice of Special Meeting or such other matters which may properly come before the Meeting or any adjournment thereof.

      To be effective, a Proxy must be received by American Stock Transfer & Trust Company no later than July 23, 2004 at 5:00 p.m. (Toronto time), or in the case of any adjournment of the Meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the date to which the Meeting is adjourned.

      This Proxy supersedes and revokes any proxy previously given in respect of the Meeting.

      DATED:

      Name of Shareholder — Please print:

      Signature of Shareholder:

      THE SHAREHOLDER MAY APPOINT A PROXYHOLDER OTHER THAN ANY PERSON DESIGNATED ABOVE (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT ON HIS/ HER BEHALF AT THE MEETING. IF YOU WISH SOME PERSON TO ACT FOR YOU OTHER THAN THE PERSONS NAMED IN THE ABOVE FORM, FILL IN THE NAME OF SUCH PERSON HERE.

                                                                           or as an alternate

      IF THIS PROXY IS NOT DATED IN THE ABOVE SPACE, IT IS DEEMED TO BE DATED ON THE DAY WHICH IT IS MAILED.

      On any ballot that may be called for, the securities represented by this Proxy in favor of the person(s) designated by management of the Corporation named in this Proxy will be voted in accordance with the instructions given on the ballot, and if the Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.

      If no choice is specified in this Proxy with respect to a particular matter identified in the Notice of Special Meeting, the person(s) designated by management of the Corporation in this Proxy will vote the securities represented by this Proxy in favour of such matters.

      Each shareholder has the right to appoint as proxyholder a person (who need not be a Shareholder of the Corporation) other than the person(s) designated by management of the Corporation to attend and act on the Shareholder’s behalf at the Meeting. Such right may be exercised by inserting the name of the person to be appointed in the blank space provided in this Proxy or by completing another form of proxy.

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      This Proxy or such other form of proxy should be completed, dated and signed, and sent in the enclosed envelope or otherwise to American Stock Transfer & Trust Company at 6201 - 15th Ave., 3rd Floor, Brooklyn, New York 11219.

      This Proxy must be signed by the Shareholder or the Shareholder’s attorney authorized in writing. If the Shareholder is a corporation, this Proxy must be signed by the duly authorized officer or attorney of the Shareholder. A person signing on behalf of a Shareholder must provide, with this Proxy, satisfactory proof of such person’s authority and must indicate the capacity in which such person is signing.

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